                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-10325

                            MARKET VECTORS ETF TRUST
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 Madison Avenue, New York, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2014

ITEM 1. REPORT TO SHAREHOLDERS

SEMI-ANNUAL REPORT J U N E 3 0 , 2 0 1 4 ( u n a u d i t e d )

MARKET VECTORS

HARD ASSETS ETFs

     888.MKT.VCTR

marketvectorsetfs.com

The information contained in these shareholder letters represent the opinions of Van Eck Global and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of Van Eck Global are as of June 30, 2014, and are subject to change.

MARKET VECTORS HARD ASSETS ETFs

(unaudited)

Dear Shareholder:

On May 1 this year, we changed the name of our Market Vectors RVE Hard Assets Producers ETF to Market Vectors Natural Resources ETF (NYSE Arca: HAP). This followed naturally from the rebranding of the Fund’s benchmark index from the RogersTM-Van Eck Hard Assets Producers Index to the RogersTM-Van Eck Natural Resources Index.

We believe that the rebranding better aligns the index with the industry segment it seeks to represent. The index’s methodology and underlying constituents have not changed, and it remains a transparent, impartial and fair measure of the performance of the natural resources industry.

Since it is global, the index reflects the different factors driving the continuing development of the natural resources industry. In addition to being comprehensive, the index contains the world’s largest and most prominent commodity producers and distributors, it was also the first commodity equity index to include both water and renewable energy.

RogersTM-Van Eck Natural Resources Index vs Benchmarks (7/1/2009 – 6/30/2014)

Source: FactSet. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Index performance is not illustrative of fund performance. Investors cannot invest directly in an Index.

We continue to believe, too, that as a broad-based ETF, HAP can serve as the core of any natural resources investment allocation and that its comprehensive exposure may be attractive to investors seeking long-term access to global companies participating in the commodity segment.

Going forward, we will, of course, continue to seek out and evaluate the most attractive opportunities for you as a shareholder in the hard asset space. Please stay in touch with us through our website (http://www.marketvectorsetfs.com) on which we offer videos, email subscriptions and podcasts, all of which are designed to keep you up to date with your investment in Market Vectors ETFs.

1

MARKET VECTORS HARD ASSETS ETFs

(unaudited)

On the following pages, you will find the performance record of each of the funds for the six-month period ended June 30, 2014. You will also find their financial statements. As always, we value your continuing confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck

Trustee and President

Market Vectors ETF Trust

July 30, 2014

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

Index returns are not Fund returns and do not reflect any management fees or brokerage expenses. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses. Index returns assume that dividends have been reinvested.

The RogersTM-Van Eck Natural Resources Index (RVEIT) is a rules based, modified capitalization weighted, float adjusted index comprising publicly traded companies engaged in the production and distribution of commodities and commodity-related products and services in the following sectors: 1) Agriculture; 2) Alternatives (Water & Alternative Energy); 3) Base and Industrial Metals; 4) Energy; 5) Forest Products; and 6) Precious Metals.

The S&P Global Natural Resources Index (SPGNRUP) includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy, and metals & mining.

Bloomberg Commodity Index (BCOMTR) aims to provide broadly diversified representation of commodity markets as an asset class. The index is made up of exchange-traded futures on physical commodities weighted to account for economic significance and market liquidity with weighting restrictions to promote diversification.

S&P GSCI® Index (SPGSCITR) is widely recognized as a leading measure of general price movements and inflation in the world economy. It provides investors with a reliable and publicly available benchmark for investment performance in the commodity markets. The index is calculated primarily on a world production-weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

MANAGEMENT DISCUSSION

Hard Assets Market Overview

The RogersTM-Van Eck Natural Resources Index† (RVEIT), which includes equities of the world’s largest and most prominent hard assets producers, remains the most comprehensive index in the hard assets producer space. For the six-month period ending June 30, 2014, the index returned 8.53%.

2

The table below shows average sector weightings within this index and the total return of each sector for the six-month period ending June 30, 2014.

RVEIT Sector	Average Sector Weighting	Six Month Total Return for Period Ending June 30, 2014
Energy	41.40%	13.65%
Agriculture	30.53%	4.77%
Base/Industrial Metals	13.12%	0.94%
Precious Metals	6.90%	17.31%
Alternatives	4.09%	19.03%
Paper & Forest Products	3.96%	-1.03%

Source: Van Eck Global; FactSet; S-Network Global Indexes, LLC. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Index performance is not illustrative of fund performance. Investors cannot invest directly in an Index.

All sectors - except for paper & forest products - had positive returns over the six months ended June 30, 2014. The largest sector by average weight, energy, which accounted for nearly half the index, had a healthy positive return. Two of the three smaller sectors, by average weight, alternatives and precious metals, also both had a very good six months. However, the negative performance of the paper and forest products sector did not prevent the index as a whole from providing a positive total return over the six-month period.

Two-thirds (eight) of the suite of 12 Market Vectors Hard Assets ETFs posted positive total returns during the six-month period, with the two Market Vectors’ gold funds, Junior Gold Miners ETF (36.38%) and Gold Miners ETF (24.91%) producing the best returns of the eight. The Global Alternative Energy ETF (17.69%), Oil Services ETF (20.04%), Solar Energy ETF (19.95%), and Unconventional Oil & Gas ETF (20.96%), each posted a total return for the period in excess of 15%. Only three ETFs showed a loss for the six months ending June 30, 2014, and, of these three, the two worst performers, Steel ETF (-4.16%) and Coal ETF (-4.10%) both lost under 5%.

Source: Van Eck Global. Returns based on NAV. The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Funds reflects temporary waivers of expenses and/or fees. Had the Funds incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Funds will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

3

MARKET VECTORS HARD ASSETS ETFs

(unaudited)

Agribusiness

Fertilizer and agricultural chemical companies, together with food product companies, led performance in the sector. Companies manufacturing and distributing agricultural and farm machinery detracted most from performance. Geographically, the greatest positive returns came from companies in Canada and the U.S., while the greatest negative returns came from those in Japan, the Netherlands, and Switzerland.

Coal

The first six months of 2014 were difficult for the coal industry. 2013 saw coal production in U.S. at its lowest level since 1993 and its annual share of total net generation having declined to 39% from nearly 50% in 20071. In January, China, the world’s largest consumer and producer of coal, brought forward to this year the goal it had previously announced of reducing its dependence upon coal, by 2017, to less than 65% of its energy usage2. Then, at the beginning of June, the Obama administration in the U.S. mandated3 that, by 2030, fossil fuel-burning power plants cut carbon emissions by 30% from 2005 levels4. Four countries with companies that contributed positive total returns were, in order of magnitude, Indonesia, Canada, Russia, and Thailand. China and the U.S., with between them an average weight of over 56%, detracted most from the sector’s performance.

Global Alternative Energy

As did solar energy stocks, global alternative energy stocks as a whole performed strongly during the first half of 2014, with significant contributions to overall performance from companies producing semiconductor equipment, and involved in wind energy and automobile manufacturing. The strongest contribution came from companies in the U.S., with by far the largest average weighting in the sector. But there was also a significant contribution from Denmark. China and Canada were the main detractors from performance.

Gold Miners/Junior Gold Miners

After a difficult year in 2013, gold miners, both large and small, bounced back during the first half of 2014. With political tensions and a weak U.S. dollar underpinning demand, gold rose in each of the first two quarters of the year5. Canadian gold mining companies, both large and junior, were by far the most significant contributors to performance. However, both their established, and less established, peers in Australia and U.S. also thrived in the first six months of the year. Some Asian miners lagged and, in the case of “juniors”, detracted from performance.

Natural Resources

Energy companies, the largest segment of the natural resources industry, provided the largest positive return. The agricultural and precious metals sectors also provided healthy positive returns. Although paper and forest products contributed a negative return, the sector’s low relative average weighting resulted in a minimal detraction to performance.

Oil Services

Oil services stocks continued to produce a healthy positive total return in the first half of 2014. On the back of shale well production, domestic crude oil production in the U.S. continued to increase during the first six months of 20146. And, after growth of 4% in 2012 and only 2% in 2013, according to Barclays Capital, producers are projected to raise capital spending in the U.S. and Canada by 7% in 20147. U.S. oil services companies contributed by far the most to return, while foreign domiciled companies lagged.

Rare Earth and Strategic Metals

Following their decline in 20138, the prices of rare earths, particularly light rare earths, continued to decline in the first six months of 20149. At the end of March10, the World Trade Organization sided with the U.S. in its dispute with China over export limits on rare earths. China said it would consider an appeal. However, in early June, it was reported not only that the country may soon end both quotas and tariffs on exports, but that it may also increase the resource tax on rare earths “significantly”11, not least as part of its efforts to clean up pollution12. While companies in Australia and the U.S. involved specifically in the mining and refining of rare earths, were the largest detractors from performance, contributors to performance included companies involved in both titanium and molybdenum. Smaller companies performed better than their mid-cap peers during the period under review.

4

Solar Energy

Solar energy stocks continued to perform strongly in the first half of 2014, performing even better than did global alternative energy stocks. On June 9 of this year, Germany set a new world record when solar energy production peaked at 24.24 GW (gigawatts), equaling around 50.6 percent of the country’s electricity demand13. In the U.S., in the first quarter of 2014, 1,330 MW (megawatts) of solar photovoltaics (PV) were installed (an increase of 79% over the first quarter of 2013), to total 14.8 GW installed capacity, enough to power three million homes14. Within the sector, by far the strongest contribution came from companies in the U.S., followed by those in Norway, Switzerland, and China. In addition to having the highest average weighting in the sector, mid-cap companies also made the most significant contribution to overall performance. However, both smaller and larger companies contributed much less to this strong performance.

Steel

The first half of 2014 was a challenging one for the steel industry. Global overcapacity continues to be a problem, especially in China, with growth in demand falling behind expanding steel capacity15. While global steel consumption grew 9.3% and 8.7% in the third and fourth quarters of 2013 respectively, it fell 0.8% year-on-year in the first quarter of 201416. With the two largest average weightings in the sector during the period under review, both the U.S. and Brazil detracted from performance over the first six months of 2014. India was the only country to contribute positively to the fund’s return for the period.

Unconventional Oil & Gas

Unconventional energy companies continued to perform well during the first half of 2014, particularly those in the U.S. The rate at which American shale oil wells produce oil continues to increase and, according to the U.S. Energy Information Administration: “U.S. crude oil production in May increased to the highest output for any month in 26 years and is on track next year to reach the highest annual production level since 1972”.17 U.S. stocks (on average just over 76% of the fund by weight during the period under review) contributed by far the most to performance. Although both Canadian and Australian companies contributed positive returns, Australia’s low relative average weighting resulted in a minimal contribution to performance.

Uranium and Nuclear Energy

Performance in the sector during the first six months of 2014 remained positive. With the largest average weighting over the period under review, utilities produced the vast majority of the sector’s positive return. Geographically, companies in the U.S. contributed most to return, while Japan and the Netherlands were the only countries to detract from performance. Japan’s and France’s continuing commitment to nuclear energy was underlined further in early May when Japanese Prime Minister Shinzo Abe and French President Francois Hollande, agreed that their two countries should work on developing a fast-breeder (Fourth Generation) nuclear reactor18. In spring, Mr. Abe reversed the previous government decision to shut all the country’s reactors. However, as yet, none has been restarted19.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

†	The RogersTM-Van Eck Natural Resources Index (RVEIT) is a rules based, modified capitalization weighted, float adjusted index comprising publicly traded companies engaged in the production and distribution of commodities and commodity-related products and services in the following sectors: 1) Agriculture; 2) Alternatives (Water & Alternative Energy); 3) Base and Industrial Metals; 4) Energy; 5) Forest Products; and 6) Precious Metals.
[1]	EIA: What is the role of coal in the United States?, http://www.eia.gov/energy_in_brief/article/role_coal_us.cfm
[2]	Bloomberg: China’s Clean-Fuel Focus Tests U.S. Coal-Export Lifeline, http://www.bloomberg.com/news/2014-06-10/china-s-clean-fuel-focus-tests-u-s-coal-export-lifeline.html
[3]	FOX News Network: Obama administration targets coal with controversial emissions regulation, http://www.foxnews.com/politics/2014/06/02/obama-to-announce-rule-to-limit-emissions-from-fossil-burning-plants-part-his/
[4]	FOXBusiness: Coal Industry, Utilities Brace for EPA Carbon Rules, http://www.foxbusiness.com/industries/2014/06/04/coal-industry-utilities-brace-for-epa-carbon-rules/
[5]	CNBC: Gold poised for second quarterly gain, U.S. data in focus, http://www.cnbc.com/id/101798482
[6]	The Plain Dealer: U.S shale oil production growing, gasoline could average $3.38, says U.S. EIA, http://blog.cleveland.com/business_impact/print.html?entry=/2014/06/us_shale_oil_production_growin.html
5

MARKET VECTORS HARD ASSETS ETFs

(unaudited)

[7]	Oil & Gas Journal: Barclays: North America E&P spending expected to rise 7% in 2014, led by US, http://www.ogj.com/articles/uogr/print/volume-2/issue-1/outlook/barclays-north-america-e-amp-p-spending-expected-to-rise-7-in-2014-led-by-us.html
[8]	RARE EARTH Investing News: Rare Earths Outlook: Prices to Rise, Western Producers Cutting Into Chinese Monopoly,
http://rareearthinvestingnews.com/19313-rare-earths-outlook-prices-to-rise-western-producers-cutting-into-chinese-monopoly.html
[9]	Metal Miner: Monthly Report: Metal Price Index Trends – May 2014, http://agmetalminer.com/monthly-report-metal-price-index-trends-may-2014/
[10]	Bloomberg: WTO Panel Sides With U.S. in Dispute Over China Minerals, http://www.bloomberg.com/news/print/2014-03-26/wto-panel-sides-with-u-s-in-dispute-over-china-minerals.html
[11]	Bloomberg: China May End Rare-Earth Quotas, Export Tariffs, Reuters Reports, http://www.bloomberg.com/news/2014-06-04/china-may-end-rare-earth-quotas-export-tariffs-reuters-reports.html
[12]	Bloomberg: China’s Rare Earth Toxic Time Bomb to Spur Mining Boom, http://www.bloomberg.com/news/print/2014-06-03/china-s-rare-earth-toxic-time-bomb-to-spur-12-billion-of-mines.html
[13]	Guardian Liberty Voice: 50 Percent of the Energy Produced in Germany Is Solar: New Record, http://guardianlv.com/2014/06/50-percent-of-the-energy-produced-in-germany-is-solar-new-record/
[14]	Solar Energy Industries Association: Solar Market Insight Report 2014 Q1, http://www.seia.org/research-resources/solar-market-insight-report-2014-q1
[15]	American Metal Market: China said fueling steel overcapacity growth, http://www.amm.com/Article/3352942/China-said-fueling-steel-overcapacity-growth.html
[16]	SteelFirst/Metal Bulletin: OECD steelmaking overcapacity concerns grow as demand shrinks, http://www.steelfirst.com/Article/3349611/OECD-steelmaking-overcapacity-concerns-grow-as-demand-shrinks.html
[17]	The Plain Dealer: U.S shale oil production growing, gasoline could average $3.38, says U.S. EIA, http://blog.cleveland.com/business_impact/print.html?entry=/2014/06/us_shale_oil_production_growin.html
[18]	Bloomberg: Japan to Work With France on Future Fast-Breeder Atomic Reactor, http://www.bloomberg.com/news/print/2014-05-05/japan-to-work-with-france-on-future-fast-breeder-atomic-reactor.html
[19]	Financial Times: Japan revisits nuclear power, http://www.ft.com/intl/cms/s/0/e6fbb256-ed69-11e3-8a1e-00144feabdc0.html#axzz35mh2s5C3
6

MARKET VECTORS AGRIBUSINESS ETF

PERFORMANCE COMPARISON

(unaudited)

Total Return	Share Price[1]	NAV	MVMOOTR[2]
Six Months	1.16%	1.40%	1.32%
One Year	9.53%	9.54%	9.57%
Five Years	11.12%	11.22%	11.60%
Life* (annualized)	5.50%	5.52%	6.04%
Life* (cumulative)	44.18%	44.39%	49.27%

*	since 8/31/07

Index data prior to March 18, 2013 reflects that of the DAXglobal Agribusiness Index (DXAG). From March 18, 2013, forward, the index data reflects that of the Fund’s underlying index, Market Vectors® Global Agribusiness Index (MVMOOTR). All Index history reflects a blend of the performance of the aforementioned Indexes AND IS NOT INTENDED FOR ANY THIRD PARTY USE.

Commencement date for the Market Vectors Agribusiness ETF (MOO) was 8/31/07.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/31/07) to the first day of secondary market trading in shares of the Fund (9/5/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.57% / Net Expense Ratio 0.57%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.56% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares out standing. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Global Agribusiness Index (MVMOOTR) is a rules-based, modified-capitalization-weighted, float-adjusted index intended to give investors exposure to the overall performance of the global agribusiness industry.

Market Vectors® Global Agribusiness Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Agribusiness ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

7

MARKET VECTORS COAL ETF

PERFORMANCE COMPARISON

(unaudited)

Total Return	Share Price[1]	NAV	MVKOLTR[2]
Six Months	(3.70)%	(4.10)%	(3.85)%
One Year	8.41%	7.99%	8.10%
Five Year	(2.86)%	(3.01)%	(2.52)%
Life* (annualized)	(10.20)%	(10.22)%	(9.62)%
Life* (cumulative)	(50.15)%	(50.21)%	(48.05)%

*	since 1/10/08

Index data prior to September 24, 2012 reflects that of the Stowe Coal IndexSM (TCOAL). From September 24, 2012 forward, the index data reflects that of the Fund’s underlying index, Market Vectors® Global Coal Index (MVKOLTR). All Index history reflects a blend of the performance of the aforementioned Indexes AND IS NOT INTENDED FOR ANY THIRD PARTY USE.

Commencement date for the Market Vectors Coal ETF (KOL) was 1/10/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/10/08) to the first day of secondary market trading in shares of the Fund (1/14/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.65% / Net Expense Ratio 0.59%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Global Coal Index (MVKOLTR) is a rules-based, capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the coal industry.

Market Vectors® Global Coal Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Coal ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

8

MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF

PERFORMANCE COMPARISON

(unaudited)

Total Return	Share Price[1]	NAV	AGIXLT[2]
Six Months	17.49%	17.69%	18.02%
One Year	45.43%	45.52%	45.93%
Five Years	(0.71)%	(0.76)%	(1.42)%
Life* (annualized)	(6.98)%	(6.97)%	(7.42)%
Life* (cumulative)	(40.42)%	(40.39)%	(42.42)%

*	since 5/3/07

Commencement dates for the Market Vectors Global Alternative Energy ETF (GEX) was 5/3/07.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/3/07) to the first day of secondary market trading in shares of the Fund (5/9/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.65% / Net Expense Ratio 0.62%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.62% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Ardour Global IndexSM (Extra Liquid) (AGIXLT) is a rules-based, global capitalization-weighted, float adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the alternative energy industry.

“Ardour Global IndexesSM, LLC”, “ARDOUR GLOBAL INDEXSM (Extra Liquid)”, and “ARDOUR – XLSM” are service marks of Ardour Global IndexesSM, LLC and have been licensed for use by Van Eck Associates Corporation in connection with Market Vectors Global Alternative Energy ETF (GEX). Market Vectors Global Alternative Energy ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Ardour Global IndexesSM, LLC and Ardour Global IndexesSM, LLC makes no representation regarding the advisability of investing in the Fund. AGIXLT is calculated by Dow Jones Indexes. The Fund, based on the AGIXLT, is not sponsored, endorsed, sold or promoted by Dow Jones Indexes, and Dow Jones Indexes makes no representation regarding the advisability of investing in the Fund.

9

MARKET VECTORS GOLD MINERS ETF

PERFORMANCE COMPARISON

(unaudited)

Total Return	Share Price[1]	NAV	GDMNTR[2]
Six Months	25.18%	24.91%	25.11%
One Year	9.00%	8.87%	9.36%
Five Year	(6.32)%	(6.34)%	(5.81)%
Life* (annualized)	(4.29)%	(4.30)%	(3.80)%
Life* (cumulative)	(29.99)%	(30.05)%	(27.02)%

*	since 5/16/06

Commencement date for the Market Vectors Gold Miners ETF (GDXNTR) was 5/16/06.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/16/06) to the first day of secondary market trading in shares of the Fund (5/22/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.53% / Net Expense Ratio 0.53%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.53% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	NYSE Arca Gold Miners Index (GDMNTR) is a modified capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

NYSE Arca Gold Miners Index (GDMNTR), a trademark of NYSE Euronext or its affiliates (NYSE Euronext), is licensed for use by Van Eck Associates Corporation in connection with Market Vectors Gold Miners ETF (GDX). Market Vectors Gold Miners ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation as to the accuracy and/or completeness of GDMNTR or results to be obtained by any person from using GDMNTR in connection with trading the Fund.

10

MARKET VECTORS JUNIOR GOLD MINERS ETF

PERFORMANCE COMPARISON

(unaudited)

Total Return	Share Price[1]	NAV	MVGDXJTR[2]
Six Months	36.10%	36.38%	36.65%
One Year	15.34%	15.80%	16.33%
Life* (annualized)	(13.62)%	(13.66)%	(13.40)%
Life* (cumulative)	(49.27)%	(49.39)%	(48.66)%

*	since 11/10/09

On January 23, 2013, the name of the Market Vectors® Junior Gold Miners Index changed to Market Vectors® Global Junior Gold Miners Index. This was a name change only. There were no other changes to the Fund’s underlying index.

Commencement date for the Market Vectors Junior Gold Miners ETF (GDXJ) was 11/10/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (11/10/09) to the first day of secondary market trading in shares of the Fund (11/11/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.56% / Net Expense Ratio 0.56%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.56% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Global Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified capitalization-weighted, float-adjusted index comprised of a global universe of publicly traded small- and medium-capitalization companies that generate at least 50% of their revenues from gold and/or silver mining, hold real property that has the potential to produce at least 50% of the company’s revenue from gold or silver mining when developed, or primarily invest in gold or silver.

Market Vectors® Global Junior Gold Miners Index (MVGDXJTR) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate MVGDXJTR. Solactive AG uses its best efforts to ensure that MVGDXJTR is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in MVGDXJTR to third parties. Market Vectors Junior Gold Miners ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

11

MARKET VECTORS NATURAL RESOURCES ETF

PERFORMANCE COMPARISON

(unaudited)

Total Return	Share Price[1]	NAV	RVEIT[2]
Six Months	8.41%	8.41%	8.53%
One Year	23.20%	23.56%	23.50%
Five Year	9.88%	9.97%	10.24%
Life* (annualized)	1.86%	1.87%	2.09%
Life* (cumulative)	11.36%	11.43%	12.83%

*	since 8/29/08

Effective May 1, 2014, Market Vectors RVE Hard Assets Producers ETF changed its name to Market Vectors Natural Resources ETF. Also effective May 1, 2014, the name of the Fund’s underlying index that the Fund seeks to replicate changed from the RogersTM-Van Eck Hard Assets Producers Index to the RogersTM-Van Eck Natural Resources Index. The Index rulebook has not changed in connection with the Index name change.

Commencement date for the Market Vectors Natural Resources ETF (HAP) was 8/29/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/29/08) to the first day of secondary market trading in shares of the Fund (9/3/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.74% / Net Expense Ratio 0.49%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.49% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	The RogersTM-Van Eck Natural Resources Index (RVEIT) is a rules-based, modified capitalization-weighted, float adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services.

The RogersTM-Van Eck Natural Resources Index has been licensed by Van Eck Associates Corporation from S-Network Global Indexes, LLC in connection with Market Vectors Natural Resources ETF (HAP). Market Vectors Natural Resources ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, LLC, which makes no representation regarding the advisability of investing in the Fund.

“Jim Rogers,” “James Beeland Rogers, Jr.,” and “Rogers,” are trademarks, service marks and/or registered trademarks of Beeland Interests, Inc. (“Beeland Interests”), which is owned and controlled by James Beeland Rogers, Jr., and are used subject to license. The personal names and likeness of Jim Rogers/James Beeland Rogers, Jr. are owned and licensed by James Beeland Rogers, Jr.

The Fund is not sponsored, endorsed, sold or promoted by Beeland Interests or James Beeland Rogers, Jr. Neither Beeland Interests nor James Beeland Rogers, Jr. makes any representation or warranty, express or implied, nor accepts any responsibility, regarding the accuracy or completeness of this material, or the advisability of investing in securities or commodities generally, or in the Fund or in futures particularly.

BEELAND INTERESTS AND ITS AFFILIATES AND VAN ECK AND ITS AFFILIATES SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS, AND MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF HAP, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF RVEIT. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BEELAND INTERESTS OR VAN ECK OR ANY THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

12

MARKET VECTORS OIL SERVICES ETF

PERFORMANCE COMPARISON

(unaudited)

Total Return	Share Price[1]	NAV	MVOIHTR[2]
Six Months	20.16%	20.04%	20.04%
One Year	36.55%	36.47%	36.55%
Life *(annualized)	19.36%	18.94%	19.08%
Life* (cumulative)	56.43%	55.06%	55.48%

*	since 12/20/11

Commencement date for the Market Vectors Oil Services ETF (OIH) was 12/20/2011.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (12/20/11) to the first day of secondary market trading in shares of the Fund (12/21/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.39% / Net Expense Ratio 0.35%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® US Listed Oil Services 25 Index (MVOIHTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to track the overall performance of 25 of the largest U.S. listed, publicly traded oil services companies.

Market Vectors® US Listed Oil Services 25 Index (MVOIHTR) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate MVOIHTR. Solactive AG uses its best efforts to ensure that MVOIHTR is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in MVOIHTR to third parties. Market Vectors Oil Services ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

13

MARKET VECTORS RARE EARTH/STRATEGIC METALS ETF

PERFORMANCE COMPARISON

(unaudited)

Total Return	Share Price[1]	NAV	MVREMXTR[2]
Six Months	(1.01)%	(1.00)%	(0.37)%
One Year	(6.50)%	(7.03)%	(8.65)%
Life* (annualized)	(17.83)%	(17.72)%	(18.17)%
Life* (cumulative)	(51.40)%	(51.16)%	(52.14)%

*	since 10/27/10

On January 23, 2013, the name of the Market Vectors® Rare Earth/Strategic Metals Index changed to Market Vectors® Global Rare Earth/Strategic Metals Index. This was a name change only. There were no other changes to the Fund’s underlying index.

Commencement date for the Market Vectors Rare Earth/Strategic Metals ETF (REMX) was 10/27/10.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/27/10) to the first day of secondary market trading in shares of the Fund (10/28/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.74% / Net Expense Ratio 0.58%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.57% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Global Rare Earth/Strategic Metals Index (MVREMXTR) is a rules-based, modified capitalization-weighted, float-adjusted index comprised of publicly traded companies engaged in a variety of activities that are related to the mining, refining and manufacturing of rare earth/strategic metals.

Market Vectors® Global Rare Earth/Strategic Metals Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Rare Earth/Strategic Metals ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

14

MARKET VECTORS SOLAR ENERGY ETF

PERFORMANCE COMPARISON

(unaudited)

Total Return	Share Price[1]	NAV	MVKWTTR[2]
Six Months	19.96%	19.95%	20.32%
One Year	85.09%	85.11%	84.27%
Five Year	(15.22)%	(15.24)%	(16.45)%
Life* (annualized)	(25.53)%	(25.57)%	(26.27)%
Life* (cumulative)	(83.88)%	(83.93)%	(84.86)%

*	since 4/21/08

Index data prior to March 18, 2013 reflects that of the Ardour Solar Energy Index (SOLRXT). From March 18, 2013, forward, the index data reflects that of the Fund’s underlying index, Market Vectors® Global Solar Energy Index (MVKWTTR). All Index history reflects a blend of the performance of the aforementioned Indexes AND IS NOT INTENDED FOR ANY THIRD PARTY USE.

Commencement date for the Market Vectors Solar Energy ETF (KWT) was 4/21/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/21/08) to the first day of secondary market trading in shares of the Fund (4/23/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 1.08% / Net Expense Ratio 0.65%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Global Solar Energy Index (MVKWTTR) is a rules-based, modified-capitalization-weighted, float-adjusted index intended to give investors exposure to the overall performance of the global solar energy industry.

Market Vectors® Global Solar Energy Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Solar Energy ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

15

MARKET VECTORS STEEL ETF

PERFORMANCE COMPARISON

(unaudited)

Total Return	Share Price[1]	NAV	STEEL[2]
Six Months	(4.02)%	(4.16)%	(4.02)%
One Year	28.07%	27.86%	28.48%
Five Year	4.49%	4.47%	4.86%
Life* (annualized)	4.13%	4.12%	4.52%
Life* (cumulative)	36.70%	36.59%	40.72%

*	since 10/10/06

Commencement date for the Market Vectors Steel ETF was 10/10/06.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/10/06) to the first day of secondary market trading in shares of the Fund (10/16/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.64% / Net Expense Ratio 0.55%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	NYSE Arca Steel Index (STEEL) is a modified capitalization-weighted index comprised of publicly traded companies predominantly involved in the production of steel products or mining and processing of iron ore.

NYSE Arca Steel Index (STEEL) is a trademark of NYSE Euronext or its affiliates (NYSE Euronext), is licensed for use by Van Eck Associates Corporation in connection with Market Vectors Steel ETF (SLX). Market Vectors Steel ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by NYSE Euronext and NYSE Euronext makes no representation as to the accuracy and/or completeness of STEEL or the results to be obtained by any person from the using STEEL in connection with trading the Fund.

16

MARKET VECTORS UNCONVENTIONAL OIL & GAS ETF

PERFORMANCE COMPARISON

(unaudited)

Total Return	Share Price[1]	NAV	MVFRAKTR[2]
Six Months	21.39%	20.96%	21.06%
One Year	37.06%	37.82%	38.10%
Life (annualized)	15.19%	15.04%	15.27%
Life* (cumulative)	39.92%	39.49%	40.12%

*	since 2/14/12

On January 23, 2013, the name of the Market Vectors® Unconventional Oil & Gas Index changed to Market Vectors® Global Unconventional Oil & Gas Index. This was a name change only. There were no other changes to the Fund’s underlying index.

Commencement date for the Unconventional Oil & Gas ETF (FRAK) was 2/14/2012.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (2/14/12) to the first day of secondary market trading in shares of the Fund (2/15/12), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.74% / Net Expense Ratio 0.54%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.54% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Global Unconventional Oil & Gas Index (MVFRAKTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to track the overall performance of companies involved in the exploration, development, extraction, production and/or refining of unconventional oil and natural gas.

Market Vectors® Global Unconventional Oil & Gas Index (MVFRAKTR) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate MVFRAKTR. Solactive AG uses its best efforts to ensure that MVFRAKTR is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in MVFRAKTR to third parties. Market Vectors Unconventional Oil & Gas ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

17

MARKET VECTORS URANIUM+NUCLEAR ENERGY ETF

PERFORMANCE COMPARISON

(unaudited)

Total Return	Share Price[1]	NAV	MVNLRTR[2]
Six Months	9.23%	9.08%	8.85%
One Year	27.21%	26.84%	26.95%
Five Years	(0.30)%	(0.28)%	(0.57)%
Life* (annualized)	(7.60)%	(7.62)%	(7.53)%
Life* (cumulative)	(41.95)%	(42.04)%	(41.67)%

*	since 8/13/07

Index data prior to March 24, 2014 reflects that of the DAXglobal® Nuclear Energy Index (DXNE). From March 24, 2014, forward, the index data reflects that of the Fund’s underlying index, Market Vectors® Global Uranium & Nuclear Energy Index (MVNLRTR). All index history reflects a blend of the performance of the aforementioned Indexes AND IS NOT INTENDED FOR ANY THIRD PARTY USE.

Commencement date for the Market Vectors Uranium+Nuclear Energy ETF (NLR) was 8/13/07.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/13/07) to the first day of secondary market trading in shares of the Fund (8/15/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.79% / Net Expense Ratio 0.60%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

Market Vectors® Global Uranium & Nuclear Energy is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in uranium and nuclear energy.

Market Vectors® Global Uranium & Nuclear Energy Index (MVNLRTR) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Uranium+Nuclear Energy ETF is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

18

MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 to June 30, 2014.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20

	Beginning	Ending	Annualized	Expenses Paid
	Account	Account	Expense	During the Period*
	Value	Value	Ratio	January 1, 2014 -
	January 1, 2014	June 30, 2014	During Period	June 30, 2014
Agribusiness ETF
Actual	$1,000.00	$1,014.00	0.57%	$2.85
Hypothetical**	$1,000.00	$1,021.97	0.57%	$2.86
Coal ETF
Actual	$1,000.00	$959.00	0.59%	$2.87
Hypothetical**	$1,000.00	$1,021.87	0.59%	$2.96
Global Alternative Energy ETF
Actual	$1,000.00	$1,176.90	0.62%	$3.35
Hypothetical**	$1,000.00	$1,021.72	0.62%	$3.11
Gold Miners ETF
Actual	$1,000.00	$1,249.10	0.53%	$2.96
Hypothetical**	$1,000.00	$1,022.17	0.53%	$2.66
Junior Gold Miners ETF
Actual	$1,000.00	$1,363.80	0.56%	$3.28
Hypothetical**	$1,000.00	$1,022.02	0.56%	$2.81
Natural Resources ETF
Actual	$1,000.00	$1,084.10	0.49%	$2.53
Hypothetical**	$1,000.00	$1,022.36	0.49%	$2.46
Oil Services ETF
Actual	$1,000.00	$1,200.40	0.35%	$1.91
Hypothetical**	$1,000.00	$1,023.06	0.35%	$1.76
Rare Earth / Strategic Metals ETF
Actual	$1,000.00	$990.00	0.58%	$2.86
Hypothetical**	$1,000.00	$1,021.92	0.58%	$2.91
Solar Energy ETF
Actual	$1,000.00	$1,199.50	0.65%	$3.54
Hypothetical**	$1,000.00	$1,021.57	0.65%	$3.26
Steel ETF
Actual	$1,000.00	$958.40	0.55%	$2.67
Hypothetical**	$1,000.00	$1,022.07	0.55%	$2.76
Unconventional Oil & Gas ETF
Actual	$1,000.00	$1,209.60	0.54%	$2.96
Hypothetical**	$1,000.00	$1,022.12	0.54%	$2.71
Uranium+Nuclear Energy ETF
Actual	$1,000.00	$1,090.80	0.60%	$3.11
Hypothetical**	$1,000.00	$1,021.82	0.60%	$3.01
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2014) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
21

AGRIBUSINESS ETF

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.1%
Argentina: 0.1%
256,146	Cresud S.A.C.I.F. y A (ADR)	$3,342,705
Australia: 1.4%
10,285,206	Incitec Pivot Ltd. #	28,146,113
1,216,077	Nufarm Ltd. #	5,341,940
		33,488,053
Canada: 10.8%
1,053,511	Agrium, Inc. (USD) †	96,533,213
4,389,673	Potash Corp. of Saskatchewan, Inc. (USD) †	166,631,987
		263,165,200
Chile: 0.5%
436,269	Sociedad Quimica y Minera de Chile S.A. (ADR)	12,787,044
China / Hong Kong: 0.5%
64,396,000	Chaoda Modern Agriculture Holdings Ltd. * † # §	4,588,257
11,468,000	China BlueChemical Ltd. #	6,257,715
14,480,000	Sinofert Holdings Ltd. * #	1,961,225
		12,807,197
Germany: 1.8%
1,340,066	K+S A.G. † #	44,000,821
Indonesia: 0.8%
2,595,676	Astra Agro Lestari Tbk PT #	6,174,628
31,066,300	Charoen Pokphand Indonesia Tbk PT #	9,908,566
23,042,410	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT #	4,503,952
		20,587,146
Israel: 1.3%
3,563,458	Israel Chemicals Ltd. #	30,556,378
Japan: 6.6%
9,542,130	Kubota Corp. #	135,405,588
1,330,000	Nippon Meat Packers, Inc. #	25,967,152
		161,372,740
Malaysia: 4.0%
8,211,900	Felda Global Ventures Holdings Bhd #	10,641,369
24,373,855	IOI Corp. Bhd #	39,870,154
3,461,470	Kuala Lumpur Kepong Bhd #	26,097,765
4,252,800	PPB Group Bhd #	20,051,655
		96,660,943
Netherlands: 0.9%
491,757	Nutreco N.V. #	21,717,194
Norway: 3.6%
2,230,969	Marine Harvest ASA #	30,430,752
1,168,732	Yara International ASA	58,528,974
		88,959,726
Russia: 2.1%
2,224,911	Uralkali OJSC (GDR) # Reg S	51,145,244
Singapore: 4.6%
4,021,000	First Resources Ltd. #	7,682,144
47,565,745	Golden Agri-Resources Ltd. #	21,218,027
3,497,520	Indofood Agri Resources Ltd. #	2,765,068
31,605,751	Wilmar International Ltd. #	80,922,486
		112,587,725
South Africa: 0.3%
571,136	Tongaat Hulett Ltd. #	7,968,836
Number of Shares		Value

Switzerland: 7.9%
2,579,931	Syngenta A.G. (ADR) †	$192,978,839
Taiwan: 0.5%
5,652,000	Taiwan Fertilizer Co. Ltd. #	11,205,555
Thailand: 1.4%
40,818,936	Charoen Pokphand Foods (NVDR) #	34,278,372
Turkey: 0.1%
109,905	Turk Traktor ve Ziraat Makineleri A.S. † #	3,576,581
Ukraine: 0.2%
400,314	Kernel Holding S.A. * #	4,399,305
United Kingdom: 2.9%
6,910,047	CNH Industrial N.V. (USD) †	70,620,680
United States: 47.8%
525,727	AGCO Corp.	29,556,372
176,561	Andersons, Inc.	9,107,016
3,266,004	Archer-Daniels-Midland Co.	144,063,436
1,017,732	Bunge Ltd.	76,981,248
347,094	CF Industries Holdings, Inc.	83,486,520
305,474	Chiquita Brands International, Inc. *	3,314,393
1,861,386	Deere & Co.	168,548,502
734,896	FMC Corp.	52,317,246
160,592	IDEXX Laboratories, Inc. *	21,450,273
61,498	Lindsay Corp. †	5,194,736
1,610,199	Monsanto Co.	200,856,223
2,184,426	Mosaic Co.	108,019,866
353,089	Toro Co.	22,456,460
912,220	Tractor Supply Co.	55,098,088
1,995,529	Tyson Foods, Inc.	74,912,159
3,422,293	Zoetis, Inc.	110,437,395
		1,165,799,933
Total Investments Before Collateral for Securities Loaned: 100.1%
(Cost: $2,487,855,607)		2,444,006,217

Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 7.3%
Repurchase Agreements: 7.3%
$42,244,792	Repurchase agreement dated 6/30/14 with Daiwa Capital Markets America, 0.14% due 7/1/14, proceeds $42,244,956; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 1/1/17 to 3/1/48, valued at $43,089,688 including accrued interest)	42,244,792
42,244,792	Repurchase agreement dated 6/30/14 with HSBC Securities USA,Inc., 0.07% due 7/1/14, proceeds $42,244,874; (collateralized by various U.S. government and agency obligations, 0.00% to 6.38%,due 7/10/14 to 8/15/42, valued at $43,089,814 including accrued interest)	42,244,792

See Notes to Financial Statements

22

Principal Amount		Value

Repurchase Agreements: (continued)
$32,281,640	Repurchase agreement dated 6/30/14 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.10% due 7/1/14, proceeds $32,281,730; (collateralized by various U.S. government and agency obligations, 3.00% to 4.50%, due 5/1/26 to 6/1/44, valued at $32,927,273 including accrued interest)	$32,281,640
18,855,433	Repurchase agreement dated 6/30/14 with Mizuho Securities USA, Inc., 0.12% due 7/1/14, proceeds $18,855,496; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 10/20/61 to 8/1/43, valued at $19,232,553 including accrued interest)	18,855,433
Principal Amount		Value

Repurchase Agreements: (continued)
$42,244,792	Repurchase agreement dated 6/30/14 with Nomura Securities Int., Inc., 0.11% due 7/1/14, proceeds $42,244,921; (collateralized by various U.S. government and agency obligations, 0.00% to 8.88%, due 7/1/14 to 7/15/56, valued at $43,089,688 including accrued interest)	$42,244,792
Total Short-term Investments Held as Collateral for Securities Loaned
(Cost: $177,871,449)		177,871,449
Total Investments: 107.4% (Cost: $2,665,727,056)		2,621,877,666
Liabilities in excess of other assets: (7.4)%		(181,303,399)
NET ASSETS: 100.0%		$2,440,574,267

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $173,188,248.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $676,782,842 which represents 27.7% of net assets.
§	Illiquid Security – the aggregate value of illiquid securities is $4,588,257 which represents 0.2% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	2.3%	$55,098,088
Consumer Staples	27.3	667,563,934
Financials	0.1	3,342,705
Health Care	5.4	131,887,668
Industrials	17.8	435,358,919
Materials	47.1	1,150,754,903
	100.0%	$2,444,006,217

See Notes to Financial Statements

23

AGRIBUSINESS ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Argentina	$3,342,705	$–	$–	$3,342,705
Australia	–	33,488,053	–	33,488,053
Canada	263,165,200	–	–	263,165,200
Chile	12,787,044	–	–	12,787,044
China / Hong Kong	–	8,218,940	4,588,257	12,807,197
Germany	–	44,000,821	–	44,000,821
Indonesia	–	20,587,146	–	20,587,146
Israel	–	30,556,378	–	30,556,378
Japan	–	161,372,740	–	161,372,740
Malaysia	–	96,660,943	–	96,660,943
Netherlands	–	21,717,194	–	21,717,194
Norway	58,528,974	30,430,752	–	88,959,726
Russia	–	51,145,244	–	51,145,244
Singapore	–	112,587,725	–	112,587,725
South Africa	–	7,968,836	–	7,968,836
Switzerland	192,978,839	–	–	192,978,839
Taiwan	–	11,205,555	–	11,205,555
Thailand	–	34,278,372	–	34,278,372
Turkey	–	3,576,581	–	3,576,581
Ukraine	–	4,399,305	–	4,399,305
United Kingdom	70,620,680	–	–	70,620,680
United States	1,165,799,933	–	–	1,165,799,933
Repurchase Agreements	–	177,871,449	–	177,871,449
Total	$1,767,223,375	$850,066,034	$4,588,257	$2,621,877,666

*	See Schedule of Investments for security type and geographic sector breakouts.

During the period ended June 30, 2014, transfers of securities from Level 1 to Level 2 were $9,477,665 and transfers of securities from Level 2 to Level 1 were $99,939,933. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2014:

Common Stocks
China / Hong Kong
Balance as of December 31, 2013	$–
Realized gain (loss)	–
Net change in unrealized appreciation (depreciation)	(965,952)
Purchases	–
Sales	–
Transfers in and/or out of level 3	5,554,209
Balance as of June 30, 2014	$4,588,257

Transfers to Level 3 resulted primarily due to suspended trading.

See Notes to Financial Statements

24

COAL ETF

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.2%
Australia: 10.8%
2,959,263	Aurizon Holdings Ltd. #	$13,909,335
665,813	New Hope Corp. Ltd. † #	1,683,544
1,808,234	Whitehaven Coal Ltd. * † #	2,448,493
		18,041,372
Canada: 4.5%
245,086	Westshore Terminals Investment Corp. †	7,503,407
China / Hong Kong: 15.8%
13,773,095	China Coal Energy Co. Ltd. #	7,155,486
4,697,408	China Shenhua Energy Co. Ltd. #	13,569,887
8,072,067	Fushan International Energy Group Ltd. † #	1,655,758
2,212,307	Hidili Industry International Development Ltd. * † #	260,051
478,616	Yanzhou Coal Mining Co. Ltd. (ADR) †	3,584,834
		26,226,016
Indonesia: 13.9%
64,074,515	Adaro Energy Tbk PT #	6,362,786
27,645,400	Borneo Lumbung Energi & Metal Tbk PT * #	226,200
59,091,100	Bumi Resources Tbk PT * #	850,854
1,584,452	Indo Tambangraya Megah Tbk PT #	3,609,060
3,231,000	Tambang Batubara Bukit Asam Tbk PT #	2,926,717
4,727,900	United Tractors Tbk PT #	9,225,659
		23,201,276
Netherlands: 0.1%
381,705	New World Resources Plc (GBP) * † #	177,360
Philippines: 2.2%
442,460	Semirara Mining Corp. #	3,717,363
Poland: 3.9%
211,681	Jastrzebska Spolka Weglowa S.A. #	3,276,619
83,127	Lubelski Wegiel Bogdanka S.A. † #	3,263,791
		6,540,410
Russia: 0.2%
507,110	Raspadskaya OAO (USD) * #	292,396
South Africa: 3.6%
459,117	Exxaro Resources Ltd. † #	5,984,721
Thailand: 5.0%
9,073,700	Banpu PCL (NVDR) #	8,274,371
United States: 40.2%
120,209	Alliance Holdings GP LP	7,788,341
170,885	Alliance Resource Partners LP	7,971,785
478,879	Alpha Natural Resources, Inc. * †	1,776,641
629,357	Arch Coal, Inc. †	2,297,153
156,231	Cloud Peak Energy, Inc. *	2,877,775
249,335	Consol Energy, Inc.	11,486,863
29,464	FreightCar America, Inc.	737,779
174,526	Joy Global, Inc. †	10,747,311
349,351	Natural Resource Partners LP †	5,788,746
615,480	Peabody Energy Corp.	10,063,098
209,664	SunCoke Energy, Inc. *	4,507,776
155,596	Walter Energy, Inc. †	847,998
		66,891,266
Total Common Stocks (Cost: $226,821,978)		166,849,958
Number of Shares		Value

MONEY MARKET FUND: 0.1% (Cost: $153,866)
153,866	Dreyfus Government Cash Management Fund	$153,866
Total Investments Before Collateral for Securities Loaned: 100.3%
(Cost: $226,975,844)		167,003,824

Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 15.5%
Repurchase Agreements: 15.5%
$6,109,515	Repurchase agreement dated 6/30/14 with Citigroup Global Markets, Inc., 0.10% due 7/1/14, proceeds $6,109,532; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 10/16/14 to 12/15/54, valued at $6,231,706 including accrued interest)	6,109,515
6,109,515	Repurchase agreement dated 6/30/14 with Daiwa Capital Markets America, 0.14% due 7/1/14, proceeds $6,109,539; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 1/1/17 to 3/1/48, valued at $6,231,705 including accrued interest)	6,109,515
6,109,515	Repurchase agreement dated 6/30/14 with HSBC Securities USA, Inc., 0.07% due 7/1/14, proceeds $6,109,527; (collateralized by various U.S. government and agency obligations, 0.00% to 6.38%, due 7/10/14 to 8/15/42, valued at $6,231,724 including accrued interest)	6,109,515
1,285,976	Repurchase agreement dated 6/30/14 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.06% due 7/1/14, proceeds $1,285,978; (collateralized by various U.S. government and agency obligations, 0.25% to 8.00%, due 8/15/15 to 11/15/43, valued at $1,311,696 including accrued interest)	1,285,976
6,109,515	Repurchase agreement dated 6/30/14 with Nomura Securities Int., Inc., 0.11% due 7/1/14, proceeds $6,109,534; (collateralized by various U.S. government and agency obligations, 0.00% to 8.88%, due 7/1/14 to 7/15/56, valued at $6,231,705 including accrued interest)	6,109,515

See Notes to Financial Statements

25

COAL ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Value
Total Short-term Investments Held as Collateral for Securities Loaned: 15.5%
(Cost: $25,724,036)	$25,724,036
Total Investments: 115.8% (Cost: $252,699,880)	192,727,860
Liabilities in excess of other assets: (15.8)%	(26,303,881)
NET ASSETS: 100.0%	$166,423,979

ADR	American Depositary Receipt
GBP	British Pound
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $24,335,490.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $88,870,451 which represents 53.2% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Energy	68.1%	$113,742,360
Industrials	25.2	42,123,491
Materials	6.6	10,984,107
Money Market Fund	0.1	153,866
	100.0%	$167,003,824

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$–	$18,041,372	$–	$18,041,372
Canada	7,503,407	–	–	7,503,407
China / Hong Kong	3,584,834	22,641,182	–	26,226,016
Indonesia	–	23,201,276	–	23,201,276
Netherlands	–	177,360	–	177,360
Philippines	–	3,717,363	–	3,717,363
Poland	–	6,540,410	–	6,540,410
Russia	–	292,396	–	292,396
South Africa	–	5,984,721	–	5,984,721
Thailand	–	8,274,371	–	8,274,371
United States	66,891,266	–	–	66,891,266
Money Market Fund	153,866	–	–	153,866
Repurchase Agreements	–	25,724,036	–	25,724,036
Total	$78,133,373	$114,594,487	$–	$192,727,860

*	See Schedule of Investments for security type and geographic sector breakouts.

During the period ended June 30, 2014, transfers of securities from Level 1 to Level 2 were $425,147. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

26

GLOBAL ALTERNATIVE ENERGY ETF

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

Number of Shares		Value

COMMON STOCKS: 99.9%
Austria: 0.9%
52,183	Verbund - Oesterreichische Elektrizis A.G. †	$1,010,609
Brazil: 2.5%
213,050	Cosan Ltd. (Class A) (USD)	2,888,958
Canada: 1.4%
51,056	Canadian Solar, Inc. (USD) *	1,596,011
China / Hong Kong: 9.8%
3,955,000	China Longyuan Power Group Corp. Ltd. #	4,293,335
13,348,000	GCL-Poly Energy Holdings Ltd. * † #	4,462,030
90,043	Trina Solar Ltd. (ADR) * †	1,155,252
574,200	Xinjiang Goldwind Science & Technology Co. Ltd. #	669,476
153,223	Yingli Green Energy Holding Co. Ltd. (ADR) * †	573,054
		11,153,147
Denmark: 9.2%
207,893	Vestas Wind Systems A/S * #	10,489,324
Germany: 1.6%
79,824	Nordex S.E. * #	1,767,867
Italy: 4.4%
1,783,753	Enel Green Power SpA #	5,047,895
Japan: 2.9%
142,204	Kurita Water Industries Ltd. #	3,293,562
Spain: 4.3%
250,299	EDP Renovaveis S.A. #	1,864,043
245,713	Gamesa Corp. Tecnologica S.A. * #	3,064,323
		4,928,366
United States: 62.9%
145,423	Covanta Holding Corp.	2,997,168
135,867	Cree, Inc. * †	6,786,557
143,094	Eaton Corp. Plc	11,043,995
Number of Shares		Value

United States: (continued)
58,697	EnerSys, Inc.	$4,037,767
82,944	First Solar, Inc. *	5,894,001
163,854	GT Advanced Technologies, Inc. * †	3,047,684
89,946	International Rectifier Corp. *	2,509,493
46,442	Itron, Inc. *	1,883,223
192,746	Plug Power, Inc. * †	902,051
57,226	Polypore International, Inc. * †	2,731,397
37,746	Power Integrations, Inc.	2,171,905
59,354	Solarcity Corp. * †	4,190,392
286,877	SunEdison, Inc. *	6,483,420
64,783	Sunpower Corp. * †	2,654,807
52,683	Tesla Motors, Inc. * †	12,647,081
48,228	Veeco Instruments, Inc. *	1,796,975
		71,777,916
Total Common Stocks (Cost: $95,063,193)		113,953,655
MONEY MARKET FUND: 0.1% (Cost: $115,784)
115,784	Dreyfus Government Cash Management Fund	115,784
Total Investments Before Collateral for Securities Loaned: 100.0%
(Cost: $95,178,977)		114,069,439
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 26.0%
(Cost: $29,610,071)
29,610,071	Bank of New York Overnight Government Fund	29,610,071
Total Investments: 126.0% (Cost: $124,789,048)		143,679,510
Liabilities in excess of other assets: (26.0)%		(29,645,423)
NET ASSETS: 100.0%		$114,034,087

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $28,219,434.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $34,951,855 which represents 30.7% of net assets.

See Notes to Financial Statements

27

GLOBAL ALTERNATIVE ENERGY ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	11.1%	$12,647,081
Energy	2.5	2,888,958
Industrials	39.6	45,187,322
Information Technology	36.0	41,014,412
Utilities	10.7	12,215,882
Money Market Fund	0.1	115,784
	100.0%	$114,069,439

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Austria	$1,010,609	$–	$–	$1,010,609
Brazil	2,888,958	–	–	2,888,958
Canada	1,596,011	–	–	1,596,011
China / Hong Kong	1,728,306	9,424,841	–	11,153,147
Denmark	–	10,489,324	–	10,489,324
Germany	–	1,767,867	–	1,767,867
Italy	–	5,047,895	–	5,047,895
Japan	–	3,293,562	–	3,293,562
Spain	–	4,928,366	–	4,928,366
United States	71,777,916	–	–	71,777,916
Money Market Funds	29,725,855	–	–	29,725,855
Total	$108,727,655	$34,951,855	$–	$143,679,510

*	See Schedule of Investments for security type and geographic sector breakouts.

During the period ended June 30, 2014, transfers of securities from Level 2 to Level 1 were $1,087,487. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

28

GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.0%
Australia: 5.2%
36,877,139	Newcrest Mining Ltd. * #	$370,734,511
14,460,484	OceanaGold Corp. (LDR) * † #	43,882,749
		414,617,260
Canada: 65.3%
9,929,010	Agnico-Eagle Mines Ltd. (USD) †	380,281,083
6,127,132	Alamos Gold, Inc. (USD)	62,129,118
7,416,096	Argonaut Gold, Inc. *	30,774,205
11,937,123	AuRico Gold, Inc. (USD) †	50,852,144
32,521,808	B2GOLD Corp. (USD) * †	94,963,679
56,032,713	Barrick Gold Corp. (USD)	1,025,398,648
11,426,146	Centerra Gold, Inc.	72,194,491
7,573,694	Detour Gold Corp. *	103,812,545
34,458,949	Eldorado Gold Corp. (USD)	263,266,370
5,653,031	First Majestic Silver Corp. (USD) * †	61,109,265
7,082,238	Franco-Nevada Corp. (USD) ‡ †	406,095,527
39,123,137	Goldcorp, Inc. (USD)	1,091,926,754
18,126,115	IAMGOLD Corp. (USD)	74,679,594
55,056,821	Kinross Gold Corp. (USD) * †	227,935,239
14,296,439	McEwen Mining, Inc. (USD) * †	41,173,744
24,229,971	New Gold, Inc. (USD) * †	154,344,915
396,749	Osisko Gold Royalties Ltd. *	5,978,333
7,288,775	Pan American Silver Corp. (USD) †	111,882,696
7,677,699	Primero Mining Corp. (USD) * †	61,498,369
13,281,887	Semafo, Inc.	62,472,191
3,885,079	Silver Standard Resources, Inc. (USD) * †	33,644,784
17,196,113	Silver Wheaton Corp. (USD) †	451,741,889
41,839,976	Yamana Gold, Inc. (USD) †	343,924,603
		5,212,080,186
China / Hong Kong: 1.5%
1,274,565,000	G-Resources Group Ltd. * #	32,037,992
42,062,000	Zhaojin Mining Industry Co. Ltd. † #	24,201,143
289,048,000	Zijin Mining Group Ltd. † #	65,900,154
		122,139,289
Peru: 2.0%
13,260,818	Cia de Minas Buenaventura S.A. (ADR)	156,610,261
South Africa: 8.1%
19,479,709	AngloGold Ashanti Ltd. (ADR) *	335,245,792
37,277,312	Gold Fields Ltd. (ADR)	138,671,601
20,967,442	Harmony Gold Mining Co. Ltd. (ADR) *	62,273,303
10,342,052	Sibanye Gold Ltd. (ADR)	114,072,834
		650,263,530
United Kingdom: 5.5%
55,431,143	Cenatamin Plc * #	60,384,382
4,452,457	Randgold Resources Ltd. (ADR)	376,677,862
		437,062,244
United States: 12.4%
13,968,474	Alacer Gold Corp. (CAD)	37,112,877
4,980,675	Coeur d’Alene Mines Corp. *	45,722,597
16,508,200	Hecla Mining Co. †	56,953,290
23,984,508	Newmont Mining Corp.	610,165,884
3,114,665	Royal Gold, Inc.	237,088,300
		987,042,948
Total Common Stocks (Cost: $10,628,508,079)		7,979,815,718
Number of Shares		Value

MONEY MARKET FUND: 0.1% (Cost: $5,919,327)
5,919,327	Dreyfus Government Cash Management Fund	$5,919,327
Total Investments Before Collateral for Securities Loaned: 100.1%
(Cost: $10,634,427,406)		7,985,735,045

Principal Amount

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 6.6%
Repurchase Agreements: 6.6%
$124,319,101	Repurchase agreement dated 6/30/14 with Daiwa Capital Markets America, 0.14% due 7/1/14, proceeds $124,319,584; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 1/1/17 to 3/1/48, valued at $126,805,483 including accrued interest)	124,319,101
124,319,101	Repurchase agreement dated 6/30/14 with HSBC Securities USA, Inc., 0.07% due 7/1/14, proceeds $124,319,343; (collateralized by various U.S. government and agency obligations, 0.00% to 6.38%, due 7/10/14 to 8/15/42, valued at $126,805,855 including accrued interest)	124,319,101
26,170,171	Repurchase agreement dated 6/30/14 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.06% due 7/1/14, proceeds $26,170,215; (collateralized by various U.S. government and agency obligations, 0.25% to 8.00%, due 8/15/15 to 11/15/43, valued at $26,693,581 including accrued interest)	26,170,171
124,319,101	Repurchase agreement dated 6/30/14 with Mizuho Securities USA, Inc., 0.12% due 7/1/14, proceeds $124,319,515; (collateralized by various U.S. government and agency obligations, 0.00% to 7.25%, due 10/20/61 to 8/1/43, valued at $126,805,557 including accrued interest)	124,319,101
124,319,101	Repurchase agreement dated 6/30/14 with Nomura Securities Int., Inc., 0.11% due 7/1/14, proceeds $124,319,481; (collateralized by various U.S. government and agency obligations, 0.00% to 8.88%, due 7/1/14 to 7/15/56, valued at $126,805,483 including accrued interest)	124,319,101

See Notes to Financial Statements

29

GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Value
Total Short-term Investments Held as Collateral for Securities Loaned
(Cost: $523,446,575)	$523,446,575
Total Investments: 106.7% (Cost: $11,157,873,981)	8,509,181,620
Liabilities in excess of other assets: (6.7)%	(533,755,255)
NET ASSETS: 100.0%	$7,975,426,365

ADR	American Depositary Receipt
CAD	Canadian Dollar
LDR	Local Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $501,144,968.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $597,140,931 which represents 7.5% of net assets.

A summary of the Fund’s transactions in securities of affiliates for the period ended June 30, 2014 is set forth below:

Affiliates	Value as of December 31, 2013	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Value as of June 30, 2014 (b)
Agnico-Eagle Mines Ltd.	$255,494,336	$101,561,965	$(91,045,549)	$(26,516,283)	$1,264,639	$–
Alacer Gold Corp.	32,662,760	6,511,992	(11,412,232)	(151,913)	255,849	–
Alamos Gold, Inc.	86,359,875	10,839,462	(20,910,315)	(5,040,575)	558,106	–
AngloGold Ashanti Ltd.	263,887,415	60,131,126	(107,993,075)	(57,812,142)	–	–
Argonaut Gold, Inc.	41,607,597	6,268,726	(9,728,291)	(1,613,837)	–	–
AuRico Gold, Inc.	50,512,473	10,043,872	(17,332,452)	(4,206,486)	672,859	–
B2GOLD Corp.	73,352,694	15,964,483	(24,808,084)	3,078,535	–	–
Cenatamin Plc	45,536,027	9,219,100	(14,365,916)	1,782,022	–	–
Cia de Minas Buenaventura S.A.	172,407,552	30,222,998	(53,677,132)	(46,624,108)	149,493	–
Coeur d’Alene Mines Corp.	60,807,762	8,961,544	(14,735,688)	(7,353,954)	–	–
Detour Gold Corp.	29,719,906	12,402,590	(14,071,953)	3,844,790	–	–
Eldorado Gold Corp.	227,152,300	41,201,877	(73,175,124)	(49,463,871)	302,423	–
First Majestic Silver Corp.	63,934,259	10,894,743	(19,620,769)	(4,283,903)	–	–
Franco-Nevada Corp.	303,060,868	58,686,626	(74,030,340)	6,845,511	1,124,958	–
Gold Fields Ltd.	137,455,587	26,018,491	(46,952,803)	(39,132,385)	738,489	–
G-Resources Group Ltd.	35,807,423	6,520,481	(11,643,330)	(1,523,138)	–	–
Harmony Gold Mining Co. Ltd.	61,451,372	12,124,399	(21,815,104)	(17,731,457)	–	–
Hecla Mining Co.	58,832,383	9,806,903	(17,962,608)	(6,922,015)	94,594	–
IAMGOLD Corp.	69,906,703	12,292,154	(22,854,399)	(21,741,378)	–	–
Kinross Gold Corp.	279,172,808	46,767,101	(84,028,632)	(100,920,655)	–	–
McEwen Mining, Inc.	33,088,138	7,462,679	(13,844,830)	1,287,681	–	–
New Gold, Inc.	147,029,291	25,582,468	(45,882,015)	(15,617,075)	–	–
Newcrest Mining Ltd.	300,661,039	65,536,617	(116,397,448)	5,610,708	–	–
Osisko Mining Corp.	108,179,466	24,376,091	(214,741,807)	63,913,749	–	–
Pan American Silver Corp.	98,757,957	18,082,680	(33,288,040)	5,281,235	1,712,461	–
Randgold Resources Ltd.	289,763,069	58,908,717	(68,626,082)	2,928,970	2,253,803	–
Royal Gold, Inc.	165,512,971	36,475,829	(67,220,115)	14,348,377	691,271	–
Sibanye Gold Ltd.	49,277,526	29,009,969	(24,890,253)	9,868,650	2,474,606	–
Yamana Gold, Inc.	325,822,967	104,365,792	(67,276,219)	(3,526,218)	2,580,033	–
Zhaojin Mining Industry Co. Ltd.	28,055,858	4,799,501	(8,501,360)	(2,146,358)	652,738	–
Zijin Mining Group Ltd.	71,142,465	11,279,305	(20,238,418)	(1,388,732)	3,629,786	–
	$3,966,412,847	$882,320,281	$(1,433,070,383)	$(294,926,255)	$19,156,108	$–

(b)	Not an affiliate at the end of the reporting period.

See Notes to Financial Statements

30

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$–	$414,617,260	$–	$414,617,260
Canada	5,212,080,186	–	–	5,212,080,186
China / Hong Kong	–	122,139,289	–	122,139,289
Peru	156,610,261	–	–	156,610,261
South Africa	650,263,530	–	–	650,263,530
United Kingdom	376,677,862	60,384,382	–	437,062,244
United States	987,042,948	–	–	987,042,948
Money Market Fund	5,919,327	–	–	5,919,327
Repurchase Agreements	–	523,446,575	–	523,446,575
Total	$7,388,594,114	$1,120,587,506	$–	$8,509,181,620

*	See Schedule of Investments for security type and geographic sector breakouts.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Silver	9.6%	$767,032,854
Gold	90.3	7,212,782,864
Money Market Fund	0.1	5,919,327
	100.0%	$7,985,735,045

See Notes to Financial Statements

31

JUNIOR GOLD MINERS ETF

SCHEDULE OF INVESTMENTS
June 30, 2014 (unaudited)

Number of Shares		Value

COMMON STOCKS: 99.9%
Australia: 22.2%
62,332,628	Beadell Resources Ltd. ‡ * † #	$36,442,016
41,908,391	Evolution Mining Ltd. ‡ † #	28,052,978
539,143,876	Focus Minerals Ltd. ‡ * #	5,087,185
94,651,530	Indophil Resources NL ‡ * #	14,323,829
60,622,723	Intrepid Mines Ltd. ‡ * † #	13,753,506
25,201,615	Kingsgate Consolidated Ltd. ‡ * † #	20,807,192
21,242,238	Medusa Mining Ltd. ‡ * † #	37,585,783
58,397,155	Northern Star Resources Ltd. ‡ #	70,143,389
35,069,211	OceanaGold Corp. (CAD) ‡ *	108,979,100
24,666,438	Papillon Resources Ltd. ‡ * † #	44,572,709
53,163,925	Perseus Mining Ltd. (CAD) ‡ *	22,460,467
19,789,339	Red 5 Ltd. * §	1,606,323
46,220,639	Resolute Mining Ltd. ‡ * #	27,290,982
86,268,022	Saracen Mineral Holdings Ltd. ‡ * #	34,030,308
59,369,779	Silver Lake Resources Ltd. ‡ * † #	29,030,779
18,415,055	Troy Resources Ltd. ‡ * † #	18,780,057
		512,946,603
Canada: 68.0%
13,749,917	Argonaut Gold, Inc. ‡ *	57,057,347
18,963,784	Asanko Gold, Inc. ‡ *	49,494,737
22,142,121	Banro Corp. ‡ * †	10,601,776
5,731,118	Bear Creek Mining Corp. ‡ *	16,141,721
28,581,265	China Gold International Resources Corp. Ltd. ‡ *	83,182,577
9,809,737	Continental Gold Ltd. ‡ *	32,234,032
11,889,185	Dundee Precious Metals, Inc. ‡ *	57,037,727
12,078,602	Endeavour Silver Corp. (USD) ‡ * †	65,949,167
10,577,462	Fortuna Silver Mines, Inc. ‡ *	58,589,894
13,596,552	Gabriel Resources Ltd. *	11,999,023
22,442,714	Golden Star Resources Ltd. (USD) ‡ *	13,241,201
16,944,452	Great Panther Silver Ltd. (USD) ‡ *	21,350,010
9,269,154	Guyana Goldfields, Inc. ‡ * †	22,451,690
6,069,424	Kirkland Lake Gold, Inc. ‡ * †	20,228,564
51,450,722	Lake Shore Gold Corp. ‡ * †	46,854,622
5,532,098	MAG Silver Corp. ‡ * †	52,404,702
24,147,317	McEwen Mining, Inc. (USD) ‡ * †	69,544,273
14,699,799	Premier Gold Mines Ltd. ‡ * †	40,712,019
13,568,385	Primero Mining Corp (USD) ‡ *	108,682,764
14,616,829	Rio Alto Mining Ltd. ‡ * †	34,032,517
70,892,708	Romarco Minerals, Inc. ‡ *	59,235,329
37,594,678	Rubicon Minerals Corp. ‡ *	55,766,410
17,803,867	Sabina Gold & Silver Corp. ‡ * †	14,541,956
11,658,110	Sandstorm Gold Ltd. (USD) ‡ * †	80,674,121
3,826,549	Seabridge Gold, Inc. (USD) ‡ * †	35,893,030
24,966,171	Semafo, Inc.	117,429,955
9,104,002	Silver Standard Resources, Inc. (USD) ‡ * †	78,840,657
19,937,064	Silvercorp Metals, Inc. (USD) ‡ †	42,266,576
33,807,328	Sulliden Gold Corp. Ltd. ‡ *	43,800,509
12,196,643	Tanzanian Royalty Exploration Corp. (USD) ‡ * †	27,564,413
14,135,459	Timmins Gold Corp. ‡ *	25,347,347
75,219,567	Torex Gold Resources, Inc. ‡ *	115,108,571
		1,568,259,237

Number of Shares		Value

Cayman Islands: 1.6%
47,671,288	Endeavour Mining Corp. (CAD) ‡ * †	$37,147,039
China / Hong Kong: 1.3%
239,568,000	China Precious Metal Resources Holdings Co. Ltd. ‡ * †	21,637,423
30,886,000	China Silver Group Ltd. #	3,770,584
19,287,400	Real Gold Mining Ltd. * # §	4,439,492
		29,847,499
South Africa: 0.6%
4,293,715	DRDGOLD Ltd. (ADR) ‡ †	12,752,334
United Kingdom: 2.6%
19,185,015	Highland Gold Mining Ltd. ‡ #	23,150,923
13,163,564	Lydian International Ltd. (CAD) ‡ *	15,695,185
55,522,370	Patagonia Gold Plc ‡ * †	7,594,789
17,880,391	Petropavlovsk Plc ‡ * #	13,885,753
		60,326,650
United States: 3.6%
7,109,693	Allied Nevada Gold Corp. ‡ * †	26,732,446
5,467,004	Gold Resource Corp. ‡ †	27,663,040
14,110,475	Midway Gold Corp. ‡ *	12,699,428
15,923,890	Paramount Gold and Silver Corp. ‡ * †	15,286,934
		82,381,848
Total Common Stocks (Cost: $2,790,465,854)		2,303,661,210
MONEY MARKET FUND: 0.1% (Cost: $2,513,521)
2,513,521	Dreyfus Government Cash Management Fund	2,513,521
Total Investments Before Collateral for Securities Loaned: 100.0%
(Cost: $2,792,979,375)		2,306,174,731

Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 7.9%
Repurchase Agreements: 7.9%
$43,431,596	Repurchase agreement dated 6/30/14 with Citigroup Global Markets, Inc., 0.10% due 7/1/14, proceeds $43,431,717; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 10/16/14 to 12/15/54, valued at $44,300,230 including accrued interest)	43,431,596

43,431,596	Repurchase agreement dated 6/30/14 with Daiwa Capital Markets America, 0.14% due 7/1/14, proceeds $43,431,765; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 1/1/17 to 3/1/48, valued at $44,300,228 including accrued interest)	43,431,596

See Notes to Financial Statements

32

Principal Amount		Value

Repurchase Agreements: (continued)
$43,431,596	Repurchase agreement dated 6/30/14 with HSBC Securities USA, Inc., 0.07% due 7/1/14, proceeds $43,431,680; (collateralized by various U.S. government and agency obligations, 0.00% to 6.38%, due 7/10/14 to 8/15/42, valued at $44,300,358 including accrued interest)	$43,431,596
9,141,632	Repurchase agreement dated 6/30/14 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.06% due 7/1/14, proceeds $9,141,647; (collateralized by various U.S. government and agency obligations, 0.25% to 8.00%, due 8/15/15 to 11/15/43, valued at $9,324,467 including accrued interest)	9,141,632
Principal Amount		Value

Repurchase Agreements: (continued)
$43,431,596	Repurchase agreement dated 6/30/14 with Nomura Securities Int., Inc., 0.11% due 7/1/14, proceeds $43,431,729; (collateralized by various U.S. government and agency obligations, 0.00% to 8.88%, due 7/1/14 to 7/15/56, valued at $44,300,228 including accrued interest)	$43,431,596
Total Short-term Investments Held as Collateral for Securities Loaned
(Cost: $182,868,016)		182,868,016
Total Investments: 107.9% (Cost: $2,975,847,391)		2,489,042,747
Liabilities in excess of other assets: (7.9)%		(182,349,718)
NET ASSETS: 100.0%		$2,306,693,029

ADR	American Depositary Receipt
CAD	Canadian Dollar
USD	United States Dollar
‡	Affiliated issuer – as defined under the Investment Company Act of 1940.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $172,758,116.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $425,147,465 which represents 18.4% of net assets.
§	Illiquid Security – the aggregate value of illiquid securities is 6,045,815 which represents 0.3% of net assets.

Summary of Investments by Sector Excluding
Collateral for Securities Loaned (unaudited)	% of Investments	Value
Silver	14.0%	$323,171,590
Gold	79.0	1,821,530,147
Diversified Metals & Mining	2.7	62,898,302
Precious Metals & Minerals	4.2	96,061,171
Money Market Fund	0.1	2,513,521
	100.0%	$2,306,174,731

A summary of the Fund’s transactions in securities of affiliates for the period ended June 30, 2014 is set forth below:

	Value as of						Value as of
	December 31,			Sales	Realized	Dividend	June 30,
Affiliates	2013		Purchases	Proceeds	Gain (Loss)	Income	2014
Alexco Resource Corp.	$3,987,474		$6,971,754	$(8,876,865)	$(13,429,112)	$–	$–	(b)
Allied Nevada Gold Corp.	20,671,899		18,914,262	(10,287,692)	(3,296,488)	–	26,732,446
Argonaut Gold, Inc.	54,587,316		37,398,934	(20,526,332)	(19,457,625)	–	57,057,347
Asanko Gold, Inc.	10,011,747		29,166,526	(1,148,210)	(86,541)	–	49,494,737
Aurcana Corp.	1,637,383		1,262,743	(3,462,436)	(17,097,162)	–	–	(b)
Banro Corp.	10,523,025		6,292,239	(4,558,261)	(27,981,200)	–	10,601,776
Beadell Resources Ltd.	34,682,182		21,611,336	(11,269,969)	(3,939,976)	–	36,442,016
Bear Creek Mining Corp.	–	(a)	7,586,106	(341,081)	77,878	–	16,141,721
Belo Sun Mining Corp.	4,305,426		3,257,118	(4,629,700)	(7,358,602)	–	–	(b)
Brigus Gold Corp.	13,100,044		6,159,833	(75,215)	36,328	–	–	(b)
China Gold International Resources Corp. Ltd.	–	(a)	35,454,470	(6,780,649)	(2,463,958)	–	83,182,577
China Precious Metal Resources Holdings Co. Ltd.	38,965,239		18,805,906	(19,996,464)	(11,253,508)	–	21,637,423
China Silver Group Ltd.	6,700,679		3,842,120	(7,007,572)	(1,185,803)	108,806	–	(b)

See Notes to Financial Statements

33

JUNIOR GOLD MINERS ETF

SCHEDULE OF INVESTMENTS
(unaudited) (continued)

	Value as of						Value as of
	December 31,			Sales	Realized	Dividend	June 30,
Affiliates (continued)	2013		Purchases	Proceeds	Gain (Loss)	Income	2014
Continental Gold Ltd.	$26,954,156		$21,437,699	$(14,747,692)	$(17,415,331)	$–	$32,234,032
DRDGOLD Ltd.	8,851,679		7,461,182	(550,800)	8,926	–	12,752,334
Dundee Precious Metals, Inc.	25,930,439		22,900,995	(10,298,388)	(8,903,125)	–	57,037,727
Endeavour Mining Corp.	12,631,266		19,084,023	(4,380,245)	(6,605,705)	–	37,147,039
Endeavour Silver Corp.	28,170,880		24,389,231	(3,569,185)	(955,329)	–	65,949,167
Evolution Mining Ltd.	–	(a)	16,319,175	(10,179,425)	(12,810,975)	340,682	28,052,978
Focus Minerals Ltd.	–	(a)	3,025,576	(732,867)	(2,019,384)	–	5,087,185
Fortuna Silver Mines, Inc.	28,136,616		23,625,728	(18,514,735)	(4,033,683)	–	58,589,894
Gold Resource Corp.	–	(a)	15,213,312	(874,625)	49,907	213,586	27,663,040
Golden Star Resources Ltd.	8,870,543		7,229,101	(5,081,584)	(14,603,560)	–	13,241,201
Great Panther Silver Ltd.	7,289,562		8,115,088	(712,743)	133,632	–	21,350,010
Guyana Goldfields, Inc.	15,149,615		13,500,196	(13,382,995)	(13,322,896)	–	22,451,690
Highland Gold Mining Ltd.	–	(a)	17,027,588	(594,709)	51,695	723,691	23,150,923
Indophil Resources NL	9,258,702		6,599,834	(1,360,014)	(1,756,952)	–	14,323,829
Intrepid Mines Ltd.	9,407,569		7,486,177	(463,661)	8,863	–	13,753,506
Kingsgate Consolidated Ltd.	8,153,978		15,613,161	(710,386)	(413,649)	–	20,807,192
Kirkland Lake Gold, Inc.	9,505,843		8,050,163	(1,136,444)	(994,715)	–	20,228,564
Lake Shore Gold Corp.	14,796,976		16,425,688	(1,596,866)	(193,140)	–	46,854,622
LionGold Corp. Ltd.	8,282,417		5,209,006	(8,395,739)	(50,473,377)	–	–	(b)
Lydian International Ltd.	4,731,990		7,369,232	(488,957)	120,691	–	15,695,185
MAG Silver Corp.	–	(a)	21,345,589	(1,605,933)	480,211	–	52,404,702
McEwen Mining, Inc.	40,305,724		39,009,124	(30,510,758)	(14,151,627)	–	69,544,273
Medusa Mining Ltd.	20,236,362		20,419,325	(1,364,512)	9,522	–	37,585,783
Midway Gold Corp.	5,773,907		7,727,013	(481,621)	41,451	–	12,699,428
Northern Star Resources Ltd.	18,840,747		35,763,250	(2,037,686)	715,014	327,534	70,143,389
OceanaGold Corp.	36,071,367		30,908,709	(4,738,098)	1,227,895	–	108,979,100
Papillon Resources Ltd.	19,817,636		18,603,725	(21,033,532)	5,186,149	–	44,572,709
Paramount Gold and Silver Corp.	8,919,590		8,460,531	(743,084)	81,471	–	15,286,934
Patagonia Gold Plc	–	(a)	5,005,712	(2,228,156)	(9,504,001)	–	7,594,789
Perseus Mining Ltd.	6,036,609		10,818,899	(733,025)	114,208	–	22,460,467
Petropavlovsk Plc	14,371,175		10,210,775	(1,948,743)	(1,087,218)	–	13,885,753
Premier Gold Mines Ltd.	16,622,924		14,575,547	(7,645,010)	(14,602,332)	–	40,712,019
Primero Mining Corp	26,960,187		34,197,311	(12,765,808)	6,504,097	–	108,682,764
Resolute Mining Ltd.	–	(a)	13,606,113	(914,689)	104,229	–	27,290,982
Rio Alto Mining Ltd.	22,909,674		17,074,072	(13,305,987)	(13,814,284)	–	34,032,517
Romarco Minerals, Inc.	18,058,825		20,376,254	(7,336,070)	(9,916,741)	–	59,235,329
Rubicon Minerals Corp.	20,726,952		25,682,894	(4,293,177)	(7,876,257)	–	55,766,410
Sabina Gold & Silver Corp.	–	(a)	7,102,346	(513,787)	(25,064)	–	14,541,956
Sandstorm Gold Ltd.	29,203,521		31,263,554	(2,861,827)	359,351	–	80,674,121
Saracen Mineral Holdings Ltd.	7,209,787		14,297,211	(1,467,239)	(81,254)	–	34,030,308
Seabridge Gold, Inc.	26,741,674		17,870,949	(15,386,254)	(16,491,079)	–	35,893,030
Semafo, Inc.	42,992,303		40,846,319	(10,725,734)	4,872,776	–	117,429,955
Silver Lake Resources Ltd.	14,460,044		14,796,978	(848,444)	42,522	–	29,030,779
Silver Standard Resources, Inc.	38,483,629		35,721,237	(3,471,740)	1,111,948	–	78,840,657
Silvercorp Metals, Inc.	30,447,336		20,167,001	(3,406,137)	(6,386,292)	136,662	42,266,576
St. Barbara Ltd.	6,170,731		4,955,389	(5,165,912)	(39,890,148)	–	–	(b)
Sulliden Gold Corp. Ltd.	16,363,047		12,869,329	(4,190,571)	(5,231,994)	–	43,800,509
Tanzanian Royalty Exploration Corp.	13,741,947		11,178,540	(1,390,452)	(270,791)	–	27,564,413
Timmins Gold Corp.	11,929,200		9,930,338	(5,046,898)	(4,126,768)	–	25,347,347
Torex Gold Resources, Inc.	41,749,355		35,989,893	(3,274,672)	287,300	–	115,108,571
Troy Resources Ltd.	8,214,578		11,292,122	(3,718,746)	(2,687,543)	–	18,780,057
	$988,653,476		$1,064,871,551	$(371,886,808)	$(366,569,125)	$1,850,961	$2,281,845,788

(a)	Not an affiliate at the beginning of the reporting period.
(b)	Not an affiliate at the end of the reporting period.

See Notes to Financial Statements

34

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$133,045,890	$379,900,713	$–	$512,946,603
Canada	1,568,259,237	–	–	1,568,259,237
Cayman Islands	37,147,039	–	–	37,147,039
China / Hong Kong	21,637,423	3,770,584	4,439,492	29,847,499
Singapore	–	–	–	–
South Africa	12,752,334	–	–	12,752,334
United Kingdom	23,289,974	37,036,676	–	60,326,650
United States	82,381,848	–	–	82,381,848
Money Market Fund	2,513,521	–	–	2,513,521
Repurchase Agreements	–	182,868,016	–	182,868,016
Total	$1,881,027,266	$603,575,989	$4,439,492	$2,489,042,747

*	See Schedule of Investments for security type and geographic sector breakouts.

During the period ended June 30, 2014, transfers of securities from Level 1 to Level 2 were $9,258,702 and transfers of securities from Level 2 to Level 1 were $ 2,821,177. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2014:

Common Stocks
China/Hong Kong
Balance as of December 31, 2013	$4,551,243
Realized gain (loss)	(11,857)
Change in unrealized appreciation (depreciation)	(85,307)
Purchases	6,807
Sales	(21,394)
Transfers in and/or out of level 3	–
Balance as of June 30, 2014	$4,439,492

See Notes to Financial Statements

35

NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.5%
Argentina: 0.1%
2,454	YPF S.A. (ADR)	$80,197
Australia: 4.0%
55,836	Alumina Ltd. * #	71,374
12,986	Bega Cheese Ltd. † #	59,679
72,478	BHP Billiton Ltd. #	2,474,198
12,281	BlueScope Steel Ltd. * #	62,961
38,424	Fortescue Metals Group Ltd. #	158,848
17,288	GrainCorp. Ltd. #	136,998
9,451	Iluka Resources Ltd. #	72,690
39,482	Newcrest Mining Ltd. * #	396,922
15,309	Oil Search Ltd. #	139,820
14,023	Origin Energy Ltd. #	193,472
12,420	Santos Ltd. #	167,241
7,946	Woodside Petroleum Ltd. #	308,372
2,788	WorleyParsons Ltd. #	45,773
		4,288,348
Austria: 0.3%
246	Mayr-Melnhof Karton A.G.	29,306
1,834	OMV A.G. #	82,842
3,022	Verbund - Oesterreichische Elektrizis A.G. †	58,526
2,454	Voestalpine A.G. † #	116,977
		287,651
Bermuda: 0.1%
3,333	Nabors Industries Ltd. (USD)	97,890
Brazil: 1.1%
15,647	Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	167,736
2,650	Cia de Saneamento de Minas Gerais S.A.	48,693
17,122	Cia Siderurgica Nacional S.A. (ADR) †	72,940
6,700	Fibria Celulose S.A. *	65,143
20,188	Gerdau S.A. (ADR)	118,907
18,955	Petroleo Brasileiro S.A. (ADR)	277,312
4,600	SLC Agricola S.A.	40,113
29,063	Vale S.A. (ADR) †	384,503
		1,175,347
Canada: 12.6%
10,661	Agnico-Eagle Mines Ltd. (USD)	408,316
13,606	Agrium, Inc. (USD) †	1,246,718
6,587	Alamos Gold, Inc.	66,727
4,028	ARC Resources Ltd.	122,865
32,866	B2Gold Corp. *	95,961
60,240	Barrick Gold Corp. (USD)	1,102,392
8,938	Cameco Corp. (USD)	175,274
13,923	Canadian Natural Resources Ltd. (USD)	639,205
1,730	Canadian Solar, Inc. (USD) * †	54,080
2,431	Canfor Corp. *	53,315
12,507	China Gold International Resources Corp. Ltd. *	36,400
8,142	Detour Gold Corp. *	111,602
1,951	Domtar Corp. (USD)	83,600
37,046	Eldorado Gold Corp. (USD)	283,031
10,631	Enbridge, Inc. (USD)	504,654
9,435	EnCana Corp. (USD) †	223,704
6,077	First Majestic Silver Corp. *	65,782
13,344	First Quantum Minerals Ltd.	285,885
Number of Shares		Value

Canada: (continued)
42,060	Goldcorp, Inc. (USD)	$1,173,895
3,757	Husky Energy, Inc.	121,547
19,487	IAMGOLD Corp.	80,315
3,238	Imperial Oil Ltd. (USD)	170,416
59,190	Kinross Gold Corp. (USD) *	245,047
11,500	Lundin Mining Corp. *	63,376
11,374	New Gold, Inc. *	72,292
2,277	Osisko Gold Royalties Ltd. *	34,311
7,836	Pan American Silver Corp. (USD)	120,283
80,005	Potash Corp. of Saskatchewan, Inc. (USD) †	3,036,990
2,841	Resolute Forest Products (USD) *	47,672
18,487	Silver Wheaton Corp. (USD)	485,653
18,700	Suncor Energy, Inc. (USD)	797,181
12,139	Talisman Energy, Inc. (USD)	128,673
10,542	Teck Cominco Ltd. (USD)	240,674
2,074	Tourmaline Oil Corp. *	109,546
9,014	TransCanada Corp. (USD)	430,148
40,591	Turquoise Hill Resources Ltd. *	136,046
2,033	West Fraser Timber Co. Ltd.	98,696
44,981	Yamana Gold, Inc. (USD)	369,744
		13,522,016
Chile: 0.2%
126,068	Aguas Andinas S.A.	79,418
1,654	Cap S.A.	23,316
40,660	Empresas CMPC S.A.	88,499
16,940	Inversiones Aguas Metropolitanas S.A.	27,383
		218,616
China / Hong Kong: 2.0%
3,563	Aluminum Corp of China Ltd. (ADR) * †	32,103
23,900	Angang New Steel Co. Ltd. #	15,410
510,868	Chaoda Modern Agriculture Holdings Ltd. * # §	36,400
209,914	China Agri-Industries Holdings Ltd. #	79,921
52,000	China Coal Energy Co. Ltd. #	27,015
32,000	China Gas Holdings Ltd. #	66,398
20,000	China Hongqiao Group Ltd. #	14,379
320,400	China Modern Dairy Holdings Ltd. * † #	125,877
29,900	China Molybdenum Co. Ltd. (Class H) #	15,341
23,900	China Oilfield Services Ltd. (Class H) #	57,479
324,227	China Petroleum & Chemical Corp. #	308,258
43,291	China Shenhua Energy Co. Ltd. #	125,059
204,379	CNOOC Ltd. #	367,408
15,600	Dongfang Electric Corp. Machinery Co. Ltd. #	26,821
32,600	Fosun International Ltd. #	43,304
39,900	Huaneng Power International, Inc. #	45,125
13,100	Inner Mongolia Yitai Coal Co. (USD) #	16,785
31,500	Jiangxi Copper Co. Ltd. (Class H) #	49,875
39,400	Kunlun Energy Co. Ltd. #	64,954
64,800	Lee & Man Paper Manufacturing Ltd. #	34,329
50,557	Nine Dragons Paper Holdings Ltd. #	34,427
67,000	Noble Group Ltd. (SGD) #	73,761
268,540	PetroChina Co. Ltd-H #	337,819
14,000	Tianjin Capital Environmental Protection Group Co. Ltd. #	8,901

See Notes to Financial Statements

36

Number of Shares		Value

China / Hong Kong: (continued)
24,000	Yanzhou Coal Mining Co. Ltd. #	$18,082
45,200	Zhaojin Mining Industry Co. Ltd. † #	26,007
310,761	Zijin Mining Group Ltd. #	70,851
		2,122,089
Colombia: 0.1%
3,994	Pacific Rubiales Energy Corp. (CAD) †	81,294
Denmark: 0.5%
10,259	Vestas Wind Systems A/S * #	517,622
Finland: 0.2%
180	Outokumpu Oyj * #	1,811
17,106	Stora Enso Oyj (R Shares) #	166,288
		168,099
France: 2.8%
222	Eramet S.A. * #	26,286
14,906	Suez Environnement Co. #	285,123
1,366	Technip S.A. #	149,235
30,128	Total S.A. #	2,179,513
21,625	Veolia Environnement S.A. #	411,927
		3,052,084
Germany: 0.5%
761	Aurubis A.G. #	38,748
1,226	BayWa A.G. #	68,089
187	KWS Saat A.G. † #	65,896
2,777	Nordex S.E. * #	61,502
869	Salzgitter A.G. #	36,650
9,586	ThyssenKrupp A.G. * #	278,889
		549,774
Greece: 0.0%
1,414	Athens Water Supply & Sewage Co. S.A. #	18,193
Hungary: 0.0%
665	MOL Hungarian Oil & Gas NyRt #	35,575
India: 0.3%
10,073	Reliance Industries Ltd. (GDR) * # 144A	338,221
1,810	Vedanta Resources Plc (GBP) #	34,296
		372,517
Indonesia: 0.2%
29,844	Astra Agro Lestari Tbk PT #	70,993
47,354	International Nickel Indonesia Tbk PT #	14,211
264,900	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT #	51,778
329,400	Salim Ivomas Pratama Tbk PT #	28,050
		165,032
Ireland: 0.1%
6,844	Smurfit Kappa Group Plc #	156,292
Italy: 0.9%
34,246	ENI S.p.A. #	936,515
3,203	Saipem S.p.A. * #	86,354
		1,022,869
Japan: 2.8%
10,100	Calbee, Inc. #	278,352
9,000	Daido Steel Co. #	46,051
3,000	Daio Paper Corp #	27,200
7,100	Dowa Holdings Co. Ltd. #	66,963
4,117	Hitachi Metals Ltd. #	62,770
13,800	Inpex Holdings, Inc. #	209,928
Number of Shares		Value

Japan: (continued)
13,064	JFE Holdings, Inc. #	$270,218
31,800	JX Holdings, Inc. #	170,169
77,235	Kobe Steel Ltd. #	116,158
5,165	Kurita Water Industries Ltd. #	119,626
29,629	Mitsubishi Materials Corp. #	103,945
3,500	Nippon Paper Industries † #	65,825
214,700	Nippon Steel Corp. #	687,794
26,214	Nippon Suisan Kaisha Ltd. * #	81,001
23,100	Nisshin Seifun Group, Inc. #	275,967
30,176	OJI Paper Co. Ltd. #	124,175
7,370	Rengo Co. Ltd. #	35,228
4,983	Sumitomo Forestry Co. Ltd. #	60,841
12,923	Sumitomo Metal Mining Ltd. #	210,929
3,400	TonenGeneral Sekiyu K.K. #	32,292
		3,045,432
Luxembourg: 0.5%
5,814	Adecoagro S.A. (USD) *	54,884
21,815	ArcelorMittal #	325,186
3,007	Tenaris S.A. (ADR)	141,780
1,087	Ternium S.A. (ADR)	30,360
		552,210
Malaysia: 0.8%
18,051	Genting Plantation Bhd	65,211
270,694	IOI Corp. Bhd #	442,795
39,278	Kuala Lumpur Kepong Bhd #	296,137
2,900	Petronas Dagangan Bhd #	21,728
		825,871
Mexico: 0.5%
20,450	Gruma, S.A.B. de C.V. *	244,760
56,214	Grupo Mexico, S.A.B. de C.V.	187,582
6,372	Industrias Penoles, S.A. de C.V.	159,538
		591,880
Netherlands: 1.6%
571	Core Laboratories N.V. (USD)	95,391
6,650	Nutreco N.V. #	293,680
388	Royal Dutch Shell Plc (GBP) #	16,019
31,244	Royal Dutch Shell Plc (GBP) #	1,356,637
		1,761,727
Norway: 2.0%
3,591	Cermaq ASA	49,450
29,917	Marine Harvest ASA #	408,072
30,840	Norsk Hydro ASA #	165,070
90,046	Renewable Energy Corp. A.S. * #	51,905
4,541	SeaDrill Ltd. #	179,891
13,400	Statoil ASA #	411,736
16,875	Yara International ASA	845,084
		2,111,208
Peru: 0.1%
9,552	Cia de Minas Buenaventura S.A. (ADR)	112,809
Poland: 0.2%
1,193	Jastrzebska Spolka Weglowa S.A. #	18,466
3,071	KGHM Polska Miedz S.A. * #	125,914
3,922	Polski Koncern Naftowy Orlen S.A. #	52,926
21,037	Polskie Gornictwo Naftowe I Gazownictwo S.A. #	36,345
		233,651

See Notes to Financial Statements

37

NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Number of Shares		Value

Portugal: 0.1%
2,746	Galp Energia, SGPS, S.A. #	$50,328
4,149	Portucel-Empresa Productora de Pasta e Papel S.A. #	19,423
		69,751
Russia: 1.9%
12,866	JSC MMC Norilsk Nickel (ADR) #	255,449
6,607	Lukoil (ADR) #	393,570
2,718	Magnitogorsk Iron & Steel Works (GDR) * # Reg S	7,105
1,005	Novatek OAO (GDR) # Reg S	124,787
1,895	Novolipetsk Steel (GDR) # Reg S	26,602
75,366	OAO Gazprom (ADR) * #	654,852
7,724	PhosAgro OAO (GDR) * # Reg S	96,712
10,382	Polymetal International (GBP) #	102,849
13,496	Rosneft Oil Co. (GDR) # Reg S	98,515
3,973	Severstal OAO (GDR) # Reg S	32,379
12,284	Surgutneftegas OJSC (ADR) * #	94,731
3,098	Tatneft (ADR) * #	120,047
		2,007,598
Singapore: 0.9%
632,419	Golden Agri-Resources Ltd. #	282,108
46,081	Olam International Ltd. #	95,384
236,264	Wilmar International Ltd. #	604,924
		982,416
South Africa: 1.6%
2,191	African Rainbow Minerals Ltd. #	38,576
2,790	Anglo American Platinum Ltd. * #	121,211
20,796	AngloGold Ashanti Ltd. (ADR) *	357,899
788	Assore Ltd. #	26,413
1,733	Exxaro Resources Ltd. #	22,590
39,853	Gold Fields Ltd. (ADR)	148,253
18,963	Harmony Gold Mining Co. Ltd. (ADR) *	56,320
28,122	Impala Platinum Holdings Ltd. #	283,348
1,309	Kumba Iron Ore Ltd. † #	41,866
22,012	Lonmin Plc (GBP) * #	89,276
13,984	Northern Platinum Ltd. * #	59,990
13,784	Sappi Ltd. * #	49,759
6,528	Sasol Ltd. #	387,652
		1,683,153
South Korea: 1.0%
1,263	Hyundai Steel Co. #	92,848
286	Korea Zinc Co. Ltd. #	112,144
1,752	POSCO #	523,542
706	SK Energy Co. Ltd. #	78,854
323	SK Holdings Co. Ltd. #	58,287
530	S-Oil Corp. #	29,803
2,436	Woongjin Coway Co. Ltd. #	203,889
20	Young Poong Corp. #	23,718
		1,123,085
Spain: 0.4%
2,555	Acerinox S.A. #	45,311
9,332	Gamesa Corp. Tecnologica S.A. * #	116,381
1,409	Pescanova S.A. * # §	–
12,313	Repsol YPF S.A. #	324,617
		486,309
Number of Shares		Value

Sweden: 0.7%
3,715	BillerudKorsnas AB #	$53,937
6,177	Boliden AB #	89,563
1,530	Holmen AB (B Shares) #	54,725
3,218	Lundin Petroleum AB * #	65,008
1,878	SSAB AB (B Shares) * #	15,370
18,542	Svenska Cellulosa AB (B Shares) #	482,631
		761,234
Switzerland: 4.1%
140,846	Glencore Xstrata Plc (GBP) #	784,184
8,817	Syngenta A.G. #	3,257,434
4,333	Transocean, Inc. (USD) †	195,115
9,798	Weatherford International Plc (USD) *	225,354
		4,462,087
Taiwan: 0.3%
272,032	China Steel Corp. #	228,814
20,420	Formosa Petrochemical Corp. #	53,175
		281,989
Turkey: 0.1%
40,313	Eregli Demir ve Celik Fabrikalari T.A.S. #	72,140
1,563	Tupras-Turkiye Petrol Rafinerileri AS #	36,436
		108,576
United Kingdom: 8.6%
3,584	Acergy S.A. (NOK) #	66,777
31,397	Anglo American Plc #	768,792
8,683	Antofagasta Plc #	113,332
43,317	BG Group Plc #	913,220
238,199	BP Plc #	2,095,661
64,880	Centrica Plc #	346,380
88,198	CNH Industrial N.V. (USD)	901,384
27,842	DS Smith Plc #	131,729
2,976	ENSCO Plc CL A (USD)	165,376
6,805	Evraz Plc #	10,331
6,356	Kazakhmys Plc * #	32,991
11,030	Mondi Plc #	200,067
3,237	Noble Corp Plc (USD)	108,634
17,024	Pennon Group Plc #	228,617
19,617	Petra Diamonds Ltd. *	63,160
3,259	Petrofac Ltd. #	66,976
34,503	Polyus Gold International Ltd. * #	110,359
4,753	Randgold Resources Ltd. (ADR)	402,104
28,007	Rio Tinto Plc #	1,510,847
10,911	Severn Trent Plc #	360,366
11,560	Tullow Oil Plc #	168,493
31,220	United Utilities Group Plc #	470,687
		9,236,283
United States: 46.3%
8,270	AGCO Corp.	464,939
26,475	Alcoa, Inc.	394,213
2,452	Allegheny Technologies, Inc.	110,585
1,775	American States Water Co.	58,983
6,432	Anadarko Petroleum Corp.	704,111
2,510	Andersons, Inc.	129,466
4,912	Apache Corp.	494,245
8,107	Aqua America, Inc.	212,566
61,964	Archer-Daniels-Midland Co.	2,733,232
5,552	Baker Hughes, Inc.	413,346
13,931	Bunge Ltd.	1,053,741

See Notes to Financial Statements

38

Number of Shares		Value

United States: (continued)
5,314	Cabot Oil & Gas Corp.	$181,420
2,600	Cameron International Corp. *	176,046
1,199	Carpenter Technology Corp.	75,837
4,930	CF Industries Holdings, Inc.	1,185,813
2,787	Cheniere Energy, Inc. *	199,828
6,448	Chesapeake Energy Corp.	200,404
24,242	Chevron Corp.	3,164,793
1,108	Cimarex Energy Co.	158,954
3,460	Cliffs Natural Resources, Inc. †	52,073
1,423	Concho Resources, Inc. *	205,623
15,634	ConocoPhillips	1,340,303
2,928	Consol Energy, Inc.	134,893
545	Continental Resources, Inc. * †	86,132
5,583	Cree, Inc. *	278,871
15,582	Darling International, Inc. *	325,664
34,443	Deere & Co.	3,118,814
4,478	Denbury Resources, Inc.	82,664
4,883	Devon Energy Corp.	387,710
873	Diamond Offshore Drilling, Inc. †	43,327
6,959	EOG Resources, Inc.	813,229
1,932	EQT Corp.	206,531
54,686	Exxon Mobil Corp.	5,505,786
3,255	First Solar, Inc. *	231,300
2,995	FMC Technologies, Inc. *	182,905
23,459	Freeport-McMoRan Copper & Gold, Inc.	856,253
9,820	Graphic Packaging Holding Co. *	114,894
10,754	Halliburton Co.	763,642
1,377	Helmerich & Payne, Inc.	159,883
3,361	Hess Corp.	332,369
2,530	HollyFrontier Corp.	110,536
7,061	Ingredion, Inc.	529,857
13,011	International Paper Co.	656,665
1,800	Itron, Inc. *	72,990
1,272	Joy Global, Inc.	78,330
1,415	Kinder Morgan Management, LLC *	111,686
8,508	Kinder Morgan, Inc.	308,500
1,217	Lindsay Corp. †	102,800
4,239	Louisiana-Pacific Corp. *	63,670
8,609	Marathon Oil Corp.	343,671
5,042	MeadWestvaco Corp.	223,159
49,628	Monsanto Co.	6,190,597
30,627	Mosaic Co.	1,514,505
2,148	Murphy Oil Corp.	142,799
5,464	National Oilwell Varco, Inc.	449,960
25,785	Newmont Mining Corp.	655,970
4,575	Noble Energy, Inc.	354,379
1,366	NOW Inc/DE *	49,463
7,192	Nucor Corp.	354,206
10,004	Occidental Petroleum Corp.	1,026,711
1,375	Oceaneering International, Inc.	107,429
2,647	ONEOK, Inc.	180,208
812	Ormat Technologies, Inc.	23,410
2,953	Packaging Corp. of America	211,110
3,455	Peabody Energy Corp.	56,489
7,206	Phillips 66	579,579
5,641	Pilgrim’s Pride Corp. *	154,338
1,822	Pioneer Natural Resources Co.	418,714
2,293	QEP Resources, Inc.	79,108
Number of Shares		Value

United States: (continued)
2,148	Range Resources Corp.	$186,769
1,755	Reliance Steel & Aluminum Co.	129,361
2,156	Rock-Tenn Co. (Class A)	227,652
1,467	Royal Gold, Inc.	111,668
16,582	Schlumberger Ltd.	1,955,847
915	Schweitzer-Mauduit International, Inc.	39,949
28	Seaboard Corp. *	84,568
4,395	Southern Copper Corp.	133,476
4,496	Southwestern Energy Co. *	204,523
8,541	Spectra Energy Corp.	362,822
5,045	Steel Dynamics, Inc.	90,558
6,196	Stillwater Mining Co. *	108,740
1,975	Sunpower Corp. * †	80,935
1,647	Tesoro Corp.	96,629
1,731	The Chefs’ Warehouse, Inc. *	34,222
13,112	Tractor Supply Co.	791,965
26,060	Tyson Foods, Inc.	978,292
3,268	United States Steel Corp.	85,099
6,795	Valero Energy Corp.	340,429
17,578	Weyerhaeuser Co.	581,656
1,515	Whiting Petroleum Corp. *	121,579
8,730	Williams Companies, Inc.	508,173
1,176	Worthington Industries, Inc.	50,615
		49,791,754
Total Common Stocks (Cost: $101,398,165)		108,160,528
RIGHTS: 0.0%
Chile: 0.0%
2,011	Empresas CMPC S.A. Rights (CLP 0.00, expiring 08/14/14) *	356
Spain: 0.0%
2,555	Acerinox S.A. Rights (EUR 0.44, expiring 10/31/14) *	1,550
10,935	Repsol S.A. Rights (EUR 0.50, expiring 11/06/14) *	7,441
		8,991
Total Rights (Cost: $8,790)		9,347

Total Investments Before Collateral for Securities Loaned: 100.5%
(Cost: $101,406,955)		108,169,875

Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 2.9%
Repurchase Agreements: 2.9%
$1,000,000	Repurchase agreement dated 6/30/14 with Citigroup Global Markets, Inc., 0.10% due 7/1/14, proceeds $1,000,003; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 10/16/14 to 12/15/54, valued at $1,020,000 including accrued interest)	1,000,000

See Notes to Financial Statements

39

NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Principal Amount		Value

Repurchase Agreements: (continued)
$112,276	Repurchase agreement dated 6/30/14 with Daiwa Capital Markets America, 0.12% due 7/1/14, proceeds $112,276; (collateralized by various U.S. government and agency obligations, 0.00% to 9.88%, due 7/3/14 to 5/15/44, valued at $114,522 including accrued interest)	$112,276
1,000,000	Repurchase agreement dated 6/30/14 with HSBC Securities USA, Inc., 0.07% due 7/1/14, proceeds $1,000,002; (collateralized by various U.S. government and agency obligations, 0.00% to 6.38%, due 7/10/14 to 8/15/42, valued at $1,020,003 including accrued interest)	1,000,000
Principal Amount		Value

Repurchase Agreements: (continued)
$1,000,000	Repurchase agreement dated 6/30/14 with Nomura Securities Int., Inc., 0.11% due 7/1/14, proceeds $1,000,003; (collateralized by various U.S. government and agency obligations, 0.00% to 8.88%, due 7/1/14 to 7/15/56, valued at $1,020,000 including accrued interest)	$1,000,000
Total Short-term Investments Held as Collateral for Securities Loaned
(Cost: $3,112,276)		3,112,276
Total Investments: 103.4% (Cost: $104,519,231)		111,282,151
Liabilities in excess of other assets: (3.4)%		(3,661,703)
NET ASSETS: 100.0%		$107,620,448

ADR	American Depositary Receipt
CAD	Canadian Dollar
CLP	Chilean Peso
EUR	Euro
GBP	British Pound
GDR	Global Depositary Receipt
NOK	Norwegian Krone
SGD	Singapore Dollar
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $3,011,860.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $38,463,031 which represents 35.7% of net assets.
§	Illiquid Security – the aggregate value of illiquid securities is $36,400 which represents 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $338,221, or 0.3% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	1.0%	$1,056,695
Consumer Staples	9.9	10,674,441
Energy	39.9	43,203,236
Financials	0.5	581,656
Industrials	5.3	5,766,720
Information Technology	0.7	770,081
Materials	40.0	43,207,515
Utilities	2.7	2,909,531
	100.0%	$108,169,875

See Notes to Financial Statements

40

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Argentina	$80,197	$–	$–	$80,197
Australia	–	4,288,348	–	4,288,348
Austria	87,832	199,819	–	287,651
Bermuda	97,890	–	–	97,890
Brazil	1,175,347	–	–	1,175,347
Canada	13,522,016	–	–	13,522,016
Chile	218,616	–	–	218,616
China / Hong Kong	32,103	2,053,586	36,400	2,122,089
Colombia	81,294	–	–	81,294
Denmark	–	517,622	–	517,622
Finland	–	168,099	–	168,099
France	–	3,052,084	–	3,052,084
Germany	–	549,774	–	549,774
Greece	–	18,193	–	18,193
Hungary	–	35,575	–	35,575
India	–	372,517	–	372,517
Indonesia	–	165,032	–	165,032
Ireland	–	156,292	–	156,292
Italy	–	1,022,869	–	1,022,869
Japan	–	3,045,432	–	3,045,432
Luxembourg	227,024	325,186	–	552,210
Malaysia	65,211	760,660	–	825,871
Mexico	591,880	–	–	591,880
Netherlands	95,391	1,666,336	–	1,761,727
Norway	894,534	1,216,674	–	2,111,208
Peru	112,809	–	–	112,809
Poland	–	233,651	–	233,651
Portugal	–	69,751	–	69,751
Russia	–	2,007,598	–	2,007,598
Singapore	–	982,416	–	982,416
South Africa	562,472	1,120,681	–	1,683,153
South Korea	–	1,123,085	–	1,123,085
Spain	–	486,309	–	486,309
Sweden	–	761,234	–	761,234
Switzerland	420,469	4,041,618	–	4,462,087
Taiwan	–	281,989	–	281,989
Turkey	–	108,576	–	108,576
United Kingdom	1,640,658	7,595,625	–	9,236,283
United States	49,791,754	–	–	49,791,754
Rights	9,347	–	–	9,347
Repurchase Agreements	–	3,112,276	–	3,112,276
Total	$69,706,844	$41,538,907	$36,400	$111,282,151

*	See Schedule of Investments for security type and geographic sector breakouts.

During the period ended June 30, 2014, transfers of securities from Level 2 to Level 1 were $855,892. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

41

NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2014:

	Common Stocks
	China/Hong Kong	Spain
Balance as of December 31, 2013	$–	$–
Realized gain (loss)	–	–
Change in unrealized appreciation (depreciation)	(7,663)	–
Purchases	–	–
Sales	–	–
Transfers in and/or out of level 3	44,063	–
Balance as of June 30, 2014	$36,400	$–

Transfers from Level 2 to Level 3 resulted primarily due to suspended trading.

See Notes to Financial Statements

42

OIL SERVICES ETF

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.1%
Bermuda: 7.9%
1,476,253	Nabors Industries Ltd. (USD)	$43,357,551
1,883,631	Seadrill Ltd. (USD) †	75,251,058
		118,608,609
Luxembourg: 3.3%
1,067,310	Tenaris S.A. (ADR)	50,323,667
Netherlands: 1.9%
169,822	Core Laboratories N.V. (USD)	28,370,463
Switzerland: 8.8%
1,509,833	Transocean, Inc. (USD) †	67,987,780
2,842,227	Weatherford International Plc (USD) *	65,371,221
		133,359,001
United Kingdom: 7.3%
1,217,161	ENSCO Plc CL A (USD)	67,637,637
1,278,030	Noble Corp Plc (USD)	42,890,687
		110,528,324
United States: 70.9%
1,003,554	Baker Hughes, Inc.	74,714,595
975,094	Cameron International Corp. *	66,023,615
77,706	CARBO Ceramics, Inc. †	11,976,049
417,252	Diamond Offshore Drilling, Inc. †	20,708,217
285,507	Dresser-Rand Group, Inc. *	18,195,361
848,143	FMC Technologies, Inc. *	51,796,093
2,691,236	Halliburton Co.	191,104,668
529,979	Helmerich & Payne, Inc.	61,535,862
1,176,536	McDermott International, Inc. * †	9,518,176
1,366,972	National Oilwell Varco, Inc.	112,570,144
542,802	Oceaneering International, Inc.	42,409,120
167,972	Oil States International, Inc. *	10,765,326
645,469	Patterson-UTI Energy, Inc.	22,552,687
601,826	Rowan Companies Plc	19,216,304
2,673,994	Schlumberger Ltd.	315,397,592
787,228	Superior Energy Services, Inc.	28,450,420
256,088	Tidewater, Inc.	14,379,341
		1,071,313,570
Total Investments Before Collateral for Securities Loaned: 100.1%
(Cost: $1,441,631,364)		1,512,503,634

Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 8.3%
Repurchase Agreements: 8.3%
$29,681,340	Repurchase agreement dated 6/30/14 with Citigroup Global Markets, Inc., 0.10% due 7/1/14, proceeds $29,681,422; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 10/16/14 to 12/15/54, valued at $30,274,968 including accrued interest)	29,681,340
Principal Amount		Value

Repurchase Agreements: (continued)
$29,681,340	Repurchase agreement dated 6/30/14 with Daiwa Capital Markets America, 0.14% due 7/1/14, proceeds $29,681,455; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 1/1/17 to 3/1/48, valued at $30,274,967 including accrued interest)	$29,681,340
29,681,340	Repurchase agreement dated 6/30/14 with HSBC Securities USA, Inc., 0.07% due 7/1/14, proceeds $29,681,398; (collateralized by various U.S. government and agency obligations, 0.00% to 6.38%, due 7/10/14 to 8/15/42, valued at $30,275,056 including accrued interest)	29,681,340
6,247,545	Repurchase agreement dated 6/30/14 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.06% due 7/1/14, proceeds $6,247,555; (collateralized by various U.S. government and agency obligations, 0.25% to 8.00%, due 8/15/15 to 11/15/43, valued at $6,372,497 including accrued interest)	6,247,545
29,681,340	Repurchase agreement dated 6/30/14 with Nomura Securities Int., Inc., 0.11% due 7/1/14, proceeds $29,681,431; (collateralized by various U.S. government and agency obligations, 0.00% to 8.88%, due 7/1/14 to 7/15/56, valued at $30,274,967 including accrued interest)	29,681,340
Total Short-term Investments Held as Collateral for Securities Loaned
(Cost: $124,972,905)		124,972,905
Total Investments: 108.4% (Cost: $1,566,604,269)		1,637,476,539
Liabilities in excess of other assets: (8.4)%		(126,930,108)
NET ASSETS: 100.0%		$1,510,546,431

See Notes to Financial Statements

43

OIL SERVICES ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $122,192,312.

Summary of Investments by Sector Before Collateral for Securities Loaned (unaudited)	% of Investments	Value
Oil & Gas Equipment & Services	72.2%	$1,091,365,851
Oil & Gas Drilling	27.8	421,137,783
	100.0%	$1,512,503,634

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$1,512,503,634	$–	$–	$1,512,503,634
Repurchase Agreements	–	124,972,905	–	124,972,905
Total	$1,512,503,634	$124,972,905	$–	$1,637,476,539

*	See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

44

RARE EARTH/STRATEGIC METALS ETF

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

Number of Shares		Value

COMMON STOCKS: 96.7%
Australia: 13.6%
7,617,991	Alkane Resources Ltd. *	$1,905,415
908,533	Iluka Resources Ltd. #	6,987,766
30,845,510	Lynas Corp. Ltd. * † #	3,774,833
		12,668,014
Canada: 4.1%
991,470	5N Plus, Inc. *	3,797,773
Chile: 5.7%
439,183	Molibdenos y Metales S.A.	5,314,585
China / Hong Kong: 19.3%
10,299,474	China Molybdenum Co. Ltd. (Class H) #	5,284,372
27,174,497	China Rare Earth Holdings Ltd. * #	3,438,961
13,969,790	Hunan Non-Ferrous Metal Corp. Ltd. * †	4,199,760
90,762,964	North Mining Shares Co. Ltd. * † #	5,094,207
		18,017,300
France: 5.8%
45,705	Eramet S.A. * † #	5,411,707
Ireland: 7.4%
26,251,238	Kenmare Resources Plc (GBP) *	6,957,276
Japan: 8.9%
205,492	OSAKA Titanium Technologies Co. † #	4,272,338
614,947	Toho Titanium Co. Ltd. * † #	4,072,103
		8,344,441
Mexico: 2.0%
1,647,232	Cia Minera Autlan S.A.B de C.V.	1,898,259
South Africa: 6.9%
191,811	Assore Ltd. † #	6,429,417
United States: 23.0%
1,650,842	General Moly, Inc. *	1,898,468
1,603,296	Molycorp, Inc. * †	4,120,471
149,732	RTI International Metals, Inc. *	3,981,374
1,437,849	Thompson Creek Metals Co., Inc. *	4,256,033
270,282	Tronox Ltd.	7,270,586
		21,526,932
Total Common Stocks (Cost: $129,996,076)		90,365,704
PREFERRED STOCK: 3.7%
Brazil: 3.7% (Cost: $3,701,779)
623,223	Cia de Ferro Ligas da Bahia	3,477,902
Total Investments Before Collateral for Securities Loaned: 100.4%
(Cost: $133,697,855)		93,843,606
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 22.3%
Repurchase Agreements: 22.3%
$4,965,907	Repurchase agreement dated 6/30/14 with Citigroup Global Markets, Inc., 0.10% due 7/1/14, proceeds $4,965,921; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 10/16/14 to 12/15/54, valued at $5,065,225 including accrued interest)	$4,965,907
4,965,907	Repurchase agreement dated 6/30/14 with Daiwa Capital Markets America, 0.14% due 7/1/14, proceeds $4,965,926; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 1/1/17 to 3/1/48, valued at $5,065,225 including accrued interest)	4,965,907
4,965,907	Repurchase agreement dated 6/30/14 with HSBC Securities USA, Inc., 0.07% due 7/1/14, proceeds $4,965,917; (collateralized by various U.S. government and agency obligations, 0.00% to 6.38%, due 7/10/14 to 8/15/42, valued at $5,065,240 including accrued interest)	4,965,907
1,045,272	Repurchase agreement dated 6/30/14 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.06% due 7/1/14, proceeds $1,045,274; (collateralized by various U.S. government and agency obligations, 0.25% to 8.00%, due 8/15/15 to 11/15/43, valued at $1,066,178 including accrued interest)	1,045,272
4,965,907	Repurchase agreement dated 6/30/14 with Nomura Securities Int., Inc., 0.11% due 7/1/14, proceeds $4,965,922; (collateralized by various U.S. government and agency obligations, 0.00% to 8.88%, due 7/1/14 to 7/15/56, valued at $5,065,225 including accrued interest)	4,965,907
Total Short-term Investments Held as Collateral for Securities Loaned
(Cost: $20,908,900)		20,908,900
Total Investments: 122.7%
(Cost: $154,606,755)		114,752,506
Liabilities in excess of other assets: (22.7)%		(21,257,461)
NET ASSETS: 100.0%		$93,495,045

See Notes to Financial Statements

45

RARE EARTH/STRATEGIC METALS ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

GBP	British Pound
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $18,272,686.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $44,765,704 which represents 47.9% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Electronic Components	4.1%	$3,797,773
Steel	5.7	5,376,161
Commodity Chemicals	7.8	7,270,586
Diversified Metals & Mining	80.4	75,493,671
Gold	2.0	1,905,415
	100.0%	$93,843,606

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$1,905,415	$10,762,599	$–	$12,668,014
Canada	3,797,773	–	–	3,797,773
Chile	5,314,585	–	–	5,314,585
China / Hong Kong	4,199,760	13,817,540	–	18,017,300
France	–	5,411,707	–	5,411,707
Ireland	6,957,276	–	–	6,957,276
Japan	–	8,344,441	–	8,344,441
Mexico	1,898,259	–	–	1,898,259
South Africa	–	6,429,417	–	6,429,417
United States	21,526,932	–	–	21,526,932
Preferred Stock	3,477,902	–	–	3,477,902
Repurchase Agreements	–	20,908,900	–	20,908,900
Total	$49,077,902	$65,674,604	$–	$114,752,506

*	See Schedule of Investments for security type and geographic sector breakouts.

During the period ended June 30, 2014, transfers of securities from Level 1 to Level 2 were $3,938,894 and transfers of securities from Level 2 to Level 1 were $ 11,768,973. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

46

SOLAR ENERGY ETF

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.2%
Canada: 4.0%
39,165	Canadian Solar, Inc. (USD) * †	$1,224,298
China / Hong Kong: 32.0%
384,000	China Singyes Solar Technologies Holdings Ltd. #	647,904
5,602,000	GCL-Poly Energy Holdings Ltd. * † #	1,872,662
10,488,000	Hanergy Solar Group Ltd. †	1,610,343
45,122	JA Solar Holdings Co. Ltd. (ADR) * †	490,025
32,091	JinkoSolar Holding Co. Ltd. (ADR) * †	968,186
106,031	Renesola Ltd. (ADR) * †	312,791
1,208,000	Shunfeng Photovoltaic International Ltd. * #	1,575,034
58,003	Trina Solar Ltd. (ADR) * †	744,179
3,048,000	United Photovoltaics Group Ltd. * #	354,423
2,736,000	Xinyi Solar Holdings Ltd. #	702,992
127,038	Yingli Green Energy Holding Co. Ltd. (ADR) * †	475,122
		9,753,661
Germany: 1.3%
10,497	SMA Solar Technology A.G. * † #	393,818
Norway: 3.4%
1,786,122	Renewable Energy Corp. A.S. * #	1,029,570
Singapore: 1.4%
29,208	REC Solar ASA (NOK) * #	444,093
South Korea: 0.6%
77,057	Nexolon Co. Ltd. * #	53,326
49,297	Woongjin Energy Co. Ltd. * #	117,371
		170,697
Switzerland: 4.5%
88,708	Meyer Burger Technology A.G. * † #	1,382,649
Taiwan: 14.6%
365,000	Danen Technology Corp. * #	187,012
529,000	E-Ton Solar Tech Co. Ltd. * #	379,931
21,750	Giga Solar Materials Corp. #	433,519
424,688	Gintech Energy Corp. * #	448,204
Number of Shares		Value

Taiwan: (continued)
289,322	Green Energy Technology, Inc. * #	$273,789
367,000	Motech Industries, Inc. * #	586,973
689,271	Neo Solar Power Corp. * #	856,959
546,000	Sino-American Silicon Products, Inc. * #	990,499
356,301	Solartech Energy Corp. * #	282,045
		4,438,931
United States: 38.4%
24,015	Advanced Energy Industries, Inc. *	462,289
34,997	First Solar, Inc. *	2,486,887
95,796	GT Advanced Technologies, Inc. * †	1,781,806
38,295	SolarCity Corp. * †	2,703,627
115,220	SunEdison, Inc. *	2,603,972
40,878	Sunpower Corp. * †	1,675,180
		11,713,761
Total Common Stocks (Cost: $24,139,295)		30,551,478
MONEY MARKET FUND: 0.6% (Cost: $193,282)
193,282	Dreyfus Government Cash Management Fund	193,282
Total Investments Before Collateral for Securities Loaned: 100.8%
(Cost: $24,332,577)		30,744,760
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 29.4%
(Cost: $8,949,565)
8,949,565	Bank of New York Overnight Government Fund	8,949,565
Total Investments: 130.2% (Cost: $33,282,142)		39,694,325
Liabilities in excess of other assets: (30.2)%		(9,202,044)
NET ASSETS: 100.0%		$30,492,281

ADR	American Depositary Receipt
NOK	Norwegian Krone
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $8,329,607.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $13,012,773 which represents 42.7% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Semiconductor Equipment	37.8%	$11,623,108
Semiconductors	46.2	14,194,190
Industrial Machinery	4.5	1,382,649
Construction & Engineering	2.1	647,904
Electrical Components & Equipment	8.8	2,703,627
Money Market Fund	0.6	193,282
	100.0%	$30,744,760

See Notes to Financial Statements

47

SOLAR ENERGY ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Canada	$1,224,298	$–	$–	$1,224,298
China / Hong Kong	4,600,646	5,153,015	–	9,753,661
Germany	–	393,818	–	393,818
Norway	–	1,029,570	–	1,029,570
Singapore	–	444,093	–	444,093
South Korea	–	170,697	–	170,697
Switzerland	–	1,382,649	–	1,382,649
Taiwan	–	4,438,931	–	4,438,931
United States	11,713,761	–	–	11,713,761
Money Market Funds	9,142,847	–	–	9,142,847
Total	$26,681,552	$13,012,773	$–	$39,694,325

*	See Schedule of Investments for security type and geographic sector breakouts.

During the period ended June 30, 2014, transfers of securities from Level 1 to Level 2 were $485,030 and transfers of securities from Level 2 to Level 1 were $ 1,080,483. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

48

STEEL ETF

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.2%
Brazil: 20.9%
1,015,096	Cia Siderurgica Nacional S.A. (ADR) †	$4,324,309
688,815	Gerdau S.A. (ADR)	4,057,120
873,801	Vale S.A. (ADR) †	11,560,387
		19,941,816
India: 5.0%
244,025	Sesa Sterlite Ltd. (ADR)	4,724,324
Luxembourg: 15.4%
330,007	ArcelorMittal (USD) †	4,927,005
116,965	Tenaris S.A. (ADR)	5,514,900
152,905	Ternium S.A. (ADR) †	4,270,637
		14,712,542
Russia: 0.8%
362,349	Mechel OAO (ADR) *	793,544
South Korea: 5.4%
69,106	POSCO (ADR)	5,144,251
United Kingdom: 12.2%
213,552	Rio Tinto Plc (ADR) †	11,591,603
United States: 40.5%
20,437	A.M. Castle & Co. *	225,624
119,002	AK Steel Holding Corp. * †	947,256
99,861	Allegheny Technologies, Inc.	4,503,731
46,215	Carpenter Technology Corp.	2,923,099
133,339	Cliffs Natural Resources, Inc. †	2,006,752
102,491	Commercial Metals Co.	1,774,119
26,851	Gibraltar Industries, Inc. *	416,459
9,000	LB Foster Co.	487,080
93,321	Nucor Corp.	4,596,059
9,556	Olympic Steel, Inc.	236,511
57,761	Reliance Steel & Aluminum Co.	4,257,563
23,181	Schnitzer Steel Industries, Inc.	604,329
235,205	Steel Dynamics, Inc.	4,221,930
60,737	SunCoke Energy, Inc. *	1,305,846
62,917	Timken Co.	4,268,289
125,958	United States Steel Corp. †	3,279,946
60,409	Worthington Industries, Inc.	2,600,003
		38,654,596
Total Common Stocks
(Cost: $132,086,875)		95,562,676
MONEY MARKET FUND: 0.1%
(Cost: $155,320)
155,320	Dreyfus Government Cash Management Fund	155,320
Total Investments Before Collateral for Securities Loaned: 100.3%
(Cost: $132,242,195)		95,717,996
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 25.8%
Repurchase Agreements: 25.8%
$5,834,335	Repurchase agreement dated 6/30/14 with Citigroup Global Markets, Inc., 0.10% due 7/1/14, proceeds $5,834,351; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 10/16/14 to 12/15/54, valued at $5,951,022 including accrued interest)	$5,834,335
5,834,335	Repurchase agreement dated 6/30/14 with Daiwa Capital Markets America, 0.14% due 7/1/14, proceeds $5,834,358; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 1/1/17 to 3/1/48, valued at $5,951,022 including accrued interest)	5,834,335
5,834,335	Repurchase agreement dated 6/30/14 with HSBC Securities USA, Inc., 0.07% due 7/1/14, proceeds $5,834,346; (collateralized by various U.S. government and agency obligations, 0.00% to 6.38%, due 7/10/14 to 8/15/42, valued at $5,951,039 including accrued interest)	5,834,335
1,228,047	Repurchase agreement dated 6/30/14 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.06% due 7/1/14, proceeds $1,228,049; (collateralized by various U.S. government and agency obligations, 0.25% to 8.00%, due 8/15/15 to 11/15/43, valued at $1,252,608 including accrued interest)	1,228,047
5,834,335	Repurchase agreement dated 6/30/14 with Nomura Securities Int., Inc., 0.11% due 7/1/14, proceeds $5,834,353; (collateralized by various U.S. government and agency obligations, 0.00% to 8.88%, due 7/1/14 to 7/15/56, valued at $5,951,022 including accrued interest)	5,834,335
Total Short-term Investments Held as Collateral for Securities Loaned
(Cost: $24,565,387)		24,565,387
Total Investments: 126.1%
(Cost: $156,807,582)		120,283,383
Liabilities in excess of other assets: (26.1)%		(24,899,505)
NET ASSETS: 100.0%		$95,383,878

See Notes to Financial Statements

49

STEEL ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $23,979,424.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Energy	5.7%	$5,514,900
Industrials	5.4	5,171,828
Materials	88.7	84,875,948
Money Market Fund	0.2	155,320
	100.0%	$95,717,996

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$95,562,676	$–	$–	$95,562,676
Money Market Fund	155,320	–	–	155,320
Repurchase Agreements	–	24,565,387	–	24,565,387
Total	$95,717,996	$24,565,387	$–	$120,283,383

*	See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

50

UNCONVENTIONAL OIL & GAS ETF

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.2%
Canada: 25.8%
49,249	ARC Resources Ltd.	$1,502,230
59,869	Athabasca Oil Corp. *	430,546
17,862	Baytex Energy Corp. (USD) †	824,331
19,262	Birchcliff Energy Ltd. *	254,982
24,521	Bonavista Energy Corp. †	376,857
116,641	Cenovus Energy, Inc. (USD)	3,775,669
62,109	Crescent Point Energy Corp. †	2,757,484
114,193	EnCana Corp. (USD) †	2,707,516
33,481	Enerplus Corp. (USD) †	843,052
48,378	Husky Energy, Inc.	1,565,137
32,799	Lightstream Resources Ltd.	251,270
24,466	MEG Energy Corp. *	893,285
8,505	Paramount Resources Ltd. *	475,494
77,746	Pengrowth Energy Corp. (USD) †	558,216
75,113	Penn West Petroleum Ltd. (USD) †	733,103
20,917	Peyto Exploration & Development Corp. †	791,592
139,315	Talisman Energy, Inc. (USD)	1,476,739
26,552	Tourmaline Oil Corp. *	1,402,446
34,893	Whitecap Resources, Inc. †	539,537
		22,159,486
United States: 74.4%
61,241	Anadarko Petroleum Corp.	6,704,052
6,874	Antero Resources Corp. *	451,141
7,804	Athlon Energy, Inc. *	372,251
19,617	BreitBurn Energy Partners LP	433,928
50,631	Cabot Oil & Gas Corp.	1,728,542
5,147	Carrizo Oil & Gas Inc *	356,481
80,833	Chesapeake Energy Corp.	2,512,290
11,986	Cimarex Energy Co.	1,719,512
10,624	Concho Resources, Inc. *	1,535,168
5,799	Continental Resources, Inc. *	916,474
39,790	Denbury Resources, Inc.	734,523
56,181	Devon Energy Corp.	4,460,771
4,913	Diamondback Energy, Inc. *	436,274
9,069	Energen Corp.	806,053
52,433	EOG Resources, Inc.	6,127,320
17,916	EQT Corp.	1,915,220
25,940	EXCO Resources, Inc. †	152,787
13,467	Forest Oil Corp. *	30,705
11,907	Gulfport Energy Corp. *	747,760
44,123	Halcon Resources Corp. * †	321,657
Number of Shares		Value

United States: (continued)
46,367	Hess Corp.	$4,585,233
34,087	Kodiak Oil & Gas Corp. *	495,966
11,073	Laredo Petroleum Inc *	343,042
9,437	Legacy Reserves LP	294,812
33,147	Linn Energy, LLC	1,072,305
19,384	LinnCo, LLC	606,525
9,644	National Fuel Gas Co.	755,125
19,673	Newfield Exploration Co. *	869,547
41,405	Noble Energy, Inc.	3,207,231
5,005	Northern Oil and Gas, Inc. *	81,531
12,275	Oasis Petroleum, Inc. *	686,050
66,408	Occidental Petroleum Corp.	6,815,453
16,655	Pioneer Natural Resources Co.	3,827,486
19,486	QEP Resources, Inc.	672,267
15,584	Range Resources Corp.	1,355,029
5,240	Rosetta Resources, Inc. *	287,414
8,025	SM Energy Co.	674,903
42,840	Southwestern Energy Co. *	1,948,792
16,573	Ultra Petroleum Corp. *	492,052
13,126	Vanguard Natural Resources, LLC	422,657
16,774	Whiting Petroleum Corp. *	1,346,114
25,852	WPX Energy, Inc. *	618,121
		63,920,564
Total Common Stocks (Cost: $75,026,561)		86,080,050
MONEY MARKET FUND: 0.0% (Cost: $17,608)
17,608	Dreyfus Government Cash Management Fund	17,608
Total Investments Before Collateral for Securities Loaned: 100.2%
(Cost: $75,044,169)		86,097,658
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 10.3%
(Cost: $8,861,296)
8,861,296	Bank of New York Overnight Government Fund	8,861,296
Total Investments: 110.5% (Cost: $83,905,465)		94,958,954
Liabilities in excess of other assets: (10.5)%		(8,984,363)
NET ASSETS: 100.0%		$85,974,591

USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $8,440,766.

See Notes to Financial Statements

51

UNCONVENTIONAL OIL & GAS ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Oil & Gas Exploration & Production	79.7%	$68,583,433
Integrated Oil & Gas	19.4	16,741,492
Gas Utilities	0.9	755,125
Money Market Fund	0.0	17,608
	100.0%	$86,097,658

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$86,080,050	$–	$–	$86,080,050
Money Market Funds	8,878,904	–	–	8,878,904
Total	$94,958,954	$–	$–	$94,958,954

*	See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

52

URANIUM+NUCLEAR ENERGY ETF

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.0%
Australia: 0.1%
21,423	Energy Resources of Australia Ltd. * #	$24,740
97,544	Paladin Energy Ltd. (CAD) *	27,931
		52,671
Canada: 1.7%
60,652	Cameco Corp. (USD) †	1,189,386
64,704	Denison Mines Corp. *	82,008
11,653	Uranium Energy Corp. (USD) * †	18,179
		1,289,573
Czech Republic: 1.0%
24,735	CEZ A.S. † #	746,288
Finland: 2.3%
66,473	Fortum OYJ #	1,782,142
France: 3.3%
30,282	Alstom S.A. * #	1,099,642
45,609	Electricite de France S.A. † #	1,435,974
		2,535,616
India: 1.2%
34,122	Larsen & Toubro Ltd. (GDR) † # Reg S	956,106
Japan: 21.8%
48,300	Chugoku Electric Power Co., Inc. #	658,159
691,000	Hitachi Ltd. #	5,064,386
31,300	Hokkaido Electric Power Co., Inc. * #	241,614
30,600	Hokuriku Electric Power Co. #	405,669
236,714	IHI Corp. #	1,103,424
39,974	JGC Corp. #	1,215,989
162,205	Kajima Corp. #	717,477
130,900	Kansai Electric Power Co., Inc. * #	1,233,881
72,700	Kyushu Electric Power Co., Inc. * #	818,453
517,106	Mitsubishi Heavy Industries Ltd. #	3,229,793
34,200	Shikoku Electric Power Co., Inc. * #	476,881
6,300	Taihei Dengyo Kaisha Ltd. #	46,573
77,100	Tohoku Electric Power Co., Inc. #	902,315
110,800	Tokyo Electric Power Co., Inc. * #	460,551
6,300	Toshiba Plant Systems & Services Corp. #	93,645
23,000	Toyo Engineering Corp. #	100,365
		16,769,175
Netherlands: 1.3%
14,249	Chicago Bridge & Iron Co. N.V. (USD)	971,782
South Korea: 2.7%
7,480	Doosan Heavy Industries & Construction Co. Ltd. #	259,086
1,699	KEPCO Engineering & Construction Co., Inc. #	83,236
96,417	Korea Electric Power Corp. (ADR)	1,774,073
		2,116,395
Number of Shares		Value

United Kingdom: 2.8%
37,938	AMEC Plc #	$787,063
56,856	Babcock International Group Plc #	1,129,098
45,456	Serco Group Plc	284,077
		2,200,238
United States: 61.8%
30,492	Ameren Corp.	1,246,513
30,827	AMETEK, Inc.	1,611,635
66,232	Dominion Resources, Inc.	4,736,913
21,703	DTE Energy Co.	1,690,013
85,875	Duke Energy Corp.	6,371,066
18,969	Entergy Corp.	1,557,165
85,558	Exelon Corp.	3,121,156
45,691	FirstEnergy Corp.	1,586,391
16,627	Flowserve Corp.	1,236,217
17,073	Fluor Corp.	1,312,914
61,491	NextEra Energy, Inc.	6,301,598
44,160	PG&E Corp.	2,120,563
12,346	Pinnacle West Capital Corp.	714,093
90,041	PPL Corp.	3,199,157
67,457	Public Service Enterprise Group, Inc.	2,751,571
4,163	SPX Corp.	450,478
121,421	The Southern Co.	5,510,085
63,082	Xcel Energy, Inc.	2,033,133
		47,550,661
Total Common Stocks (Cost: $70,027,057)		76,970,647
CLOSED-END FUND: 0.1% (Cost: $56,687)
11,822	Uranium Participation Corp. *	53,830
MONEY MARKET FUND: 0.0% (Cost: $22,941)
22,941	Dreyfus Government Cash Management Fund	22,941
Total Investments Before Collateral for Securities Loaned: 100.1%
(Cost: $70,106,685)		77,047,418
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 3.1%
(Cost: $2,415,891)
2,415,891	Bank of New York Overnight Government Fund	2,415,891
Total Investments: 103.2% (Cost: $72,522,576)		79,463,309
Liabilities in excess of other assets: (3.2)%		(2,490,779)
NET ASSETS: 100.0%		$76,972,530

See Notes to Financial Statements

53

URANIUM+NUCLEAR ENERGY ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

ADR	American Depositary Receipt
CAD	Canadian Dollar
GDR	Global Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,333,864.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $25,072,550 which represents 32.6% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Energy	2.8%	$2,129,307
Financials	0.1	53,830
Industrials	20.6	15,901,537
Information Technology	6.6	5,064,386
Utilities	69.9	53,875,417
Money Market Fund	0.0	22,941
	100.0%	$77,047,418

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$27,931	$24,740	$–	$52,671
Canada	1,289,573	–	–	1,289,573
Czech Republic	–	746,288	–	746,288
Finland	–	1,782,142	–	1,782,142
France	–	2,535,616	–	2,535,616
India	–	956,106	–	956,106
Japan	–	16,769,175	–	16,769,175
Netherlands	971,782	–	–	971,782
South Korea	1,774,073	342,322	–	2,116,395
United Kingdom	284,077	1,916,161	–	2,200,238
United States	47,550,661	–	–	47,550,661
Closed-End Fund	53,830	–	–	53,830
Money Market Funds	2,438,832	–	–	2,438,832
Total	$54,390,759	$25,072,550	$–	$79,463,309

*	See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

54

MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2014 (unaudited)

	Agribusiness ETF	Coal ETF	Global Alternative Energy ETF	Gold Miners ETF

Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$2,444,006,217	$167,003,824	$114,069,439	$7,985,735,045
Affiliated issuers (3)	–	–	–	–
Short term investments held as collateral for securities loaned (4)	177,871,449	25,724,036	29,610,071	523,446,575
Cash	63,898	–	–	–
Cash denominated in foreign currency, at value (5)	706,271	47	58,337	43,387,917
Receivables:
Investment securities sold	11,779,295	–	26,337	3,675,371
Shares sold	–	–	–	–
Dividends	5,216,262	138,889	91,559	5,136,458
Prepaid expenses	12,468	2,226	116	21,346
Total assets	2,639,655,860	192,869,022	143,855,859	8,561,402,712

Liabilities:
Payables:
Investment securities purchased	6,029,537	–	26,373	2,088,598
Collateral for securities loaned	177,871,449	25,724,036	29,610,071	523,446,575
Line of credit	6,529,623	223,792	–	49,757,002
Shares redeemed	6,293,765	–	–	–
Due to Adviser	1,129,196	64,684	45,633	3,120,056
Due to custodian	–	179,147	1,113	5,915,235
Deferred Trustee fees	370,906	18,834	9,192	632,362
Accrued expenses	857,117	234,550	129,390	1,016,519
Total liabilities	199,081,593	26,445,043	29,821,772	585,976,347
NET ASSETS	$2,440,574,267	$166,423,979	$114,034,087	$7,975,426,365
Shares outstanding	44,300,000	8,900,000	1,733,298	301,702,500
Net asset value, redemption and offering price per share	$55.09	$18.70	$65.79	$26.43

Net assets consist of:
Aggregate paid in capital	$3,070,286,153	$603,209,225	$370,205,270	$14,984,846,373
Net unrealized appreciation (depreciation)	(43,895,598)	(59,980,908)	18,889,755	(2,648,087,482)
Undistributed (accumulated) net investment income (loss)	36,828,798	896,644	267,020	28,908,608
Accumulated net realized gain (loss)	(622,645,086)	(377,700,982)	(275,327,958)	(4,390,241,134)
	$2,440,574,267	$166,423,979	$114,034,087	$7,975,426,365
(1) Value of securities on loan	$173,188,248	$24,335,490	$28,219,434	$501,144,968
(2) Cost of investments - Unaffiliated issuers	$2,487,855,607	$226,975,844	$95,178,977	$10,634,427,406
(3) Cost of investments - Affiliated issuers	$–	$–	$–	$–
(4) Cost of short term investments held as collateral for securities loaned	$177,871,449	$25,724,036	$29,610,071	$523,446,575
(5) Cost of cash denominated in foreign currency	$708,713	$46	$59,207	$42,786,688

See Notes to Financial Statements

56

Junior Gold Miners ETF	Natural Resources ETF	Oil Services ETF	Rare Earth/ Strategic Metals ETF	Solar Energy ETF	Steel ETF	Unconventional Oil & Gas ETF	Uranium+ Nuclear Energy ETF

$24,328,943	$108,169,875	$1,512,503,634	$93,843,606	$30,744,760	$95,717,996	$86,097,658	$77,047,418
2,281,845,788	–	–	–	–	–	–	–

182,868,016	3,112,276	124,972,905	20,908,900	8,949,565	24,565,387	8,861,296	2,415,891
–	–	–	–	–	–	11,340	–
13,563,019	103,765	–	29,237	25,432	–	4,860	226,310

–	10,414	–	164,430	–	2,844,958	–	57,987
–	–	1,630	–	–	3,210,219	–	–
595,146	192,668	1,132,453	101,030	26,821	142,964	96,505	161,621
5,247	2,031	6,756	2,782	28	298	2,502	672
2,503,206,159	111,591,029	1,638,617,378	115,049,985	39,746,606	126,481,822	95,074,161	79,909,899

–	10,433	–	329,917	–	6,377,729	–	58,102
182,868,016	3,112,276	124,972,905	20,908,900	8,949,565	24,565,387	8,861,296	2,415,891
11,387,527	652,819	2,550,408	121,470	–	–	157,003	318,285
–	–	–	–	–	–	–	–
840,845	20,750	373,680	27,971	4,073	34,052	17,487	4,995
954,957	69,782	22,146	21,038	227,784	906	–	22,941
130,437	9,181	98,367	10,893	1,646	14,328	1,830	9,199
331,348	95,340	53,441	134,751	71,257	105,542	61,954	107,955
196,513,130	3,970,581	128,070,947	21,554,940	9,254,325	31,097,944	9,099,570	2,937,368
$2,306,693,029	$107,620,448	$1,510,546,431	$93,495,045	$30,492,281	$95,383,878	$85,974,591	$76,972,531
54,737,446	2,650,000	26,160,863	2,624,962	350,000	2,000,000	2,500,000	1,466,632

$42.14	$40.61	$57.74	$35.62	$87.12	$47.69	$34.39	$52.48

$4,739,525,493	$112,599,530	$1,334,680,548	$288,703,902	$80,986,591	$305,686,064	$73,246,869	$247,597,674
(486,711,070)	6,767,594	70,872,269	(39,854,221)	6,412,307	(36,524,199)	11,054,025	6,942,086

(34,950,298)	1,283,872	12,734,483	1,575,749	(17,476)	1,358,993	269,339	2,202,878
(1,911,171,096)	(13,030,548)	92,259,131	(156,930,385)	(56,889,141)	(175,136,980)	1,404,358	(179,770,107)
$2,306,693,029	$107,620,448	$1,510,546,431	$93,495,045	$30,492,281	$95,383,878	$85,974,591	$76,972,531
$172,758,116	$3,011,860	$122,192,312	$18,272,686	$8,329,607	$23,979,424	$8,440,766	$2,333,864
$48,395,821	$101,406,955	$1,441,631,364	$133,697,855	$24,332,577	$132,242,195	$75,044,169	$70,106,685
$2,744,583,554	$–	$–	$–	$–	$–	$–	$–

$182,868,016	$3,112,276	$124,972,905	$20,908,900	$8,949,565	$24,565,387	$8,861,296	$2,415,891
$13,469,478	$100,458	$–	$29,211	$25,393	$–	$4,799	$226,829

See Notes to Financial Statements

57

MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2014 (unaudited)

	Agribusiness ETF	Coal ETF	Global Alternative Energy ETF	Gold Miners ETF
Income:
Dividends – unaffiliated issuers	$48,723,913	$1,675,181	$527,260	$28,496,339
Dividends – affiliated issuers	–	–	–	19,156,108
Securities lending income	1,092,946	148,076	122,155	1,190,829
Foreign taxes withheld	(4,629,028)	(182,985)	(40,139)	(5,802,827)
Total income	45,187,831	1,640,272	609,276	43,040,449

Expenses:
Management fees	8,594,972	380,337	258,910	19,010,896
Professional fees	138,689	30,326	26,704	227,930
Insurance	49,998	1,761	704	56,628
Trustees’ fees and expenses	90,579	2,288	6,078	265,869
Reports to shareholders	120,062	14,056	10,212	194,290
Indicative optimized portfolio value fee	9,466	7,472	7,472	–
Custodian fees	340,455	26,103	8,336	156,660
Registration fees	102,906	12,456	2,690	91,884
Transfer agent fees	1,195	1,197	1,197	–
Fund accounting fees	115,286	14,901	14,667	–
Interest	73,947	1,259	139	55,186
Other	53,046	5,365	2,088	76,873
Total expenses	9,690,601	497,521	339,197	20,136,216
Waiver of management fees	–	(47,463)	(18,010)	–
Net expenses	9,690,601	450,058	321,187	20,136,216
Net investment income (loss)	35,497,230	1,190,214	288,089	22,904,233

Net realized gain (loss) on:
Investments – unaffiliated issuers	(4,349,569)	(36,670,263)	(3,307,182)	(104,067,904)
Investments – affiliated issuers	–	–	–	(294,926,255)
In-kind redemptions	242,722,454	(60,247)	2,631,437	128,449,144
Foreign currency transactions and foreign denominated assets and liabilities	(165,855)	(17,662)	1,101	155,884
Net realized gain (loss)	238,207,030	(36,748,172)	(674,644)	(270,389,131)
Net change in unrealized appreciation (depreciation) on:
Investments	(281,338,319)	29,017,914	16,716,146	1,804,697,789
Foreign currency transactions and foreign denominated assets and liabilities	(21,504)	839	(2,218)	604,879
Net change in unrealized appreciation (depreciation)	(281,359,823)	29,018,753	16,713,928	1,805,302,668
Net Increase (Decrease) in Net Assets Resulting from Operations	$(7,655,563)	$(6,539,205)	$16,327,373	$1,557,817,770

See Notes to Financial Statements

58

Junior Gold Miners ETF	Natural Resources ETF	Oil Services ETF	Rare Earth/ Strategic Metals ETF	Solar Energy ETF	Steel ETF	Unconventional Oil & Gas ETF	Uranium+ Nuclear Energy ETF

$85,168	$1,497,368	$14,342,590	$572,519	$32,922	$1,603,693	$456,302	$830,625
1,850,961	–	–	–	–	–	–	–
1,641,831	32,747	473,737	453,586	121,197	117,507	21,674	22,855
(86,703)	(107,377)	(30,615)	(45,821)	(52)	(39,379)	(36,477)	(36,950)
3,491,257	1,422,738	14,785,712	980,284	154,067	1,681,821	441,499	816,530

4,521,587	250,689	2,307,762	235,608	66,560	274,442	142,715	184,080
81,704	32,742	46,788	27,935	34,822	25,059	28,097	45,031
14,601	1,064	14,554	1,256	145	1,081	150	720
54,705	2,423	20,229	1,104	1,090	1,655	1,339	651
54,798	7,971	24,410	9,965	5,131	9,959	4,883	9,466
7,472	9,885	1,994	9,750	9,750	–	7,470	9,493
102,512	34,062	41,323	21,418	7,072	5,150	3,431	7,434
63,169	2,491	29,227	17,886	2,827	9,962	6,062	9,962
1,197	1,195	1,195	1,197	1,197	1,197	1,195	1,197
65,026	14,654	62,366	14,639	14,224	12,467	16,091	14,515
79,967	2,462	14,715	3,917	463	1,470	430	1,624
22,926	12,263	17,932	4,677	1,388	6,267	450	6,735
5,069,664	371,901	2,582,495	349,352	144,669	348,709	212,313	290,908
–	(123,763)	(260,015)	(76,843)	(57,677)	(45,352)	(57,751)	(68,386)
5,069,664	248,138	2,322,480	272,509	86,992	303,357	154,562	222,522
(1,578,407)	1,174,600	12,463,232	707,775	67,075	1,378,464	286,937	594,008

(30,673,609)	(1,888,735)	(235,603)	(33,987,073)	312,336	(4,042,457)	(165,898)	(8,478,501)
(366,569,125)	–	–	–	–	–	–	–
31,199,330	707,004	94,373,098	217,573	3,518,332	2,538,709	2,546,688	4,223,832

(211,269)	(10)	–	(7,512)	(5,469)	–	(3,405)	5,132
(366,254,673)	(1,181,741)	94,137,495	(33,777,012)	3,825,199	(1,503,748)	2,377,385	(4,249,537)

836,831,480	8,343,696	139,807,838	32,046,225	427,645	(7,800,081)	9,460,076	10,075,552

(2,698)	465	–	144	39	–	411	(355)
836,828,782	8,344,161	139,807,838	32,046,369	427,684	(7,800,081)	9,460,487	10,075,197

$468,995,702	$8,337,020	$246,408,565	$(1,022,868)	$4,319,958	$(7,925,365)	$12,124,809	$6,419,668

See Notes to Financial Statements

59

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Agribusiness ETF		Coal ETF
	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
	(unaudited)		(unaudited)
Operations:
Net investment income (loss)	$35,497,230	$91,539,526	$1,190,214	$3,436,109
Net realized gain (loss)	238,207,030	68,709,835	(36,748,172)	(23,877,167)
Net change in unrealized appreciation (depreciation)	(281,359,823)	50,207,255	29,018,753	(32,019,892)
Net increase (decrease) in net assets resulting from operations	(7,655,563)	210,456,616	(6,539,205)	(52,460,950)

Dividends to shareholders:
Dividends from net investment income	–	(88,958,800)	–	(3,872,000)
Return of capital	–	–	–	–
Total Dividends and Distributions	–	(88,958,800)	–	(3,872,000)

Share transactions:**
Proceeds from sale of shares	5,420,962	61,945,393	29,029,578	30,934,929
Cost of shares redeemed	(2,192,508,811)	(1,215,346,926)	(11,060,568)	(54,965,916)
Increase (Decrease) in net assets resulting from share transactions	(2,187,087,849)	(1,153,401,533)	17,969,010	(24,030,987)
Total increase (decrease) in net assets	(2,194,743,412)	(1,031,903,717)	11,429,805	(80,363,937)
Net Assets, beginning of period	4,635,317,679	5,667,221,396	154,994,174	235,358,111
Net Assets, end of period†	$2,440,574,267	$4,635,317,679	$166,423,979	$154,994,174
† Including undistributed (accumulated) net investment income (loss)	$36,828,798	$1,331,568	$896,644	$(293,570)

** Shares of Common Stock Issued (no par value)
Shares sold	100,000	1,150,000	1,550,000	1,350,000
Shares redeemed	(40,950,000)	(23,050,000)	(600,000)	(2,750,000)
Net increase (decrease)	(40,850,000)	(21,900,000)	950,000	(1,400,000)

(a)	Share activity has been adjusted to reflect the 1 for 3 reverse share split which took place on July 1, 2013 (See Note 10).
(b)	Share activity has been adjusted to reflect the 1 for 4 reverse share split which took place on July 1, 2013 (See Note 10).

See Notes to Financial Statements

60

Global Alternative Energy ETF(a)		Gold Miners ETF		Junior Gold Miners ETF(b)
For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
(unaudited)		(unaudited)		(unaudited)

$288,089	$838,594	$22,904,233	$68,896,195	$(1,578,407)	$(1,203,696)
(674,644)	(914,442)	(270,389,131)	(3,327,835,794)	(366,254,673)	(1,042,170,896)
16,713,928	34,700,661	1,805,302,668	(2,113,589,870)	836,828,782	(636,449,357)

16,327,373	34,624,813	1,557,817,770	(5,372,529,469)	468,995,702	(1,679,823,949)

–	(883,472)	–	(60,050,878)	–	–
–	(21,375)	–	–	–	–
–	(904,847)	–	(60,050,878)	–	–

12,295,137	19,404,010	1,225,203,353	9,206,742,199	785,409,184	591,664,050
(5,897,092)	(7,828,546)	(1,460,205,460)	(6,527,604,714)	(84,535,126)	(312,248,237)

6,398,045	11,575,464	(235,002,107)	2,679,137,485	700,874,058	279,415,813
22,725,418	45,295,430	1,322,815,663	(2,753,442,862)	1,169,869,760	(1,400,408,136)
91,308,669	46,013,239	6,652,610,702	9,406,053,564	1,136,823,269	2,537,231,405
$114,034,087	$91,308,669	$7,975,426,365	$6,652,610,702	$2,306,693,029	$1,136,823,269

$267,020	$(21,069)	$28,908,608	$6,004,375	$(34,950,298)	$(33,371,891)

200,000	416,667	48,450,000	325,800,000	20,050,000	11,462,500
(100,000)	(166,702)	(61,150,000)	(214,450,000)	(2,100,000)	(6,737,554)
100,000	249,965	(12,700,000)	111,350,000	17,950,000	4,724,946

See Notes to Financial Statements

61

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Natural Resources ETF		Oil Services ETF
	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
	(unaudited)		(unaudited)
Operations:
Net investment income	$1,174,600	$2,308,937	$12,463,232	$19,394,978
Net realized gain (loss)	(1,181,741)	1,578,008	94,137,495	317,276,708
Net change in unrealized appreciation (depreciation)	8,344,161	2,545,692	139,807,838	3,059,136
Net increase (decrease) in net assets resulting from operations	8,337,020	6,432,637	246,408,565	339,730,822

Dividends to shareholders:
Dividends from net investment income	–	(2,199,500)	–	(19,111,388)
Return of capital	–	–	–	–
Total Dividends and Distributions	–	(2,199,500)	–	(19,111,388)

Share transactions:**
Proceeds from sale of shares	1,855,247	6,858,882	2,487,229,048	5,994,529,576
Cost of shares redeemed	(3,711,935)	(32,156,117)	(2,705,184,729)	(6,116,381,793)
Increase (Decrease) in net assets resulting from share transactions	(1,856,688)	(25,297,235)	(217,955,681)	(121,852,217)
Total increase (decrease) in net assets	6,480,332	(21,064,098)	28,452,884	198,767,217
Net Assets, beginning of period	101,140,116	122,204,214	1,482,093,547	1,283,326,330
Net Assets, end of period†	$107,620,448	$101,140,116	$1,510,546,431	$1,482,093,547
† Including undistributed (accumulated) net investment income (loss)	$1,283,872	$109,272	$12,734,483	$271,251

** Shares of Common Stock Issued (no par value)
Shares sold	50,000	200,000	50,700,000	133,900,000
Shares redeemed	(100,000)	(900,000)	(55,350,000)	(136,300,000)
Net increase (decrease)	(50,000)	(700,000)	(4,650,000)	(2,400,000)

(a)	Share activity has been adjusted to reflect the 1 for 4 reverse share split which took place on July 1, 2013 (See Note 10).

See Notes to Financial Statements

62

Rare Earth/Strategic Metals ETF(a)		Solar Energy ETF		Steel ETF
For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
(unaudited)		(unaudited)		(unaudited)

$707,775	$901,911	$67,075	$95,820	$1,378,464	$2,837,169
(33,777,012)	(61,735,665)	3,825,199	438,772	(1,503,748)	(33,284,640)
32,046,369	8,762,549	427,684	9,732,493	(7,800,081)	31,585,670

(1,022,868)	(52,071,205)	4,319,958	10,267,085	(7,925,365)	1,138,199

–	(222,022)	–	(219,900)	–	(2,880,555)
–	–	–	–	–	(120,645)
–	(222,022)	–	(219,900)	–	(3,001,200)

–	2,863,723	12,642,288	9,705,861	32,236,913	85,397,054
(1,724,785)	(28,979,910)	(8,258,233)	(8,879,055)	(73,239,341)	(93,103,405)

(1,724,785)	(26,116,187)	4,384,055	826,806	(41,002,428)	(7,706,351)
(2,747,653)	(78,409,414)	8,704,013	10,873,991	(48,927,793)	(9,569,352)
96,242,698	174,652,112	21,788,268	10,914,277	144,311,671	153,881,023
$93,495,045	$96,242,698	$30,492,281	$21,788,268	$95,383,878	$144,311,671

$1,575,749	$867,974	$(17,476)	$(84,551)	$1,358,993	$(19,471)

–	62,500	150,000	150,000	700,000	1,850,000
(50,000)	(687,538)	(100,000)	(150,000)	(1,600,000)	(2,100,000)
(50,000)	(625,038)	50,000	–	(900,000)	(250,000)

See Notes to Financial Statements

63

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Unconventional Oil & Gas ETF		Uranium+Nuclear Energy ETF(a)
	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
	(unaudited)		(unaudited)
Operations:
Net investment income	$286,937	$219,785	$594,008	$1,215,186
Net realized gain (loss)	2,377,385	526,153	(4,249,537)	(5,319,752)
Net change in unrealized appreciation (depreciation)	9,460,487	3,328,904	10,075,197	16,148,251
Net increase in net assets resulting from operations	12,124,809	4,074,842	6,419,668	12,043,685

Dividends to shareholders:
Dividends from net investment income.	–	(237,600)	–	(538,338)

Share transactions:**
Proceeds from sale of shares	31,708,542	37,567,957	2,467,972	18,981,814
Cost of shares redeemed	(4,764,273)	(10,279,311)	(9,693,507)	(31,275,501)
Increase (Decrease) in net assets resulting from share transactions	26,944,269	27,288,646	(7,225,535)	(12,293,687)
Total increase (decrease) in net assets	39,069,078	31,125,888	(805,867)	(788,340)
Net Assets, beginning of period	46,905,513	15,779,625	77,778,398	78,566,738
Net Assets, end of period†	$85,974,591	$46,905,513	$76,972,531	$77,778,398
† Including undistributed (accumulated) net investment income (loss)	$269,339	$(17,598)	$2,202,878	$1,608,870

** Shares of Common Stock Issued (no par value)
Shares sold	1,000,000	1,350,000	50,000	416,666
Shares redeemed	(150,000)	(400,000)	(200,000)	(700,034)
Net increase (decrease)	850,000	950,000	(150,000)	(283,368)

(a)	Share activity has been adjusted to reflect the 1 for 3 reverse share split which took place on July 1, 2013 (See Note 10).

See Notes to Financial Statements

64

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Agribusiness ETF
	For the Six Months Ended
	June 30,		For the Year Ended December 31,
	2014		2013	2012	2011	2010	2009
	(unaudited)
Net asset value, beginning of period	$54.44		$52.94	$47.21	$53.39	$43.69	$27.71
Income from investment operations:
Net investment income	0.82		1.08	1.00	0.30	0.31	0.45
Net realized and unrealized gain (loss) on investments		(0.17)	1.46	5.70	(6.18)	9.72	15.95
Total from investment operations	0.65		2.54	6.70	(5.88)	10.03	16.40
Less:
Dividends from net investment income	–		(1.04)	(0.97)	(0.29)	(0.33)	(0.42)
Return of capital	–		–	–	(0.01)	–	–
Total dividends and distributions	–		(1.04)	(0.97)	(0.30)	(0.33)	(0.42)
Net asset value, end of period	$55.09		$54.44	$52.94	$47.21	$53.39	$43.69
Total return (a)	1.40	%(b)	4.60%	14.20%	(11.01)%	22.96%	59.18%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$2,440,574		$4,635,318	$5,667,221	$5,530,813	$2,624,216	$1,992,374
Ratio of gross expenses to average net assets	0.57	%(c)	0.55%	0.55%	0.53%	0.56%	0.59%
Ratio of net expenses to average net assets	0.57	%(c)	0.55%	0.55%	0.53%	0.56%	0.59%
Ratio of net expenses, excluding interest expense, to average net assets	0.56	%(c)	0.55%	0.54%	0.53%	0.55%	0.59%
Ratio of net investment income to average net assets	2.07	%(c)	1.79%	1.89%	0.76%	0.78%	1.56%
Portfolio turnover rate	5	%(b)	33%	19%	22%	20%	35%

	Coal ETF
	For the Six Months Ended
	June 30,		For the Year Ended December 31,
	2014		2013	2012	2011	2010	2009
	(unaudited)
Net asset value, beginning of period	$19.50		$25.17	$32.41	$47.07	$35.93	$14.55
Income from investment operations:
Net investment income	0.14		0.39	0.49	0.53	0.18	0.34
Net realized and unrealized gain (loss) on investments		(0.94)	(5.62)	(7.30)	(14.71)	11.15	21.35
Total from investment operations		(0.80)	(5.23)	(6.81)	(14.18)	11.33	21.69
Less:
Dividends from net investment income	–		(0.44)	(0.43)	(0.48)	(0.19)	(0.31)
Net asset value, end of period	$18.70		$19.50	$25.17	$32.41	$47.07	$35.93
Total return (a)	(4.10	)%(b)	(20.77)%	(21.05)%	(30.12)%	31.55%	149.05%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$166,424		$154,994	$235,358	$314,420	$529,563	$418,528
Ratio of gross expenses to average net assets	0.65	%(c)	0.64%	0.62%	0.59%	0.59%	0.64%
Ratio of net expenses to average net assets	0.59	%(c)	0.59%	0.59%	0.59%	0.59%	0.64%
Ratio of net expenses, excluding interest expense, to average net assets	0.59	%(c)	0.59%	0.59%	0.59%	0.58%	0.63%
Ratio of net investment income to average net assets	1.56	%(c)	1.78%	2.02%	0.93%	0.57%	1.51%
Portfolio turnover rate	17	%(b)	20%	55%	47%	29%	50%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Not annualized
(c)	Annualized

See Notes to Financial Statements

65

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Global Alternative Energy ETF#
	For the Six Months Ended
	June 30,		For the Year Ended December 31,
	2014		2013	2012	2011	2010	2009
	(unaudited)
Net asset value, beginning of period	$55.90		$33.26	$32.88	$60.24	$75.51	$69.24
Income from investment operations:
Net investment income	0.17		0.51	0.66	1.02	0.60	0.27
Net realized and unrealized gain (loss) on investments	9.72		22.68	0.35	(27.33)	(15.30)	6.03
Total from investment operations	9.89		23.19	1.01	(26.31)	(14.70)	6.30
Less:
Dividends from net investment income	–		(0.54)	(0.63)	(1.02)	(0.57)	(0.03)
Return of capital	–		(0.01)	–	(0.03)	–	–
Total dividends and distributions	–		(0.55)	(0.63)	(1.05)	(0.57)	(0.03)
Net asset value, end of period	$65.79		$55.90	$33.26	$32.88	$60.24	$75.51
Total return (a)	17.69	%(b)	69.69%	3.07%	(43.69)%	(19.46)%	9.11%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$114,034		$91,309	$46,013	$58,644	$134,547	$212,645
Ratio of gross expenses to average net assets	0.65	%(c)	0.72%	0.81%	0.68%	0.60%	0.66%
Ratio of net expenses to average
net assets	0.62	%(c)	0.62%	0.62%	0.62%	0.60%	0.66%
Ratio of net expenses, excluding interest expense, to average net assets	0.62	%(c)	0.62%	0.62%	0.62%	0.60%	0.65%
Ratio of net investment income to average net assets	0.56	%(c)	1.16%	1.81%	1.59%	0.81%	0.34%
Portfolio turnover rate	18	%(b)	18%	35%	26%	30%	50%

	Gold Miners ETF
	For the Six Months Ended
	June 30,		For the Year Ended December 31,
	2014		2013	2012	2011	2010	2009
	(unaudited)
Net asset value, beginning of period	$21.16		$46.32	$51.50	$61.44	$46.15	$33.70
Income from investment operations:
Net investment income	0.08		0.23	0.39	0.26	0.04	0.05
Net realized and unrealized gain (loss) on investments	5.19		(25.20)	(5.11)	(10.05)	15.65	12.51
Total from investment operations	5.27		(24.97)	(4.72)	(9.79)	15.69	12.56
Less:
Dividends from net investment income	–		(0.19)	(0.46)	(0.15)	(0.40)	(0.11)
Net asset value, end of period	$26.43		$16	$46.32	$51.50	$61.44	$46.15
Total return (a)	24.91	%(b)	(53.90)%	(9.16)%	(15.93)%	34.01%	37.27%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$7,975,426		$6,652,611	$9,406,054	$8,772,539	$7,677,408	$5,568,529
Ratio of gross expenses to average net assets	0.53	%(c)	0.53%	0.52%	0.52%	0.53%	0.54%
Ratio of net expenses to average net assets	0.53	%(c)	0.53%	0.52%	0.52%	0.53%	0.54%
Ratio of net expenses, excluding interest expense, to average net assets	0.53	%(c)	0.53%	0.52%	0.52%	0.53%	0.54%
Ratio of net investment income to average net assets	0.60	%(c)	1.01%	0.88%	0.35%	0.05%	0.00%
Portfolio turnover rate	7	%(b)	33%	5%	9%	3%	12%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Not annualized
(c)	Annualized
#	On July 1, 2013, the Fund effected a 1 for 3 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

66

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Junior Gold Miners ETF#
	For the Six Months Ended							For the Period November 10, 2009(a) through
	June 30,		For the Year Ended December 31,					December 31,
	2014		2013	2012	2011	2010		2009
	(unaudited)
Net asset value, beginning of period	$30.90		$79.13	$97.84	$159.24	$103.24		$98.88
Income from investment operations:
Net investment income (loss)	0.27		0.41	0.36	2.72	(0.40	)(b)		(0.04)
Net realized and unrealized gain (loss) on investments	10.97		(48.64)	(16.07)	(57.80)	68.12		4.40
Total from investment operations	11.24		(48.23)	(15.71)	(55.08)	67.72		4.36
Less:
Dividends from net investment income	–		–	(3.00)	(4.84)	(11.72)		–
Distributions from net realized capital gains	–		–	–	(1.48)	–		–
Total dividends and distributions	–		–	(3.00)	(6.32)	(11.72)		–
Net asset value, end of period	$42.14		$30.90	$79.13	$97.84	$159.24		$103.24
Total return (c)	36.38	%(d)	(60.95)%	(16.07)%	(34.57)%	65.74%		4.41	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$2,306,693		$1,136,823	$2,537,231	$1,922,665	$2,123,857		$660,843
Ratio of gross expenses to average net assets	0.56	%(e)	0.58%	0.55%	0.54%	0.54%		0.59	%(e)
Ratio of net expenses to average net assets	0.56	%(e)	0.57%	0.55%	0.54%	0.54%		0.59	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.55	%(e)	0.56%	0.55%	0.54%	0.54%		0.59	%(e)
Ratio of net investment income (loss) to average net assets	(0.17	)%(e)	(0.07)%	0.01%	(0.22)%	(0.34)%		(0.43	)%(e)
Portfolio turnover rate	16	%(d)	34%	22%	60%	49%		20	%(d)

	Natural Resources ETF
	For the Six Months Ended
	June 30,		For the Year Ended December 31,
	2014		2013	2012	2011	2010		2009
	(unaudited)
Net asset value, beginning of period	$37.46		$35.94	$33.76	$38.83	$33.58		$23.27
Income from investment operations:
Net investment income	0.44		0.87	0.86	0.66	0.30		0.26
Net realized and unrealized gain (loss) on investments	2.71		1.48	2.17	(5.07)	5.26		10.30
Total from investment operations	3.15		2.35	3.03	(4.41)	5.56		10.56
Less:
Dividends from net investment income	–		(0.83)	(0.85)	(0.66)	(0.31)			(0.25)
Net asset value, end of period	$40.61		$37.46	$35.94	$33.76	$38.83		$33.58
Total return (c)	8.41	%(d)	6.55%	8.98%	(11.36)%	16.57%			45.36%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$107,620		$101,140	$122,204	$158,687	$209,695		$97,394
Ratio of gross expenses to average net assets	0.74	%(e)	0.74%	0.68%	0.64%	0.63%			0.98%
Ratio of net expenses to average net assets	0.49	%(e)	0.50%	0.52%	0.61%	0.63%			0.65%
Ratio of net expenses, excluding interest expense, to average net assets	0.49	%(e)	0.49%	0.51%	0.61%	0.63%			0.65%
Ratio of net investment income to average net assets	2.34	%(e)	2.13%	1.95%	1.40%	1.26%			1.38%
Portfolio turnover rate	5	%(d)	14%	10%	15%	19%			28%

(a)	Commencement of operations
(b)	Calculated based upon average shares outstanding
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not annualized
(e)	Annualized
#	On July 1, 2013, the Fund effected a 1 for 4 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

67

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Oil Services ETF#
	For the Six Months Ended June 30,		For the Year Ended December 31,		For the Period December 20, 2011(a) through December 31,
	2014		2013	2012	2011
	(unaudited)
Net asset value, beginning of period	$48.10		$38.64	$38.29	$38.06
Income from investment operations:
Net investment income	0.48		0.55	0.42	–	(b)
Net realized and unrealized gain on investments	9.16		9.45	0.34	0.23
Total from investment operations	9.64		10.00	0.76	0.23
Less:
Dividends from net investment income	–		(0.54)	(0.40)	–
Distributions from net realized capital gains	–		–	(0.01)	–
Total dividends and distributions	–		(0.54)	(0.41)	–
Net asset value, end of period	$57.74		$48.10	$38.64	$38.29
Total return (c)	20.04	%(d)	25.90%	1.98%	0.61	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,510,546		$1,482,094	$1,283,326	$913,653
Ratio of gross expenses to average net assets	0.39	%(e)	0.39%	0.38%	0.46	%(e)
Ratio of net expenses to average net assets	0.35	%(e)	0.35%	0.35%	0.35	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.35	%(e)	0.35%	0.35%	0.35	%(e)
Ratio of net investment income (loss) to average net assets	1.89	%(e)	1.24%	1.23%	(0.35	)%(e)
Portfolio turnover rate	6	%(d)	10%	6%	0	%(d)

	Rare Earth/Strategic Metals ETF*
	For the Six Months Ended June 30,		For the Year Ended December 31,				For the Period October 27, 2010(a) through December 31,
	2014		2013	2012	2011		2010
	(unaudited)
Net asset value, beginning of period	$35.98		$52.92	$60.40	$94.72		$79.04
Income from investment operations:
Net investment income (loss)	0.28		0.35	0.88	1.00			(0.04)
Net realized and unrealized gain (loss) on investments		(0.64)	(17.21)	(7.44)		(31.52)	15.72
Total from investment operations		(0.36)	(16.86)	(6.56)		(30.52)	15.68
Less:
Dividends from net investment income	–		(0.08)	(0.92)		(3.80)	–
Net asset value, end of period	$35.62		$35.98	$52.92	$60.40		$94.72
Total return (c)	(1.00	)%(d)	(31.85)%	(10.88)%		(32.21)%	19.84	%(d)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$93,495		$96,243	$174,652	$198,535		$236,782
Ratio of gross expenses to average net assets	0.74	%(e)	0.70%	0.66%		0.59%	0.63	%(e)
Ratio of net expenses to average net assets	0.58	%(e)	0.57%	0.59%		0.57%	0.57	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.57	%(e)	0.57%	0.57%		0.57%	0.57	%(e)
Ratio of net investment income (loss) to average net assets	1.50	%(e)	0.69%	1.59%		0.95%	(0.38	)%(e)
Portfolio turnover rate	18	%(d)	31%	44%		35%	9	%(d)

(a)	Commencement of operations
(b)	Amount represents less than $0.005 per share
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not annualized
(e)	Annualized
#	On February 14, 2012, the Fund effected a 3 for 1 share split (See Note 10). Per share data has been adjusted to reflect the share split.
*	On July 1, 2013, the Fund effected a 1 for 4 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

68

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

			Solar Energy ETF#
	For the Six Months Ended June 30,		For the Year Ended December 31,
	2014		2013	2012	2011	2010	2009
	(unaudited)
Net asset value, beginning of period	$72.63		$36.38	$55.35	$165.75	$233.70	$213.30
Income from investment operations:
Net investment income	0.23		0.32	1.29	3.75	0.90	1.50
Net realized and unrealized gain (loss) on investments	14.26		36.66	(18.94)	(110.70)	(67.80)	20.25
Total from investment operations	14.49		36.98	(17.65)	(106.95)	(66.90)	21.75
Less:
Dividends from net investment income	–		(0.73)	(1.32)	(3.45)	(1.05)	(1.35)
Net asset value, end of period	$87.12		$72.63	$36.38	$55.35	$165.75	$233.70
Total return (a)	19.95	%(b)	101.66%	(31.89)%	(64.50)%	(28.65)%	10.17%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$30,492		$21,788	$10,914	$9,950	$24,867	$34,279
Ratio of gross expenses to average net assets	1.08	%(c)	1.54%	1.86%	1.06%	0.92%	0.96%
Ratio of net expenses to average net assets	0.65	%(c)	0.66%	0.66%	0.65%	0.65%	0.66%
Ratio of net expenses, excluding interest expense, to average net assets	0.65	%(c)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	0.50	%(c)	0.58%	3.47%	2.63%	0.50%	0.86%
Portfolio turnover rate	27	%(b)	75%	59%	35%	37%	51%

	Steel ETF
	For the Six Months Ended June 30,		For the Year Ended December 31,
	2014		2013	2012	2011	2010	2009
	(unaudited)
Net asset value, beginning of period	$49.76		$48.85	$47.64	$72.48	$61.57	$29.43
Income from investment operations:
Net investment income	0.69		0.93	1.09	1.14	0.86	0.92
Net realized and unrealized gain (loss) on investments		(2.76)	0.96	1.20	(24.84)	11.08	32.20
Total from investment operations		(2.07)	1.89	2.29	(23.70)	11.94	33.12
Less:
Dividends from net investment income	–		(0.94)	(1.08)	(1.14)	(0.87)	(0.92)
Return of capital	–		(0.04)	–	–	(0.16)	(0.06)
Total dividends and distributions	–		(0.98)	(1.08)	(1.14)	(1.03)	(0.98)
Net asset value, end of period	$47.69		$49.76	$48.85	$47.64	$72.48	$61.57
Total return (a)	(4.16	)%(b)	3.88%	4.80%	(32.70)%	19.39%	112.51%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$95,384		$144,312	$153,881	$181,037	$279,066	$390,947
Ratio of gross expenses to average net assets	0.64	%(c)	0.62%	0.60%	0.58%	0.55%	0.59%
Ratio of net expenses to average net assets	0.55	%(c)	0.55%	0.55%	0.55%	0.55%	0.56%
Ratio of net expenses, excluding interest expense, to average net assets	0.55	%(c)	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	2.52	%(c)	2.21%	2.40%	1.97%	1.04%	2.79%
Portfolio turnover rate	4	%(b)	15%	13%	3%	13%	19%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Not annualized
(c)	Annualized
#	On July 2, 2012, the Fund effected a 1 for 15 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

69

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Unconventional Oil & Gas ETF
	For the Six Months Ended June 30, 2014		For the Year Ended December 31, 2013	For the Period February 14, 2012(a) through December 31, 2012
	(unaudited)
Net asset value, beginning of period	$28.43		$22.54	$25.02
Income from investment operations:
Net investment income	0.12		0.13	0.23
Net realized and unrealized gain (loss) on investments	5.84		5.90		(2.49)
Total from investment operations	5.96		6.03		(2.26)
Less:
Dividends from net investment income	–		(0.14)		(0.22)
Net asset value, end of period	$34.39		$28.43	$22.54
Total return (b)	20.96	%(c)	26.77%	(9.04	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$85,975		$46,906	$15,780
Ratio of gross expenses to average net assets	0.74	%(d)	1.04%	0.92	%(d)
Ratio of net expenses to average net assets	0.54	%(d)	0.54%	0.54	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.54	%(d)	0.54%	0.54	%(d)
Ratio of net investment income to average net assets	1.00	%(d)	0.89%	1.12	%(d)
Portfolio turnover rate	1	%(c)	11%	35	%(c)

	Uranium+Nuclear Energy ETF#
	For the Six Months Ended June 30,		For the Year Ended December 31,
	2014		2013	2012		2011	2010	2009
	(unaudited)
Net asset value, beginning of period	$48.11		$41.35	$44.82		$75.87	$67.95	$57.90
Income from investment operations:
Net investment income (loss)	0.51		0.80	1.26		(0.27)	1.53	0.66
Net realized and unrealized gain (loss) on investments	3.86		6.29		(2.84)	(24.99)	9.57	10.65
Total from investment operations	4.37		7.09		(1.58)	(25.26)	11.10	11.31
Less:
Dividends from net investment income	–		(0.33)		(1.89)	(5.79)	(3.18)	(1.26)
Net asset value, end of period	$52.48		$48.11	$41.35		$44.82	$75.87	$67.95
Total return (b)	9.08	%(c)	17.18%		(3.53)%	(33.29)%	16.37%	19.52%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$76,973		$77,778	$78,567		$86,668	$260,442	$157,402
Ratio of gross expenses to average net assets	0.79	%(d)	0.80%		0.67%	0.63%	0.57%	0.66%
Ratio of net expenses to average net assets	0.60	%(d)	0.60%		0.60%	0.62%	0.57%	0.66%
Ratio of net expenses, excluding interest expense, to average net assets	0.60	%(d)	0.60%		0.60%	0.61%	0.57%	0.63%
Ratio of net investment income to average net assets	1.61	%(d)	1.60%		2.82%	1.42%	2.53%	1.00%
Portfolio turnover rate	25	%(c)	48%		52%	51%	40%	45%

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized
#	On July 1, 2013, the Fund effected a 1 for 3 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

70

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

June 30, 2014 (unaudited)

Note 1–Fund Organization–Market Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of June 30, 2014, offers fifty-eight investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: Agribusiness ETF, Coal ETF, Global Alternative Energy ETF, Gold Miners ETF, Junior Gold Miners ETF, Natural Resources ETF (formerly RVE Hard Assets Producers ETF), Oil Services ETF, Rare Earth/Strategic Metals ETF, Solar Energy ETF, Steel ETF, Unconventional Oil & Gas ETF and Uranium+Nuclear Energy ETF (each a “Fund” and, together, the “Funds”). Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index sponsored, licensed or managed by the NYSE Euronext, Ardour Global Indexes, LLC, S-Network Global Indexes, LLC or Market Vectors Index Solutions GmbH, a wholly owned subsidiary of Van Eck Associates Corporation (the “Adviser”).

The Funds’ commencement of operations dates and their respective Indices are presented below:

Fund	Commencement of Operations	Index
Agribusiness ETF	August 31, 2007	Market Vectors Global Agribusiness Index*
Coal ETF	January 10, 2008	Market Vectors Global Coal Index*®
Global Alternative Energy ETF	May 03, 2007	Ardour Global IndexSM (Extra Liquid)
Gold Miners ETF	May 16, 2006	NYSE Arca Gold Miners Index
Junior Gold Miners ETF	November 10, 2009	Market Vectors Global Junior Gold Miners Index*
Natural Resources ETF(c)	August 29, 2008	Rogers™-Van Eck Natural Resources Index(a)
Oil Services ETF	December 20, 2011	Market Vectors US Listed Oil Services 25 Index*
Rare Earth/Strategic Metals ETF	October 27, 2010	Market Vectors Global Rare Earth/Strategic Metals Index*
Solar Energy ETF	April 21, 2008	Market Vectors Global Solar Energy Index*
Steel ETF	October 10, 2006	NYSE Arca Steel Index
Unconventional Oil & Gas ETF	February 14, 2012	Market Vectors Global Unconventional Oil & Gas Index*
Uranium+Nuclear Energy ETF	August 13, 2007	Market Vectors Global Uranium & Nuclear Energy Index*(b)

*	Published by Market Vectors Index Solutions GmbH.
(a)	Prior to May 1, 2014, the index for Natural Resources ETF was Rogers™-Van Eck Hard Assets Producers Index.
(b)	Prior to May 1, 2014, the index for Uranium+Nuclear Energy ETF was DAXglobal® Nuclear Energy Index.
(c)	Effective May 1, 2014, the RVE Hard Assets Producers ETF changed its name to Natural Resources ETF.

Note 2–Significant Accounting Policies–The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standard Codification (“ASC”) 946 Financial Services - Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation–The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value
71

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in the interest rates between the U.S. and foreign markets and are classified as Level 2 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of the Adviser appointed by the Board of Trustees. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes–It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders–Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation–Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold.
72

Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

E.	Restricted Securities–The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

F.	Use of Derivative Instruments–The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. The Funds held no derivative instruments during the period ended June 30, 2014.

Forward Foreign Currency Contracts–The Funds are subject to foreign currency risk in the normal course of pursuing its investment objectives. The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations. The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Funds held no forward foreign currency contracts during the period ended June 30, 2014.

G.	Offsetting Assets and Liabilities–In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments, securities lending and repurchase agreements. For financial reporting purposes, the Funds do not offset securities lending or repurchase agreement assets and liabilities in the Statements of Assets and Liabilities.

H.	Other–Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date/rate. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.
73

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

Note 3–Investment Management and Other Agreements–The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.50% of each Fund’s average daily net assets (except for Oil Services ETF). The management fee rate for Oil Services ETF is 0.35%. The Adviser has agreed, at least until May 1, 2015, to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the expense caps, excluding interest expense, trading expenses, taxes and extraordinary expenses, listed in the table below.

The current expense caps and the amounts waived by the Adviser for the period ended June 30, 2014, are as follows:

Fund	Expense Cap	Waiver of Management Fees
Agribusiness ETF	0.56%	$–
Coal ETF	0.59	47,463
Global Alternative Energy ETF	0.62	18,010
Gold Miners ETF	0.53	–
Junior Gold Miners ETF	0.56	–
Natural Resources ETF	0.49	123,763
Oil Services ETF	0.35	260,015
Rare Earth/Strategic Metals ETF	0.57	76,843
Solar Energy ETF	0.65	57,677
Steel ETF	0.55	45,352
Unconventional Oil & Gas ETF	0.54	57,751
Uranium+Nuclear Energy ETF	0.60	68,386

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ Distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4–Investments–For the period ended June 30, 2014, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Agribusiness ETF	$256,666,142	$176,984,415
Coal ETF	27,290,764	25,619,582
Global Alternative Energy ETF	18,504,733	18,253,066
Gold Miners ETF	641,083,532	532,053,607
Junior Gold Miners ETF	287,570,769	276,392,806
Natural Resources ETF	6,282,274	4,884,096
Oil Services ETF	148,531,862	84,218,804
Rare Earth/Strategic Metals ETF	17,778,643	16,839,294
Solar Energy ETF	29,009,839	7,186,895
Steel ETF	10,263,702	4,357,480
Unconventional Oil & Gas ETF	8,781,848	695,754
Uranium+Nuclear Energy ETF	18,596,776	52,723,099
74

Note 5–Income Taxes–As of June 30, 2014, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Agribusiness ETF	$2,893,532,900	$303,091,723	$(574,746,957)	$(271,655,234)
Coal ETF	298,875,651	9,201,611	(115,349,402)	(106,147,791)
Global Alternative Energy ETF	144,836,439	28,704,516	(29,861,445)	(1,156,929)
Gold Miners ETF	11,493,318,152	259,434,476	(3,243,571,008)	(2,984,136,532)
Junior Gold Miners ETF	3,144,663,129	181,389,251	(837,009,633)	(655,620,382)
Natural Resources ETF	106,897,527	19,544,662	(15,160,038)	4,384,624
Oil Services ETF	1,583,430,944	116,751,229	(62,705,634)	54,045,595
Rare Earth/Strategic Metals ETF	171,876,701	3,532,903	(60,657,098)	(57,124,195)
Solar Energy ETF	40,775,156	7,077,998	(8,158,829)	(1,080,831)
Steel ETF	201,771,152	2,859,483	(84,347,252)	(81,487,769)
Unconventional Oil & Gas ETF	88,351,863	11,377,858	(4,770,767)	6,607,091
Uranium+Nuclear Energy ETF	83,430,098	7,504,902	(11,471,691)	(3,966,789)

The tax character of dividends paid to shareholders during the year ended December 31, 2013 was as follows:

Fund	Ordinary Income	Return of Capital
Agribusiness ETF	$88,958,800	$–
Coal ETF	3,872,000	–
Global Alternative Energy ETF	883,472	21,375
Gold Miners ETF	60,050,878	–
Junior Gold Miners ETF	–	–
Natural Resources ETF	2,199,500	–
Oil Services ETF	19,111,388	–
Rare Earth/Strategic Metals ETF	222,022	–
Solar Energy ETF	219,900	–
Steel ETF	2,880,555	120,645
Unconventional Oil & Gas ETF	237,600	–
Uranium+Nuclear Energy ETF	538,338	–

The tax character of current year distributions will be determined at the end of the current fiscal year.

At December 31, 2013, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

	Post-Effective No Expiration Short-Term	Post-Effective No Expiration Long-Term	Amount Expiring in the Year Ended December 31,
Fund	Capital Losses	Capital Losses	2018	2017	2016	2015
Agribusiness ETF	$171,398,786	$265,486,236	$85,630,099	$257,031,280	$40,221,865	$28,875
Coal ETF	17,622,043	122,987,269	18,822,843	155,793,705	17,994,621	–
Global Alternative Energy ETF	–	66,390,968	34,193,213	158,919,596	13,029,866	67,613
Gold Miners ETF	676,471,947	2,398,078,893	1,784,160	388,612,074	63,268,445	–
Junior Gold Miners ETF	360,507,891	946,144,915	–	–	–	–
Natural Resources ETF	2,158,260	6,495,828	540,880	1,722,348	24,629	–
Oil Services ETF	768,211	–	–	–	–	–
Rare Earth/Strategic Metals ETF	30,855,368	61,343,448	–	–	–	–
Solar Energy ETF	4,508,921	26,345,335	8,586,525	19,016,483	800,768	–
Steel ETF	1,938,941	47,201,452	21,020,656	79,176,906	10,643,838	–
Unconventional Oil & Gas ETF	555,267	174,856	–	–	–	–
Uranium+Nuclear Energy ETF	15,151,717	53,834,531	41,593,262	49,042,636	11,040,582	500,169
75

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended December 31, 2010-2013), or expected to be taken in the Funds’ current tax year. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended period, the Funds did not incur any interest or penalties.

Note 6–Capital Share Transactions–As of June 30, 2014, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, consisting of 50,000 shares, or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the period ended June 30, 2014 the Trust had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions
Agribusiness ETF	$–	$2,234,829,710
Coal ETF	28,963,819	11,041,460
Global Alternative Energy ETF	12,291,718	5,897,611
Gold Miners ETF	1,223,683,337	1,545,033,503
Junior Gold Miners ETF	782,975,020	97,977,432
Natural Resources ETF	1,808,858	3,618,964
Oil Services ETF	2,481,868,393	2,747,165,027
Rare Earth/Strategic Metals ETF	–	1,645,290
Solar Energy ETF	10,481,232	6,925,969
Steel ETF	27,567,220	72,956,794
Unconventional Oil & Gas ETF	26,944,120	7,753,291
Uranium+Nuclear Energy ETF	44,048,919	16,547,438

Note 7–Concentration of Risk–The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Funds’ index. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Funds. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers’ held by the Funds.

Note 8–Trustee Deferred Compensation Plan–The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

76

Note 9–Securities Lending–To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and shares the interest earned on the collateral and borrowing fees received with the securities lending agent. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the Bank of New York Overnight Government Fund, the Bank of New York Institutional Cash Reserve, or repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral outstanding at June 30, 2014 are shown on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

Note 10–Share Split–On January 27, 2012, the Board of Trustees of the Trust approved a 3 for 1 share split for the Oil Services ETF. The split took place for shareholders of record as of the close of business on February 10, 2012, and were paid on February 13, 2012. Fund shares began trading on a split-adjusted basis on February 14, 2012. The Financial Highlights for the Oil Services ETF prior to January 27, 2012 have been adjusted to reflect the 3 for 1 share split.

On July 2, 2012, the Board of Trustees of the Trust approved a 1 for 15 reverse share split for Solar Energy ETF. Fund shares began trading on a split-adjusted basis on July 2, 2012. The Financial Highlights for Solar Energy ETF prior to July 2, 2012 have been adjusted to reflect the 1 for 15 reverse share split.

On July 1, 2013, the Board of Trustees of the Trust approved a 1 for 3 reverse share split for Global Alternative Energy ETF and Uranium+Nuclear Energy ETF, and 1 for 4 reverse share split for Junior Gold Miners ETF and Rare Earth/Strategic Metals ETF. Fund shares began trading on a split-adjusted basis on July 1, 2013. The Statements of Changes in Net Assets and Financial Highlights prior to July 1, 2013 for the respective Funds have been adjusted to reflect the reverse share splits.

Note 11–Bank Line of Credit–Certain Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2014, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate	Outstanding Loan Balance as of June 30, 2014
Agribusiness ETF	179	$9,411,343	1.50%	$6,529,623
Coal ETF	80	354,487	1.49	223,792
Global Alternative Energy ETF	17	94,080	1.49	–
Gold Miners ETF	112	10,299,520	1.50	49,757,002
Junior Gold Miners ETF	174	10,571,015	1.50	11,387,527
Natural Resources ETF	161	328,906	1.50	652,819
Oil Services ETF	134	2,516,780	1.48	2,550,408
Rare Earth/Strategic Metals ETF	147	519,321	1.50	121,470
Solar Energy ETF	35	215,986	1.52	–
Steel ETF	68	484,022	1.49	–
Unconventional Oil & Gas ETF	34	273,203	1.49	157,003
Uranium+Nuclear Energy ETF	180	206,927	1.50	318,285
77

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

Note 12–Custodian Fees–The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the period ended June 30, 2014, there were no offsets to the custodian fees.

Note 13–Subsequent Event Review–The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

78

MARKET VECTORS ETF TRUST

APPROVAL OF INVESTOR MANAGEMENT AGREEMENT

June 30, 2014 (unaudited)

At a meeting held on June 6, 2014 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of Market Vectors ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of (i) the investment management agreements (the “Investment Management Agreements”) between the Trust and Van Eck Associates Corporation (the “Adviser”) with respect to the Market Vectors Africa Index ETF, Agribusiness ETF, Agriculture Producers ETF, Brazil Small-Cap ETF, ChinaAMC All China Consumer ETF, ChinaAMC A-Share ETF, ChinaAMC MSCI All China ETF, ChinaAMC MSCI All China Small Cap ETF, ChinaAMC SME-ChiNext ETF, Coal ETF, Colombia ETF, Egypt Index ETF, Emerging Europe ex-Russia Index ETF, Energy Producers ETF, GDP Weighted Emerging Markets ETF, GDP Weighted Emerging Markets Small-Cap ETF, GDP Weighted International ex-US ETF, Germany Small-Cap ETF, Global Alternative Energy ETF, Global Frontier Index ETF, Gold Miners ETF, Gulf States Index ETF, Hard Assets Producers Extra Liquid ETF, India Small-Cap Index ETF, Indonesia Index ETF, Indonesia Small-Cap ETF, Internet ETF, Israel ETF, Junior Gold Miners ETF, Kuwait Index ETF, Latin America Small-Cap Index ETF, Metals ETF, Mongolia ETF, Natural Resources ETF, Nigeria ETF, Nigeria-Focused West Africa ETF, Oil Services ETF, Poland ETF, Rare Earth/Strategic Metals ETF, Russia ETF, Russia Small-Cap ETF, Saudi Arabia ETF, Saudi Arabia Small-Cap ETF, Software ETF, Solar Energy ETF, Steel ETF, Telecom ETF, Unconventional Oil & Gas ETF, Uranium+Nuclear Energy ETF and Vietnam ETF (the “Funds”) and (ii) a sub-advisory agreement between the Adviser and China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) (the “Sub-Advisory Agreement”) with respect to Market Vectors ChinaAMC A-Share ETF (the “China Fund”). The Investment Management Agreements and the Sub-Advisory Agreement are collectively referred to as the “Agreements.”

The Board’s approval of the Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 9, 2014. At that meeting, the Trustees discussed the information the Adviser, the Sub-Adviser (with respect to the China Fund) and Lipper Inc. (“Lipper”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance (for those Funds which had begun operations) and expenses of the Funds and (where applicable) the Funds’ peer funds (other index-based exchange-traded funds (“ETFs”)), information about the advisory services provided to the Funds and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds. In reviewing performance and expense information for certain of the Funds against their peer groups, the Trustees considered that some of the Funds generally invest in a different group of issuers than some or all of the other funds in a Fund’s designated peer group. For these and other reasons, the Trustees noted that the peer group information did not necessarily provide meaningful direct comparisons to the Funds.

The Independent Trustees’ consideration of the Agreements was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and the May 9, 2014 meeting and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser and the Sub-Adviser (with respect to the China Fund), including the background and experience of the portfolio managers and others involved in the management and administration of the Funds. The Trustees considered the terms of, and scope of services that the Adviser and Sub-Adviser (with respect to the China Fund) provide under, the Agreements, including, where applicable, the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of time. With respect to the Sub-Advisory Agreement, the Trustees took into account the unique legal and operational aspects of the China Fund and the Sub-Adviser’s experience and investment management process with respect to Renminbi Qualified Institutional Investors Scheme (“RQFII”) funds. The Trustees also noted that the Sub-Adviser is a wholly-owned subsidiary of China Asset Management Co., China’s largest asset management company measured by fund assets under management.

The Trustees concluded that the Adviser, the Sub-Adviser (with respect to the China Fund) and their personnel have the requisite expertise and skill to manage the Funds’ portfolios. In evaluating the performance over relevant periods of each of the Funds that had commenced operations prior to the date of the Renewal Meeting (the “Operating Funds”), the Trustees reviewed various performance metrics but relied principally on a comparison of the “gross” performance of each Operating Fund (i.e., measured without regard to the impact of fees and expenses) to the performance of its benchmark index, in each case incorporating any fair value adjustments to the underlying securities. Based on this review and discussions with the

79

MARKET VECTORS ETF TRUST

APPROVAL OF INVESTOR MANAGEMENT AGREEMENT

(unaudited) (continued)

Adviser, the Trustees concluded that the investment performance of the Funds was satisfactory. The Trustees also considered the short period since the Sub-Adviser commenced activities on behalf of the China ETF.

The Trustees also considered information relating to the financial condition of the Adviser and the Sub-Adviser (with respect to the China Fund) and the current status, as they understood it, of the Adviser’s and Sub-Adviser’s (with respect to the China Fund) compliance environment.

As noted above, the Trustees were also provided various data from Lipper comparing the Operating Funds’ expenses and performance to that of other ETFs. The Trustees noted that the information provided showed that each Operating Fund had a total expense ratio (after the effect of any applicable expense limitation) below or equal to the average and/or median of its respective peer group of funds, except for each of Market Vectors Agribusiness ETF, ChinaAMC A-Share ETF, Colombia ETF, Egypt Index ETF, Global Alternative Energy ETF, Gulf States Index ETF, India Small-Cap ETF, Israel ETF, Rare Earth/Strategic Metals ETF, Russia Small-Cap ETF, Solar Energy ETF, Unconventional Oil & Gas ETF and Vietnam ETF, which had a total expense ratio (after the effect of any applicable expense limitation) greater than the average and median of its peer group of funds, and each of Market Vectors Indonesia Small-Cap ETF, Steel ETF and Uranium+Nuclear Energy ETF, which had a total expense ratio (after the effect of any applicable expense limitation) greater than the average but equal to the median of its peer group of funds. The Trustees concluded, however, in light of this information and the other information available to them, that the fees paid by the Operating Funds were reasonable in light of the performance of the Funds and the quality of services received. The Trustees noted that this comparative data, while generally helpful, was limited in its usefulness in many cases due to the lack of a large number of directly comparable ETFs.

The Trustees also considered any other benefits received by the Adviser from serving as adviser to the Funds and from providing certain administrative services to most of the Funds, and from an affiliate of the Adviser serving as distributor for the Funds.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and its profitability or loss in respect of each Operating Fund. The Trustees reviewed each Fund’s asset size, expense ratio and expense cap and noted that the Investment Management Agreements do not include breakpoints in the advisory fee rates as asset levels in a Fund increase. The Trustees noted that certain Funds were still relatively new products, which therefore made it difficult to quantify the potential variability in net assets and thus determine the sustainability of any potential economies of scale which may exist. The Trustees noted that the Adviser has capped expenses on each Operating Fund since its inception. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for each Fund is reasonable and appropriate in relation to the current asset size of each Fund and the other factors discussed above and currently reflects an appropriate sharing of any economies of scale which may exist with shareholders. The Trustees also determined that the profits earned by the Adviser in respect of the Funds that were profitable to the Adviser were reasonable in light of the nature and quality of the services received by such Funds.

The Trustees did not review profit or loss information for the Sub-Adviser in respect of its role as Sub-Adviser to the China Fund and noted that the Sub-Adviser began providing services to the China Fund in January 2014.

The Trustees did not consider historical information about the profitability of Market Vectors Agriculture Producers ETF, ChinaAMC All China Consumer ETF, ChinaAMC MSCI All China ETF, ChinaAMC MSCI All China Small Cap ETF, ChinaAMC SME-ChiNext ETF, Emerging Europe ex-Russia Index ETF, Energy Producers ETF, GDP Weighted Emerging Markets ETF, GDP Weighted Emerging Markets Small-Cap ETF, GDP Weighted International ex-US ETF, Global Frontier Index ETF, Hard Assets Producers Extra Liquid ETF, Internet ETF, Israel ETF, Kuwait Index ETF, Metals ETF, Mongolia ETF, Nigeria ETF, Nigeria-Focused West Africa ETF, Saudi Arabia ETF, Saudi Arabia Small-Cap ETF, Software ETF and Telecom ETF to the Adviser because the Funds had not yet commenced operations at the time of the Renewal Meeting. The Trustees also could not consider the historical performance or the quality of services previously provided to each of these Funds.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 9, 2014 meeting as part of their consideration of the Agreements.

In voting to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, concluded that the terms of each Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that each Agreement is in the best interest of each Fund and such Fund’s shareholders.

80

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Market Vectors ETF Trust (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.888.MKT.VCTR, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 1.888.MKT.VCTR or by visiting vaneck.com.

Investment Adviser:

Van Eck Associates Corporation

Distributor:

Van Eck Securities Corporation
335 Madison Avenue
New York, NY 10017
vaneck.com

Account Assistance:

1.888.MKT.VCTR

MVHASAR

SEMI-ANNUAL REPORT J u n e 3 0 , 2 0 1 4 ( u n a u d i t e d )

MARKET VECTORS

INTERNATIONAL ETFs

888.MKT.VCTR

marketvectorsetfs.com

The information contained in these shareholder letters represent the opinions of Van Eck Global and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of Van Eck Global are as of June 30, 2014, and are subject to change.

MARKET VECTORS INTERNATIONAL ETFs

(unaudited)

Dear Shareholder:

One metric of a country’s economic potential may be to look at GDP vs. stock market capitalization. In the U.S., market cap is larger than GDP. In other countries, such as China (or Indonesia or India) that are perennially underweight in broad market emerging markets indices, GDP is much larger than market cap. This may indicate the potential of growth in those local markets, but what is the best way to tap that potential?

Source: World Bank, http://data.worldbank.org/; World Federation of Exchanges, http://www.world-exchanges.org/.

A recent Reuters story entitled “Emerging market fund managers ignore borders, chase profits”1 reported that these fund managers are now paying “less attention to where a company is located or listed than to whether it is making money, either as an advanced world company doing business in the developing world, or the other way around.”

This is something we have recognized for some time now. Many of our international ETFs seek to track indices that incorporate a revenue screen which enables offshore companies to be included, if the majority of their revenue is earned from a target country or region. We believe this unique pure-play approach in index construction allows for more representative exposure to the economic potential of that country or region.

Still, for comprehensive exposure, our ETFs include not only offshore companies, but locally listed companies as well. In some countries, companies best positioned to benefit from the trend of a rising middle class and growing local consumerism are in the local markets, particularly smaller capitalization stocks.

Over the last six months of 2014 we have seen a number of elections, some with the obvious potential to reshape local economies, for example those in both Egypt and India. (Indonesia’s presidential election was soon after the first half of the year.) In May, Qatar and UAE–both represented in the Market Vectors Gulf States Index ETF–were reclassified by MSCI from Frontier to Emerging Markets status. While these countries and regions still have challenges in order to realize their full potential, if you believe these changes are positive and that these countries have more room for growth, Market Vectors offers ETFs that allow you to get more focused exposure to these markets and to do so with a methodology we believe provides the most representative exposure.

Going forward, we will, as always, continue to seek out and evaluate the most attractive opportunities for you as a shareholder, and we encourage you stay in touch with us through the videos and email subscriptions available on our website (http://www.marketvectorsetfs.com).

1

MARKET VECTORS INTERNATIONAL ETFs

(unaudited)

On the following pages, you will find the performance record of each of the funds for the six-month period ending June 30, 2014. You will also find their financial statements. We value your continuing confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck

Trustee and President

Market Vectors ETF Trust

July 30, 2014

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

[1]	Reuters: “Emerging market fund managers ignore borders, chase profits”, http://www.reuters.com/article/2014/07/10/us-funds-emergingmarkets-stocks-analysis-idUSKBN0FF0DX20140710
2

MARKET VECTORS INTERNATIONAL ETFs

(unaudited)

Management Discussion

The performance of funds in the suite of Market Vectors International ETFs was predominantly positive in the first six months of 2014. Thirteen funds, from a total of 16, posted positive total returns. Only three funds reported negative performance over the period: Market Vectors ChinaAMC A-Share ETF (-8.71%), Market Vectors Russia ETF (-7.88%), and Market Vectors Russia Small-Cap ETF (-16.83%).

January 1 through June 30, 2014 Market Vectors International ETFs Total Returns

Source: Van Eck Global. The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the funds reflects temporary waivers of expenses and/or fees. Had the funds incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the funds will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

Country/Regional Overviews

Africa

The financial sector, in particular banks and real estate development, and the materials sector, in particular gold miners, were the two greatest contributors to the positive return for the half year. Large- and small-cap companies were the greatest contributors to return, with mid-caps contributing much less than either of these two grouping of companies. Geographically, South Africa and Egypt were the two most significant contributors to return. While the vast majority of sectors contributed positively to return, the energy sector, and oil exploration companies in particular, detracted from performance.

Brazil

Despite the excitement and anticipation of hosting the World Cup, which kicked off on June 12, the first six months of 2014 were challenging for Brazil. Right up to the start of the event there were still violent protests in a number of Brazilian cities at the size of the US$11 billioni price tag for the honor of acting as host. The forthcoming presidential elections (with the initial vote set for October 5)ii, have also overshadowed the Brazilian market. Few much needed budget cutsiii and economic reforms seem likely over the course of the rest of this year and, for whoever wins, 2015 is not going to be an easy year. Nevertheless, the majority of sectors

3

MARKET VECTORS INTERNATIONAL ETFs

(unaudited)

contributed positively to return over the six-month period, with the consumer discretionary and utilities sectors leading performance. The generally positive sector returns were, however, offset partially by negative contributions from both the materials and telecommunication services sectors.

China

In both 2012 and 2013, China’s GDP grew at 7.7%. According to the World Bankiv, it is expected to decrease slightly to 7.6% in 2014 and 7.5% in 2015. In the first quarter of 2014, the economy grew at 7.4%, with growth forecast by one private survey to be the same in the second quarterv. The Chinese government has taken steps to stimulate growth by, among other things, cutting taxes to small firms, speeding up the construction of cross-country rail lines, and, in order to boost shipments, encouraging banks to lend more to exportersvi. No sector, except utilities, contributed positively to return. The worst performing sector was industrials. Performance of the Market Vectors ChinaAMC A-Share ETF (the “Fund”) during the first week in January was primarily derived from swap contracts on the CSI 300 Index† (CSI 300). The Fund began direct investment in the A-Share constituents of the CSI 300 on January 8, 2014 and significantly reduced its direct exposure to the index through swap contracts. Contracts outstanding as of June 30, 2014 are presented in the Fund’s Schedule of Investments.

Colombia

Colombia was one of a number of countries with elections in the first half of this year; in mid-June, President Juan Manuel Santos won a second four-year termvii. High on his agenda is the successful conclusion of negotiations with the country’s Marxist guerillas—FARC—to end 50 years of fighting. The economy started the year from a position of strength. Colombia’s GDP grew 4.3 percentviii in 2013, beating not only Brazil, but also both Chile and Mexico. Inflation remained low over the first six months of the year and April saw yet another drop in the jobless rateix. All sectors, with financials being the greatest, were positive contributors to return. Both the materials and energy sectors were also significant contributors. The consumer staples and utilities sectors were the two greatest detractors from performance.

Egypt

At the end of May, in a landslide victory, former chief of the army Abdel Fattah al-Sisi (“Sisi”) became president, the third such in Egypt over the past three yearsx. Notwithstanding doubts that, following a low turnout in the election, he holds a firm enough mandate to tackle the county’s economic woes, in a speech in Cairo on June 24, Sisi sought to forewarn Egyptians of austerity measuresxi to come. Despite the run up to the election over the first five months of 2014, and its creaking economy, during the first six months of 2014 all sectors in the domestic market, except consumer staples and energy, contributed to a positive return for the year. The financial sector was by far the greatest contributor to performance. In addition to having the highest average weighting, small-cap companies also made the most significant contribution to return. Regardless of the significant average weighting of mid-cap companies, their contribution to return lagged far behind that of their smaller peers.

Germany

In 2013, Germany’s current account surplus reached a new high of 7.5%xii. In the first quarter of 2014, its economy recorded growth of 0.8%, an annualized rate of some 3.3%. Growth is expected to be 2% in both 2014 and 2015xiii, placing the country far ahead of all the other Euro countries. Even the recent rate cut by the ECB is seen as having a positive sidexiv: a weaker Euro will lead to more competitive exports. German small-cap companies continued to thrive in the first six months of 2014. Except for stocks in the energy sector, all individual sectors produced positive returns, with particularly strong contributions from financial companies, followed by those in the industrial sector. The health care sector contributed least to performance.

4

Gulf States

Anchored on solid growth of around 4% in 2013 and budget surplusesxv, the GCC economies enjoyed a healthy first half to 2014. Indeed, the World Bank envisages the group growing by nearly 5%xvi in the whole of 2014. In early Mayxvii, 11 years after it was first launched, leaders of the GCC finally announced that a customs union was set to be implemented on January 1, 2015. Geographically, the United Arab Emirates, with the greatest average country weighting, contributed most significantly to performance, followed by Qatar and Kuwait-in that order. In terms of sector, financial stocks were the greatest contributors, with industrials providing the only other significant contribution. While the majority of return was contributed by large- and mid-cap stocks, small-cap stocks actually detracted from performance.

India

On May 16, Narendra Modixviii swept to power in India, trouncing the Congress party (fiefdom of the Nehru-Gandhi family), and placing his Bharatiya Janata Party (BJP) firmly and decisively in power in the lower house. Reactions to the election of pro-business Modi were swift, with the Indian Rupee firming strongly, and the country’s benchmark stock index bouncing to a record highxix. Following a somewhat lackluster first quarter and Modi’s election, the performance of smaller companies strengthened firmly toward the end of the second quarter of the year. The fund posted the highest total return of any in the Market Vectors suite of international funds. All sectors contributed positively to return. The consumer discretionary, financial and industrial sectors were the greatest contributors to performance. While still positive, the contribution from each of the energy and telecommunication services sectors was minimal.

Indonesia

Indonesia is another country with an election cycle this year. As matters stood at the end of June, in the forthcoming presidential election on July 9, Prabowo Subianto, a former army general, will be facing off the front runner, governor of Jakarta, Joko Widodo. Whoever wins will face the immediate and challenging task of reviving the country’s economy. In 2013, not only was the rupiah the region’s worst performing currency, but also, for the year, and for the first time since 2009, economic growth fell below 6%.xx However, despite a moribund economy and a potentially widening current account deficitxxi, during the first six months of 2014 small-cap stocks and medium- and large-cap names, performed strongly. For medium- and large-cap names, there were positive contributions to return across all sectors, with financial stocks providing the most significant contribution to performance. Among small-cap stocks, most sectors contributed positively to return, with the industrial sector the greatest contributor to performance. However, among small-cap stocks, negative returns from both the information technology and materials sectors detracted from performance.

Israel

Israel saw its GDP grow a healthy 3.3% in 2013 and cross the one trillion shekel mark for the first time in the fourth quarter of the yearxxii. However, in the first quarter of 2014, on the back of decreases in both private consumption and fixed capital formationxxiii, even figures revised upward at end June indicated that growth fell to an annualized rate of 2.7%xxiv. Also, toward the end of June, Israel became a member of the Paris Club of creditor nationsxxv. Over the six-month period, health care and information technology stocks, constituting the two sectors with the highest average weightings, were the fund’s most significant contributors to performance. The consumer discretionary, consumer staples, and energy sectors detracted from performance.

5

MARKET VECTORS INTERNATIONAL ETFs

(unaudited)

Latin America

Building on an estimated expansion of 2.6% in 2013 and despite forecasts of deterioration in its economic outlook for the yearxxvi, during the first six months of 2014 small-cap stocks in Latin America performed positively. While in 2013 they were hit particularly hard by the falling prices of both gold and precious metals, particularly silver, this situation was reversed in the first half of 2014. The materials sector, especially gold mining companies, was the largest contributor to the fund’s performance. The consumer discretionary sector was the second largest contributor to return. The industrials and telecommunications sectors were the only detractors from performance.

Poland

Poland remains the EU’s largest emerging economyxxvii. Following a major slowdown in the economy in late 2012 and early 2013xxviii, the country ended the year with a final growth rate of 1.6%xxix. Building on this foundation and a currently accelerating economy, the government expects the country to end the year with a growth rate of 3.3%xxx. Exports remain strong and domestic consumer demand and investments increasingly support economic growth. By far the largest contribution to positive performance came from utilities. However, the consumer staples sector was the most significant detractor from performance.

Russia

Following the sell-offs in March, both the ruble and the stock market in Russia had firmed considerably as the six months ending June 30 came to a close. Not only had concerns about any immediate involvement by Russia in Ukraine eased, but there were also some signs that the broader Russian economy was doing better. GDP was reported as having grown 1.1% during the first five months of the year, with, in particular, both industrial output and manufacturing showing strong growth in both April and Mayxxxi. After a rough period in both March and April, both the small- and large-cap funds saw a considerable improvement in performance through May and June. However, in neither instance was it enough to lift the performance of either into positive territory. Only the materials and health care sectors contributed positive, but minimal, returns to the large-cap fund, with financials serving as the worst performing sector. In the small-cap fund, companies in the industrial sector, closely followed by those in the financial and utilities sectors, detracted most from performance. As with the large-cap fund, only stocks in the materials and health care sectors contributed positively, but minimally, to the small-cap fund’s return.

Vietnam

Vietnam was prominent in headlines in the first half of 2014. At the beginning of May, China placed its Haiyang Shiyou 981xxxii oil rig in disputed waters westxxxiii of the Paracel Islands—claimed by both China and Vietnam—sparking government-sanctioned but peaceful anti-Chinese protests in four citiesxxxiv in Vietnam on May 11. These, however, were swiftly followed by totally unexpected violent riots with fatalities against both foreign- and, particularly, Chinese-owned factories in the provinces. There were a number of deaths. However, by May 18, the government was back in control. Despite a dip in performance during this period, the return for the whole six-month period was positive. With an average weighting of just over 48%, small-cap companies made by far the greatest contribution to return. The energy and financial sectors were the two most significant contributors to return. However, the consumer staples, materials and utilities sectors all detracted from performance.

6

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the fund. An index’s performance is not illustrative of the fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

†	CSI 300 Index (CSIR0300) is a modified free-float market capitalization-weighted index compiled and managed by China Securities Index Co., Ltd. Considered to be the leading index for the Chinese equity market, the CSI 300 is a diversified index consisting of 300 constituent stocks listed on the Shenzhen Stock Exchange and/or the Shanghai Stock Exchange.
[i]	Reuters: Brazil wins, comes alive for World Cup despite protests, http://www.reuters.com/article/2014/06/12/us-brazil-worldcup-idUSKBN0EN0BZ20140612
ii	Investor’s Business Daily: Election Polls Trump World Cup For Brazilian Investors, http://news.investors.com/investing-international-leaders/061314-704678-brazil-market-ends-week-higher.htm
iii	Reuters: Brazil’s economy faces trouble after World Cup, election, http://www.reuters.com/article/2014/03/12/us-brazil-economy-slowdown-analysis-idUSBREA2B0N820140312
iv	World Bank: China Economic Update - June 2014, http://www.worldbank.org/en/country/china/publication/china-economic-update-june-2014
[v]	Bloomberg: China Beige Book Shows Economy Slowing on Investment, http://www.bloomberg.com/news/2014-06-22/china-beige-book-shows-economy-slowing-on-investment.html
vi	BBC: China manufacturing activity ‘picks up’, http://www.bbc.com/news/business-27970461
vii	Bloomberg: Santos Re-Elected Colombian President on Peace Talks Pledge, http://www.bloomberg.com/news/2014-06-15/santos-wins-majority-in-colombian-presidential-runoff-election.html
viii	Ibid.
ix	Ibid.
[x]	Reuters: Egypt’s Sisi wins election, faces economic challenges, http://www.reuters.com/article/2014/05/29/us-egypt-election-idUSKBN0E70D720140529
xi	Financial Times: Egypt’s president to donate personal income as austerity looms, http://www.ft.com/intl/cms/s/0/50bfef5a-fbb0-11e3-aa19-00144feab7de.html?siteedition=intl#axzz35fihbd9M
xii	The Economist: The Germany economy - Clouds ahead, http://www.ft.com/intl/cms/s/0/50bfef5a-fbb0-11e3-aa19-00144feab7de.html?siteedition=intl#axzz35fihbd9M
xiii	Ibid.
xiv	The Economist: German business - DAX max, http://www.economist.com/news/business/21604163-stockmarket-milestone-reflects-optimism-german-companies-dax-max?zid=295&ah=0bca374e65f2354d553956ea65f756e0
xv	Al Bawaba: Budget surpluses seen to spur GCC growth in 2014; outlook still positive, http://www.albawaba.com/business/budget-gcc-growth-557324
xvi	The World Bank: Economic Outlook for the Gulf Cooperation Council in 2014: A Goldilocks Moment?, http://blogs.worldbank.org/arabvoices/print/economic-outlook-for-the-gulf-cooperation-council
xvii	Gulfnews.com: Gulf states inch closer to implementing customs union, http://gulfnews.com/business/general/gulf-states-inch-closer-to-implementing-customs-union-1.1329657
xviii	Reuters: India’s pro-business Modi storms to historic election win, http://www.reuters.com/article/2014/05/16/us-india-electionid-USBREA4E0XG20140516
xix	Ibid.
xx	The Wall Street Journal: On Stage: The Future of the Indonesian Economy, http://blogs.wsj.com/searealtime/2014/06/15/on-stage-the-future-of-the-indonesian-economy/
xxi	Reuters: UPDATE 3-Indonesia c.bank trims economic outlook, rates stay on hold, http://www.reuters.com/article/2014/06/12/indonesia-economy-idUSL4N0OS2A220140612
xxii	Israel Hayom: Israel’s GDP per capita hits new high in 2013, http://www.israelhayom.com/site/newsletter_article.php?id=16977
xxiii	BlueStar Indexes: BlueStar Israel Equity Update - June 2014, http://bluestarindexes.com/data-resources/
xxiv	Haaretz: Bank of Israel holds rate, but cuts growth forecast, http://www.haaretz.com/business/1.600753
xxv	ABC: Israel Joins Paris Club of Rich Creditor Nations, http://abcnews.go.com/International/wireStory/israel-joins-paris-club-rich-creditor-nations-24277527
xxvi	FocusEconomics: Economic Snapshot for Latin America, http://www.focus-economics.com/regions/latin-america
xxvii	The Wall Street Journal: Polish Economy to Accelerate, http://blogs.wsj.com/emergingeurope/2014/06/10/polish-economy-to-accelerate/
xxviii	Ibid.
xxix	Ibid.
7

MARKET VECTORS INTERNATIONAL ETFs

(unaudited)

xxx	Ibid.
xxxi	Gulf Times/Reuters: Russian economy set to perform better this year, but remains weak, http://www.gulf-times.com/eco.-bus.%20news/256/details/397862/russian-economy-set-to-perform-better-this-year,-but-remains-weak#
xxxii	Irish Times: Paracel Islands a flashpoint in regional tensions between China and Vietnam, http://www.irishtimes.com/news/world/asia-pacific/paracel-islands-a-flashpoint-in-regional-tensions-between-china-and-vietnam-1.1828596
xxxiii	BBC: China-Vietnam tensions: Beijing vows to continue drilling, http://www.bbc.com/news/world-asia-27434945
xxxiv	The Wall Street Journal: Behind Vietnam’s Anti-China Riots, a Tinderbox of Wider Grievances, http://online.wsj.com/articles/behind-vietnams-anti-china-riots-a-tinderbox-of-wider-grievances-1403058492
8

MARKET VECTORS AFRICA INDEX ETF

PERFORMANCE COMPARISON

June 30, 2014 (unaudited)

Total Return	Share Price[1]	NAV	MVAFKTR[2]
Six Months	6.63%	6.63%	7.33%
One Year	25.37%	24.90%	25.65%
Five Year	6.67%	6.88%	7.97%
Life* (annualized)	(1.25)%	(1.24)%	0.11%
Life* (cumulative)	(7.26)%	(7.20)%	0.65%

*	since 7/10/08

Index data prior to June 21, 2013 reflects that of the Dow Jones Africa Titans 50 IndexSM. From June 21, 2013, forward, the index data reflects that of the Fund’s underlying index, Market Vectors® GDP Africa Index (MVAFKTR). All Index history reflects a blend of the performance of the aforementioned Indexes AND IS NOT INTENDED FOR ANY THIRD PARTY USE.

Commencement date for the Market Vectors Africa Index ETF was 7/10/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/10/08) to the first day of secondary market trading in shares of the Fund (7/14/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.87% / Net Expense Ratio 0.82%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.78% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® GDP Africa Index (MVAFKTR) tracks the performance of the largest and most liquid companies in Africa. The weighting of a country in the index is determined by the size of its gross domestic product.

Market Vectors® GDP Africa Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Africa Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

9

MARKET VECTORS BRAZIL SMALL-CAP ETF

PERFORMANCE COMPARISON

June 30, 2014 (unaudited)

Total Return	Share Price[1]	NAV	MVBRFTR[2]
Six Months	3.54%	3.81%	4.16%
One Year	(1.82)%	(2.07)%	(2.34)%
Five Years	6.92%	7.24%	7.95%
Life* (annualized)	9.14%	9.20%	9.93%
Life* (cumulative)	56.71%	57.13%	62.57%

*	since 5/12/09

Commencement date for the Market Vectors Brazil Small-Cap ETF was 5/12/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/12/09) to the first day of secondary market trading in shares of the Fund (5/14/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.76% / Net Expense Ratio 0.60%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Brazil Small-Cap Index (MVBRFTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed on an exchange in Brazil, or that generate at least 50% of their revenues in Brazil.

Market Vectors® Brazil Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Brazil Small-Cap ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

10

MARKET VECTORS CHINAAMC A-SHARE ETF

PERFORMANCE COMPARISON

June 30, 2014 (unaudited)

Total Return	Share Price[1]	NAV	CSIR0300[2]
Six Months	(11.75)%	(8.71)%	(8.17)%
One Year	(4.66)%	(1.27)%	(0.31)%
Life* (annualized)	(8.40)%	(8.18)%	(8.38)%
Life* (cumulative)	(27.81)%	(27.16)%	(27.75)%

*	since 10/13/10

As of January 7, 2014, Market Vectors China ETF’s name changed to Market Vectors ChinaAMC A-Share ETF.

Commencement date for the Market Vectors ChinaAMC A-Share ETF was 10/13/10

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/13/10) to the first day of secondary market trading in shares of the Fund (10/14/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 2.35% / Net Expense Ratio 0.73%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.72% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	CSI 300 Index (CSIR0300) is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Constituent stocks for the Index must have been listed for more than three months (unless the stock’s average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing what the Index Provider believes to be obvious abnormal fluctuations or market manipulation.

CSI 300 Index and its logo are service marks of China Securities Index Co., Ltd. (“CSI”) and have been licensed for use by Van Eck Associates Corporation. The Market Vectors ChinaAMC A-Share ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by CSI and CSI makes no representation regarding the advisability of investing in the Fund. CSI 300 is a registered trademark of China Securities Index Co., Ltd.

11

MARKET VECTORS COLOMBIA ETF

PERFORMANCE COMPARISON

June 30, 2014 (unaudited)

Total Return	Share Price[1]	NAV	MVCOLXTR[2]
Six Months	15.28%	14.64%	14.67%
One Year	22.86%	20.82%	21.40%
Life* (annualized)	1.21%	0.93%	1.26%
Life* (cumulative)	4.05%	3.10%	4.20%

*	since 3/14/11

Commencement date for the Market Vectors Colombia ETF was 3/14/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (3/14/11) to the first day of secondary market trading in shares of the Fund (3/15/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 4.12% / Net Expense Ratio 0.75%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.75% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Colombia Index (MVCOLXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Colombia, or that generate at least 50% of their revenues in Colombia.

Market Vectors® Colombia Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Colombia ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

12

MARKET VECTORS EGYPT INDEX ETF

PERFORMANCE COMPARISON

June 30, 2014 (unaudited)

Total Return	Share Price[1]	NAV	MVEGPTTR[2]
Six Months	25.53%	21.65%	22.56%
One Year	81.43%	83.98%	80.63%
Life* (annualized)	(1.62)%	(1.60)%	(2.07)%
Life* (cumulative)	(6.89)%	(6.81)%	(8.72)%

*	since 2/16/10

Commencement date for the Market Vectors Egypt Index ETF was 2/16/10.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (2/16/10) to the first day of secondary market trading in shares of the Fund (2/18/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 1.00% / Net Expense Ratio 1.00%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.94% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Egypt Index (MVEGPTTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Egypt, or that generate at least 50% of their revenues in Egypt.

Market Vectors® Egypt Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Egypt Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

13

MARKET VECTORS GERMANY SMALL-CAP ETF

PERFORMANCE COMPARISON

June 30, 2014 (unaudited)

Total Return	Share Price[1]	NAV	MVGERJTR[2]
Six Months	5.20%	7.09%	7.33%
One Year	34.29%	35.50%	35.78%
Life* (annualized)	8.94%	9.16%	9.46%
Life* (cumulative)	31.95%	32.82%	34.01%

*	since 4/4/11

Commencement date for the Market Vectors Germany Small-Cap ETF was 4/4/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/4/11) to the first day of secondary market trading in shares of the Fund (4/5/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 3.15% / Net Expense Ratio 0.55%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Germany Small-Cap Index (MVGERJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed on an exchange in Germany, or that generate at least 50% of their revenues in Germany.

Market Vectors® Germany Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Germany Small-Cap ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

14

MARKET VECTORS GULF STATES INDEX ETF

PERFORMANCE COMPARISON

June 30, 2014 (unaudited)

Total Return	Share Price[1]	NAV	MVMESTR[2]
Six Months	10.01%	11.55%	11.93%
One Year	24.09%	28.49%	29.90%
Five Year	10.00%	10.80%	11.91%
Life* (annualized)	(3.18)%	(2.89)%	(2.21)%
Life* (cumulative)	(17.47)%	(16.01)%	(12.46)%

*	since 7/22/08

Index data prior to June 21, 2013 reflects that of the Dow Jones GCC Titans 40 IndexSM. From June 21, 2013, forward, the index data reflects that of the Fund’s underlying index, Market Vectors® GDP GCC Index (MVMESTR). All Index history reflects a blend of the performance of the aforementioned Indexes AND IS NOT INTENDED FOR ANY THIRD PARTY USE.

Commencement date for the Market Vectors Gulf States Index ETF was 7/22/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/22/08) to the first day of secondary market trading in shares of the Fund (7/24/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 1.56%/ Net Expense Ratio 0.98%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.98% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® GDP GCC Index (MVMESTR) provides exposure to publicly traded companies either headquartered in countries belonging to the Gulf Cooperation Council (GCC) or companies that generate the majority of their revenues in these countries

Market Vectors® GDP GCC Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Gulf States Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

15

MARKET VECTORS INDIA SMALL-CAP INDEX ETF

PERFORMANCE COMPARISON

June 30, 2014 (unaudited)

Total Return	Share Price[1]	NAV	MVSCIFTR[2]
Six Months	62.93%	63.33%	63.96%
One Year	83.45%	76.22%	76.18%
Life* (annualized)	(9.83)%	(10.06)%	(9.72)%
Life* (cumulative)	(32.84)%	(33.51)%	(32.54)%

*	since 8/24/10

Commencement date for the Market Vectors India Small-Cap Index ETF was 8/24/10.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/24/10) to the first day of secondary market trading in shares of the Fund (8/25/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.89% / Net Expense Ratio 0.86%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.85% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® India Small-Cap Index (MVSCIFTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are headquartered in India or that generate the majority of their revenues in India.

Market Vectors® India Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors India Small-Cap Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

16

MARKET VECTORS INDONESIA INDEX ETF

PERFORMANCE COMPARISON

June 30, 2014 (unaudited)

Total Return	Share Price[1]	NAV	MVIDXTR[2]
Six Months	15.95%	18.49%	19.04%
One Year	(11.87)%	(12.92)%	(12.79)%
Five Years	12.79%	13.09%	13.74%
Life* (annualized)	23.88%	24.07%	25.06%
Life* (cumulative)	221.54%	224.33%	238.65%

*	since 1/15/09

Commencement date for the Market Vectors Indonesia Index ETF was 1/15/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/15/09) to the first day of secondary market trading in shares of the Fund (1/20/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.72% / Net Expense Ratio 0.58%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.57% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Indonesia Index (MVIDXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Indonesia, or that generate at least 50% of their revenues in Indonesia.

Market Vectors® Indonesia Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Indonesia Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

17

MARKET VECTORS INDONESIA SMALL-CAP ETF

PERFORMANCE COMPARISON

June 30, 2014 (unaudited)

Total Return	Share Price[1]	NAV	MVIDXJTR[2]
Six Months	9.33%	12.93%	14.95%
One Year	(24.34)%	(24.76)%	(24.45)%
Life* (annualized)	(16.04)%	(15.54)%	(14.03)%
Life* (cumulative)	(32.86)%	(31.95)%	(29.14)%

*	since 3/20/12

Commencement date for the Market Vectors Indonesia Small-Cap ETF was 3/20/12.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (3/20/12) to the first day of secondary market trading in shares of the Fund (3/21/12), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 2.72% / Net Expense Ratio 0.61%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.61% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Indonesia Small-Cap Index (MVIDXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Indonesia, or that generate at least 50% of their revenues in Indonesia.

Market Vectors® Indonesia Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Indonesia Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

18

MARKET VECTORS ISRAEL ETF

PERFORMANCE COMPARISON

June 30, 2014 (unaudited)

Total Return	Share Price[1]	NAV	BLSNTR[2]
Six Months	4.24%	4.36%	4.82%
One Year	23.72%	24.54%	25.44%
Life* (annualized)	24.57%	24.22%	25.10%
Life* (cumulative)	24.95%	24.59%	25.47%

*	since 6/25/13

Commencement date for the Market Vectors Israel ETF was 6/25/13.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (6/25/13) to the first day of secondary market trading in shares of the Fund (6/26/13), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.79% / Net Expense Ratio 0.60%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	BlueStar Israel Global IndexTM (BLSNTR) is a rules-based index intended to track the overall performance of publicly traded companies that are generally considered by the Indexer to be Israeli and Israeli linked companies. It primarily includes the largest and the most liquid companies, as well as mid-cap and small-cap companies that display sufficient liquidity.

The BlueStar Israel Global IndexTM (the “Index”) is the exclusive property and a trademark of BlueStar Global Investors LLC and has been licensed for use for certain purposes by Van Eck Associates Corporation for Market Vectors Israel ETF (the “Fund”) based on the Index. The Fund is not sponsored, endorsed, sold or promoted by BlueStar Global Investors LLC, and BlueStar Global Investors LLC makes no representation regarding the advisability of trading in the Fund.

19

MARKET VECTORS LATIN AMERICA SMALL-CAP INDEX ETF

PERFORMANCE COMPARISON

June 30, 2014 (unaudited)

Total Return	Share Price[1]	NAV	MVLATMTR[2]
Six Months	6.45%	7.25%	7.67%
One Year	6.97%	6.32%	6.73%
Life* (annualized)	(2.72)%	(2.57)%	(1.90)%
Life* (cumulative)	(11.03)%	(10.44)%	(7.81)%

*	since 4/6/10

Commencement date for the Market Vectors Latin America Small-Cap Index ETF was 4/6/10.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/6/10) to the first day of secondary market trading in shares of the Fund (4/7/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 2.51% / Net Expense Ratio 0.64%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.63% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Latin America Small-Cap Index (MVLATMTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed on an exchange in the Latin American region or that generate at least 50% of their revenues in the Latin American region.

Market Vectors® Latin America Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Latin America Small-Cap Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

20

MARKET VECTORS POLAND ETF

PERFORMANCE COMPARISON

June 30, 2014 (unaudited)

Total Return	Share Price[1]	NAV	MVPLNDTR[2]
Six Months	0.96%	2.43%	2.50%
One Year	23.50%	23.77%	23.97%
Life* (annualized)	1.12%	1.19%	1.61%
Life* (cumulative)	5.24%	5.61%	7.62%

*	since 11/24/09

Commencement date for the Market Vectors Poland ETF was 11/24/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (11/24/09) to the first day of secondary market trading in shares of the Fund (11/25/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 1.00% / Net Expense Ratio 0.60%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Poland Index (MVPLNDTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed in Poland, or that generate at least 50% of their revenues in Poland.

Market Vectors® Poland Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Poland ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

21

MARKET VECTORS RUSSIA ETF

PERFORMANCE COMPARISON

June 30, 2014 (unaudited)

Total Return	Share Price[1]	NAV	MVRSXTR[2]
Six Months	(8.80)%	(7.88)%	(7.56)%
One Year	7.29%	7.83%	6.60%
Five Years	6.41%	6.49%	5.86%
Life* (annualized)	(3.95)%	(3.89)%	(4.52)%
Life* (cumulative)	(25.13)%	(24.81)%	(28.31)%

*	since 4/24/07

Index data prior to March 19, 2012 reflects that of the DAXglobal® Russia+ Index (DXRPUS). From March 19, 2012 forward, the index data reflects that of the Fund’s underlying index, Market Vectors® Russia Index (MVRSXTR). All Index history reflects a blend of the performance of the aforementioned Indexes AND IS NOT INTENDED FOR ANY THIRD PARTY USE.

Commencement date for the Market Vectors Russia ETF was 4/24/07.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/24/07) to the first day of secondary market trading in shares of the Fund (4/30/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.59% / Net Expense Ratio 0.59%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.62% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Russia Index (MVRSXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed in Russia, or that generate at least 50% of their revenues in Russia.

Market Vectors® Russia Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Russia ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

22

MARKET VECTORS RUSSIA SMALL-CAP ETF

PERFORMANCE COMPARISON

June 30, 2014 (unaudited)

Total Return	Share Price[1]	NAV	MVRSXJTR[2]
Six Months	(17.97)%	(16.83)%	(18.42)%
One Year	(8.08)%	(7.89)%	(8.56)%
Life* (annualized)	(19.82)%	(19.67)%	(19.99)%
Life* (cumulative)	(50.83)%	(50.54)%	(51.17)%

*	since 4/13/11

Commencement date for the Market Vectors Russia Small-Cap ETF was 4/13/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/13/11) to the first day of secondary market trading in shares of the Fund (4/14/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.96% / Net Expense Ratio 0.67%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.67% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Russia Small-Cap Index (MVRSXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed in Russia, or that generate at least 50% of their revenues in Russia.

Market Vectors® Russia Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Russia Small-Cap ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

23

MARKET VECTORS VIETNAM ETF

PERFORMANCE COMPARISON

June 30, 2014 (unaudited)

Total Return	Share Price[1]	NAV	MVVNMTR[2]
Six Months	10.70%	11.00%	11.79%
One Year	15.43%	13.15%	14.32%
Life* (annualized)	(2.19)%	(2.27)%	(1.63)%
Life* (cumulative)	(10.24)%	(10.61)%	(7.69)%

*	since 8/11/09

Commencement date for the Market Vectors Vietnam ETF was 8/11/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/11/09) to the first day of secondary market trading in shares of the Fund (8/14/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.67% / Net Expense Ratio 0.67%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.76% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Vietnam Index (MVVNMTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed in Vietnam, or that generate at least 50% of their revenues in Vietnam.

Market Vectors® Vietnam Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Vietnam ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

24

MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 to June 30, 2014.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

25

MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning	Ending	Annualized	Expenses Paid
	Account	Account	Expense	During the Period*
	Value	Value	Ratio	January 1, 2014-
	January 1, 2014	June 30, 2014	During Period	June 30, 2014
Africa Index ETF
Actual	$1,000.00	$1,066.30	0.82%	$4.20
Hypothetical**	$1,000.00	$1,020.73	0.82%	$4.11
Brazil Small-Cap ETF
Actual	$1,000.00	$1,038.10	0.60%	$3.03
Hypothetical**	$1,000.00	$1,021.82	0.60%	$3.01
ChinaAMC A-Share ETF
Actual	$1,000.00	$912.90	0.73%	$3.46
Hypothetical**	$1,000.00	$1,021.17	0.73%	$3.66
Colombia ETF
Actual	$1,000.00	$1,146.40	0.75%	$3.99
Hypothetical**	$1,000.00	$1,021.08	0.75%	$3.76
Egypt Index ETF
Actual	$1,000.00	$1,216.50	1.00%	$5.50
Hypothetical**	$1,000.00	$1,019.84	1.00%	$5.01
Germany Small-Cap ETF
Actual	$1,000.00	$1,070.90	0.55%	$2.82
Hypothetical**	$1,000.00	$1,022.07	0.55%	$2.76
Gulf States Index ETF
Actual	$1,000.00	$1,115.50	0.98%	$5.14
Hypothetical**	$1,000.00	$1,019.93	0.98%	$4.91
India Small-Cap Index ETF
Actual	$1,000.00	$1,633.30	0.86%	$5.62
Hypothetical**	$1,000.00	$1,020.53	0.86%	$4.31
Indonesia Index ETF
Actual	$1,000.00	$1,184.90	0.58%	$3.14
Hypothetical**	$1,000.00	$1,021.92	0.58%	$2.91
Indonesia Small-Cap ETF
Actual	$1,000.00	$1,129.30	0.61%	$3.22
Hypothetical**	$1,000.00	$1,021.77	0.61%	$3.06
Israel ETF
Actual	$1,000.00	$1,043.60	0.60%	$3.04
Hypothetical**	$1,000.00	$1,021.82	0.60%	$3.01
Latin America Small-Cap Index ETF
Actual	$1,000.00	$1,072.50	0.64%	$3.29
Hypothetical**	$1,000.00	$1,021.62	0.64%	$3.21
Poland ETF
Actual	$1,000.00	$1,024.30	0.60%	$3.01
Hypothetical**	$1,000.00	$1,021.82	0.60%	$3.01
Russia ETF
Actual	$1,000.00	$921.20	0.59%	$2.81
Hypothetical**	$1,000.00	$1,021.87	0.59%	$2.96
Russia Small-Cap ETF
Actual	$1,000.00	$831.70	0.67%	$3.04
Hypothetical**	$1,000.00	$1,021.47	0.67%	$3.36
Vietnam ETF
Actual	$1,000.00	$1,110.00	0.67%	$3.51
Hypothetical**	$1,000.00	$1,021.47	0.67%	$3.36
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2014) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
26

AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

Number of Shares		Value

COMMON STOCKS: 99.3%
Australia: 1.0%
120,305	Aquarius Platinum Ltd. (GBP) * #	$47,794
4,140,393	Paladin Energy Ltd. (CAD) *	1,185,579
		1,233,373
Bermuda: 0.5%
56,401	Kosmos Energy Ltd. (USD) *	633,383
Canada: 4.8%
383,407	Africa Oil Corp. *	2,627,678
118,641	First Quantum Minerals Ltd.	2,541,790
135,463	IAMGOLD Corp. (USD)	558,108
72,860	Semafo, Inc.	342,702
		6,070,278
Egypt: 19.7%
1,996,711	Commercial International Bank Egypt SAE (GDR) # Reg S	9,721,994
670,907	Egyptian Financial Group-Hermes Holding SAE * #	1,441,056
1,640,764	Egyptian Kuwaiti Holding Co. (USD) * #	1,731,214
463,425	Ezz Steel * #	1,106,444
1,227,404	Global Telecom Holding (GDR) * # Reg S	4,373,470
6,136,820	Orascom Telecom Media and Technology Holding SAE * #	1,044,560
358,275	Sidi Kerir Petrochemcials Co. #	879,473
2,665,587	Talaat Moustafa Group #	3,195,838
832,111	Telecom Egypt #	1,568,915
		25,062,964
France: 2.1%
15,971	Bourbon S.A. #	502,387
122,260	Etablissements Maurel et Prom * #	2,095,548
		2,597,935
Ireland: 2.2%
10,585,033	Kenmare Resources Plc (GBP) *	2,805,315
Kenya: 1.5%
13,741,400	Safaricom Ltd.	1,952,304
Malta: 0.1%
27,630	Brait S.E. * †	169,591
Morocco: 8.7%
97,346	Attijariwafa Bank	3,617,052
87,989	Banque Centrale Populaire	2,017,709
64,377	Banque Marocaine du Commerce Exterieur #	1,603,579
183,204	Douja Promotion Groupe Addoha S.A.	1,275,101
223,373	Maroc Telecom #	2,590,145
		11,103,586
Nigeria: 17.2%
35,843,171	First Bank Nigeria Holdings Plc #	3,438,541
32,327,289	Guaranty Trust Bank Plc #	5,755,347
322,143	Nestle Nigeria Plc	2,274,882
3,821,172	Nigerian Breweries Plc	4,035,636
36,226,847	United Bank for Africa Plc #	1,715,078
30,002,816	Zenith Bank Ltd. #	4,617,030
		21,836,514
Singapore: 1.0%
2,766,000	Golden Agri-Resources Ltd. #	1,233,851
South Africa: 20.8%
4,139	Aeci Ltd. #	48,780
85,154	African Bank Investments Ltd. †	54,348
6,358	African Rainbow Minerals Ltd. #	111,942
Number of Shares		Value

South Africa: (continued)
6,067	Anglo American Platinum Ltd. * #	$263,581
36,291	AngloGold Ashanti Ltd. (ADR) *	624,568
16,567	ArcelorMittal South Africa Ltd. * #	48,528
25,441	Aspen Pharmacare Holdings Ltd. #	715,099
27,072	Aveng Ltd. * #	58,877
24,628	AVI Ltd. #	141,806
26,533	Barclays Africa Group Ltd. #	402,781
13,347	Barloworld Ltd. #	127,023
28,510	Bidvest Group Ltd. #	757,428
6,992	Capitec Bank Holdings Ltd. #	146,218
7,463	Clicks Group Ltd.	44,545
24,291	Coronation Fund Managers Ltd. #	218,131
37,628	Discovery Ltd. #	343,671
11,208	Exxaro Resources Ltd. † #	146,100
297,773	FirstRand Ltd. #	1,140,341
18,022	Foschini Group Ltd. #	188,998
57,594	Gold Fields Ltd. (ADR)	214,250
25,576	Harmony Gold Mining Co. Ltd. (ADR) *	75,961
48,850	Impala Platinum Holdings Ltd. #	492,197
16,803	Imperial Holdings Ltd. #	315,847
22,969	Investec Ltd. #	210,603
8,693	JD Group Ltd.	21,931
5,355	Kumba Iron Ore Ltd. † #	171,269
10,357	Liberty Holdings Ltd. #	126,587
89,703	Life Healthcare Group Holdings Ltd. #	349,862
26,734	Lonmin Plc (GBP) * #	108,427
5,946	Massmart Holdings Ltd. #	73,811
33,162	Mediclinic International Ltd. #	254,678
104,406	MMI Holdings Ltd. #	257,609
9,836	Mondi Ltd. #	179,519
19,163	Mr. Price Group Ltd. #	325,701
141,080	MTN Group Ltd. #	2,970,635
28,274	Murray & Roberts Holdings Ltd. * #	64,596
36,320	Nampak Ltd. #	125,568
30,575	Naspers Ltd. #	3,598,721
10,557	Nedbank Group Ltd. #	227,487
77,975	Netcare Ltd. #	210,312
26,832	Northern Platinum Ltd. * #	115,107
18,795	Pick n Pay Stores Ltd. #	102,889
45,592	PPC Ltd. #	134,278
39,997	Remgro Ltd. #	864,866
9,160	Reunert Ltd. #	55,921
62,134	RMB Holdings Ltd. #	307,254
69,749	RMI Holdings #	215,072
161,041	Sanlam Ltd. #	934,691
27,085	Sappi Ltd. * #	97,774
50,256	Sasol Ltd. (ADR)	2,971,135
32,368	Shoprite Holdings Ltd. † #	468,827
21,962	Sibanye Gold Ltd. (ADR)	242,241
12,538	Spar Group Ltd. #	146,636
95,097	Standard Bank Group Ltd. #	1,296,364
155,865	Steinhoff International Holdings Ltd. #	868,629
10,158	Sun International Ltd.	105,029
24,959	Telkom S.A. SOC Ltd. * #	107,187
14,827	Tiger Brands Ltd. #	427,460
23,892	Truworths International Ltd. † #	168,490
30,562	Vodacom Group Ltd. † #	377,612
54,956	Woolworths Holdings Ltd. #	403,825
		26,369,623

See Notes to Financial Statements

27

AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Number of Shares		Value

United Kingdom: 19.5%
282,080	Acergy S.A. (NOK) #	$5,255,735
1,041,032	Afren Plc * #	2,576,630
230,779	African Barrick Gold Ltd. #	815,292
367,580	African Minerals Ltd. * † #	435,060
121,572	Anglo American Plc #	2,976,832
2,639,579	Cenatamin Plc * #	2,875,448
42,274	Investec Plc #	389,126
416,807	Old Mutual Plc #	1,407,308
644,190	Ophir Energy Plc * #	2,420,997
22,039	Petra Diamonds Ltd. *	70,958
15,647	Randgold Resources Ltd. (ADR)	1,323,736
291,432	Tullow Oil Plc #	4,247,776
		24,794,898
United States: 0.2%
3,620	Royal Caribbean Cruises Ltd.	201,272
Total Common Stocks (Cost: $108,019,132)		126,064,887
REAL ESTATE INVESTMENT TRUSTS: 0.7%
Nigeria: 0.0%
40,301	Afriland Properties Plc * # §	524
Number of Shares		Value

South Africa: 0.7%
116,309	Capital Property Fund *	$116,979
149,732	Growthpoint Properties Ltd. #	347,715
20,687	Hyprop Investments Ltd.	155,404
304,434	Redefine Properties Ltd. #	274,497
		894,595
Total Real Estate Investment Trusts (Cost: $904,778)		895,119
Total Investments Before Collateral for Securities Loaned: 100.0%
(Cost: $108,923,910)		126,960,006
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 0.8%
(Cost: $999,875)
999,875	Bank of New York Overnight Government Fund	999,875
Total Investments: 100.8% (Cost: $109,923,785)		127,959,881
Liabilities in excess of other assets: (0.8)%		(992,978)
NET ASSETS: 100.0%		$126,966,903

ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
GDR	Global Depositary Receipt
NOK	Norwegian Krone
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $950,372.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $94,700,819 which represents 74.6% of net assets.
§	Illiquid Security – the aggregate value of illiquid securities is $524 which represents 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	4.9%	$6,198,443
Consumer Staples	7.1	8,950,343
Energy	19.4	24,662,948
Financials	39.2	49,736,706
Health Care	1.2	1,529,951
Industrials	0.8	1,063,845
Materials	15.6	19,832,942
Telecommunication Services	11.8	14,984,828
	100.0%	$126,960,006

See Notes to Financial Statements

28

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$1,185,579	$47,794	$–	$1,233,373
Bermuda	633,383	–	–	633,383
Canada	6,070,278	–	–	6,070,278
Egypt	–	25,062,964	–	25,062,964
France	–	2,597,935	–	2,597,935
Ireland	2,805,315	–	–	2,805,315
Kenya	1,952,304	–	–	1,952,304
Malta	169,591	–	–	169,591
Morocco	6,909,862	4,193,724	–	11,103,586
Nigeria	6,310,518	15,525,996	–	21,836,514
Singapore	–	1,233,851	–	1,233,851
South Africa	4,354,008	22,015,615	–	26,369,623
United Kingdom	1,394,694	23,400,204	–	24,794,898
United States	201,272	–	–	201,272
Real Estate Investment Trusts
Nigeria	–	–	524	524
South Africa	272,383	622,212	–	894,595
Money Market Fund	999,875	–	–	999,875
Total	$33,259,062	$94,700,295	$524	$127,959,881

During the period ended June 30, 2014, transfers of securities from Level 2 to Level 1 were $6,522,096. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2014:

Real Estate Investment Trusts
Nigeria
Balance as of December 31, 2013	$519
Realized gain (loss)	–
Net change in unrealized appreciation (depreciation)	5
Purchases	–
Sales	–
Transfers in and/or out of level 3	–
Balance as of June 30, 2014	$524

See Notes to Financial Statements

29

BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

Number of Shares		Value

COMMON STOCKS: 81.6%
Automobiles & Components: 2.9%
134,600	Autometal S.A.	$1,157,456
149,000	Mahle-Metal Leve S.A. Industria e Comercio	1,550,355
223,200	Tupy S.A.	1,939,552
		4,647,363
Capital Goods: 4.1%
246,800	Iochpe Maxion S.A.	2,203,831
373,150	Mills Estruturas e Servicos de Engenharia S.A.	4,379,172
		6,583,003
Commercial & Professional Services: 2.2%
204,600	American Banknote S.A.	3,544,733
Consumer Durables & Apparel: 15.4%
131,750	Arezzo Industria e Comercio S.A.	1,881,887
1,311,208	Brookfield Incorporacoes S.A. *	860,490
339,100	Direcional Engenharia S.A.	1,780,294
867,150	Even Construtora e Incorporadora S.A.	2,570,642
347,650	EZ Tec Empreendimentos e Participacoes S.A.	3,684,980
889,332	Gafisa S.A. (ADR) †	2,721,356
363,300	Grendene S.A.	2,270,728
395,155	Helbor Empreendimentos S.A.	1,210,771
909,100	MRV Engenharia e Participacoes S.A.	3,069,421
3,074,200	PDG Realty S.A. Empreendimentos e Participacoes *	2,031,379
240,000	Restoque Comercio e Confeccoes de Roupas S.A. *	742,974
126,400	Technos S.A.	731,112
301,100	Tecnisa S.A.	979,819
		24,535,853
Consumer Services: 6.7%
218,500	Abril Educacao S.A.	3,443,390
132,650	CVC Brasil Operadora e Agencia de Viagens S.A.	806,286
196,400	GAEC Educacao S.A.	2,647,111
196,250	International Meal Co. Holdings S.A.	1,820,831
174,500	Ser Educacional S.A.	2,016,287
		10,733,905
Energy: 1.1%
987,750	HRT Participacoes em Petroleo S.A. *	531,986
308,800	QGEP Participacoes S.A.	1,257,841
		1,789,827
Financial: 0.7%
107,440	GP Investments Ltd. (BDR) *	238,756
1,095,892	Rossi Residencial S.A. *	858,064
		1,096,820
Food & Staples Retailing: 0.9%
912,650	Brazil Pharma S.A. *	1,524,181
Food, Beverage & Tobacco: 7.6%
1,113,000	Marfrig Alimentos S.A. *	3,002,254
387,700	Minerva S.A. *	1,945,957
231,000	Sao Martinho S.A.	4,181,942
202,150	SLC Agricola S.A.	1,758,463
990,079	Vanguarda Agro S.A. *	1,277,088
		12,165,704
Number of Shares		Value

Health Care Equipment & Services: 4.1%
225,150	Fleury S.A.	$1,711,935
1,110,900	Odontoprev S.A.	4,776,443
		6,488,378
Insurance: 1.1%
369,100	Brasil Insurance Participacoes e Administracao S.A.	1,795,802
Materials: 2.3%
2,197,830	Beadell Resources Ltd. (AUD) * † #	1,283,711
769,865	Magnesita Refratarios S.A.	1,540,078
218,598	MMX Mineracao e Metalicos S.A. *	200,839
489,400	Paranapanema S.A. *	642,344
		3,666,972
Media: 1.6%
119,250	Smiles S.A.	2,535,580
Real Estate: 5.5%
236,450	Aliansce Shopping Centers S.A.	1,921,992
600,300	Brasil Brokers Participacoes S.A.	953,633
246,200	Iguatemi Empresa de Shopping Centers S.A.	2,487,071
1,003,750	JHSF Participacoes S.A.	1,749,010
154,122	LPS Brasil Consultoria de Imoveis S.A.	697,542
117,150	Sonae Sierra Brasil S.A.	924,687
		8,733,935
Retailing: 6.8%
199,300	B2W Cia Global Do Varejo *	2,525,639
532,800	Cia Hering S.A.	5,362,965
328,900	Magazine Luiza S.A.	1,367,998
215,500	Marisa Lojas S.A.	1,589,794
		10,846,396
Software & Services: 1.3%
86,550	Linx S.A.	2,028,705
Technology Hardware & Equipment: 0.1%
110,150	Positivo Informatica S.A.	107,682
Telecommunication Services: 0.1%
289,318	NII Holdings, Inc. (USD) *	159,125
Transportation: 4.8%
413,476	Gol Linhas Aereas Inteligentes S.A. (ADR) * †	2,265,848
271,950	Julio Simoes Logistica S.A.	1,476,986
2,147,300	Prumo Logistica S.A. *	1,049,597
216,600	Santos Brasil Participacoes S.A.	1,910,629
110,400	Tegma Gestao Logistica S.A.	1,049,787
		7,752,847
Utilities: 12.3%
483,900	Alupar Investimento S.A.	3,547,943
244,700	Cia de Saneamento de Minas Gerais S.A.	4,485,336
826,800	EDP Energias do Brasil S.A.	4,060,095
1,370,800	Eneva S.A. *	763,107
331,922	Equatorial Energia S.A.	3,776,655
303,250	Light S.A.	2,959,072
		19,592,208
Total Common Stocks (Cost: $142,652,993)		130,329,019

See Notes to Financial Statements

30

Number of Shares		Value

PREFERRED STOCKS: 14.1%
Banks: 1.9%
199,704	Banco ABC Brasil S.A.	$1,229,226
186,650	Banco Daycoval S.A.	790,697
198,100	Banco Industrial e Comercial S.A. *	676,920
227,613	Banco Panamericano S.A. *	354,374
		3,051,217
Capital Goods: 3.2%
1,666,900	Marcopolo S.A.	3,236,479
695,850	Randon Implementos e Participacoes S.A.	1,940,003
		5,176,482
Consumer Durables & Apparel: 1.8%
552,905	Alpargatas S.A.	2,877,759
Financial: 1.9%
611,000	Banco do Estado do Rio Grande do Sul S.A.	2,972,731
Insurance: 3.1%
696,618	Sul America S.A.	4,934,180
Media: 0.2%
45,800	Saraiva S.A. Livreiros Editores	404,209
Utilities: 2.0%
91,850	Cia Energetica do Ceara	1,450,810
360,450	Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	1,753,717
		3,204,527
Total Preferred Stocks (Cost: $20,539,621)		22,621,105
REAL ESTATE INVESTMENT TRUST: 2.8%
(Cost: $4,488,454)
Real Estate: 2.8%
80,393	FII BTG Pactual Corporate Office Fund	4,462,275
RIGHTS: 0.1%
Banks: 0.0%
246,671	Banco Panamericano S.A. Rights (BRL 3.38, expiring 07/17/14) *	3,349
Retailing: 0.1%
155,074	B2W Cia Digital Rights (BRL 25.00, expiring 07/08/14) *	136,861
Total Rights (Cost: $0)		140,210
Total Investments Before Collateral for Securities Loaned: 98.6% (Cost: $167,681,068)		157,552,609
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 2.0%
Repurchase Agreements: 2.0%
$1,000,000	Repurchase agreement dated 6/30/14 with Citigroup Global Markets, Inc., 0.10% due 7/1/14, proceeds $1,000,003; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 10/16/14 to 12/15/54, valued at $1,020,000 including accrued interest)	$1,000,000
146,622	Repurchase agreement dated 6/30/14 with Daiwa Capital Markets America, 0.12% due 7/1/14, proceeds $146,622; (collateralized by various U.S. government and agency obligations, 0.00% to 9.88%, due 7/3/14 to 5/15/44, valued at $149,554 including accrued interest)	146,622
1,000,000	Repurchase agreement dated 6/30/14 with HSBC Securities USA, Inc., 0.07% due 7/1/14, proceeds $1,000,002; (collateralized by various U.S. government and agency obligations, 0.00% to 6.38%, due 7/10/14 to 8/15/42, valued at $1,020,003 including accrued interest)	1,000,000
1,000,000	Repurchase agreement dated 6/30/14 with Nomura Securities Int., Inc., 0.11% due 7/1/14, proceeds $1,000,003; (collateralized by various U.S. government and agency obligations, 0.00% to 8.88%, due 7/1/14 to 7/15/56, valued at $1,020,000 including accrued interest)	1,000,000
Total Short-Term Investments Held as Collateral for Securities Loaned
(Cost: $3,146,622)		3,146,622
Total Investments: 100.6% (Cost: $170,827,690)		160,699,231
Liabilities in excess of other assets: (0.6)%		(955,874)
NET ASSETS: 100.0%		$159,743,357

ADR	American Depositary Receipt
AUD	Australian Dollar
BDR	Brazilian Depositary Receipt
BRL	Brazilian Real
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,935,427.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,283,711 which represents 0.8% of net assets.

See Notes to Financial Statements

31

BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	36.6%	$57,575,990
Consumer Staples	8.7	13,689,885
Energy	1.1	1,789,827
Financials	16.6	26,192,245
Health Care	4.1	6,488,378
Industrials	14.6	23,057,065
Information Technology	1.4	2,136,387
Materials	2.3	3,666,972
Telecommunication Services	0.1	159,125
Utilities	14.5	22,796,735
	100.0%	$157,552,609

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$4,647,363	$–	$–	$4,647,363
Capital Goods	6,583,003	–	–	6,583,003
Commercial & Professional Services	3,544,733	–	–	3,544,733
Consumer Durables & Apparel	24,535,853	–	–	24,535,853
Consumer Services	10,733,905	–	–	10,733,905
Energy	1,789,827	–	–	1,789,827
Financial	1,096,820	–	–	1,096,820
Food & Staples Retailing	1,524,181	–	–	1,524,181
Food, Beverage & Tobacco	12,165,704	–	–	12,165,704
Health Care Equipment & Services	6,488,378	–	–	6,488,378
Insurance	1,795,802	–	–	1,795,802
Materials	2,383,261	1,283,711	–	3,666,972
Media	2,535,580	–	–	2,535,580
Real Estate	8,733,935	–	–	8,733,935
Retailing	10,846,396	–	–	10,846,396
Software & Services	2,028,705	–	–	2,028,705
Technology Hardware & Equipment	107,682	–	–	107,682
Telecommunication Services	159,125	–	–	159,125
Transportation	7,752,847	–	–	7,752,847
Utilities	19,592,208	–	–	19,592,208
Preferred Stocks*	22,621,105	–	–	22,621,105
Real Estate Investment Trust*	4,462,275	–	–	4,462,275
Rights*	140,210	–	–	140,210
Repurchase Agreements	–	3,146,622	–	3,146,622
Total	$156,268,898	$4,430,333	$–	$160,699,231

*	See Schedule of Investments for security type and industry sector breakouts.

See Notes to Financial Statements

32

CHINAAMC A-SHARE ETF

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

Number of Shares		Value

COMMON STOCKS: 92.7%
Automobiles & Components: 3.1%
46,400	Beiqi Foton Motor Co. Ltd. #	$38,135
12,900	Byd Co. Ltd. * #	98,776
51,700	Chongqing Changan Automobile Co. Ltd.	102,567
22,400	FAW CAR Co. Ltd. *	34,656
38,600	Fuyao Glass Industry Group Co. Ltd. #	52,246
11,057	Great Wall Motor Co. Ltd.	45,083
23,200	Guangzhou Automobile Group Co. Ltd. #	28,161
28,400	Huayu Automotive Systems Co. Ltd. #	44,773
90,900	SAIC Motor Corp. Ltd. #	224,216
16,332	Weifu High-Technology Group Co. Ltd. #	70,989
		739,602
Banks: 18.9%
714,000	Agricultural Bank of China Ltd. #	290,002
145,200	Bank of Beijing Co. Ltd. #	188,607
180,500	Bank of China Ltd.	74,178
431,700	Bank of Communications Co. Ltd. * #	270,001
57,100	Bank of Nanjing Co. Ltd. #	73,622
31,700	Bank of Ningbo Co. Ltd. #	47,011
81,600	China CITIC Bank Corp. Ltd. #	56,161
263,800	China Construction Bank Corp. #	175,579
547,300	China Everbright Bank Co. Ltd. #	224,066
453,713	China Merchants Bank Co. Ltd. #	748,883
745,320	China Minsheng Banking Corp. Ltd.	745,921
122,400	Huaxia Bank Co. Ltd. #	161,772
470,800	Industrial & Commercial Bank of China Ltd.	257,214
314,300	Industrial Bank Co. Ltd. #	508,098
157,040	Ping An Bank Co. Ltd. #	250,827
307,755	Shanghai Pudong Development Bank Co. Ltd. #	448,855
		4,520,797
Capital Goods: 10.4%
36,500	AVIC Aircraft Co. Ltd. #	61,965
14,500	China Avic Electronics Co. Ltd.	52,976
47,000	China Baoan Group Co. Ltd. # §	80,276
8,520	China CAMC Engineering Co. Ltd. #	22,308
111,500	China CNR Corp. Ltd. #	81,636
64,624	China Communications Construction Co. Ltd. #	39,161
18,900	China CSSC Holdings Ltd. #	64,131
63,300	China Gezhouba Group Co. Ltd. #	37,858
23,700	China International Marine Containers Group Co. Ltd. #	51,420
54,300	China National Chemical Engineering Co. Ltd. #	45,588
84,600	China Railway Construction Corp. Ltd. #	62,945
188,000	China Railway Group Ltd. #	78,247
192,800	China Shipbuilding Industry Co. Ltd.	149,766
16,300	China Spacesat Co. Ltd. #	48,609
412,420	China State Construction Engineering Corp. Ltd.	187,433
56,400	China XD Electric Co. Ltd. #	32,462
5,300	CPT Technology Group Co. Ltd. * # §	19,731
129,500	CSR Corp. Ltd. #	93,994
18,300	Dongfang Electric Corp. Ltd. #	35,022
23,600	Fangda Carbon New Material Co. Ltd. #	36,853
23,200	Han’s Laser Technology Co. Ltd. #	64,846
9,600	Jiangsu Zhongnan Construction Group Co. Ltd.	10,103
Number of Shares		Value

Capital Goods: (continued)
11,800	Jiangxi Hongdu Aviation Industry Corp. Ltd. #	$32,505
8,400	Luxshare Precision Industry Co. Ltd. #	44,345
133,900	Metallurgical Corp of China Ltd. *	36,901
11,800	Minmetals Development Co. Ltd. #	20,122
40,100	NARI Technology Development Co. Ltd. #	86,142
4,100	Neway Valve Suzhou Co. Ltd. #	12,870
144,300	Power Construction Corp. of China Ltd. # §	64,023
83,800	Sany Heavy Industry Co. Ltd. #	68,069
29,770	Shanghai Construction Co. Ltd. #	20,593
7,700	Shanghai Waigaoqiao Free Trade Zone Development Co. Ltd. #	33,130
27,300	Shanxi Coal International Energy Group Co. Ltd. #	15,737
36,300	Suzhou Gold Mantis Construction Decoration Co. Ltd. #	83,043
87,062	TBEA Co. Ltd.	119,123
29,100	Weichai Power Co. Ltd. #	83,443
34,000	XCMG Construction Machinery Co. Ltd. #	37,538
15,000	Xi’ An Aero-Engine Plc #	62,307
46,751	Xiamen C & D, Inc. #	41,157
42,200	Xinjiang Goldwind Science & Technology Co. Ltd. #	64,588
16,650	XJ Electric Co. Ltd.	53,801
24,500	Zhengzhou Yutong Bus Co. Ltd. #	63,745
120,800	Zoomlion Heavy Industry Science and Technology Co. Ltd.	86,244
		2,486,756
Commercial & Professional Services: 0.1%
11,100	Beijing Orient Landscape Co. Ltd.	29,534
Consumer Durables & Apparel: 3.9%
21,000	GoerTek Inc.	90,227
66,154	Gree Electric Appliances Inc. #	314,027
5,100	Guangdong Alpha Animation and Culture Co. Ltd. #	30,144
21,600	Hisense Electric Co. Ltd. #	33,597
46,397	Midea Group Co. Ltd.	144,462
44,900	Qingdao Haier Co. Ltd. #	106,887
8,300	Shanghai Metersbonwe Fashion & Accessories Co. Ltd. #	11,118
17,600	Shenzhen MTC Co. Ltd. #	21,963
101,500	Sichuan Changhong Electric Co. Ltd. #	50,388
207,900	TCL Corp. #	76,394
42,900	Youngor Group Co. Ltd. #	48,548
		927,755
Consumer Services: 1.1%
8,100	China International Travel Service Corp. Ltd.	43,130
60,100	Shanghai Oriental Pearl Group Co. Ltd. # §	107,021
100,000	Shenzhen Overseas Chinese Town Co. Ltd.	75,584
7,567	Zhejiang Yasha Decoration Co. Ltd.	27,512
		253,247
Energy: 4.3%
50,300	China Coal Energy Co. Ltd. #	32,677
16,300	China Oilfield Services Ltd. #	46,174
154,500	China Petroleum & Chemical Corp.	131,219
90,725	China Shenhua Energy Co. Ltd. #	212,507
86,100	Guanghui Energy Co. Ltd. #	97,417

See Notes to Financial Statements

33

CHINAAMC A-SHARE ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Number of Shares		Value

Energy: (continued)
13,700	Guizhou Panjiang Refined Coal Co. Ltd. # $	14,071
13,100	Henan Dayou Energy Co. Ltd.	11,168
19,100	Jizhong Energy Resources Co. Ltd. #	17,978
48,580	Offshore Oil Engineering Co. Ltd. #	57,662
106,900	PetroChina Co. Ltd. #	129,917
32,500	Pingdingshan Tianan Coal Mining Co. Ltd. #	21,165
28,500	SDIC Xinji Energy Co. Ltd.	12,815
13,700	Shaanxi Coal Industry Co. Ltd. * #	9,090
18,854	Shanxi Lanhua Sci-Tech Venture Co. Ltd. #	22,849
25,300	Shanxi Lu’an Environmental Energy Development Co. Ltd. #	30,942
43,300	Shanxi Xishan Coal & Electricity Power Co. Ltd. #	36,765
58,300	Wintime Energy Co. Ltd. #	22,285
33,100	Yang Quan Coal Industry Group Co. Ltd. #	30,095
10,550	Yantai Jereh Oilfield Services Group Co. Ltd. #	68,416
16,300	Yanzhou Coal Mining Co. Ltd. #	18,171
		1,023,383
Financial: 6.8%
20,500	Avic Capital Co. Ltd.	53,092
45,600	Changjiang Securities Co. Ltd. #	70,560
63,900	China Merchants Securities Co. Ltd. #	104,131
216,400	CITIC Securities Co. Ltd. #	399,751
100,600	Founder Securities Co. Ltd. #	88,053
81,400	GF Securities Co. Ltd. #	128,587
27,000	Guoyuan Securities Co. Ltd. #	41,079
222,540	Haitong Securities Co. Ltd. #	328,222
77,004	Huatai Securities Co. Ltd. #	93,334
42,880	Industrial Securities Co. Ltd.	59,569
26,940	Northeast Securities Co. Ltd. #	31,127
19,100	Sealand Securities Co. Ltd. * #	29,077
27,700	Shanxi Securities Co. Ltd. #	28,976
21,300	Sinolink Securities Co. Ltd. #	68,213
33,000	SooChow Securities Co. Ltd. #	37,869
31,000	Southwest Securities Co. Ltd. #	42,714
9,900	Western Securities Co. Ltd. #	17,232
		1,621,586
Food & Staples Retailing: 0.7%
8,812	Jointown Pharmaceutical Group Co. Ltd.	19,016
21,200	Shanghai Friendship Group, Inc. Co. #	37,537
37,300	Shenzhen Agricultural Products Co. Ltd. #	55,453
44,700	Yonghui Superstores Co. Ltd.	45,528
		157,534
Food, Beverage & Tobacco: 5.3%
22,100	Beijing Dabeinong Technology Group Co. Ltd. # §	40,467
38,600	Beijing Yanjing Brewery Co. Ltd. #	40,452
16,840	Beingmate Baby & Child Food Co. Ltd. # §	39,668
16,825	Bright Dairy & Food Co. Ltd.	43,493
42,800	Gansu Yasheng Industrial Group Co. Ltd.	38,144
18,200	Henan Shuanghui Investment & Development Co. Ltd. #	105,000
44,900	Inner Mongolia Yili Industrial Group Co. Ltd. *	239,660
8,900	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. #	72,743
12,514	Kweichow Moutai Co. Ltd. #	285,891
Number of Shares		Value

Food, Beverage & Tobacco: (continued)
19,200	Luzhou Laojiao Co. Ltd. #	$50,749
42,700	MeiHua Holdings Group Co. #	35,281
19,100	New Hope Liuhe Co. Ltd. #	34,762
7,100	Shanxi Xinghuacun Fen Wine Factory Co. Ltd. #	15,191
9,559	Tsingtao Brewery Co. Ltd. #	61,693
52,200	Wuliangye Yibin Co. Ltd. #	150,794
3,700	Yantai Changyu Pioneer Wine Co. Ltd. #	14,365
		1,268,353
Health Care Equipment & Services: 0.7%
6,000	Huadong Medicine Co. Ltd. #	52,231
19,765	Searainbow Holding Corp. *	62,114
26,400	Shanghai Pharmaceuticals Holding Co. Ltd. #	52,866
		167,211
Household & Personal Products: 0.3%
12,978	Shanghai Jahwa United Co. Ltd. #	76,673
Insurance: 5.2%
41,230	China Life Insurance Co. Ltd. #	90,444
86,448	China Pacific Insurance Group Co. Ltd. #	247,866
22,922	New China Life Insurance Co. Ltd. * #	78,073
131,650	Ping An Insurance Group Co.of China Ltd. #	834,902
		1,251,285
Materials: 7.3%
79,000	Aluminum Corporation of China Ltd. * #	38,680
55,000	Anhui Conch Cement Co. Ltd. #	139,365
135,900	Baoshan Iron & Steel Co. Ltd. #	89,881
29,800	BBMG Corp. #	27,004
20,800	Beijing Kangde Xin Composite Material Co. Ltd. # §	76,239
32,400	China Hainan Rubber Industry Group Co. Ltd.	32,061
16,200	China Minmetals Rare Earth Co. Ltd. * #	54,877
6,600	China Molybdenum Co. Ltd. #	7,134
16,200	China Nonferrous Metal Industry’s Foreign Engineering and Construction Co. Ltd. #	25,958
36,100	CSG Holding Co. Ltd. #	39,742
116,800	Hebei Iron & Steel Co. Ltd. *	35,012
40,000	Inner Mongolia Baotou Steel Rare-Earth Hi-Tech Co. Ltd. #	126,695
10,600	Inner Mongolia Junzheng Energy & Chemical Industry Co. Ltd. #	18,000
11,500	Inner Mongolia Yili Energy Co. Ltd.	12,047
110,000	Inner Mongolian Baotou Steel Union Co. Ltd. #	64,179
22,800	Jiangxi Copper Co. Ltd. #	45,058
26,600	Jinduicheng Molybdenum Co. Ltd. #	30,315
5,800	Kingenta Ecological Engineering Group Co. Ltd. #	17,936
42,200	Kingfa Sci & Tech Co. Ltd.	29,992
6,100	Luxin Venture Capital Group Co. Ltd.	15,788
118,100	Pangang Group Vanadium Titanium & Resources Co. Ltd. * #	39,607
17,500	Qinghai Salt Lake Industry Co. Ltd.	42,502
3,400	Rising Nonferrous Metals Share Co. Ltd. * #	21,089
19,600	Shandong Gold Mining Co. Ltd. #	49,002
31,900	Shandong Nanshan Aluminum Co. Ltd. #	25,827

See Notes to Financial Statements

34

Number of Shares		Value

Materials: (continued)
39,700	Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd. #	$43,584
60,305	Sinopec Shanghai Petrochemical Co. Ltd.	31,975
14,800	Tangshan Jidong Cement Co. Ltd. #	19,412
19,500	Tongling Nonferrous Metals Group Co. Ltd. #	28,164
29,733	Wanhua Chemical Group Co. Ltd. #	72,647
52,400	Western Mining Co. Ltd. #	46,185
9,400	Xiamen Tungsten Co. Ltd. #	38,577
60,060	Xinxing Ductile Iron Pipes Co. Ltd. #	35,957
27,500	Yunnan Chihong Zinc & Germanium Co. Ltd. #	40,823
26,700	Yunnan Copper Industry Co. Ltd. * § #	31,625
17,200	Yunnan Tin Co. Ltd. # §	36,565
12,400	Yunnan Yuntianhua Co. Ltd. * #	14,069
29,400	Zhejiang Longsheng Group Co. Ltd. #	76,500
40,500	Zhongjin Gold Co. Ltd. #	49,712
217,300	Zijin Mining Group Co. Ltd. #	76,434
		1,746,219
Media: 2.1%
25,100	BesTV New Media Co. Ltd. # §	134,797
18,000	Chengdu B-Ray Media Co. Ltd.	34,346
19,800	China South Publishing & Media Group Co. Ltd. #	46,074
25,900	CITIC Guoan Information Industry Co. Ltd. #	31,745
12,700	Guangdong Advertising Co. Ltd.	50,309
30,500	Huawen Media Investment Group Corp. #	57,690
19,500	Hunan TV & Broadcast Intermediary Co. Ltd. *	47,862
21,000	Jiangsu Phoenix Publishing & Media Corp. Ltd. #	31,398
24,132	Jishi Media Co. Ltd. #	44,490
1,900	Wasu Media Holding Co. Ltd. * #	8,580
6,500	Zhe Jiang Daily Media Group Co. Ltd.	13,901
		501,192
Pharmaceuticals, Biotechnology: 5.5%
7,500	Beijing SL Pharmaceutical Co. Ltd. * #	53,866
18,000	Beijing Tongrentang Co. Ltd. #	50,542
9,448	China Resources Double Crane Pharmaceutical Co. Ltd. #	26,161
10,776	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. #	31,912
24,000	Guangxi Wuzhou Zhongheng Group Co. Ltd. #	45,356
14,700	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. #	58,869
26,400	Harbin Pharmaceutical Group Co. Ltd. * #	26,466
8,000	Hualan Biological Engineering, Inc. #	33,637
11,600	Humanwell Healthcare Group Co. Ltd. #	55,907
20,550	Jiangsu Hengrui Medicine Co. Ltd. #	109,963
19,700	Jilin Aodong Medicine Industry Groups Co. Ltd. #	49,258
42,279	Kangmei Pharmaceutical Co. Ltd. #	101,827
14,400	Shandong Dong-E E-Jiao Co. Ltd. #	77,319
31,500	Shanghai Fosun Pharmaceutical Group Co. Ltd. #	102,355
6,600	Shenzhen Hepalink Pharmaceutical Co. Ltd. #	19,882
Number of Shares		Value

Pharmaceuticals, Biotechnology: (continued)
5,437	Shenzhen Salubris Pharmaceuticals Co. Ltd. #	$26,280
3,101	Shijiazhuang Yiling Pharmaceutical Co. Ltd.	14,703
6,600	Sichuan Kelun Pharmaceutical Co. Ltd.	42,387
17,000	Tasly Pharmaceutical Group Co. Ltd. #	106,237
19,627	Tonghua Dongbao Pharmaceutical Co. Ltd.	41,215
5,900	Xizang Haisco Pharmaceutical Group Co. Ltd.	18,256
14,300	Yunnan Baiyao Group Co. Ltd. #	120,181
2,200	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd.	27,488
13,900	Zhejiang Hisun Pharmaceutical Co. Ltd. #	33,197
18,000	Zhejiang Medicine Co. Ltd.	26,543
14,950	Zhejiang NHU Co. Ltd. #	29,855
		1,329,662
Real Estate: 4.4%
30,800	Beijing Capital Development Co. Ltd. #	21,442
14,500	China Fortune Land Development Co. Ltd.	58,818
28,400	China Merchants Property Development Co. Ltd. #	47,689
266,200	China Vanke Co. Ltd. #	354,735
66,600	Financial Street Holdings Co. Ltd. #	58,478
122,900	Gemdale Corp.	176,081
12,700	Jinke Properties Group Co. Ltd. #	14,101
176,604	Poly Real Estate Group Co. Ltd.	141,169
15,600	RiseSun Real Estate Development Co. Ltd. #	23,811
41,100	Shanghai Chengtou Holding Co. Ltd. #	41,732
11,200	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd.	28,591
21,300	Shanghai Zhangjiang High-Tech Park Development Co. Ltd. #	22,381
22,500	Suning Universal Co. Ltd. #	16,354
68,800	Xinhu Zhongbao Co. Ltd. #	32,361
37,400	Zhejiang China Commodities City Group Co. Ltd. #	30,321
		1,068,064
Retailing: 1.2%
15,400	Haining China Leather Market Co. Ltd. #	30,956
37,500	Liaoning Cheng Da Co. Ltd. * #	92,117
21,600	Pang Da Automobile Trade Co. Ltd. * #	15,287
27,700	Shanghai Yuyuan Tourist Mart Co. Ltd. #	32,866
121,800	Suning Commerce Group Co. Ltd. * #	128,784
		300,010
Semiconductor: 0.5%
21,891	Sanan Optoelectronics Co. Ltd. #	82,671
9,700	Tianjin Zhonghuan Semiconductor Joint-Stock Co. Ltd. * #	29,838
		112,509
Software & Services: 1.5%
15,200	Aisino Co. Ltd. #	51,128
15,380	Anhui USTC iFlytek Co. Ltd.	65,932
20,200	DHC Software Co. Ltd.	65,499
10,300	Glodon Software Co. Ltd. #	43,912
23,642	Neusoft Corp.	51,399

See Notes to Financial Statements

35

CHINAAMC A-SHARE ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Number of Shares		Value

Software & Services: (continued)
7,600	People.cn Co. Ltd. #	$47,994
16,020	Yonyou Software Co. Ltd.	36,326
		362,190
Technology Hardware & Equipment: 2.9%
23,400	Beijing Zhongke Sanhuan High-Tech Co. Ltd.	44,801
280,000	BOE Technology Group Co. Ltd. * #	97,894
19,900	Dongxu Optoelectronic Technology Co. Ltd. * #	24,069
13,300	Fiberhome Telecommunication Technologies Co. Ltd. # §	25,971
19,200	Guangzhou Haige Communications Group, Inc. Co. #	49,316
33,184	Hangzhou Hikvision Digital Technology Co. Ltd. #	90,592
5,500	Shenzhen Aisidi Co. Ltd. * #	13,178
13,600	Shenzhen Laibao Hi-tech Co. Ltd.	24,767
17,860	Shenzhen O-film Tech Co. Ltd. #	61,660
42,300	Tsinghua Tongfang Co. Ltd. #	60,797
5,600	Universal Scientific Industrial Shanghai Co. Ltd.	27,833
16,100	Zhejiang Dahua Technology Co. Ltd.	69,927
54,000	ZTE Corp. * #	114,132
		704,937
Telecommunication Services: 0.8%
233,100	China United Network Communications Ltd. #	121,296
30,500	Dr Peng Telcom & Media Group Co. Ltd. #	70,986
		192,282
Transportation: 2.3%
46,900	Air China Ltd. #	24,864
70,000	China Eastern Airlines Corp. Ltd. * #	26,065
87,200	China Shipping Container Lines Co. Ltd. * #	29,656
96,500	China Southern Airlines Co. Ltd. #	35,924
Number of Shares		Value

Transportation: (continued)
163,500	Daqin Railway Co. Ltd. #	$166,269
93,200	Guangshen Railway Co. Ltd. #	38,157
162,400	Hainan Airlines Co. Ltd. *	43,708
105,600	Ningbo Port Co. Ltd.	38,632
26,500	Shanghai International Airport Co. Ltd. #	55,101
125,100	Shanghai International Port Group Co. Ltd.	89,717
		548,093
Utilities: 3.4%
30,200	Beijing Capital Co. Ltd.	30,078
49,300	Chengdu Xingrong Investment Co. Ltd. #	37,902
136,100	China Yangtze Power Co. Ltd. #	136,492
26,400	Chongqing Water Group Co. Ltd. #	21,018
82,400	Datang International Power Generation Co. Ltd. # §	47,284
236,900	GD Power Development Co. Ltd. #	82,798
65,300	Huadian Power International Corp. Ltd.	32,308
115,500	Huaneng Power International, Inc. #	105,417
29,400	Hubei Energy Group Co. Ltd.	24,970
53,200	Inner Mongolia MengDian HuaNeng Thermal Power Co. Ltd. #	32,343
93,300	SDIC Power Holdings Co. Ltd.	76,685
62,600	Shenergy Co. Ltd.	43,583
21,800	Shenzhen Energy Group Co. Ltd. #	19,724
10,900	Shenzhen Gas Corp. Ltd. #	11,730
28,300	Sichuan Chuantou Energy Co. Ltd. #	53,616
13,880	Sound Environmental Co. Ltd. #	51,109
21,710	Zhejiang Zheneng Electric Power Co. Ltd.	15,815
		822,872
Total Common Stocks (Cost: $23,136,943)		22,211,746
Other assets less liabilities: 7.3%		1,759,504
NET ASSETS: 100.0%		$23,971,250

*	Non-income producing
§	Illiquid Security – the aggregate value of illiquid securities is $703,667 which represents 2.9% of net assets.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $17,426,487 which represents 72.7% of net assets.

Total Return Swap Contracts – As of June 30, 2014, the Fund had an outstanding swap contract with the following terms:

Long Exposure

Counterparty	Referenced Obligation	Notional Amount	Rate Paid by the Fund	Termination Date	% of Net Assets	Unrealized Depreciation
Credit Suisse Securities
(Europe) Limited	CSI 300 Total Return Index (a)	$1,518,081	0.98%	07/15/14	(0.1)%	$(21,428)

(a)	Segregated cash collateral for swap contracts held at broker is $600,000.

See Notes to Financial Statements

36

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	12.2%	$2,721,806
Consumer Staples	6.8	1,502,560
Energy	4.6	1,023,383
Financials	38.1	8,461,732
Health Care	6.7	1,496,873
Industrials	13.8	3,064,383
Information Technology	5.3	1,179,636
Materials	7.9	1,746,219
Telecommunication Services	0.9	192,282
Utilities	3.7	822,872
	100.0%	$22,211,746

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$182,306	$557,296	$–	$739,602
Banks	1,077,313	3,443,484	–	4,520,797
Capital Goods	696,347	1,790,409	–	2,486,756
Commercial & Professional Services	29,534	–	–	29,534
Consumer Durables & Apparel	234,689	693,066	–	927,755
Consumer Services	146,226	107,021	–	253,247
Energy	155,202	868,181	–	1,023,383
Financial	112,661	1,508,925	–	1,621,586
Food & Staples Retailing	64,544	92,990	–	157,534
Food, Beverage & Tobacco	321,297	947,056	–	1,268,353
Health Care Equipment & Services	62,114	105,097	–	167,211
Household & Personal Products	–	76,673	–	76,673
Insurance	–	1,251,285	–	1,251,285
Materials	199,377	1,546,842	–	1,746,219
Media	146,418	354,774	–	501,192
Pharmaceuticals, Biotechnology	170,592	1,159,070	–	1,329,662
Real Estate	404,659	663,405	–	1,068,064
Retailing	–	300,010	–	300,010
Semiconductor	–	112,509	–	112,509
Software & Services	219,156	143,034	–	362,190
Technology Hardware & Equipment	167,328	537,609	–	704,937
Telecommunication Services	–	192,282	–	192,282
Transportation	172,057	376,036	–	548,093
Utilities	223,439	599,433	–	822,872
Total	$4,785,259	$17,426,487	$–	$22,211,746
Other Financial Instruments:
Swap Contracts	$–	$(21,428)	$–	$(21,428)

See Notes to Financial Statements

37

COLOMBIA ETF

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

Number of Shares		Value

COMMON STOCKS: 88.6%
Banks: 11.9%
18,189	Bancolombia S.A.	$257,116
3,692	Bancolombia S.A. (ADR)	213,398
		470,514
Diversified Financials: 13.2%
1,869,079	Bolsa de Valores de Colombia	22,897
8,852	Corp Financiera Colombiana S.A.	180,765
14,999	Grupo de Inversiones Suramericana S.A.	318,754
		522,416
Energy: 21.2%
11,993	Canacol Energy Ltd. (CAD) *	78,114
8,166	Ecopetrol S.A. (ADR) †	294,384
23,815	Gran Tierra Energy, Inc. (USD) *	193,378
8,420	Pacific Rubiales Energy Corp. (CAD) †	171,075
8,814	Parex Resources, Inc. (CAD) *	103,665
		840,616
Food & Staples Retailing: 4.9%
11,667	Almacenes Exito S.A.	196,366
Food, Beverage & Tobacco: 6.0%
16,123	Grupo Nutresa S.A.	237,186
Materials: 16.7%
29,485	Cementos Argos S.A.	185,626
16,900	Cemex Latam Holdings S.A. *	165,624
8,910	Continental Gold Ltd. (CAD) *	29,225
23,470	Grupo Argos S.A.	282,515
		662,990
Utilities: 14.7%
28,297	Celsia S.A. E.S.P.	91,937
185,988	Empresa de Energia de Bogota S.A.	157,508
36,016	Interconexion Electrica S.A. E.S.P. *	175,908
94,205	Isagen S.A. E.S.P.	155,545
		580,898
Total Common Stocks (Cost: $3,110,347)		3,510,986
Number of Shares		Value

PREFERRED STOCKS: 11.5%
Banks: 4.9%
7,188	Banco Davivienda S.A.	$116,080
107,292	Grupo Aval Acciones y Valores	77,147
		193,227
Diversified Financials: 4.2%
7,856	Grupo de Inversiones Suramericana S.A.	166,535
Materials: 2.4%
7,980	Grupo Argos S.A.	95,207
Total Preferred Stocks (Cost: $375,647)		454,969
MONEY MARKET FUND: 2.2% (Cost: $86,332)
86,332	Dreyfus Government Cash Management Fund	86,332
Total Investments Before Collateral for Securities Loaned: 102.3%
(Cost: $3,572,326)		4,052,287
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 11.7%
(Cost: $464,559)
464,559	Bank of New York Overnight Government Fund	464,559
Total Investments: 114.0% (Cost: $4,036,885)		4,516,846
Liabilities in excess of other assets: (14.0)%		(555,397)
NET ASSETS: 100.0%		$3,961,449

ADR	American Depositary Receipt
CAD	Canadian Dollar
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $449,771.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Staples	10.7%	$433,552
Energy	20.8	840,616
Financials	33.4	1,352,692
Materials	18.7	758,197
Utilities	14.3	580,898
Money Market Fund	2.1	86,332
	100.0%	$4,052,287

See Notes to Financial Statements

38

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$3,510,986	$–	$–	$3,510,986
Preferred Stocks*	454,969	–	–	454,969
Money Market Funds	550,891	–	–	550,891
Total	$4,516,846	$–	$–	$4,516,846

*	See Schedule of Investments for security type and industry sector breakouts.

See Notes to Financial Statements

39

EGYPT INDEX ETF

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.7%
Banks: 8.2%
1,171,530	Commercial International Bank Egypt SAE (GDR) # Reg S	$5,704,184
Capital Goods: 3.6%
549,234	El Sewedy Electric Co. #	2,505,302
Consumer Durables & Apparel: 1.4%
1,320,091	Arab Cotton Ginning Co. #	954,064
Consumer Services: 1.1%
3,154,850	Egyptian for Tourism Resorts Co. *	741,274
Diversified Financials: 20.3%
2,080,942	Arabia Investments Development Financial Investments Holding Co. #	536,481
4,179,152	Citadel Capital Corp. * #	2,214,117
1,685,720	Egyptian Financial Group-Hermes Holding SAE * #	3,620,795
4,324,575	Egyptian Kuwaiti Holding Co. (USD) * #	4,562,976
1,673,027	Pioneers Holding * #	3,094,853
		14,029,222
Energy: 11.1%
1,168,119	Circle Oil Plc (GBP) *	439,408
1,342,573	Maridive & Oil Services SAE (USD) * #	1,411,574
1,123,488	Petroceltic International Plc (GBP) * †	3,054,382
367,911	Transglobe Energy Corp. (CAD)	2,766,716
		7,672,080
Food, Beverage & Tobacco: 5.4%
2,188,719	Juhayna Food Industries * #	3,697,993
Materials: 13.4%
3,031,696	Cenatamin Plc (GBP) * #	3,302,604
298,142	Egyptian Financial & Industrial Co. #	432,941
1,297,039	Ezz Steel * #	3,096,728
1,003,816	Sidi Kerir Petrochemcials Co. #	2,464,110
		9,296,383
Number of Shares		Value

Real Estate: 18.1%
7,161,203	Amer Group Holding #	$1,329,296
508,054	Medinet Nasr Housing *	2,723,577
4,511,550	Palm Hills Developments SAE * #	2,533,433
297,205	Six of October Development & Investment Co. * #	1,349,276
3,832,832	Talaat Moustafa Group #	4,595,277
		12,530,859
Telecommunication Services: 18.1%
1,563,408	Global Telecom Holding (GDR) * # Reg S	5,570,715
17,194,146	Orascom Telecom Media and Technology Holding SAE * #	2,926,649
2,142,675	Telecom Egypt #	4,039,935
		12,537,299
Total Common Stocks (Cost: $53,896,059)		69,668,660
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 1.4%
(Cost: $997,495)
997,495	Bank of New York Overnight Government Fund	997,495
Total Investments: 102.1% (Cost: $54,893,554)		70,666,155
Liabilities in excess of other assets: (2.1)%		(1,453,695)
NET ASSETS: 100.0%		$69,212,460

CAD	Canadian Dollar
GBP	British Pound
GDR	Global Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $953,776.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $59,943,303 which represents 86.6% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	2.4%	$1,695,338
Consumer Staples	5.3	3,697,993
Energy	11.0	7,672,080
Financials	46.3	32,264,265
Industrials	3.6	2,505,302
Materials	13.4	9,296,383
Telecommunication Services	18.0	12,537,299
	100.0%	$69,668,660

See Notes to Financial Statements

40

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$–	$5,704,184	$–	$5,704,184
Capital Goods	–	2,505,302	–	2,505,302
Consumer Durables & Apparel	–	954,064	–	954,064
Consumer Services	741,274	–	–	741,274
Diversified Financials	–	14,029,222	–	14,029,222
Energy	6,260,506	1,411,574	–	7,672,080
Food, Beverage & Tobacco	–	3,697,993	–	3,697,993
Materials	–	9,296,383	–	9,296,383
Real Estate	2,723,577	9,807,282	–	12,530,859
Telecommunication Services	–	12,537,299	–	12,537,299
Money Market Fund	997,495	–	–	997,495
Total	$10,722,852	$59,943,303	$–	$70,666,155

During the period ended June 30, 2014, transfers of securities from Level 1 to Level 2 were $12,009,834 and transfers from Level 2 to Level 1 were $1,837,931. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

41

GERMANY SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

Number
of Shares		Value

COMMON STOCKS: 94.0%
Automobiles & Components: 5.6%
1,670	ElringKlinger A.G. #	$68,812
475	Grammer A.G. #	26,589
1,793	Leoni A.G. #	142,458
2,117	SAF-Holland S.A. #	33,323
		271,182
Banks: 2.5%
2,333	Aareal Bank A.G. #	107,316
1,473	Comdirect Bank A.G. #	15,261
		122,577
Capital Goods: 24.5%
489	Bauer A.G. * #	12,610
747	BayWa A.G. #	41,487
406	CENTROTEC Sustainable A.G. #	10,096
4,976	Deutz A.G. #	39,584
1,425	Duerr A.G. #	126,150
3,288	Gildemeister A.G. #	114,266
10,940	Heidelberger Druckmaschinen A.G. * #	39,865
1,034	Indus Holding A.G. #	51,245
4,764	Kloeckner & Co. S.E. * #	71,735
833	Krones A.G. #	82,514
1,247	KUKA A.G. #	75,399
3,419	Nordex S.E. * #	75,721
1,119	NORMA Group A.G. #	61,730
504	Pfeiffer Vacuum Technology A.G. #	55,516
181	Rational A.G. #	58,410
1,848	Rheinmetall A.G. #	130,664
1,481	SGL Carbon S.E. * #	48,652
512	Vossloh A.G. #	43,503
511	Voxeljet A.G. (ADR) * †	10,700
1,386	Wacker Neuson S.E. #	32,563
		1,182,410
Commercial & Professional Services: 0.9%
262	Bertrandt A.G. #	41,631
Consumer Durables & Apparel: 1.4%
1,361	Gerry Weber International A.G. #	66,400
Consumer Services: 2.9%
8,317	TUI A.G. #	139,771
Diversified Financials: 1.1%
1,009	Aurelius A.G. #	36,769
526	Deutsche Beteiligungs A.G. #	15,549
		52,318
Energy: 0.2%
1,054	CropEnergies A.G. #	7,097
Health Care Equipment & Services: 1.2%
2,263	Balda A.G.	10,253
1,562	Carl Zeiss Meditec A.G. † #	47,860
		58,113
Materials: 3.7%
1,654	Aurubis A.G. #	84,217
708	H&R WASAG A.G. * †	6,925
2,111	Salzgitter A.G. #	89,031
		180,173
Media: 1.6%
2,055	CTS Eventim A.G. #	58,608
939	Stroer Out-of-Home Media A.G. #	20,731
		79,339
Number
of Shares		Value

Pharmaceuticals, Biotechnology: 8.4%
4,479	Evotec A.G. * † #	$21,960
1,638	Gerresheimer A.G. #	112,849
1,285	Morphosys A.G. * #	120,204
3,152	Stada Arzneimittel A.G. #	149,706
		404,719
Real Estate: 15.0%
4,004	CA Immobilien Anlagen A.G. #	75,929
2,858	Conwert Immobilien Invest S.E. #	33,916
2,488	Deutsche Euroshop A.G. #	122,980
10,999	Deutsche Wohnen A.G. #	236,899
2,334	DIC Asset A.G. #	25,553
8,536	GAGFAH S.A. * #	155,242
249	GSW Immobilien A.G. *	12,536
1,662	Patrizia Immobilien A.G. * #	22,054
3,100	TAG Immobilien A.G. #	37,790
		722,899
Retailing: 0.8%
563	Beter Bed Holding NV	13,347
195	Delticom A.G. #	8,785
886	Tom Tailor Holding AG *	17,044
		39,176
Semiconductors: 3.0%
5,070	Aixtron S.E. (ADR) * †	73,718
1,926	Kontron A.G. * #	13,127
230	Manz Automation A.G. * #	24,360
552	SMA Solar Technology A.G. * #	20,709
997	Suss Microtec A.G. * #	11,920
		143,834
Software & Services: 9.7%
634	Bechtle A.G. #	54,205
746	Cancom S.E. #	38,132
3,150	Software A.G. #	113,654
6,101	Wirecard A.G. #	263,094
		469,085
Technology Hardware & Equipment: 3.5%
1,951	ADVA A.G. Optical Networking * #	8,503
2,200	Jenoptik A.G. #	35,798
1,088	LPKF Laser & Electronics A.G. #	22,434
816	Rofin-Sinar Technologies, Inc. (USD) *	19,617
1,471	Wincor Nixdorf A.G. #	83,766
		170,118
Telecommunication Services: 6.5%
2,336	Drillisch A.G. #	92,800
6,327	Freenet A.G. #	200,906
4,430	QSC A.G. #	19,025
		312,731
Transportation: 1.5%
1,115	Hamburger Hafen und Logistik A.G. #	29,589
684	Sixt A.G. #	27,800
564	VTG A.G. #	12,543
		69,932
Total Common Stocks (Cost: $4,209,112)		4,533,505

See Notes to Financial Statements

42

Number of Shares		Value

PREFERRED STOCKS: 3.0%
Capital Goods: 1.1%
773	Jungheinrich A.G. #	$54,419
Health Care Equipment & Services: 1.9%
310	Draegerwerk A.G. & Co. KGaA #	33,315
468	Sartorius A.G. #	56,436
		89,751
Total Preferred Stocks (Cost: $129,791)		144,170
REAL ESTATE INVESTMENT TRUSTS: 3.0%
Real Estate: 3.0%
3,470	Alstria Office A.G.	45,951
5,303	Dream Global Real Estate Investment Trust	48,890
28,218	Hansteen Holdings Plc	49,599
Total Real Estate Investment Trusts (Cost: $144,602)		144,440
Number
of Shares		Value

MONEY MARKET FUND: 1.7% (Cost: $82,954)
82,954	Dreyfus Government Cash Management Fund	$82,954
Total Investments Before Collateral for Securities Loaned: 101.7%
(Cost: $4,566,459)		4,905,069
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 2.8%
(Cost: $137,468)
137,468	Bank of New York Overnight Government Fund	137,468
Total Investments: 104.5% (Cost: $4,703,927)		5,042,537
Liabilities in excess of other assets: (4.5)%		(217,955)
NET ASSETS: 100.0%		$4,824,582

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $131,990.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $4,513,535 which represents 93.6% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	12.1%	$595,868
Energy	0.1	7,097
Financials	21.2	1,042,234
Health Care	11.3	552,583
Industrials	27.5	1,348,392
Information Technology	16.0	783,037
Materials	3.7	180,173
Telecommunication Services	6.4	312,731
Money Market Fund	1.7	82,954
	100.0%	$4,905,069

See Notes to Financial Statements

43

GERMANY SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Automobiles & Components	$–	$271,182	$–	$271,182
Banks	–	122,577	–	122,577
Capital Goods	10,700	1,171,710	–	1,182,410
Commercial & Professional Services	–	41,631	–	41,631
Consumer Durables & Apparel	–	66,400	–	66,400
Consumer Services	–	139,771	–	139,771
Diversified Financials	–	52,318	–	52,318
Energy	–	7,097	–	7,097
Health Care Equipment & Services	10,253	47,860	–	58,113
Materials	6,925	173,248	–	180,173
Media	–	79,339	–	79,339
Pharmaceuticals, Biotechnology	–	404,719	–	404,719
Real Estate	12,536	710,363	–	722,899
Retailing	30,391	8,785	–	39,176
Semiconductors	73,718	70,116	–	143,834
Software & Services	–	469,085	–	469,085
Technology Hardware & Equipment	19,617	150,501	–	170,118
Telecommunication Services	–	312,731	–	312,731
Transportation	–	69,932	–	69,932
Preferred Stocks*	–	144,170	–	144,170
Real Estate Investment Trusts*	144,440	–	–	144,440
Money Market Funds	220,422	–	–	220,422
Total	$529,002	$4,513,535	$–	$5,042,537

*	See Schedule of Investments for security type and industry sector breakouts.

During the period ended June 30, 2014, transfers of securities from Level 2 to Level 1 were $178,426. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

44

GULF STATES INDEX ETF

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

Number of Shares		Value

COMMON STOCKS: 99.9%
Kuwait: 24.8%
157,008	Abyaar Real Estate Development Co. KSCP * #	$23,978
59,537	ALAFCO Aviation Lease and Finance Co. KSCC	53,913
94,306	Boubyan Bank KSC * #	167,541
87,834	Boubyan Petrochemicals Co. #	233,779
128,743	Burgan Bank	233,164
304,456	Commercial Real Estate Co. KSCC #	103,770
325,824	Gulf Bank KSC * #	387,797
463,046	Kuwait Finance House #	1,265,416
118,645	Kuwait International Bank KSCP #	124,288
109,296	Kuwait Investment Projects Co. KSCC #	271,826
75,747	Mabanee Co. SAKC #	279,626
556,842	Mobile Telecommunications Co. KSC	1,226,002
513,059	National Bank of Kuwait SAK	1,749,065
219,521	National Industries Group Holding S.A. *	173,060
191,145	National Investments Co. KSCC #	97,780
122,290	Public Warehousing Co. KSC #	343,066
		6,734,071
Oman: 11.0%
790,324	Bank Muscat SAOG #	1,395,482
236,144	Oman Telecommunications Co.	999,778
230,575	Omani Qatari Telecommunications Co. SAOG #	341,391
155,436	Renaissance Services SAOG #	253,504
		2,990,155
Qatar: 25.0%
24,880	Barwa Real Estate Co. QSC #	242,752
18,986	Commercial Bank of Qatar #	322,820
16,520	Doha Bank QSC #	245,971
8,555	Gulf International Services QSC #	216,071
18,567	Industries Qatar QSC #	861,593
93,990	Masraf Al Rayan QSC #	1,175,225
3,164	National Leasing	26,073
7,034	Qatar Electricity & Water Co. QSC	334,060
3,241	Qatar Fuel Co.	185,437
34,374	Qatar Gas Transport Co. Ltd. Nakilat	190,725
10,265	Qatar Insurance Co SAQ	225,567
7,356	Qatar International Islamic Bank #	147,561
12,691	Qatar Islamic Bank SAQ #	286,185
21,474	Qatar National Bank SAQ #	963,596
7,324	Qatar Navigation #	174,804
17,204	Qatar Telecom (Qtel) QSC #	562,046
21,734	United Development Co.	134,323
118,918	Vodafone Qatar QSC	512,831
		6,807,640
Number of Shares		Value

South Korea: 3.1%
10,678	Samsung Engineering Co. Ltd. * #	$844,985
United Arab Emirates: 33.5%
513,577	Abu Dhabi Commercial Bank	987,218
599,649	Air Arabia PJSC #	202,359
824,744	Aldar Properties PJSC #	696,643
564,775	Arabtec Holding Co. PJSC *	401,346
886,948	Dana Gas PJSC *	144,895
43,530	DP World Ltd. (USD) #	857,584
419,576	Dubai Financial Market PJSC #	298,120
350,638	Dubai Investments PJSC #	257,728
155,523	Dubai Islamic Bank #	273,090
915,441	Emaar Properties PJSC #	2,097,564
255,679	First Gulf Bank PJSC #	1,107,467
33,180	Lamprell Plc (GBP) *	88,219
310,494	National Bank of Abu Dhabi PJSC	1,200,451
288,610	Union National Bank of Abu Dhabi PJSC #	483,600
		9,096,284
United States: 2.5%
84,555	McDermott International, Inc. * †	684,050
Total Common Stocks
(Cost: $21,168,910)		27,157,185

Principal
Amount
CONVERTIBLE BONDS: 0.1%
Oman: 0.1%
$93,424	Bank Muscat SAOG 4.50%, 03/20/17	25,965
20,696	Bank Muscat SAOG 4.50%, 03/20/16	5,859
Total Convertible Bonds (Cost: $30,179)		31,824
Total Investments Before Collateral for Securities Loaned: 100.0%
(Cost: $21,199,089)		27,189,009

Number of
Shares
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 2.3%
(Cost: $628,254)
628,254	Bank of New York Overnight Government Fund	628,254
Total Investments: 102.3% (Cost: $21,827,343)		27,817,263
Liabilities in excess of other assets: (2.3)%		(617,605)
NET ASSETS: 100.0%		$27,199,658

GBP	British Pound
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $609,216.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $17,607,008 which represents 64.7% of net assets.

See Notes to Financial Statements

45

GULF STATES INDEX ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Energy	6.5%	$1,762,901
Financials	63.6	17,303,511
Industrials	14.4	3,912,710
Materials	0.9	233,779
Telecommunication Services	13.4	3,642,048
Utilities	1.2	334,060
	100.0%	$27,189,009

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Kuwait	$3,435,204	$3,298,867	$–	$6,734,071
Oman	999,778	1,990,377	–	2,990,155
Qatar	1,609,016	5,198,624	–	6,807,640
South Korea	–	844,985	–	844,985
United Arab Emirates	2,822,129	6,274,155	–	9,096,284
United States	684,050	–	–	684,050
Convertible Bonds*	–	31,824	–	31,824
Money Market Fund	628,254	–	–	628,254
Total	$10,178,431	$17,638,832	$–	$27,817,263

*	See Schedule of Investments for security type and geographic sector breakouts.

During the period ended June 30, 2014, transfers of securities from Level 1 to Level 2 were $4,858,388 and transfers from Level 2 to Level 1 were $2,480,779. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

46

INDIA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS (a)

June 30, 2014 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.1%
Automobiles & Components: 4.9%
2,403,930	Amtek Auto Ltd. #	$9,829,327
333,344	Ceat Ltd. #	3,788,033
2,458,321	TVS Motor Co. Ltd. #	6,645,505
		20,262,865
Banks: 8.1%
1,643,866	Allahabad Bank #	3,966,512
2,542,450	Andhra Bank #	4,358,013
2,319,090	Dena Bank #	3,294,528
2,645,759	Development Credit Bank Ltd. * #	3,647,372
1,663,681	Dewan Housing Finance Corp. Ltd. #	10,032,252
1,990,482	Karnataka Bank Ltd. #	4,638,943
3,519,337	Vijaya Bank Ltd. #	3,246,040
		33,183,660
Capital Goods: 16.5%
241,536	ABG Shipyard Ltd. * #	1,131,263
215,491	BEML Ltd. #	2,856,035
373,401	BGR Energy Systems Ltd. #	1,326,073
1,294,967	Escorts Ltd. #	2,912,981
6,822,846	Hindustan Construction Co. Ltd. * #	5,312,642
2,364,731	IRB Infrastructure Developers Ltd. #	9,027,324
5,732,270	Jain Irrigation Systems Ltd. #	11,392,346
12,459,094	Lanco Infratech Ltd. * #	2,519,621
918,285	Praj Industries Ltd. #	1,106,546
3,982,932	Sintex Industries Ltd. #	6,511,646
129,362	State Trading Corp. India of Ltd. #	484,358
28,187,486	Suzlon Energy Ltd. * #	13,287,610
351,865	Timken India Ltd. #	1,894,471
2,140,190	Voltas Ltd. #	7,763,252
		67,526,168
Consumer Durables & Apparel: 7.6%
14,548,576	Alok Industries Ltd. #	3,447,914
2,727,508	Arvind Ltd. #	10,603,367
1,068,706	Bombay Dyeing & Manufacturing Co. Ltd. #	1,396,300
992,473	Gitanjali Gems Ltd. *	1,523,074
2,355,376	Rajesh Exports Ltd. #	7,365,810
317,612	Raymond Ltd. #	2,144,629
55,217	TTK Prestige Ltd. #	3,237,148
731,238	VIP Industries Ltd. #	1,318,721
		31,036,963
Consumer Services: 0.8%
971,382	Cox & Kings Ltd. #	3,435,502
Diversified Financials: 8.0%
87,533	Credit Analysis & Research Ltd. #	1,604,212
15,766,936	IFCI Ltd. #	11,043,077
2,855,308	India Infoline Ltd. #	6,013,610
3,922,636	JM Financial Ltd. #	2,684,936
8,886,952	Manappuram Finance Ltd.	3,479,719
1,411,531	SKS Microfinance Ltd. * #	6,489,236
2,060,865	SREI Infrastructure Finance Ltd. #	1,738,550
		33,053,340
Energy: 1.7%
225,176	Aban Offshore Ltd. #	2,847,826
1,697,039	Niko Resources Ltd. (CAD) *	3,489,194
78,134	Reliance Industrial Infrastructure Ltd. #	797,480
		7,134,500
Number of Shares		Value

Food, Beverage & Tobacco: 4.6%
6,479,247	Bajaj Hindusthan Ltd. * #	$3,237,388
3,167,300	Balrampur Chini Mills Ltd. #	4,247,303
943,960	McLeod Russel India Ltd. #	4,980,489
1,147,343	Radico Khaitan Ltd.	2,165,158
9,011,432	Shree Renuka Sugars Ltd. #	4,163,562
		18,793,900
Materials: 7.1%
205,790	Andhra Pradesh Paper Mills *	870,617
481,463	Century Textile & Industries Ltd. #	4,719,494
2,153,449	Chambal Fertilizers & Chemicals Ltd. #	2,058,967
241,837	Ess Dee Aluminium Ltd. #	2,315,150
2,061,910	Gujarat State Fertilisers & Chemicals Ltd. #	2,752,010
2,649,143	India Cements Ltd. #	5,258,463
1,038,800	Jai Corp. Ltd. #	1,853,479
1,231,360	Madras Cements Ltd.	5,946,438
2,267,690	Welspun Corp. Ltd. #	3,293,597
61,962	Welspun Enterprises Ltd. * # §	20,930
		29,089,145
Media: 5.5%
1,882,599	DEN Networks Ltd. * #	7,484,324
475,909	Eros International Media Ltd. * #	1,875,323
1,605,796	Hathway Cable & Datacom Ltd. * #	8,454,378
8,856,920	TV18 Broadcast Ltd. * #	4,803,761
		22,617,786
Pharmaceuticals, Biotechnology: 3.9%
182,023	Ajanta Pharma Ltd. #	4,973,009
292,355	Natco Pharma Ltd. #	4,889,679
1,683,537	Sun Pharma Advanced Research Co. Ltd. * #	4,560,542
881,602	Suven Life Sciences Ltd. #	1,422,269
		15,845,499
Real Estate: 11.8%
2,354,068	Anant Raj Industries Ltd. * #	2,951,560
1,258,735	DB Realty Ltd. * #	2,212,488
1,186,391	Delta Corp. Ltd. #	1,835,174
5,058,948	Housing Development & Infrastructure Ltd. * #	8,500,111
4,205,221	Indiabulls Real Estate Ltd. #	6,992,694
2,439,477	Parsvnath Developers Ltd. * #	1,417,826
824,571	Sobha Developers Ltd. #	6,828,306
31,567,670	Unitech Ltd. * #	17,735,083
		48,473,242
Retailing: 3.3%
267,242	Makemytrip Ltd. (USD) *	9,388,211
1,117,016	Pantaloon Retail India Ltd. * #	2,501,547
849,516	PC Jeweller Ltd. #	1,730,840
		13,620,598
Software & Services: 10.8%
466,934	Financial Technologies India Ltd. #	1,963,518
6,127,906	Firstsource Solutions Ltd. * #	4,186,152
2,331,029	Hexaware Technologies Ltd. #	6,137,083
2,058,761	KPIT Cummins Infosystems Ltd. #	5,902,771
641,541	NIIT Technologies Ltd. #	4,725,531
945,246	Polaris Software Lab Ltd. #	3,316,827
1,704,365	Rolta India Ltd. #	3,187,095
369,240	Tata Elxsi Ltd. #	3,795,040

See Notes to Financial Statements

47

INDIA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS (a)

(unaudited) (continued)

Number
of Shares		Value

Software & Services: (continued)
5,101,944	Vakrangee Software Ltd. #	$10,975,871
		44,189,888
Telecommunication Services: 0.5%
3,259,912	Mahanagar Telephone Nigam * #	1,935,492
Transportation: 2.7%
913,223	Gateway Distriparks Ltd. #	3,494,487
13,288,703	GVK Power & Infrastructure Ltd. * #	4,232,161
587,804	Jet Airways India Ltd. * #	2,484,763
2,769,793	SpiceJet Ltd. * #	880,056
		11,091,467
Utilities: 2.3%
724,425	Indraprastha Gas Ltd. #	4,318,558
3,382,464	PTC India Ltd. #	5,314,878
		9,633,436
Number of Shares		Value

Total Common Stocks
(Cost: $304,481,131)		$410,923,451
MONEY MARKET FUND: 6.3%
(Cost: $25,731,064)
25,731,064	Dreyfus Government Cash Management Fund	25,731,064
Total Investments: 106.4%
(Cost: $330,212,195)		436,654,515
Liabilities in excess of other assets: (6.4)%		(26,295,114)
NET ASSETS: 100.0%		$410,359,401

CAD	Canadian Dollar
USD	United States Dollar
(a)	Represents Consolidated Schedule of Investments.
*	Non-income producing
§	Illiquid Security – the aggregate value of illiquid securities is $20,930 which represents 0.0% of net assets.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $384,061,040 which represents 93.6% of net assets.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	20.8%	$90,973,714
Consumer Staples	4.3	18,793,900
Energy	1.6	7,134,500
Financials	26.3	114,710,242
Health Care	3.6	15,845,499
Industrials	18.0	78,617,635
Information Technology	10.1	44,189,888
Materials	6.7	29,089,145
Telecommunication Services	0.5	1,935,492
Utilities	2.2	9,633,436
Money Market Fund	5.9	25,731,064
	100.0%	$436,654,515

See Notes to Financial Statements

48

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Automobiles & Components	$–	$20,262,865	$–	$20,262,865
Banks	–	33,183,660	–	33,183,660
Capital Goods	–	67,526,168	–	67,526,168
Consumer Durables & Apparel	1,523,074	29,513,889	–	31,036,963
Consumer Services	–	3,435,502	–	3,435,502
Diversified Financials	3,479,719	29,573,621	–	33,053,340
Energy	3,489,194	3,645,306	–	7,134,500
Food, Beverage & Tobacco	2,165,158	16,628,742	–	18,793,900
Materials	6,817,055	22,272,090	–	29,089,145
Media	–	22,617,786	–	22,617,786
Pharmaceuticals, Biotechnology	–	15,845,499	–	15,845,499
Real Estate	–	48,473,242	–	48,473,242
Retailing	9,388,211	4,232,387	–	13,620,598
Software & Services	–	44,189,888	–	44,189,888
Telecommunication Services	–	1,935,492	–	1,935,492
Transportation	–	11,091,467	–	11,091,467
Utilities	–	9,633,436	–	9,633,436
Money Market Fund	25,731,064	–	–	25,731,064
Total	$52,593,475	$384,061,040	$–	$436,654,515

During the period ended June 30, 2014, transfers of securities from Level 1 to Level 2 were $3,339,637 and transfers from Level 2 to Level 1 were $1,253,370. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

49

INDONESIA INDEX ETF

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

Number of Shares		Value

COMMON STOCKS: 99.6%
Automobiles & Components: 7.9%
28,380,100	Astra International Tbk PT #	$17,424,437
Banks: 23.6%
19,001,400	Bank Central Asia Tbk PT #	17,645,212
5,841,448	Bank Danamon Indonesia Tbk PT #	2,042,163
16,091,851	Bank Mandiri Persero Tbk PT #	13,179,811
10,489,932	Bank Negara Indonesia Persero Tbk PT #	4,218,206
16,873,200	Bank Rakyat Indonesia Tbk PT #	14,701,810
		51,787,202
Capital Goods: 3.5%
3,057,000	Gallant Venture Ltd. (SGD) * #	785,561
3,584,869	United Tractors Tbk PT #	6,995,236
		7,780,797
Diversified Financials: 2.5%
4,825,250	First Pacific Company Ltd. (HKD) #	5,386,312
Energy: 6.5%
37,485,200	Adaro Energy Tbk PT #	3,722,389
5,749,350	Banpu PCL (NVDR) (THB) † #	5,242,873
100,715	Bumi Plc (GBP)	129,156
34,570,500	Bumi Resources Tbk PT * #	497,781
927,300	Indo Tambangraya Megah Tbk PT #	2,112,201
2,499,400	Medco Energi Internasional Tbk PT #	747,759
1,889,600	Tambang Batubara Bukit Asam Tbk PT #	1,711,645
		14,163,804
Food, Beverage & Tobacco: 12.7%
737,800	Astra Agro Lestari Tbk PT #	1,755,088
8,840,500	Charoen Pokphand Indonesia Tbk PT #	2,819,669
1,159,000	First Resources Ltd. (SGD) #	2,214,276
13,545,000	Golden Agri-Resources Ltd. (SGD) #	6,042,125
1,263,000	Gudang Garam Tbk PT #	5,701,233
2,597,300	Indofood Cbp Sukses Makmur Tbk PT #	2,195,496
10,292,700	Indofood Sukses Makmur Tbk PT #	5,822,469
6,556,300	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT #	1,281,518
		27,831,874
Household & Personal Products: 3.0%
2,683,000	Unilever Indonesia Tbk PT #	6,628,552
Materials: 8.3%
7,825,300	Aneka Tambang Tbk PT #	720,945
16,173,400	Borneo Lumbung Energi & Metal Tbk PT * #	132,334
46,549,200	G-Resources Group Ltd. (HKD) * #	1,170,080
3,106,500	Indocement Tunggal Prakarsa Tbk PT #	5,907,698
4,890,600	International Nickel Indonesia Tbk PT #	1,467,656
1,084,956	Intrepid Mines Ltd. (AUD) * #	246,144
6,812,600	Semen Gresik Persero Tbk PT #	8,683,819
		18,328,676
Media: 2.2%
6,598,800	Global Mediacom Tbk PT #	1,183,552
11,633,600	Media Nusantara Citra Tbk PT #	2,708,333
35,435,000	MNC Investama Tbk PT #	956,989
		4,848,874

Number of Shares		Value

Pharmaceuticals, Biotechnology: 3.0%
47,280,800	Kalbe Farma Tbk PT #	$6,618,716
Real Estate: 4.9%
22,168,200	Alam Sutera Realty Tbk PT #	827,313
21,542,200	Bumi Serpong Damai PT #	2,700,874
24,527,400	Ciputra Development Tbk PT #	1,916,455
41,619,600	Lippo Karawaci Tbk PT #	3,371,877
20,961,300	Summarecon Agung Tbk PT #	2,007,391
		10,823,910
Retailing: 4.5%
175,000	Jardine Cycle & Carriage Ltd. (SGD) #	6,220,738
3,214,900	Matahari Department Store Tbk PT #	3,743,717
		9,964,455
Telecommunication Services: 10.0%
1,910,100	Indosat Tbk PT #	593,803
377,586	Telekomunikasi Indonesia Tbk PT (ADR)	15,730,233
4,054,000	Tower Bersama Infrastructure Tbk PT #	2,753,786
6,800,700	XL Axiata Tbk PT	2,925,649
		22,003,471
Transportation: 1.8%
4,781,000	Jasa Marga Persero Tbk PT #	2,411,534
10,212,100	Trada Maritime Tbk PT * #	1,576,337
		3,987,871
Utilities: 5.2%
24,431,900	Perusahaan Gas Negara Tbk PT #	11,482,643
Total Common Stocks (Cost: $269,237,870)		219,061,594
REAL ESTATE INVESTMENT TRUST: 0.5% (Cost: $1,063,472)
Real Estate: 0.5%
3,341,000	Lippo Malls Indonesia Retail Trust #	1,072,631
Total Investments Before Collateral for Securities Loaned: 100.1%
(Cost: $270,301,342)		220,134,225

Principal Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 0.7%
Repurchase Agreements: 0.7%
$1,000,000	Repurchase agreement dated 6/30/14 with Nomura Securities Int., Inc., 0.11% due 7/1/14, proceeds $1,000,003; (collateralized by various U.S. government and agency obligations, 0.00% to 8.88%, due 7/1/14 to 7/15/56, valued at $1,020,000 including accrued interest)	1,000,000

See Notes to Financial Statements

50

Principal Amount		Value
Repurchase Agreements: (continued)
$ 500,187	Repurchase agreement dated 6/30/14 with RBS Securities, Inc., 0.08% due 7/1/14, proceeds $500,188; (collateralized by various U.S. government and agency obligations, 0.00% to 6.75%, due 7/3/14 to 7/15/32, valued at $510,192 including accrued interest)	$500,187
Total Short-term Investments Held as Collateral for Securities Loaned
(Cost: $1,500,187)		1,500,187
Total Investments: 100.8% (Cost: $271,801,529)		221,634,412
Liabilities in excess of other assets: (0.8)%		(1,660,436)
NET ASSETS: 100.0%		$219,973,976

ADR	American Depositary Receipt
AUD	Australian Dollar
GBP	British Pound
HKD	Hong Kong Dollar
NVDR	Non-Voting Depositary Receipt
SGD	Singapore Dollar
THB	Thai Baht
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,363,426.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $201,349,187 which represents 91.5% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	14.6%	$32,237,766
Consumer Staples	15.7	34,460,426
Energy	6.4	14,163,804
Financials	31.4	69,070,055
Health Care	3.0	6,618,716
Industrials	5.4	11,768,668
Materials	8.3	18,328,676
Telecommunication Services	10.0	22,003,471
Utilities	5.2	11,482,643
	100.0%	$220,134,225

See Notes to Financial Statements

51

INDONESIA INDEX ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$–	$17,424,437	$–	$17,424,437
Banks	–	51,787,202	–	51,787,202
Capital Goods	–	7,780,797	–	7,780,797
Diversified Financials	–	5,386,312	–	5,386,312
Energy	129,156	14,034,648	–	14,163,804
Food, Beverage & Tobacco	–	27,831,874	–	27,831,874
Household & Personal Products	–	6,628,552	–	6,628,552
Materials	–	18,328,676	–	18,328,676
Media	–	4,848,874	–	4,848,874
Pharmaceuticals, Biotechnology	–	6,618,716	–	6,618,716
Real Estate	–	10,823,910	–	10,823,910
Retailing	–	9,964,455	–	9,964,455
Telecommunication Services	18,655,882	3,347,589	–	22,003,471
Transportation	–	3,987,871	–	3,987,871
Utilities	–	11,482,643	–	11,482,643
Real Estate Investment Trust
Real Estate	–	1,072,631	–	1,072,631
Repurchase Agreements	–	1,500,187	–	1,500,187
Total	$18,785,038	$202,849,374	$–	$221,634,412

During the period ended June 30, 2014, transfers of securities from Level 2 to Level 1 were $3,401,237. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

52

INDONESIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

Number of Shares		Value

COMMON STOCKS: 99.9%
Banks: 6.7%
3,602,600	Bank Bukopin Tbk PT #	$189,951
7,245,100	Bank Pembangunan Daerah Jawa Timur Tbk PT #	249,335
		439,286
Capital Goods: 14.6%
874,900	Adhi Karya Persero Tbk PT #	205,525
2,111,900	Pembangunan Perumahan Persero Tbk PT #	330,254
3,124,700	Surya Semesta Internusa Tbk PT #	180,551
1,216,800	Total Bangun Persada Tbk PT #	73,973
3,059,900	Waskita Karya Persero Tbk PT #	175,599
		965,902
Commercial & Professional Services: 6.1%
7,887,700	Hanson International Tbk PT * #	402,652
Energy: 17.1%
22,073,400	Benakat Integra Tbk PT * #	236,713
5,188,800	Berau Coal Energy Tbk PT *	42,893
14,618,900	Bumi Resources Tbk PT * #	210,498
31,858,900	Energi Mega Persada Tbk PT * #	252,850
1,116,400	Energy Earth PCL (NVDR) (THB) #	204,801
2,574,400	Exploitasi Energi Indonesia Tbk PT * #	41,303
596,000	Geo Energy Resources Ltd (SGD) * #	141,201
		1,130,259
Food, Beverage & Tobacco: 9.8%
1,684,100	BW Plantation Tbk PT #	174,951
408,300	Malindo Feedmill Tbk PT #	93,741
618,200	Sampoerna Agro PT #	121,857
1,305,100	Tiga Pilar Sejahtera Food Tbk #	254,813
		645,362
Insurance: 3.9%
12,558,200	Panin Financial Tbk PT * #	259,628

Number of Shares		Value

Materials: 2.6%
3,294,800	Bumi Resources Minerals Tbk PT * #	$66,897
458,427	Intrepid Mines Ltd. (AUD) * #	104,004
		170,901
Media: 1.1%
3,263,800	Visi Media Asia Tbk PT * #	71,627
Real Estate: 20.2%
3,722,300	Bekasi Fajar Industrial Estate Tbk PT #	132,651
2,682,100	Ciputra Property Tbk PT #	157,458
2,176,300	Eureka Prima Jakarta Tbk PT * #	79,105
16,045,321	Kawasan Industri Jababeka Tbk PT #	300,732
400,100	Lippo Cikarang Tbk PT * #	235,656
8,074,600	Modernland Realty Tbk PT * #	277,332
16,493,500	Sentul City Tbk PT * #	147,577
		1,330,511
Retailing: 5.9%
6,783,600	Multipolar Tbk PT #	386,555
Technology Hardware & Equipment: 4.5%
1,149,800	Erajaya Swasembada Tbk PT * #	104,813
5,017,200	Sigmagold Inti Perkasa Tbk PT *	193,409
		298,222
Transportation: 7.4%
937,600	Citra Marga Nusaphala Persada Tbk PT * #	273,281
914,500	Express Transindo Utama Tbk PT * #	97,982
6,342,500	Nusantara Infrastructure Tbk PT * #	114,549
		485,812
Total Common Stocks (Cost: $7,573,281)		6,586,717
MONEY MARKET FUND: 0.1% (Cost: $9,040)
9,040	Dreyfus Government Cash Management Fund	9,040
Total Investments: 100.0% (Cost: $7,582,321)		6,595,757
Other assets less liabilities: 0.0%		1,581
NET ASSETS: 100.0%		$6,597,338

AUD	Australian Dollar
NVDR	Non-Voting Depositary Receipt
SGD	Singapore Dollar
THB	Thai Baht
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $6,350,415 which represents 96.3% of net assets.

See Notes to Financial Statements

53

INDONESIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	7.0%	$458,182
Consumer Staples	9.8	645,362
Energy	17.1	1,130,259
Financials	30.8	2,029,425
Industrials	28.1	1,854,366
Information Technology	4.5	298,222
Materials	2.6	170,901
Money Market Fund	0.1	9,040
	100.0%	$6,595,757

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$–	$439,286	$–	$439,286
Capital Goods	–	965,902	–	965,902
Commercial & Professional Services	–	402,652	–	402,652
Energy	42,893	1,087,366	–	1,130,259
Food, Beverage & Tobacco	–	645,362	–	645,362
Insurance	–	259,628	–	259,628
Materials	–	170,901	–	170,901
Media	–	71,627	–	71,627
Real Estate	–	1,330,511	–	1,330,511
Retailing	–	386,555	–	386,555
Technology Hardware & Equipment	193,409	104,813	–	298,222
Transportation	–	485,812	–	485,812
Money Market Fund	9,040	–	–	9,040
Total	$245,342	$6,350,415	$–	$6,595,757

During the period ended June 30, 2014, transfers of securities from Level 2 to Level 1 were $278,460. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

54

ISRAEL ETF

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

Number of Shares		Value
COMMON STOCKS: 99.4%
Banks: 10.2%
312,497	Bank Hapoalim B.M. #	$1,806,424
415,423	Bank Leumi Le-Israel B.M. * #	1,620,436
4,938	FIBI Holdings Ltd. * #	123,662
11,675	First International Bank of Israel Ltd. #	187,478
302,178	Israel Discount Bank Ltd. * #	511,982
42,841	Mizrahi Tefahot Bank Ltd. #	554,315
		4,804,297
Capital Goods: 2.7%
15,478	Discount Investment Corp. * #	123,524
7,741	Elbit Systems Ltd. #	476,576
976	Electra Ltd. #	138,864
26,541	Ormat Industries Ltd. #	205,625
2,520	Plasson Industries Ltd. #	108,974
87,481	Shikun & Binui Ltd. #	211,478
		1,265,041
Consumer Durables & Apparel: 1.3%
4,723	Delta-Galil Industries Ltd. #	138,917
8,693	Elco Holdings Ltd. #	96,297
4,501	Fox Wizel Ltd. #	113,095
7,192	SodaStream International Ltd. (USD) *	241,651
		589,960
Consumer Services: 0.3%
73,675	888 Holdings Plc (GBP) #	150,174
Diversified Financials: 1.1%
11,594	Elron Electronic Industries Ltd. * #	103,808
28,293	Meitav DS Investments Ltd.	99,185
3,602	Mivtach Shamir Holdings Ltd. #	121,354
26,154	Plus500 Ltd. (GBP) #	204,513
		528,860
Energy: 4.5%
12,022	Alon USA Energy, Inc. (USD)	149,554
297	Delek Energy Systems Ltd. * #	208,729
1,414	Delek Group Ltd. #	585,370
17,989	Delek US Holdings, Inc. (USD)	507,829
19,231	Naphtha Israel Petroleum Corp. Ltd. * #	142,147
517,069	Oil Refineries Ltd. * #	149,889
2,222	Paz Oil Co. Ltd.	359,538
		2,103,056
Food & Staples Retailing: 0.6%
3,210	Rami Levi Chain Stores Hashikma Marketing Ltd. #	164,514
42,322	Shufersal Ltd. #	138,006
		302,520
Food, Beverage & Tobacco: 1.2%
12,548	Osem Investments Ltd. #	283,334
13,898	Strauss Group Ltd. #	273,053
		556,387
Health Care Equipment & Services: 1.4%
6,427	Brainsway Ltd. * #	105,509
8,807	Lumenis Ltd. (USD) *	85,780
19,715	Mazor Robotics Ltd. * #	172,041
9,798	PhotoMedex, Inc. (USD) *	120,026
16,121	Syneron Medical Ltd. (USD) *	166,369
		649,725

Number of Shares		Value
Insurance: 2.0%
10,836	Clal Insurance Enterprises Holdings Ltd. * #	$209,168
42,277	Harel Insurance Investments & Financial Services Ltd. #	250,460
12,480	Menorah Mivtachim Holdings Ltd. #	151,164
135,887	Migdal Insurance & Financial Holding Ltd. #	221,890
35,417	Phoenix Holdings Ltd. #	130,509
		963,191
Materials: 5.4%
7,980	Caesarstone Sdot-Yam Ltd. (USD)	391,658
13,606	Frutarom Industries Ltd. #	340,360
133,769	Israel Chemicals Ltd. #	1,147,059
1,186	Israel Corp. Ltd. * #	675,432
		2,554,509
Pharmaceuticals, Biotechnology: 28.4%
5,364	Alcobra Ltd. (USD) *	92,851
41,860	Clal Biotechnology Industries Ltd. * #	103,591
21,615	Compugen Ltd. (USD) *	194,319
8,222	Enzymotec Ltd. (USD) *	111,573
10,431	Evogene Ltd. * #	170,336
16,276	Kamada Ltd. * #	114,149
13,487	Medgenics, Inc. (USD) *	104,794
63,541	Opko Health, Inc. (USD) *	561,702
36,266	Perrigo Co. Plc (USD)	5,286,132
38,648	Pluristem Therapeutics, Inc. (USD) *	120,968
4,270	Taro Pharmaceutical Industries Ltd. (USD) *	598,825
112,291	Teva Pharmaceutical Industries Ltd. #	5,903,712
		13,362,952
Real Estate: 5.1%
64,834	Africa Israel Investments Ltd. * #	133,061
7,576	Africa Israel Properties Ltd. * #	134,919
2,828	AL-ROV Israel Ltd. * #	107,892
49,724	Amot Investments Ltd. #	170,092
10,614	Azrieli Group #	349,624
441	Bayside Land Corp. #	123,315
2,328	Big Shopping Centers Ltd. #	100,473
557,002	Elbit Imaging Ltd. * #	102,395
26,288	Gazit-Globe Ltd. #	352,227
50,735	Industrial Buildings Corp. *	104,466
11,790	Jerusalem Economy Ltd. #	113,376
3,907	Jerusalem Oil Exploration * #	178,629
6,392	Melisron Ltd. #	174,289
11,489	Nitsba Holdings Ltd. * #	173,921
1,475	Property & Building Corp. #	93,751
		2,412,430
Retailing: 0.4%
17,104	Delek Automotive Systems Ltd. #	184,254
Semiconductor: 2.5%
11,054	Ceva, Inc. (USD) *	163,268
14,683	DSP Group, Inc. (USD) *	124,659
10,913	EZchip Semiconductor Ltd. * #	281,008
12,217	Mellanox Technologies Ltd. (USD) *	425,885
13,532	Nova Measuring Instruments Ltd. * #	162,866
		1,157,686

See Notes to Financial Statements

55

ISRAEL ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Number of Shares		Value

Software & Services: 22.6%
13,107	Allot Communications Ltd. (USD) *	$171,046
48,150	Amdocs Ltd. (USD)	2,230,790
12,098	Attunity Ltd. (USD) *	94,001
61,424	Babylon Ltd. #	88,975
6,134	Borderfree, Inc. (USD) *	101,640
42,592	Check Point Software Technologies Ltd. (USD) *	2,854,942
16,721	Clicksoftware Technologies Ltd. (USD)	134,938
4,327	Formula Systems Ltd. #	124,564
8,925	Imperva, Inc. (USD) *	233,657
21,710	LivePerson, Inc. (USD) *	220,357
16,430	Magic Software Enterprises Ltd. #	121,336
21,051	Matrix IT Ltd. #	125,145
18,917	NICE Systems Ltd. #	774,802
12,452	Perion Network Ltd. (USD) *	125,765
60,356	Playtech Ltd. (GBP) #	635,345
37,128	SafeCharge International Group Ltd. (GBP) *	123,792
15,058	Sapiens International Corp. N.V. (USD) *	120,464
4,712	Varonis Systems, Inc. (USD) *	136,695
31,542	VeriFone Systems, Inc. (USD) *	1,159,169
15,997	Verint Systems, Inc. (USD) *	784,653
13,380	Wix.com Ltd. (USD) *	265,459
		10,627,535
Technology Hardware & Equipment: 5.8%
19,771	AudioCodes Ltd. (USD) *	139,386
40,969	Ceragon Networks Ltd. (USD) *	104,061
6,858	Ituran Location and Control Ltd. #	166,925
14,644	Orbotech Ltd. (USD) *	222,296
15,204	Radware Ltd. (USD) *	256,491
3,141	Silicom Ltd. (USD)	131,765
12,812	Stratasys Ltd. (USD) *	1,455,828
9,876	SuperCom Ltd. (USD) *	101,427
40,406	Telit Communications Plc (GBP) *	149,230
		2,727,409

Number of Shares		Value

Telecommunication Services: 3.4%
595,022	Bezeq The Israeli Telecommunication Corp. Ltd. #	$1,114,530
20,388	Cellcom Israel Ltd. #	248,680
31,624	Partner Communications Co. Ltd. * #	248,704
		1,611,914
Utilities: 0.5%
7,676	Ormat Technologies, Inc. (USD)	221,299
Total Common Stocks (Cost: $42,521,506)		46,773,199
REAL ESTATE INVESTMENT TRUST: 0.5% (Cost: $195,518)
Real Estate: 0.5%
29,614	Alony Hetz Properties & Investments Ltd. #	232,040
WARRANTS: 0.0% (Cost: $0)
Real Estate: 0.0%
5,946	Africa Israel Investments Ltd. Warrants (ILS 1,200.00, expiring 03/31/15) *	607
Total Investments: 99.9% (Cost: $42,717,024)		47,005,846
Other assets less liabilities: 0.1%		23,670
NET ASSETS: 100.0%		$47,029,516

GBP	British Pound
ILS	Israeli Sheqel
USD	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $25,455,056 which represents 54.1% of net assets.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	2.0%	$924,388
Consumer Staples	1.8	858,907
Energy	4.5	2,103,056
Financials	19.0	8,941,425
Health Care	29.8	14,012,677
Industrials	2.7	1,265,041
Information Technology	30.9	14,512,630
Materials	5.4	2,554,509
Telecommunication Services	3.4	1,611,914
Utilities	0.5	221,299
	100.0%	$47,005,846

See Notes to Financial Statements

56

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$–	$4,804,297	$–	$4,804,297
Capital Goods	–	1,265,041	–	1,265,041
Consumer Durables & Apparel	241,651	348,309	–	589,960
Consumer Services	–	150,174	–	150,174
Diversified Financials	99,185	429,675	–	528,860
Energy	1,016,921	1,086,135	–	2,103,056
Food & Staples Retailing	–	302,520	–	302,520
Food, Beverage & Tobacco	–	556,387	–	556,387
Health Care Equipment & Services	372,175	277,550	–	649,725
Insurance	–	963,191	–	963,191
Materials	391,658	2,162,851	–	2,554,509
Pharmaceuticals, Biotechnology	7,071,164	6,291,788	–	13,362,952
Real Estate	104,466	2,307,964	–	2,412,430
Retailing	–	184,254	–	184,254
Semiconductor	713,812	443,874	–	1,157,686
Software & Services	8,757,368	1,870,167	–	10,627,535
Technology Hardware & Equipment	2,560,484	166,925	–	2,727,409
Telecommunication Services	–	1,611,914	–	1,611,914
Utilities	221,299	–	–	221,299
Real Estate Investment Trust
Real Estate	–	232,040	–	232,040
Warrants	607	–	–	607
Total	$21,550,790	$25,455,056	$–	$47,005,846

During the period ended June 30, 2014, transfers of securities from Level 1 to Level 2 were $625,625 and transfers from Level 2 to Level 1 were $223,848. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

57

LATIN AMERICA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

Number of Shares		Value

COMMON STOCKS: 91.7%
Argentina: 3.3%
1,496	Banco Macro S.A. (ADR)	$53,901
3,308	BBVA Banco Frances S.A. (ADR)	38,505
3,381	Cresud S.A.C.I.F. y A (ADR)	44,122
11,080	Grupo Financiero Galicia S.A. (ADR)	162,322
		298,850
Australia: 0.3%
51,672	Beadell Resources Ltd. * #	30,181
Bermuda: 0.1%
2,550	GP Investments Ltd. (BDR) (BRL) *	5,667
Brazil: 30.6%
5,100	Abril Educacao S.A.	80,372
5,550	Aliansce Shopping Centers S.A.	45,113
11,300	Alupar Investimento S.A.	82,851
4,745	American Banknote S.A.	82,208
3,100	Arezzo Industria e Comercio S.A.	44,280
3,150	Autometal S.A.	27,088
4,971	B2W Cia Global Do Varejo *	62,995
14,050	Brasil Brokers Participacoes S.A.	22,320
8,600	Brasil Insurance Participacoes e Administracao S.A.	41,842
21,300	Brazil Pharma S.A. *	35,572
30,669	Brookfield Incorporacoes S.A. *	20,127
5,700	Cia de Saneamento de Minas Gerais S.A.	104,481
12,300	Cia Hering S.A.	123,807
3,100	CVC Brasil Operadora e Agencia de Viagens S.A.	18,843
7,900	Direcional Engenharia S.A.	41,475
32,100	Eneva S.A. *	17,870
7,733	Equatorial Energia S.A.	87,987
6,250	Eternit S.A.	24,016
20,250	Even Construtora e Incorporadora S.A.	60,031
8,100	EZ Tec Empreendimentos e Participacoes S.A.	85,857
5,300	Fleury S.A.	40,299
4,600	GAEC Educacao S.A.	62,000
20,838	Gafisa S.A. (ADR) †	63,764
9,688	Gol Linhas Aereas Inteligentes S.A. (ADR) * †	53,090
9,270	Helbor Empreendimentos S.A.	28,404
23,100	HRT Participacoes em Petroleo S.A. *	12,441
5,800	Iguatemi Empresa de Shopping Centers S.A.	58,591
4,600	International Meal Co. Holdings S.A.	42,679
5,750	Iochpe Maxion S.A.	51,345
23,450	JHSF Participacoes S.A.	40,861
6,400	Julio Simoes Logistica S.A.	34,759
7,100	Light S.A.	69,281
2,000	Linx S.A.	46,879
3,620	LPS Brasil Consultoria de Imoveis S.A.	16,384
7,650	Magazine Luiza S.A.	31,819
18,050	Magnesita Refratarios S.A.	36,108
3,500	Mahle-Metal Leve S.A. Industria e Comercio	36,418
26,000	Marfrig Alimentos S.A. *	70,134
5,000	Marisa Lojas S.A.	36,886
8,750	Mills Estruturas e Servicos de Engenharia S.A.	102,687
Number of Shares		Value

Brazil: (continued)
9,100	Minerva S.A. *	$45,675
5,150	MMX Mineracao e Metalicos S.A. *	4,732
21,300	MRV Engenharia e Participacoes S.A.	71,916
11,500	Paranapanema S.A. *	15,094
71,900	PDG Realty S.A. Empreendimentos e Participacoes *	47,510
2,600	Positivo Informatica S.A.	2,542
700	Profarma Distribuidora de Produtos Farmaceuticos S.A.	6,812
50,200	Prumo Logistica S.A. *	24,538
7,200	QGEP Participacoes S.A.	29,328
5,600	Restoque Comercio e Confeccoes de Roupas S.A. *	17,336
25,648	Rossi Residencial S.A. *	20,082
5,100	Santos Brasil Participacoes S.A.	44,987
5,400	Sao Martinho S.A.	97,760
4,100	Ser Educacional S.A.	47,374
4,750	SLC Agricola S.A.	41,319
2,800	Smiles S.A.	59,536
2,750	Sonae Sierra Brasil S.A.	21,706
2,700	T4F Entretenimento S.A. *	6,428
2,950	Technos S.A.	17,063
7,050	Tecnisa S.A.	22,942
2,550	Tegma Gestao Logistica S.A.	24,248
5,200	Tupy S.A.	45,187
2,600	UNICASA Industria de Moveis S.A.	4,578
23,186	Vanguarda Agro S.A. *	29,907
		2,792,564
Canada: 22.9%
9,832	Alamos Gold, Inc. (USD)	99,696
8,056	Alvopetro Energy Ltd. *	9,135
11,397	Argonaut Gold, Inc. *	47,209
19,694	AuRico Gold, Inc. (USD)	83,896
52,919	B2Gold Corp. (USD) *	154,523
4,755	Bear Creek Mining Corp. *	13,369
10,943	Canacol Energy Ltd. *	71,275
36,923	Capstone Mining Corp. *	88,929
8,130	Continental Gold Ltd. *	26,667
10,019	Endeavour Silver Corp. (USD) * †	54,704
12,137	First Majestic Silver Corp. (USD) *	131,201
8,773	Fortuna Silver Mines, Inc. *	48,508
29,677	Gran Tierra Energy, Inc. (USD) *	240,977
14,054	Great Panther Silver Ltd. (USD) *	17,708
8,604	HudBay Minerals Inc.	79,585
4,588	MAG Silver Corp. *	43,384
20,032	McEwen Mining, Inc. (USD) *	57,692
14,166	Pan American Silver Corp. (USD)	217,448
8,042	Parex Resources, Inc. *	94,585
11,278	Primero Mining Corp (USD) *	90,337
12,124	Rio Alto Mining Ltd. *	28,178
9,671	Sandstorm Gold Ltd. (USD) * †	66,923
30,709	Sherritt International Corp.	124,327
7,551	Silver Standard Resources, Inc. (USD) *	65,392
28,041	Sulliden Gold Corp. Ltd. *	36,265
62,389	Torex Gold Resources, Inc. *	95,304
		2,087,217

See Notes to Financial Statements

58

Number of Shares		Value

Chile: 7.4%
35,881	AFP Habitat S.A.	$47,975
33,966	AquaChile S.A. *	22,111
33,430	Besalco S.A.	21,883
807,271	Cia Sud Americana de Vapores S.A. *	32,509
18,719	Cruz Blanca Salud S.A.	16,112
53,827	E.CL S.A.	71,832
11,071	Empresas Hites S.A.	6,066
245,715	Empresas Iansa S.A.	8,886
9,555	Forus S.A.	39,534
31,531	Inversiones Aguas Metropolitanas S.A.	51,030
2,283	Inversiones La Construccion S.A.	27,568
285,799	Masisa S.A.	11,881
41,789	Parque Arauco S.A.	76,321
96,832	Ripley Corp. S.A.	63,736
35,220	Salfacorp S.A.	26,495
550,509	Sociedad Matriz SAAM S.A.	45,792
52,794	Vina Concha y Toro S.A.	106,922
		676,653
Luxembourg: 0.7%
6,246	Adecoagro S.A. (USD) *	58,962
Mexico: 15.4%
44,112	Alsea S.A.B de C.V. *	158,618
136,250	Axtel S.A.B. de C.V. *	50,726
35,700	Banregio Grupo Financiero S.A.B. de C.V.	211,721
64,500	Bolsa Mexicana de Valores S.A.B. de C.V.	136,671
7,300	Cia Minera Autlan S.A.B de C.V.	8,412
75,650	Consorcio ARA S.A.B. de C.V. *	35,103
9,545	Controladora Vuela Cia de Aviacion S.A.B de C.V. (ADR) *	85,905
54,750	Corp GEO S.A.B de C.V. * # §	0
43,000	Corp Inmobiliaria Vesta SAB de C.V. †	90,153
19,500	Credito Real S.A.B. de C.V.	43,664
14,271	Empresas ICA S.A.B. de C.V. (ADR) *	111,599
49,700	Grupo Aeromexico S.A.B. de C.V. * †	85,620
19,550	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. †	78,857
17,650	Grupo Famsa S.A.B. de C.V. *	22,720
23,000	Grupo Herdez S.A.B de C.V.	70,276
16,700	Grupo KUO SAB De C.V.	37,613
9,650	Grupo Simec S.A.B de C.V. *	44,726
20,000	Hoteles City Express SAB de C.V. *	36,120
21,800	Organizacion Cultiba S.A.B de C.V. *	39,656
107,200	TV Azteca S.A. de C.V.	60,320
46,500	Urbi Desarrollos Urbanos S.A.B.de C.V. * # §	0
		1,408,480
Panama: 0.9%
2,866	Banco Latinoamericano de Comercio Exterior S.A. (USD)	85,034
Peru: 0.6%
75,025	Ferreyros S.A.	50,937
Puerto Rico: 3.1%
5,710	EVERTEC, Inc.	138,410
9,781	First Bancorp *	53,209
3,426	OFG Bancorp	63,073
1,652	Triple-S Management Corp. *	29,620
		284,312
Number of Shares		Value

Spain: 0.7%
9,742	Duro Felguera S.A. #	$64,972
United Kingdom: 1.1%
65,824	Amerisur Resources Plc *	72,096
7,983	Hochschild Mining Plc * † #	21,927
46,027	Patagonia Gold Plc *	6,302
		100,325
United States: 4.6%
417	Apco Oil and Gas International, Inc. *	6,017
8,124	BPZ Resources, Inc. *	25,022
8,442	Coeur d’Alene Mines Corp. *	77,498
2,644	First Cash Financial Services, Inc. *	152,268
2,663	Fresh Del Monte Produce, Inc.	81,621
4,536	Gold Resource Corp. †	22,952
2,975	Harvest Natural Resources, Inc. * †	14,845
6,746	NII Holdings, Inc. *	3,710
1,593	Superior Industries International, Inc.	32,848
		416,781
Total Common Stocks
(Cost: $9,406,686)		8,360,935
PREFERRED STOCKS: 2.5%
Brazil: 2.2%
4,648	Banco ABC Brasil S.A.	28,610
4,400	Banco Daycoval S.A.	18,640
4,650	Banco Industrial e Comercial S.A. *	15,889
5,787	Banco Panamericano S.A. *	9,010
2,200	Cia Energetica do Ceara	34,750
8,400	Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	40,869
16,287	Randon Implementos e Participacoes S.A.	45,408
1,050	Saraiva S.A. Livreiros Editores	9,267
		202,443
Chile: 0.3%
11,298	Coca-Cola Embonor S.A.	20,430
Total Preferred Stocks
(Cost: $288,739)		222,873
REAL ESTATE INVESTMENT TRUSTS: 5.0%
Brazil: 1.1%
1,881	FII BTG Pactual Corporate Office Fund	104,406
Mexico: 3.9%
23,300	Asesor de Activos Prisma S.A.P.I.de C.V. †	33,764
54,300	Concentradora Fibra Hotelera Mexicana S.A. de C.V.	98,316
65,800	Mexico Real Estate Management S.A. de C.V.	136,383
38,100	TF Administradora Industrial, S. de R.L. de C.V.	85,753
		354,216
Total Real Estate Investment Trusts
(Cost: $451,801)		458,622

See Notes to Financial Statements

59

LATIN AMERICA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

Number of Shares		Value

RIGHTS: 0.0%
Brazil: 0.0%
3,275	B2W Cia Digital Rights (BRL 25.00, expiring 07/08/14) *	$2,890
5,297	Banco Panamericano S.A. Rights (BRL 3.38, expiring 07/17/14) *	72
		2,962
Chile: 0.0%
208,833	Cia Sud Americana de Vapores S.A. Rights (CLP 28.13, expiring 08/02/14) * #	0
Total Rights
(Cost: $0)		2,962
MONEY MARKET FUND: 0.0%
(Cost: $1,070)
1,070	Dreyfus Government Cash Management Fund	1,070
Number of Shares		Value

Total Investments Before Collateral for Securities Loaned: 99.2%
(Cost: $10,148,296)		$9,046,462
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 4.6%
(Cost: $422,638)
422,638	Bank of New York Overnight Government Fund	422,638
Total Investments: 103.8%
(Cost: $10,570,934)		9,469,100
Liabilities in excess of other assets: (3.8)%		(346,553)
NET ASSETS: 100.0%		$9,122,547

ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
BRL	Brazilian Real
CLP	Chilean Peso
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $402,998.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $117,080 which represents 1.3% of net assets.
§	Illiquid Security – the aggregate value of illiquid securities is $0 which represents 0.0% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	18.7%	$1,694,019
Consumer Staples	8.1	729,231
Energy	6.4	575,721
Financials	22.9	2,069,834
Health Care	1.0	92,843
Industrials	12.2	1,105,452
Information Technology	2.1	187,831
Materials	21.8	1,975,074
Telecommunication Services	0.6	54,436
Utilities	6.2	560,951
Money Market Fund	0.0	1,070
	100.0%	$9,046,462

See Notes to Financial Statements

60

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Argentina	$298,850	$–	$–	$298,850
Australia	–	30,181	–	30,181
Bermuda	5,667	–	–	5,667
Brazil	2,792,564	–	–	2,792,564
Canada	2,087,217	–	–	2,087,217
Chile	676,653	–	–	676,653
Luxembourg	58,962	–	–	58,962
Mexico	1,408,480	–	–	1,408,480
Panama	85,034	–	–	85,034
Peru	50,937	–	–	50,937
Puerto Rico	284,312	–	–	284,312
Spain	–	64,972	–	64,972
United Kingdom	78,398	21,927	–	100,325
United States	416,781	–	–	416,781
Preferred Stocks*	222,873	–	–	222,873
Real Estate Investment Trusts*	458,622	–	–	458,622
Rights*	2,962	–	–	2,962
Money Market Funds	423,708	–	–	423,708
Total	$9,352,020	$117,080	$–	$9,469,100

*	See Schedule of Investments for security type and geographic sector breakouts.

During the period ended June 30, 2014, transfers of securities from Level 2 to Level 1 were $344,184. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2014:

Common Stocks
Mexico
Balance as of December 31, 2013	$–
Realized gain (loss)	–
Net change in unrealized appreciation (depreciation)	(536)
Purchases	–
Sales	–
Transfers in and/or out of level 3	536
Balance as of June 30, 2014	$–

Transfers from Level 2 to Level 3 resulted primarily from suspended trading activity.

See Notes to Financial Statements

61

POLAND ETF

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

Number of Shares		Value

COMMON STOCKS: 100.2%
Banks: 34.1%
29,620	Alior Bank S.A. * #	$809,321
23,447	Bank Handlowy w Warszawie S.A. #	924,257
191,561	Bank Millennium S.A. #	490,298
31,695	Bank Pekao S.A. #	1,815,537
11,379	Bank Zachodni WBK S.A. #	1,383,335
6,055	BRE Bank S.A. #	1,007,610
703,840	Get Bank S.A. * #	728,079
178,459	Getin Holding S.A. * † #	183,481
172,171	PKO Bank Polski S.A. #	2,137,751
		9,479,669
Diversified Financials: 0.9%
19,499	Warsaw Stock Exchange #	250,003
Energy: 14.1%
39,154	Grupa Lotos S.A. * #	477,214
14,893	Lubelski Wegiel Bogdanka S.A. † #	584,740
111,486	Polski Koncern Naftowy Orlen S.A. #	1,504,459

773,623	Polskie Gornictwo Naftowe I Gazownictwo S.A. #	1,336,583
		3,902,996
Food & Staples Retailing: 7.1%
55,692	Eurocash S.A. #	738,258
75,803	Jeronimo Martins, SGPS S.A. (EUR) #	1,246,182
		1,984,440
Insurance: 8.1%
15,325	Powszechny Zaklad Ubezpieczen S.A. #	2,239,259
Materials: 10.6%
37,925	Jastrzebska Spolka Weglowa S.A. † #	587,043
47,331	KGHM Polska Miedz S.A. * #	1,940,611
284,948	Synthos S.A. #	415,773
		2,943,427
Number of Shares		Value

Media: 4.1%
107,078	Cyfrowy Polsat S.A. #	$788,393
67,767	TVN S.A. * †	345,898
		1,134,291
Real Estate: 0.9%
100,868	Globe Trade Centre S.A. * † #	261,445
Software & Services: 1.9%
38,725	Asseco Poland S.A. #	524,613
Telecommunication Services: 4.9%
104,887	Netia S.A. #	179,253
373,549	Telekomunikacja Polska S.A. †	1,193,212
		1,372,465
Utilities: 13.5%
155,265	Enea S.A. #	807,668
249,389	Polska Grupa Energetyczna S.A. #	1,776,825
679,308	Tauron Polska Energia S.A. * #	1,156,675
		3,741,168
Total Common Stocks
(Cost: $29,082,327)		27,833,776
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 8.9%
(Cost: $2,471,410)
2,471,410	Bank of New York Overnight Government Fund	2,471,410
Total Investments: 109.1%
(Cost: $31,553,737)		30,305,186
Liabilities in excess of other assets: (9.1)%		(2,527,357)
NET ASSETS: 100.0%		$27,777,829

EUR	Euro
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,715,161.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $26,294,666 which represents 94.7% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	4.1%	$1,134,291
Consumer Staples	7.1	1,984,440
Energy	14.0	3,902,996
Financials	43.9	12,230,376
Information Technology	1.9	524,613
Materials	10.6	2,943,427
Telecommunication Services	4.9	1,372,465
Utilities	13.5	3,741,168
	100.0%	$27,833,776

See Notes to Financial Statements

62

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$–	$9,479,669	$–	$9,479,669
Diversified Financials	–	250,003	–	250,003
Energy	–	3,902,996	–	3,902,996
Food & Staples Retailing	–	1,984,440	–	1,984,440
Insurance	–	2,239,259	–	2,239,259
Materials	–	2,943,427	–	2,943,427
Media	345,898	788,393	–	1,134,291
Real Estate	–	261,445	–	261,445
Software & Services	–	524,613	–	524,613
Telecommunication Services	1,193,212	179,253	–	1,372,465
Utilities	–	3,741,168	–	3,741,168
Money Market Fund	2,471,410	–	–	2,471,410
Total	$4,010,520	$26,294,666	$–	$30,305,186

During the period ended June 30, 2014, transfers of securities from Level 2 to Level 1 were $444,172. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

63

RUSSIA ETF

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

Number of Shares		Value

COMMON STOCKS: 94.3%
Banks: 10.5%
11,003,057	Sberbank of Russia (ADR) #	$111,178,475
25,910,394	VTB Bank OJSC (GDR) # Reg S	63,079,217
		174,257,692
Energy: 37.4%
948,079	Eurasia Drilling Co. Ltd. (GDR) Reg S	29,864,488
2,210,896	Lukoil (ADR) #	131,699,915
743,256	Novatek OAO (GDR) # Reg S	92,287,312
15,897,020	OAO Gazprom (ADR) * #	138,128,619
504,647	OAO TMK (GDR) Reg S	4,895,076
10,521,550	Rosneft Oil Co. (GDR) # Reg S	76,802,486
9,156,735	Surgutneftegas OJSC (ADR) * #	70,614,195
2,056,264	Tatneft (ADR) * #	79,680,086
		623,972,177
Food & Staples Retailing: 7.7%
1,821,202	Magnit OAO (GDR) Reg S	107,335,011
386,203	O’Key Group S.A. (GDR) # Reg S	3,542,242
835,265	X5 Retail Group N.V. (GDR) * # Reg S	18,014,666
		128,891,919
Materials: 15.2%
3,397,941	Evraz Plc (GBP) #	5,158,622
5,034,519	JSC MMC Norilsk Nickel (ADR) #	99,958,195
1,233,366	Magnitogorsk Iron & Steel Works (GDR) * # Reg S	3,223,969
1,963,135	Mechel OAO (ADR) *	4,299,266
860,211	Novolipetsk Steel (GDR) # Reg S	12,075,540
1,398,092	Petropavlovsk Plc (GBP) * #	1,085,746
2,036,403	Polymetal International (GBP) #	20,173,488
6,838,953	Polyus Gold International Ltd. (GBP) * #	21,874,659
1,297,663	Raspadskaya OAO (USD) *	748,222
1,803,574	Severstal OAO (GDR) # Reg S	14,698,623
15,576,000	United Company RUSAL Plc (HKD) * #	7,063,003
2,769,251	Uralkali OJSC (GDR) # Reg S	63,658,285
		254,017,618
Media: 0.4%
574,884	CTC Media, Inc. (USD)	6,329,473
Pharmaceuticals, Biotechnology: 0.5%
632,538	OTCPharm * # §	2,840,711
573,434	Pharmstandard (GDR) * # Reg S	5,263,367
		8,104,078
Real Estate: 0.5%
2,006,940	LSR Group (GDR) # Reg S	7,808,795
Number of Shares		Value

Software & Services: 5.3%
408,631	Mail.ru Group Ltd. (GDR) * # Reg S	$14,378,491
2,054,775	Yandex N.V. (USD) *	73,232,181
		87,610,672
Telecommunication Services: 12.8%
1,080,580	MegaFon OAO (GDR) * # Reg S	34,021,768
4,346,199	Mobile TeleSystems OJSC (ADR)	85,793,968
1,505,086	Rostelecom OJSC (ADR) * #	22,677,459
1,780,804	Sistema JSFC (GDR) * # Reg S	54,844,847
1,981,136	VimpelCom Ltd. (ADR)	16,641,542
		213,979,584
Transportation: 1.0%
411,338	Global Ports Investments Plc (GDR) Reg S	4,421,883
1,081,166	Globaltrans Investment Plc (GDR) Reg S	12,379,351
		16,801,234
Utilities: 3.0%
103,421,704	E.ON Russia JSC (USD) *	8,610,374
2,482,938,394	Federal Grid Co. Unified Energy System JSC (USD) *	4,297,966
247,711,612	IDGC Holding JSC (USD) *	4,005,249
23,547,247,515	Inter Rao Ues OAO (USD) *	6,593,229
7,410,870	Irkutsk Electronetwork Co. JSC (USD) * # §	105,224
81,503,107	Mosenergo OAO (USD) *	1,868,459
13,067,868	RusHydro OAO (ADR) #	24,974,774
		50,455,275
Total Common Stocks
(Cost: $1,707,447,711)		1,572,228,517
PREFERRED STOCKS: 6.1%
Banks: 1.2%
9,739,571	Sberbank of Russia (USD) *	19,753,019
Energy: 4.9%
15,942	AK Transneft OAO (USD) *	34,892,689
57,642,459	Surgutneftegas OJSC (USD) *	47,426,544
		82,319,233
Total Preferred Stocks
(Cost: $88,097,817)		102,072,252
Total Investments: 100.4%
(Cost: $1,795,545,528)		1,674,300,769
Liabilities in excess of other assets: (0.4)%		(5,895,985)
NET ASSETS: 100.0%		$1,668,404,784

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
USD	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,200,912,779 which represents 72.0% of net assets.
§	Illiquid Security – the aggregate value of illiquid securities is $2,945,935 which represents 0.2% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

64

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	0.4%	$6,329,473
Consumer Staples	7.7	128,891,919
Energy	42.2	706,291,410
Financials	12.0	201,819,506
Health Care	0.5	8,104,078
Industrials	1.0	16,801,234
Information Technology	5.2	87,610,672
Materials	15.2	254,017,618
Telecommunication Services	12.8	213,979,584
Utilities	3.0	50,455,275
	100.0%	$1,674,300,769

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$–	$174,257,692	$–	$174,257,692
Energy	34,759,564	589,212,613	–	623,972,177
Food & Staples Retailing	107,335,011	21,556,908	–	128,891,919
Materials	5,047,488	248,970,130	–	254,017,618
Media	6,329,473	–	–	6,329,473
Pharmaceuticals, Biotechnology	–	5,263,367	2,840,711	8,104,078
Real Estate	–	7,808,795	–	7,808,795
Software & Services	73,232,181	14,378,491	–	87,610,672
Telecommunication Services	102,435,510	111,544,074	–	213,979,584
Transportation	16,801,234	–	–	16,801,234
Utilities	25,375,277	24,974,774	105,224	50,455,275
Preferred Stocks*	102,072,252	–	–	102,072,252
Total	$473,387,990	$1,197,966,844	$2,945,935	$1,674,300,769

*	See Schedule of Investments for security type and industry sector breakouts.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2014:

	Common Stocks
	Pharmaceuticals, Biotechnology	Utilities
Balance as of December 31, 2013	$–	$109,932
Realized gain (loss)	–	–
Net change in unrealized appreciation (depreciation)	1,584,445	(99,408)
Purchases	1,256,266	–
Sales	–	–
Transfers in and/or out of level 3	–	–
Balance as of June 30, 2014	$2,840,711	$105,224

During the period ended June 30, 2014, transfers of securities from Level 1 to Level 2 were $19,370,343 and transfers from Level 2 to Level 1 were $69,592,839. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

65

RUSSIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

Number of Shares		Value

COMMON STOCKS: 93.5%
Banks: 1.6%
148,998	TCS Group Holding Plc (GDR) * # Reg S	$975,566
Consumer Durables & Apparel: 6.4%
1,592,810	PIK Group (GDR) * # Reg S	3,812,748
Diversified Financials: 2.4%
176,808	Vostok Nafta Investment Ltd (SEK) * #	1,393,324
Energy: 9.3%
98,570	CAT Oil AG (EUR) #	2,526,146
246,411	Exillon Energy Plc (GBP) * #	631,408
242,252	OAO TMK (GDR) Reg S	2,349,844
		5,507,398
Food & Staples Retailing: 2.9%
185,394	O’Key Group S.A. (GDR) # Reg S	1,700,428
Materials: 11.5%
31,918	Acron JSC (USD) *	1,160,136
720,260	Highland Gold Mining Ltd. (GBP) #	869,151
3,110,000	IRC Ltd. (HKD) * #	268,850
592,070	Magnitogorsk Iron & Steel Works (GDR) * # Reg S	1,547,647
942,391	Mechel OAO (ADR) *	2,063,836
671,145	Petropavlovsk Plc (GBP) * #	521,205
622,935	Raspadskaya OAO (USD) *	359,179
		6,790,004
Media: 9.4%
255,187	CTC Media, Inc. (USD)	2,809,609
684,954	ITE Group Plc (GBP) #	2,772,808
		5,582,417
Pharmaceuticals, Biotechnology: 5.6%
175,600	OTCPharm * # §	788,615
275,273	Pharmstandard (GDR) * # Reg S	2,526,643
		3,315,258
Number of Shares		Value

Real Estate: 12.8%
416,795	Etalon Group Ltd. (GDR) # Reg S	$1,845,140
963,419	LSR Group (GDR) # Reg S	3,748,563
1,520,629	Raven Russia Ltd. (GBP) * #	1,997,111
		7,590,814
Software & Services: 4.2%
61,017	Qiwi Plc (ADR)	2,460,816
Transportation: 12.2%
2,678,286	Aeroflot - Russian Airlines OJSC (USD) *	4,438,903
240,858	Globaltrans Investment Plc (GDR) Reg S	2,757,824
		7,196,727
Utilities: 15.2%
1,191,914,200	Federal Grid Co. Unified Energy System JSC (USD) *	2,063,204
118,912,600	IDGC Holding JSC (USD) *	1,922,698
11,303,718,000	Inter Rao Ues OAO (USD) *	3,165,041
39,124,800	Mosenergo OAO (USD) *	896,936
146,754,300	OGK-2 OAO (USD) *	957,865
		9,005,744
Total Common Stocks (Cost: $51,176,713)		55,331,244
PREFERRED STOCK: 8.0% (Cost: $4,587,001)
Energy: 8.0%
2,160	AK Transneft OAO (USD) *	4,727,651
MONEY MARKET FUND: 0.1% (Cost: $43,214)
43,214	Dreyfus Government Cash Management Fund	43,214
Total Investments: 101.6% (Cost: $55,806,928)		60,102,109
Liabilities in excess of other assets: (1.6)%		(960,560)
NET ASSETS: 100.0%		$59,141,549

ADR	American Depositary Receipt
EUR	Euro
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
SEK	Swedish Krona
USD	United States Dollar
*	Non-income producing
§	Illiquid Security – the aggregate value of illiquid securities is $788,615 which represents 1.3% of net assets.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $27,925,353 which represents 47.2% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

66

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	15.6%	$9,395,165
Consumer Staples	2.8	1,700,428
Energy	17.0	10,235,049
Financials	16.6	9,959,704
Health Care	5.5	3,315,258
Industrials	12.0	7,196,727
Information Technology	4.1	2,460,816
Materials	11.3	6,790,004
Utilities	15.0	9,005,744
Money Market Fund	0.1	43,214
	100.0%	$60,102,109

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$–	$975,566	$–	$975,566
Consumer Durables & Apparel	–	3,812,748	–	3,812,748
Diversified Financials	–	1,393,324	–	1,393,324
Energy	2,349,844	3,157,554	–	5,507,398
Food & Staples Retailing	–	1,700,428	–	1,700,428
Materials	3,583,151	3,206,853	–	6,790,004
Media	2,809,609	2,772,808	–	5,582,417
Pharmaceuticals, Biotechnology	–	2,526,643	788,615	3,315,258
Real Estate	–	7,590,814	–	7,590,814
Software & Services	2,460,816	–	–	2,460,816
Transportation	7,196,727	–	–	7,196,727
Utilities	9,005,744	–	–	9,005,744
Preferred Stock
Energy	4,727,651	–	–	4,727,651
Money Market Fund	43,214	–	–	43,214
Total	$32,176,756	$27,136,738	$788,615	$60,102,109

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended June 30, 2014:

Common Stocks
Pharmaceuticals, Biotechnology
Balance as of December 31, 2013	$–
Realized gain (loss)	–
Net change in unrealized appreciation (depreciation)	577,558
Purchases	211,057
Sales	–
Transfers in and/or out of level 3	–
Balance as of June 30, 2014	$788,615

During the period ended June 30, 2014, transfers of securities from Level 1 to Level 2 were $3,917,665. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

67

VIETNAM ETF

SCHEDULE OF INVESTMENTS

June 30, 2014 (unaudited)

Number of Shares		Value

COMMON STOCKS: 98.4%
Automobiles & Components: 1.4%
3,291,640	Danang Rubber JSC	$7,793,147
Banks: 18.4%
32,448,688	Bank for Foreign Trade of Vietnam JSC	39,857,273
45,114,991	Saigon Thuong Tin Commercial JSB	43,570,971
40,944,900	Saigon-Hanoi Commercial Joint Stock Bank *	18,620,044
		102,048,288
Capital Goods: 11.1%
17,435,590	Gamuda Bhd (MYR) #	25,595,929
50,576,871	Tan Tao Investment Industry Corp. ‡ * #	18,977,967
28,186,397	Viet Nam Construction & Import-Export JSC ‡ *	17,310,914
		61,884,810
Consumer Durables & Apparel: 0.9%
185,330	Hansae Co Ltd. (KRW) #	5,008,025
Consumer Services: 4.8%
29,514,754	Minor International PCL (NVDR) (THB) #	26,604,310
Diversified Financials: 5.3%
15,802,325	HAGL JSC	17,928,564
22,444,146	Ocean Group JSC ‡ #	11,369,983
		29,298,547
Energy: 23.4%
3,458,430	Oil and Natural Gas Corp. Ltd. (INR) #	24,427,308
21,892,950	Petroleum Technical Services Corp.	29,970,658
68	Petrovietnam Construction Co. * #	13
5,451,116	PetroVietnam Drilling & Well Services JSC #	21,091,944
10,701,125	Petrovietnam Transportation Corp. *	6,070,493
4,429,689	Premier Oil Plc (GBP) #	25,266,989
3,273,807	Soco International Plc (GBP) #	23,058,277
		129,885,682
Number of Shares		Value

Food, Beverage & Tobacco: 11.6%
28,730,700	Charoen Pokphand Foods (NVDR) (THB) #	$24,127,077
9,579,190	Masan Group Corp. * #	40,630,987
		64,758,064
Insurance: 5.6%
16,291,516	Bao Viet Holdings	31,315,150
Materials: 5.7%
20,900,260	PetroVietnam Fertilizer & Chemical JSC ‡	31,649,245
Real Estate: 6.3%
11,644,934	Vingroup JSC *	34,940,261
Retailing: 1.1%
7,716,014	Parkson Holdings Bhd (MYR) * #	6,201,849
Transportation: 1.5%
5,287,286	Gemadept Corp.	8,427,929
Utilities: 1.3%
7,700,770	Pha Lai Thermal Power JSC #	7,380,121
Total Common Stocks (Cost: $484,313,207)		547,195,428
CLOSED-END FUND: 1.5% (Cost: $6,176,381)
3,345,274	VinaCapital Vietnam Opportunity Fund *	8,367,367
Total Investments: 99.9% (Cost: $490,489,588)		555,562,795
Other assets less liabilities: 0.1%		623,490
NET ASSETS: 100.0%		$556,186,285

GBP	British Pound
INR	Indian Rupee
KRW	Korean Won
MYR	Malaysian Ringgit
NVDR	Non-Voting Depositary Receipt
THB	Thai Baht
‡	Affiliated issuer – as defined under the Investment Company Act of 1940.
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $259,740,779 which represents 46.7% of net assets.

See Notes to Financial Statements

68

A summary of the Fund’s transactions in securities of affiliates for the period ended June 30, 2014 is set forth below:

Affiliates	Value as of December 31, 2013	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Value as of June 30, 2014
Gemadept Corp. (b)	$10,459,857	$3,051,761	$5,213,958	$725,898	$–	$–
Ocean Group JSC	10,852,929	3,754,036	3,511,633	(225,748)	–	11,369,983
PetroVietnam Fertilizer & Chemical JSC (a)	26,217,294	16,403,306	3,976,663	387,040	1,726,495	31,649,245
Petroleum Technical Services Corp. (b)	24,530,379	9,961,622	15,410,449	3,271,550	–	–
Pha Lai Thermal Power JSC (b)	13,373,576	3,469,981	7,275,871	2,130,738	265,049	–
Tan Tao Investment Industry Corp.	13,675,711	5,637,874	3,341,925	187,591	–	18,977,967
Viet Nam Construction & Import-Export JSC	6,059,377	12,516,018	840,535	(194,643)	–	17,310,914
	$105,169,123	$54,794,598	$39,571,034	$6,282,426	$1,991,544	$79,308,109

(a)	Not an affiliate at the beginning of the reporting period
(b)	Not an affiliate at the end of the reporting period

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	8.2%	$45,607,331
Consumer Staples	11.7	64,758,064
Energy	23.4	129,885,682
Financials	35.6	197,602,246
Industrials	12.6	70,312,739
Materials	5.7	31,649,245
Utilities	1.3	7,380,121
Closed-End Fund	1.5	8,367,367
	100.0%	$555,562,795

The summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$7,793,147	$–	$–	$7,793,147
Banks	102,048,288	–	–	102,048,288
Capital Goods	17,310,914	44,573,896	–	61,884,810
Consumer Durables & Apparel	–	5,008,025	–	5,008,025
Consumer Services	–	26,604,310	–	26,604,310
Diversified Financials	17,928,564	11,369,983	–	29,298,547
Energy	36,041,151	93,844,531	–	129,885,682
Food, Beverage & Tobacco	–	64,758,064	–	64,758,064
Insurance	31,315,150	–	–	31,315,150
Materials	31,649,245	–	–	31,649,245
Real Estate	34,940,261	–	–	34,940,261
Retailing	–	6,201,849	–	6,201,849
Transportation	8,427,929	–	–	8,427,929
Utilities	–	7,380,121	–	7,380,121
Closed-End Fund	8,367,367	–	–	8,367,367
Total	$295,822,016	$259,740,779	$–	$555,562,795

During the period ended June 30, 2014, transfers of securities from Level 1 to Level 2 were $5,227,584 and transfers from Level 2 to Level 1 were $170,322,260. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

69

MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2014 (unaudited)

	Africa Index ETF	Brazil Small-Cap ETF	ChinaAMC A-Share ETF		Colombia ETF

Assets:
Investments, at value (1) (2)	$126,960,006	$157,552,609	$22,211,746		$4,052,287
Short term investments held as collateral for securities loaned (3)	999,875	3,146,622	–		464,559
Cash	225,071	–	1,208,138	(b)	–
Cash denominated in foreign currency, at value (4)	54,580	2,173,237	596,801	(c)	3,785
Receivables:
Investment securities sold	14,414	–	–		–
Shares sold	–	10,172	–		–
Due from Adviser	–	–	117,352		4,393
Dividends and interest	353,890	854,543	23		5,011
Prepaid expenses	199	2,852	2,488		2,470
Total assets	128,608,035	163,740,035	24,136,548		4,532,505

Liabilities:
Swap contracts, at value	–	–	21,428		–
Payables:
Investment securities purchased	14,397	–	–		–
Collateral for securities loaned	999,875	3,146,622	–		464,559
Line of credit	309,286	393,813	–		–
Shares redeemed	–	–	–		–
Due to Adviser	53,253	52,033	–		–
Due to custodian	–	74,645	–		12
Deferred Trustee fees	7,285	31,514	2,212		253
Accrued expenses	257,036	298,051	141,658		106,232
Total liabilities	1,641,132	3,996,678	165,298		571,056
NET ASSETS	$126,966,903	$159,743,357	$23,971,250		$3,961,449
Shares outstanding	3,850,000	5,200,000	850,000		200,000
Net asset value, redemption and offering price per share	$32.98	$30.72	$28.20		$19.81
Net assets consist of:
Aggregate paid in capital	$128,792,426	$271,441,725	$27,077,110		$3,778,052
Net unrealized appreciation (depreciation)	18,036,196	(10,126,027)	(969,094)		479,993
Undistributed (accumulated) net investment income (loss)	1,333,510	2,854,039	1,613,291		25,590
Accumulated net realized gain (loss)	(21,195,229)	(104,426,380)	(3,750,057)		(322,186)
	$126,966,903	$159,743,357	$23,971,250		$3,961,449
(1) Value of securities on loan	$950,372	$2,935,427	$–		$449,771
(2) Cost of investments	$108,923,910	$167,681,068	$23,136,943		$3,572,326
(3) Cost of short term investments held as collateral for securities loaned	$999,875	$3,146,622	$–		$464,559
(4) Cost of cash denominated in foreign currency	$54,583	$2,177,412	$594,376		$3,774

(a)	Represents consolidated Statement of Assets and Liabilities.
(b)	Includes $600,000 of segregated cash collateral for swap contracts.
(c)	Includes $8,506 of foreign investor minimum settlement reserve funds.

See Notes to Financial Statements

70

Egypt Index ETF	Germany Small-Cap ETF	Gulf States Index ETF	India Small-Cap Index ETF (a)	Indonesia Index ETF	Indonesia Small-Cap ETF	Israel ETF

$69,668,660	$4,905,069	$27,189,009	$436,654,515	$220,134,225	$6,595,757	$47,005,846

997,495	137,468	628,254	–	1,500,187	–	–
3,554,977	–	–	–	–	–	–
107,439	2,372	226,332	44,226	54,322	5,254	244,236

5,160	–	249,111	–	–	–	1,163
–	–	–	–	–	–	–
–	5,723	–	–	–	9,599	–
150,400	16,908	15,230	223,659	1,039,776	12,012	17,467
1,693	2,477	1,788	2,595	2,674	2,481	2,507
74,485,824	5,070,017	28,309,724	436,924,995	222,731,184	6,625,103	47,271,219

–	–	–	–	–	–	–

2,587	–	124,621	–	–	–	1,164
997,495	137,468	628,254	–	1,500,187	–	–
4,108,560	–	–	663,564	926,200	–	109,673
–	–	–	–	5,431	–	–
30,646	–	6,365	204,767	93,194	–	10,801
–	35	228,522	25,445,876	7,974	–	92,233
3,075	80	1,178	5,949	24,656	332	1,167
131,001	107,852	121,126	245,438	199,566	27,433	26,665
5,273,364	245,435	1,110,066	26,565,594	2,757,208	27,765	241,703
$69,212,460	$4,824,582	$27,199,658	$410,359,401	$219,973,976	$6,597,338	$47,029,516
1,024,974	150,000	900,000	8,024,967	8,850,000	500,000	1,500,000

$67.53	$32.16	$30.22	$51.14	$24.86	$13.19	$31.35

$69,261,339	$4,417,293	$28,484,209	$375,064,646	$332,047,517	$9,566,899	$41,826,744
15,770,377	339,191	5,985,449	106,442,314	(50,253,093)	(986,410)	4,290,066
477,777	72,050	529,692	(21,445)	3,717,809	61,287	147,636
(16,297,033)	(3,952)	(7,799,692)	(71,126,114)	(65,538,257)	(2,044,438)	765,070
$69,212,460	$4,824,582	$27,199,658	$410,359,401	$219,973,976	$6,597,338	$47,029,516
$953,776	$131,990	$609,216	$–	$1,363,426	$–	$–
$53,896,059	$4,566,459	$21,199,089	$330,212,195	$270,301,342	$7,582,321	$42,717,024

$997,495	$137,468	$628,254	$–	$1,500,187	$–	$–
$107,435	$2,353	$226,316	$44,227	$54,293	$5,241	$243,002

See Notes to Financial Statements

71

MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2014 (unaudited)
(continued)

	Latin America Small-Cap Index ETF	Poland ETF	Russia ETF	Russia Small-Cap ETF

Assets:
Investments, at value
Unaffiliated issuers (1) (2)	$9,046,462	$27,833,776	$1,674,300,769	$60,102,109
Affiliated issuers (3)	–	–	–	–
Short term investments held as collateral for securities loaned (4)	422,638	2,471,410	–	–
Cash denominated in foreign currency, at value (5)	209,826	14,964	64,158	225,552
Receivables:
Investment securities sold	–	–	51,722	123,729
Shares sold	–	–	–	–
Due from Adviser	5,506	–	–	–
Dividends	23,927	204,919	11,362,085	230,529
Prepaid expenses	1,331	1,822	3,519	2,488
Total assets	9,709,690	30,526,891	1,685,782,253	60,684,407

Liabilities:
Payables:
Investment securities purchased	–	–	51,655	122,781
Collateral for securities loaned	422,638	2,471,410	–	–
Line of credit	29,725	193,481	–	1,209,225
Due to Adviser	–	2,658	679,534	23,186
Due to custodian	29	8,826	16,135,289	43,214
Deferred Trustee fees	831	2,301	113,360	1,183
Accrued expenses	133,920	70,386	397,631	143,269
Total liabilities	587,143	2,749,062	17,377,469	1,542,858
NET ASSETS	$9,122,547	$27,777,829	$1,668,404,784	$59,141,549
Shares outstanding	450,000	1,200,000	63,100,000	1,683,318
Net asset value, redemption and offering price per share	$20.27	$23.15	$26.44	$35.13
Net assets consist of:
Aggregate paid in capital	$14,089,237	$39,576,660	$2,876,766,633	$61,538,605
Net unrealized appreciation (depreciation)	(1,096,620)	(1,247,363)	(121,240,397)	4,296,548
Undistributed net investment income	29,356	351,210	11,875,459	348,766
Accumulated net realized loss	(3,899,426)	(10,902,678)	(1,098,996,911)	(7,042,370)
	$9,122,547	$27,777,829	$1,668,404,784	$59,141,549
(1) Value of securities on loan	$402,998	$1,715,161	$–	$–
(2) Cost of investments – Unaffiliated issuers	$10,148,296	$29,082,327	$1,795,545,528	$55,806,928
(3) Cost of investments – Affiliated issuers	$–	$–	$–	$–
(4) Cost of short term investments held as collateral for securities loaned	$422,638	$2,471,410	$–	$–
(5) Cost of cash denominated in foreign currency	$204,744	$14,863	$64,152	$225,147

See Notes to Financial Statements

72

Vietnam ETF

$476,254,686
79,308,109

–
7,524,951

857,585
1,672,297
–
1,836,436
2,533
567,456,597

2,588,155
–
5,603,241
220,670
1,891,488
25,054
941,704
11,270,312
$556,186,285
26,900,000
$20.68

$630,131,191
65,062,140
2,835,276
(141,842,322)
$556,186,285
$–
$412,876,528
$77,613,060

$–
$7,524,967

See Notes to Financial Statements

73

MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2014 (unaudited)

	Africa Index ETF	Brazil Small-Cap ETF	ChinaAMC A-Share ETF		Colombia ETF

Income:
Dividends	$2,765,363	$3,585,577	$317,339		$58,687
Interest	–	–	–		–
Securities lending income	11,824	71,985	–		1,705
Foreign taxes withheld	(251,656)	(79,995)	(31,938)		(1,172)
Total income	2,525,531	3,577,567	285,401		59,220

Expenses:
Management fees	286,523	409,465	74,001		8,705
Professional fees	34,033	29,644	132,028		24,072
Insurance	923	3,111	382		25
Trustees’ fees and expenses	3,366	19,764	293		31
Reports to shareholders	9,471	24,160	8,940		3,736
Indicative optimized portfolio value fee	9,752	7,472	9,750		7,472
Custodian fees	96,995	91,480	68,255		9,836
Registration fees	12,916	4,981	3,267		2,536
Transfer agent fees	1,195	1,197	1,197		1,197
Fund accounting fees	14,937	15,046	14,252		14,094
Interest	22,912	7,538	969		–
Other	7,110	7,884	33,583		110
Total expenses	500,133	621,742	346,917		71,814
Waiver of management fees	(30,244)	(131,035)	(74,001)		(8,705)
Expenses assumed by the Adviser	–	–	(165,386)		(50,052)
Net expenses	469,889	490,707	107,530		13,057
Net investment income	2,055,642	3,086,860	177,871		46,163
Net realized gain (loss) on:
Investments	(206,338)	(20,219,137)	(989,536)		(42,849)
Swap Contracts	–	–	(2,679,882)		–
In-kind redemptions	–	(3,761,492)	–		–
Foreign currency transactions and foreign denominated assets and liabilities	(115,160)	165,277	(80,639)		(510)
Net realized gain (loss)	(321,498)	(23,815,352)	(3,750,057)		(43,359)
Net change in unrealized appreciation (depreciation) on:
Investments	5,811,009	25,111,823	(952,511	)(b)	502,107
Swap Contracts	–	–	1,696,893		–
Foreign currency transactions and foreign denominated assets and liabilities	(16,325)	5,965	4,845		56
Net change in unrealized appreciation (depreciation)	5,794,684	25,117,788	749,227		502,163
Net Increase (Decrease) in Net Assets Resulting from Operations	$7,528,828	$4,389,296	$(2,822,959)		$504,967

(a)	Represents consolidated Statement of Operations.
(b)	Net of foreign taxes of $27,232

See Notes to Financial Statements

74

Egypt Index ETF	Germany Small-Cap ETF	Gulf States Index ETF	India Small-Cap Index ETF (a)	Indonesia Index ETF	Indonesia Small-Cap ETF	Israel ETF

$890,798	$99,387	$728,500	$961,495	$5,164,051	$100,645	$386,726
–	–	7,621	–	–	–	–
3,177	3,666	312	–	3,368	16	–
(8,929)	(11,603)	(23,231)	(5,961)	(893,925)	(16,099)	(65,582)
885,046	91,450	713,202	955,534	4,273,494	84,562	321,144

159,658	13,412	63,925	485,855	560,425	15,928	97,884
34,316	24,208	33,128	51,714	29,440	29,183	16,357
286	36	130	7,102	3,882	103	100
1,121	27	1,416	4,893	5,221	45	1,016
6,975	3,489	4,235	12,972	17,686	3,985	7,122
7,472	7,472	9,750	9,757	9,750	8,347	8,512
62,915	12,582	65,876	191,669	127,598	8,508	6,389
4,830	2,533	2,530	5,321	12,455	2,666	2,878
1,197	1,197	1,197	2,392	1,197	1,189	844
14,383	14,097	14,173	38,699	19,826	13,767	6,649
23,676	–	723	20,544	7,739	115	1,859
1,678	5,352	2,292	41,640	8,525	2,985	5,415
318,507	84,405	199,375	872,558	803,744	86,821	155,025
–	(13,412)	(63,925)	(26,059)	(157,118)	(15,928)	(37,663)
–	(56,241)	(9,434)	–	–	(51,347)	–
318,507	14,752	126,016	846,499	646,626	19,546	117,362
566,539	76,698	587,186	109,035	3,626,868	65,016	203,782

907,733	57,902	(678,774)	5,164,109	(6,401,488)	(349,444)	119,344
–	–	–	–	–	–	–
426,747	340,520	22,711	392,244	(497,179)	–	–

(135,685)	(386)	(36,751)	(484,609)	(54,872)	(4,782)	1,479
1,198,795	398,036	(692,814)	5,071,744	(6,953,539)	(354,226)	120,823

8,711,042	(122,920)	1,383,633	106,390,794	35,096,234	920,466	1,191,765
–	–	–	–	–	–	–

6,855	(45)	(81)	(7,440)	10,040	124	453
8,717,897	(122,965)	1,383,552	106,383,354	35,106,274	920,590	1,192,218

$10,483,231	$351,769	$1,277,924	$111,564,133	$31,779,603	$631,380	$1,516,823

See Notes to Financial Statements

75

MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2014 (unaudited)
(continued)

	Latin America Small-Cap Index ETF	Poland ETF	Russia ETF	Russia Small-Cap ETF

Income:
Dividends – unaffiliated issuers	$123,482	$465,253	$15,413,890	$728,089
Dividends – affiliated issuers	–	–	–	–
Securities lending income	2,925	34,185	177,615	4,621
Foreign taxes withheld	(8,352)	(70,286)	(2,342,578)	(72,566)
Total income	118,055	429,152	13,248,927	660,144

Expenses:
Management fees	20,969	75,529	3,083,499	79,350
Professional fees	28,638	26,652	83,296	24,274
Insurance	92	264	12,393	114
Trustees’ fees and expenses	91	240	32,504	179
Reports to shareholders	4,235	4,733	67,254	10,313
Indicative optimized portfolio value fee	9,750	7,472	7,472	8,764
Custodian fees	21,040	15,794	229,842	9,401
Registration fees	2,490	2,622	6,615	2,781
Transfer agent fees	1,197	1,197	1,197	1,197
Fund accounting fees	15,751	14,255	53,394	14,179
Interest	577	273	9,902	840
Other	578	2,526	27,889	1,391
Total expenses	105,408	151,557	3,615,257	152,783
Waiver of management fees	(20,969)	(60,647)	–	(45,613)
Expenses assumed by the Adviser	(57,443)	–	–	–
Net expenses	26,996	90,910	3,615,257	107,170
Net investment income	91,059	338,242	9,633,670	552,974
Net realized gain (loss) on:
Investments - unaffiliated issuers	(367,598)	(435,673)	(60,561,359)	(3,356,846)
Investments - affiliated issuers	–	–	–	–
In-kind redemptions	–	746,422	(6,476,905)	–
Foreign currency transactions and foreign denominated assets and liabilities	(1,919)	5	(1,525)	(153)
Net realized gain (loss)	(369,517)	310,754	(67,039,789)	(3,356,999)
Net change in unrealized appreciation (depreciation) on:
Investments	891,330	159,611	64,139,527	4,256,547
Foreign currency transactions and foreign denominated assets and liabilities	4,807	434	4,353	1,384
Net change in unrealized appreciation (depreciation)	896,137	160,045	64,143,880	4,257,931
Net Increase in Net Assets Resulting from Operations	$617,679	$809,041	$6,737,761	$1,453,906

(a)	Net of foreign taxes of $573,771

See Notes to Financial Statements

76

Vietnam ETF

$4,347,223
1,991,544
–
(57,151)
6,281,616

1,186,319
29,391
4,304
2,951
23,068
9,750
265,607
15,615
1,197
21,456
32,518
6,998
1,599,174
–
–
1,599,174
4,682,442

8,891,079
6,282,426
1,450,462

(736,846)
15,887,121

19,787,553 (a)

(11,229)
19,776,324
$40,345,887

See Notes to Financial Statements

77

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Africa Index ETF		Brazil Small-Cap ETF
	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
	(unaudited)		(unaudited)

Operations:
Net investment income (loss)	$2,055,642	$2,310,338	$3,086,860	$3,949,604
Net realized gain (loss)	(321,498)	(6,053,242)	(23,815,352)	(50,324,581)
Net change in unrealized appreciation (depreciation)	5,794,684	6,332,017	25,117,788	(70,781,897)
Net increase (decrease) in net assets resulting from operations	7,528,828	2,589,113	4,389,296	(117,156,874)

Dividends to shareholders:
Dividends from net investment income	–	(2,901,500)	–	(3,697,200)

Share transactions:**
Proceeds from sale of shares	11,193,336	38,152,839	14,120,471	14,808,325
Cost of shares redeemed	–	(14,222,535)	(55,657,133)	(249,879,083)
Increase (Decrease) in net assets resulting from share transactions	11,193,336	23,930,304	(41,536,662)	(235,070,758)
Total increase (decrease) in net assets	18,722,164	23,617,917	(37,147,366)	(355,924,832)
Net Assets, beginning of period	108,244,739	84,626,822	196,890,723	552,815,555
Net Assets, end of period†	$126,966,903	$108,244,739	$159,743,357	$196,890,723
† Including undistributed (accumulated) net investment income (loss)	$1,333,510	$(722,132)	$2,854,039	$(232,821)

** Shares of Common Stock Issued (no par value)
Shares sold	350,000	1,250,000	500,000	350,000
Shares redeemed	–	(500,000)	(1,950,000)	(6,800,000)
Net increase (decrease)	350,000	750,000	(1,450,000)	(6,450,000)

(a)	Share activity has been adjusted to reflect the 1 for 4 reverse share split which took place on July 1, 2013 (See Note 10).

See Notes to Financial Statements

78

ChinaAMC A-Share ETF		Colombia ETF		Egypt Index ETF (a)
For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
(unaudited)		(unaudited)		(unaudited)

$177,943	$(253,464)	$46,163	$49,989	$566,539	$933,380
(3,750,057)	2,308,584	(43,359)	(160,815)	1,198,795	(3,263,344)
749,227	(4,880,324)	502,163	(265,833)	8,717,897	8,796,487
(2,822,887)	(2,825,204)	504,967	(376,659)	10,483,231	6,466,523

–	(663,100)	–	(49,000)	–	(912,597)

8,598,831	12,487,315	–	891,833	19,910,296	30,972,177
(11,148,531)	(12,823,852)	–	–	(9,752,488)	(24,279,902)
(2,549,700)	(336,537)	–	891,833	10,157,808	6,692,275
(5,372,587)	(3,824,841)	504,967	466,174	20,641,039	12,246,201
29,343,837	33,168,678	3,456,482	2,990,308	48,571,421	36,325,220
$23,971,250	$29,343,837	$3,961,449	$3,456,482	$69,212,460	$48,571,421
$1,613,291	$1,435,348	$25,590	$(20,573)	$477,777	$(88,762)

300,000	350,000	–	50,000	300,000	662,500
(400,000)	(400,000)	–	–	(150,000)	(500,026)
(100,000)	(50,000)	–	50,000	150,000	162,474

See Notes to Financial Statements

79

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Germany Small-Cap ETF		Gulf States Index ETF
	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
	(unaudited)		(unaudited)

Operations:
Net investment income	$76,698	$61,575	$587,186	$301,011
Net realized gain (loss)	398,036	543,035	(692,814)	59,482
Net change in unrealized appreciation (depreciation)	(122,965)	609,243	1,383,552	3,418,790
Net increase (decrease) in net assets resulting from operations	351,769	1,213,853	1,277,924	3,779,283

Dividends to shareholders:
Dividends from net investment income	–	(70,000)	–	(330,000)

Share transactions:**
Proceeds from sale of shares	–	5,272,046	16,014,980	2,524,105
Cost of shares redeemed	(1,532,952)	(4,890,438)	(6,344,506)	–
Increase (Decrease) in net assets resulting from share transactions	(1,532,952)	381,608	9,670,474	2,524,105
Total increase (decrease) in net assets	(1,181,183)	1,525,461	10,948,398	5,973,388
Net Assets, beginning of period	6,005,765	4,480,304	16,251,260	10,277,872
Net Assets, end of period†	$4,824,582	$6,005,765	$27,199,658	$16,251,260
† Including undistributed (accumulated) net investment income (loss)	$72,050	$(4,648)	$529,692	$(57,494)

** Shares of Common Stock Issued (no par value)
Shares sold	–	200,000	500,000	100,000
Shares redeemed	(50,000)	(200,000)	(200,000)	–
Net increase (decrease)	(50,000)	–	300,000	100,000

(a)	Represents consolidated Statement of Changes in Net Assets.
(b)	Share activity has been adjusted to reflect the 1 for 4 reverse share split which took place on July 1, 2013 (See Note 10).

See Notes to Financial Statements

80

India Small-Cap Index ETF (a)(b)		Indonesia Index ETF		Indonesia Small-Cap ETF
For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
(unaudited)		(unaudited)		(unaudited)

$109,035	$752,069	$3,626,868	$6,667,638	$65,016	$29,047
5,071,744	(40,976,919)	(6,953,539)	(22,840,311)	(354,226)	(1,062,439)
106,383,354	289,326	35,106,274	(57,594,462)	920,590	(1,211,823)
111,564,133	(39,935,524)	31,779,603	(73,767,135)	631,380	(2,245,215)

–	(489,970)	–	(6,354,300)	–	(41,400)

235,109,563	76,125,451	75,369,434	79,387,801	708,091	7,914,461
(46,666,194)	(19,347,066)	(70,793,486)	(220,743,389)	–	(2,577,927)
188,443,369	56,778,385	4,575,948	(141,355,588)	708,091	5,336,534
300,007,502	16,352,891	36,355,551	(221,477,023)	1,339,471	3,049,919
110,351,899	93,999,008	183,618,425	405,095,448	5,257,867	2,207,948
$410,359,401	$110,351,899	$219,973,976	$183,618,425	$6,597,338	$5,257,867
$(21,445)	$(130,480)	$3,717,809	$90,941	$61,287	$(3,729)

5,500,000	2,037,500	3,000,000	2,650,000	50,000	450,000
(1,000,000)	(637,533)	(2,900,000)	(8,050,000)	–	(150,000)
4,500,000	1,399,967	100,000	(5,400,000)	50,000	300,000

See Notes to Financial Statements

81

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Israel ETF		Latin America Small-Cap Index ETF
	For the Six Months Ended June 30, 2014	For the Period June 25, 2013* through December 31, 2013	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
	(unaudited)		(unaudited)

Operations:
Net investment income	$203,782	$103,655	$91,059	$95,240
Net realized gain (loss)	120,823	930,708	(369,517)	(1,003,018)
Net change in unrealized appreciation (depreciation)	1,192,218	3,097,848	896,137	(1,589,901)
Net increase (decrease) in net assets resulting from operations	1,516,823	4,132,211	617,679	(2,497,679)

Dividends to shareholders:
Dividends from net investment income	–	(163,000)	–	(86,400)

Share transactions:**
Proceeds from sale of shares	15,476,410	31,311,472	–	–
Cost of shares redeemed	–	(5,244,400)	–	(2,512,619)
Increase (Decrease) in net assets resulting from share transactions	15,476,410	26,067,072	–	(2,512,619)
Total increase (decrease) in net assets	16,993,233	30,036,283	617,679	(5,096,698)
Net Assets, beginning of period	30,036,283	–	8,504,868	13,601,566
Net Assets, end of period†	$47,029,516	$30,036,283	$9,122,547	$8,504,868
† Including undistributed (accumulated) net investment income (loss)	$147,636	$(56,146)	$29,356	$(61,703)

** Shares of Common Stock Issued (no par value)
Shares sold	500,000	1,200,000	–	–
Shares redeemed	–	(200,000)	–	(100,000)
Net increase (decrease)	500,000	1,000,000	–	(100,000)

*	Commencement of operations
(a)	Share activity has been adjusted to reflect the 1 for 3 reverse share split which took place on July 1, 2013 (See Note 10).

See Notes to Financial Statements

82

Poland ETF		Russia ETF		Russia Small-Cap ETF (a)
For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
(unaudited)		(unaudited)		(unaudited)

$338,242	$953,068	$9,633,670	$32,713,981	$552,974	$82,027
310,754	(2,324,915)	(67,039,789)	(96,307,756)	(3,356,999)	(1,537,346)
160,045	2,353,584	64,143,880	(7,548,735)	4,257,931	899,920
809,041	981,737	6,737,761	(71,142,510)	1,453,906	(555,399)

–	(972,400)	–	(30,496,200)	–	(459,982)

2,307,688	3,557,625	787,025,895	1,087,492,071	41,496,956	13,141,215
(5,852,610)	(5,319,246)	(313,079,072)	(1,432,363,085)	–	(4,211,617)
(3,544,922)	(1,761,621)	473,946,823	(344,871,014)	41,496,956	8,929,598
(2,735,881)	(1,752,284)	480,684,584	(446,509,724)	42,950,862	7,914,217
30,513,710	32,265,994	1,187,720,200	1,634,229,924	16,190,687	8,276,470
$27,777,829	$30,513,710	$1,668,404,784	$1,187,720,200	$59,141,549	$16,190,687
$351,210	$12,968	$11,875,459	$2,241,789	$348,766	$(204,208)

100,000	150,000	34,200,000	39,700,000	1,300,000	300,000
(250,000)	(250,000)	(12,500,000)	(53,450,000)	–	(100,015)
(150,000)	(100,000)	21,700,000	(13,750,000)	1,300,000	199,985

See Notes to Financial Statements

83

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Vietnam ETF
	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
	(unaudited)

Operations:
Net investment income	$4,682,442	$11,616,560
Net realized gain (loss)	15,887,121	(34,499,100)
Net change in unrealized appreciation (depreciation)	19,776,324	52,775,977
Net increase in net assets resulting from operations	40,345,887	29,893,437

Dividends to shareholders:
Dividends from net investment income	–	(12,009,950)

Share transactions:**
Proceeds from sale of shares	172,950,686	163,236,572
Cost of shares redeemed	(29,744,557)	(95,157,412)
Increase in net assets resulting from share transactions	143,206,129	68,079,160
Total increase in net assets	183,552,016	85,962,647
Net Assets, beginning of period	372,634,269	286,671,622
Net Assets, end of period†	$556,186,285	$372,634,269
† Including undistributed (accumulated) net investment income (loss)	$2,835,276	$(1,847,165)

** Shares of Common Stock Issued (no par value)
Shares sold	8,350,000	8,200,000
Shares redeemed	(1,450,000)	(5,000,000)
Net increase	6,900,000	3,200,000

See Notes to Financial Statements

84

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Africa Index ETF
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2014		2013	2012	2011	2010	2009
	(unaudited)
Net asset value, beginning of period	$30.93		$30.77	$26.06	$34.68	$28.15	$21.64
Income from investment operations:
Net investment income	0.55		0.67	1.05	1.00	0.44	0.16
Net realized and unrealized gain (loss) on investments	1.50		0.32	4.72	(8.65)	6.47	6.58
Total from investment operations	2.05		0.99	5.77	(7.65)	6.91	6.74
Less:
Dividends from net investment income	–		(0.83)	(1.06)	(0.97)	(0.38)		(0.23)
Net asset value, end of period	$32.98		$30.93	$30.77	$26.06	$34.68	$28.15
Total return (b)	6.63	%(c)	3.24%	22.15%	(22.06)%	24.57%		31.15%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$126,967		$108,245	$84,627	$63,838	$107,515	$36,591
Ratio of gross expenses to average net assets	0.87	%(d)	0.93%	0.91%	1.07%	0.95%		1.43%
Ratio of net expenses to average net assets	0.82	%(d)	0.81%	0.80%	0.81%	0.83%		0.84%
Ratio of net expenses, excluding interest expense, to average net assets	0.78	%(d)	0.78%	0.78%	0.81%	0.83%		0.83%
Ratio of net investment income to average net assets	3.58	%(d)	2.35%	3.63%	2.61%	1.63%		0.93%
Portfolio turnover rate	11	%(c)	86%	24%	24%	19%		30%

	Brazil Small-Cap ETF
	For the						For the Period
	Six Months						May 12,
	Ended						2009(a) through
	June 30,		For the Year Ended December 31,				December 31,
	2014		2013	2012	2011	2010	2009
	(unaudited)
Net asset value, beginning of period	$29.61		$42.20	$36.35	$57.19	$48.39	$24.74
Income from investment operations:
Net investment income	0.58		0.54	0.62	1.04	0.72	0.13
Net realized and unrealized gain (loss) on investments	0.53		(12.58)	5.88	(16.75)	11.65	23.97
Total from investment operations	1.11		(12.04)	6.50	(15.71)	12.37	24.10
Less:
Dividends from net investment income	–		(0.55)	(0.62)	(1.12)	(0.78)		(0.20)
Distributions from net realized capital gains	–		–	(0.03)	(4.01)	(2.79)		(0.25)
Total dividends and distributions	–		(0.55)	(0.65)	(5.13)	(3.57)		(0.45)
Net asset value, end of period	$30.72		$29.61	$42.20	$36.35	$57.19	$48.39
Total return (b)	3.81	%(c)	(28.58)%	17.86%	(27.47)%	25.57%	97.42	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$159,743		$196,891	$552,816	$512,575	$1,078,117	$699,245
Ratio of gross expenses to average net assets	0.76	%(d)	0.64%	0.64%	0.62%	0.65%	0.71	%(d)
Ratio of net expenses to average net assets	0.60	%(d)	0.60%	0.60%	0.62%	0.65%	0.71	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.59	%(d)	0.59%	0.59%	0.62%	0.64%	0.71	%(d)
Ratio of net investment income to average net assets	3.77	%(d)	1.11%	1.42%	1.82%	1.67%	1.01	%(d)
Portfolio turnover rate	35	%(c)	33%	76%	64%	84%	72	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

85

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	ChinaAMC A-Share ETF
	For the						For the Period
	Six Months						October 13,
	Ended						2010(a) through
	June 30,		For the Year Ended December 31,				December 31,
	2014		2013	2012	2011		2010
	(unaudited)
Net asset value, beginning of period	$30.89		$33.17	$30.28	$38.81		$40.75
Income from investment operations:
Net investment income (loss)	0.39		(0.40)	– (e)		(0.27)		(0.07)
Net realized and unrealized gain (loss) on investments		(3.08)	(1.18)	2.89		(8.26)		(0.77)
Total from investment operations		(2.69)	(1.58)	2.89		(8.53)		(0.84)
Less:
Dividends from net investment income	–		(0.70)	–	–			(1.08)
Return of capital	–		–	–	–			(0.02)
Total dividends	–		(0.70)	–	–			(1.10)
Net asset value, end of period	$28.20		$30.89	$33.17	$30.28		$38.81
Total return (b)	(8.71	)%(c)	(4.74)%	9.54%		(21.98)%	(2.00	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$23,971		$29,344	$33,169	$15,139		$19,404
Ratio of gross expenses to average net assets	2.35	%(d)	1.14%	2.21%		1.71%	1.11	%(d)
Ratio of net expenses to average net assets	0.73	%(d)	0.72%	0.72%		0.72%	0.72	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.72	%(d)	0.72%	0.72%		0.72%	0.72	%(d)
Ratio of net investment income (loss) to average net assets	1.20	%(d)	(0.70)%	(0.69)%		(0.71)%	(0.70	)%(d)
Portfolio turnover rate	52	%(c)	0%	0%		0%	0	%(c)

	Colombia ETF
	For the				For the Period
	Six Months				March 14,
	Ended		For the Year Ended		2011(a) through
	June 30,		December 31,		December 31,
	2014		2013	2012	2011
	(unaudited)
Net asset value, beginning of period	$17.28		$19.94	$16.50	$19.98
Income from investment operations:
Net investment income (loss)	0.23		0.28	(0.06)	0.17
Net realized and unrealized gain (loss) on investments	2.30		(2.69)	3.83		(3.51)
Total from investment operations	2.53		(2.41)	3.77		(3.34)
Less:
Dividends from net investment income	–		(0.25)	(0.33)		(0.14)
Net asset value, end of period	$19.81		$17.28	$19.94	$16.50
Total return (b)	14.64	%(c)	(12.11)%	22.86%	(16.72	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$3,961		$3,456	$2,990	$1,650
Ratio of gross expenses to average net assets	4.12	%(d)	4.95%	5.60%	10.58	%(d)
Ratio of net expenses to average net assets	0.75	%(d)	0.75%	0.75%	0.75	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.75	%(d)	0.75%	0.75%	0.75	%(d)
Ratio of net investment income to average net assets	2.65	%(d)	1.59%	1.57%	1.13	%(d)
Portfolio turnover rate	11	%(c)	22%	29%	22	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized
(e)	Amount represents less than $0.005 per share

See Notes to Financial Statements

86

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Egypt Index ETF #
	For the						For the Period
	Six Months						February 16,
	Ended						2010(a) through
	June 30,		For the Year Ended December 31,				December 31,
	2014		2013	2012	2011		2010
	(unaudited)
Net asset value, beginning of period	$55.51		$51.00	$38.56	$79.20		$82.29
Income from investment operations:
Net investment income	0.57		1.13	3.48	1.40		0.52
Net realized and unrealized gain (loss) on investments	11.45		4.42	12.68		(40.88)		(2.97)
Total from investment operations	12.02		5.55	16.16		(39.48)		(2.45)
Less:
Dividends from net investment income	–		(1.04)	(3.72)		(1.16)		(0.64)
Net asset value, end of period	$67.53		$55.51	$51.00	$38.56		$79.20
Total return (b)	21.65	%(c)	10.90%	41.94%		(49.84)%	(2.98	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$69,212		$48,571	$36,325	$36,155		$10,887
Ratio of gross expenses to average net assets	1.00	%(d)	1.18%	1.08%		1.20%	4.14	%(d)
Ratio of net expenses to average net assets	1.00	%(d)	0.98%	0.96%		0.94%	0.94	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.92	%(d)	0.94%	0.94%		0.94%	0.94	%(d)
Ratio of net investment income to average net assets	1.77	%(d)	2.31%	5.29%		2.40%	1.57	%(d)
Portfolio turnover rate	22	%(c)	78%	50%		54%	49	%(c)

	Germany Small-Cap ETF
	For the				For the Period
	Six Months				April 4,
	Ended		For the Year Ended		2011(a) through
	June 30,		December 31,		December 31,
	2014		2013	2012	2011
	(unaudited)
Net asset value, beginning of period	$30.03		$22.40	$17.66	$25.37
Income from investment operations:
Net investment income	0.50		0.31	0.44	0.17
Net realized and unrealized gain (loss) on investments	1.63		7.67	4.91		(7.74)
Total from investment operations	2.13		7.98	5.35		(7.57)
Less:
Dividends from net investment income	–		(0.35)	(0.61)		(0.14)
Net asset value, end of period	$32.16		$30.03	$22.40	$17.66
Total return (b)	7.09	%(c)	35.62%	30.32%	(29.83	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$4,825		$6,006	$4,480	$2,649
Ratio of gross expenses to average net assets	3.15	%(d)	4.02%	3.96%	8.62	%(d)
Ratio of net expenses to average net assets	0.55	%(d)	0.55%	0.55%	0.55	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.55	%(d)	0.55%	0.55%	0.55	%(d)
Ratio of net investment income to average net assets	2.86	%(d)	1.40%	2.04%	1.20	%(d)
Portfolio turnover rate	18	%(c)	23%	35%	17	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized
#	On July 1, 2013, the Fund effected a 1 for 4 reverse share split as described in the Notes to Financial Statements (See Note 10). Per share data has been adjusted to give effect to the share split.

See Notes to Financial Statements

87

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Gulf States Index ETF
	For the
	Six Months
	Ended
	June 30,		For the Year Ended December 31,
	2014		2013		2012	2011	2010	2009
	(unaudited)
Net asset value, beginning of period	$27.09		$20.56		$20.10	$23.30	$19.04	$18.05
Income from investment operations:
Net investment income	0.68		0.51		0.62	0.80	0.21	0.25
Net realized and unrealized gain (loss) on investments	2.45		6.57		0.45	(3.20)	4.28	0.92
Total from investment operations	3.13		7.08		1.07	(2.40)	4.49	1.17
Less:
Dividends from net investment income	–			(0.55)	(0.61)	(0.80)	(0.23)		(0.18)
Net asset value, end of period	$30.22		$27.09		$20.56	$20.10	$23.30	$19.04
Total return (b)	11.55	%(c)		34.46%	5.30%	(10.30)%	23.57%		6.48%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$27,200		$16,251		$10,278	$14,070	$22,132	$7,615
Ratio of gross expenses to average net assets	1.56	%(d)		2.59%	3.19%	1.94%	2.53%		4.64%
Ratio of net expenses to average net assets	0.98	%(d)		0.98%	0.99%	0.98%	0.98%		0.99%
Ratio of net expenses, excluding interest expense, to average net assets	0.98	%(d)		0.98%	0.98%	0.98%	0.98%		0.98%
Ratio of net investment income to average net assets	4.58	%(d)		2.24%	2.78%	2.69%	1.71%		1.48%
Portfolio turnover rate	33	%(c)		32%	16%	29%	18%		43%

			India Small-Cap Index ETF #
			For the					For the Period
			Six Months					August 24,
			Ended					2010(a) through
			June 30,		For the Year Ended December 31,			December 31,
			2014		2013	2012	2011	2010
			(unaudited)
Net asset value, beginning of period			$31.31		$44.24	$35.28	$81.00	$78.80
Income from investment operations:
Net investment income (loss)			0.03		0.25	0.36	0.40		(0.04)
Net realized and unrealized gain (loss) on investments			19.80		(13.04)	8.64	(45.44)	2.24
Total from investment operations			19.83		(12.79)	9.00	(45.04)	2.20
Less:
Dividends from net investment income			–		(0.14)	(0.04)	(0.64)	–
Distributions from net realized capital gains			–		–	–	(0.04)	–
Total dividends and distributions			–		(0.14)	(0.04)	(0.68)	–
Net asset value, end of period			$51.14		$31.31	$44.24	$35.28	$81.00
Total return (b)			63.33	%(c)	(28.91)%	25.54%	(55.63)%	2.79	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)			$410,359		$110,352	$93,999	$30,881	$53,658
Ratio of gross expenses to average net assets			0.89	%(d)	1.39%	1.68%	1.72%	1.46	%(d)
Ratio of net expenses to average net assets			0.86	%(d)	0.93%	0.91%	0.85%	0.85	%(d)
Ratio of net expenses, excluding interest expense, to average net assets			0.85	%(d)	0.85%	0.85%	0.85%	0.85	%(d)
Ratio of net investment income (loss) to average net assets			0.11	%(d)	0.73%	0.28%	0.67%	(0.17	)%(d)
Portfolio turnover rate			48	%(c)	77%	65%	76%	29	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized
#	On July 1, 2013, the Fund effected a 1 for 4 reverse share split as described in the Notes to Financial Statements (See Note 10). Per share data has been adjusted to give effect to the share split.

See Notes to Financial Statements

88

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Indonesia Index ETF #
	For the Six Months Ended							For the Period January 15, 2009(a) through
	June 30,		For the Year Ended December 31,					December 31,
	2014		2013	2012		2011	2010	2009
	(unaudited)
Net asset value, beginning of period	$20.98		$28.63	$28.48		$28.87	$20.68	$8.30
Income from investment operations:
Net investment income	0.41		0.75	0.54		0.15	0.25	0.09
Net realized and unrealized gain (loss) on investments	3.47		(7.68)	0.12		(0.09)	8.21	12.35
Total from investment operations	3.88		(6.93)	0.66		0.06	8.46	12.44
Less:
Dividends from net investment income	–		(0.72)		(0.51)	(0.45)	(0.27)		(0.06)
Net asset value, end of period	$24.86		$20.98	$28.63		$28.48	$28.87	$20.68
Total return (b)	18.49	%(c)	(24.20)%		2.31%	0.22%	40.94%	149.94	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$ 219,974		$ 183,618	$ 405,095		$471,304	$623,500	$ 201,600
Ratio of gross expenses to average net assets	0.72	%(d)	0.67%		0.65%	0.64%	0.60%	0.72	%(d)
Ratio of net expenses to average net assets	0.58	%(d)	0.57%		0.59%	0.61%	0.60%	0.71	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.57	%(d)	0.57%		0.58%	0.61%	0.60%	0.71	%(d)
Ratio of net investment income to average net assets	3.23	%(d)	1.95%		1.70%	1.43%	1.31%	1.31	%(d)
Portfolio turnover rate	4	%(c)	20%		19%	18%	31%	26	%(c)

	Indonesia Small-Cap ETF
	For the Six Months Ended June 30, 2014		For the Year Ended December 31, 2013	For the Period March 20, 2012(a) through December 31, 2012
	(unaudited)
Net asset value, beginning of period	$11.68		$14.72	$19.89
Income from investment operations:
Net investment income	0.13		0.16	0.08
Net realized and unrealized gain (loss) on investments	1.38		(3.11)		(4.98)
Total from investment operations	1.51		(2.95)		(4.90)
Less:
Dividends from net investment income	–		(0.09)		(0.27)
Net asset value, end of period	$13.19		$11.68	$14.72
Total return (b)	12.93	%(c)	(20.02)%	(24.65	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$ 6,597		$ 5,258	$ 2,208
Ratio of gross expenses to average net assets	2.72	%(d)	2.69%	2.71	%(d)
Ratio of net expenses to average net assets	0.61	%(d)	0.61%	0.61	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.61	%(d)	0.61%	0.61	%(d)
Ratio of net investment income to average net assets	2.04	%(d)	0.46%	0.48	%(d)
Portfolio turnover rate	16	%(c)	68%	51	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized
#	On February 1, 2011, the Fund effected a share split as described in the Notes to Financial Statements (See Note 10). Per share data has been adjusted to give effect to the share split.

See Notes to Financial Statements

89

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Israel ETF
	For the Six Months Ended June 30, 2014		For the Period June 25, 2013(a) through December 31, 2013
	(unaudited)
Net asset value, beginning of period	$30.04		$25.30
Income from investment operations:
Net investment income	0.15		0.10
Net realized and unrealized gain on investments	1.16		4.80
Total from investment operations	1.31		4.90
Less:
Dividends from net investment income	–			(0.16)
Net asset value, end of period	$31.35		$30.04
Total return (b)	4.36	%(c)	19.39	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$ 47,030		$ 30,036
Ratio of gross expenses to average net assets	0.79	%(d)	0.94	%(d)
Ratio of net expenses to average net assets	0.60	%(d)	0.59	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.59	%(d)	0.59	%(d)
Ratio of net investment income to average net assets	1.04	%(d)	0.83	%(d)
Portfolio turnover rate	11	%(c)	24	%(c)

	Latin America Small-Cap Index ETF
	For the Six Months Ended						For the Period April 6, 2010(a) through
	June 30,		For the Year Ended December 31,				December 31,
	2014		2013		2012	2011	2010
	(unaudited)
Net asset value, beginning of period	$18.90		$24.73		$21.82	$32.46	$24.91
Income from investment operations:
Net investment income	0.20		0.14		0.34	0.39	0.06
Net realized and unrealized gain (loss) on investments	1.17			(5.78)	3.66	(10.23)	7.70
Total from investment operations	1.37			(5.64)	4.00	(9.84)	7.76
Less:
Dividends from net investment income	–			(0.19)	(1.09)	(0.49)	(0.21)
Distributions from net realized capital gains	–		–		–	(0.31)	–
Total dividends and distributions	–			(0.19)	(1.09)	(0.80)	(0.21)
Net asset value, end of period	$20.27		$18.90		$24.73	$21.82	$32.46
Total return (b)	7.25	%(c)		(22.79)%	18.34%	(30.32)%	31.17	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$ 9,123		$ 8,505		$13,602	$14,181	$25,966
Ratio of gross expenses to average net assets	2.51	%(d)		2.35%	1.64%	1.32%	2.87	%(d)
Ratio of net expenses to average net assets	0.64	%(d)		0.63%	0.63%	0.63%	0.63	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.63	%(d)		0.63%	0.63%	0.63%	0.63	%(d)
Ratio of net investment income to average net assets	2.17	%(d)		0.95%	1.11%	1.15%	0.67	%(d)
Portfolio turnover rate	17	%(c)		47%	39%	58%	48	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

90

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Poland ETF
	For the Six Months Ended						For the Period November 24, 2009(a) through
	June 30,		For the Year Ended December 31,				December 31,
	2014		2013	2012	2011	2010	2009
	(unaudited)
Net asset value, beginning of period	$22.60		$22.25	$17.24	$27.10	$24.08	$24.71
Income from investment operations:
Net investment income (loss)	0.28		0.74	0.84	0.81	0.23	(0.01)
Net realized and unrealized gain (loss) on investments	0.27		0.36	4.99	(9.92)	3.02	(0.62)
Total from investment operations	0.55		1.10	5.83	(9.11)	3.25	(0.63)
Less:
Dividends from net investment income	–		(0.75)	(0.82)	(0.75)	(0.23)	–
Net asset value, end of period	$23.15		$22.60	$22.25	$17.24	$27.10	$24.08
Total return (b)	2.43	%(c)	4.92%	33.82%	(33.60)%	13.49%	(2.55	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$27,778		$30,514	$32,266	$31,034	$52,842	$7,223
Ratio of gross expenses to average net assets	1.00	%(d)	1.07%	1.03%	0.84%	0.94%	7.31	%(d)
Ratio of net expenses to average net assets	0.60	%(d)	0.61%	0.61%	0.61%	0.67%	0.76	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.60	%(d)	0.61%	0.60%	0.61%	0.67%	0.76	%(d)
Ratio of net investment income (loss) to average net assets	2.24	%(d)	3.31%	3.79%	2.61%	1.39%	(0.45	)%(d)
Portfolio turnover rate	9	%(c)	21%	20%	27%	35%	9	%(c)

	Russia ETF
	For the Six Months Ended June 30,		For the Year Ended December 31,
	2014		2013	2012	2011	2010	2009
	(unaudited)
Net asset value, beginning of period	$28.69		$29.63	$26.32	$37.47	$31.05	$13.06
Income from investment operations:
Net investment income	0.13		0.80	0.73	0.59	0.17	0.08
Net realized and unrealized gain (loss) on investments	(2.38)		(1.00)	3.31	(11.16)	6.43	17.99
Total from investment operations	(2.25)		(0.20)	4.04	(10.57)	6.60	18.07
Less:
Dividends from net investment income	–		(0.74)	(0.73)	(0.58)	(0.18)	(0.08)
Net asset value, end of period	$26.44		$28.69	$29.63	$26.32	$37.47	$31.05
Total return (b)	(7.88	)%(c)	(0.65)%	15.35%	(28.20)%	21.27%	138.36%

Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,668,405		$1,187,720	$1,634,230	$1,557,002	$2,607,965	$1,409,641
Ratio of gross expenses to average net assets	0.59	%(d)	0.71%	0.63%	0.62%	0.71%	0.80%
Ratio of net expenses to average net assets	0.59	%(d)	0.63%	0.62%	0.62%	0.65%	0.70%
Ratio of net expenses, excluding interest expense, to average net assets	0.58	%(d)	0.62%	0.62%	0.62%	0.65%	0.69%
Ratio of net investment income to average net assets	1.56	%(d)	2.52%	2.28%	1.25%	0.62%	0.45%
Portfolio turnover rate	11	%(c)	27%	41%	29%	16%	29%

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

91

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Russia Small-Cap ETF #
	For the Six Months Ended June 30,		For the Year Ended December 31,		For the Period April 13, 2011(a) through December 31,
	2014		2013	2012	2011
	(unaudited)
Net asset value, beginning of period	$42.24		$45.15	$47.58	$74.88
Income from investment operations:
Net investment income	0.74		0.30	0.72	0.21
Net realized and unrealized loss on investments	(7.85)		(2.01)	(2.22)	(27.30)
Total from investment operations	(7.11)		(1.71)	(1.50)	(27.09)
Less:
Dividends from net investment income	–		(1.20)	(0.93)	(0.21)
Net asset value, end of period	$35.13		$42.24	$45.15	$47.58
Total return (b)	(16.83	)%(c)	(3.77)%	(3.17)%	(36.18	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$59,142		$16,191	$8,276	$3,172
Ratio of gross expenses to average net assets	0.96	%(d)	1.87%	2.21%	7.02	%(d)
Ratio of net expenses to average net assets	0.67	%(d)	0.67%	0.71%	0.67	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.67	%(d)	0.67%	0.67%	0.67	%(d)
Ratio of net investment income to average net assets	3.46	%(d)	0.59%	1.63%	0.52	%(d)
Portfolio turnover rate	19	%(c)	74%	67%	41	%(c)
	Vietnam ETF
	For the Six Months Ended June 30,		For the Year Ended December 31,				For the Period August 11, 2009(a) through December 31,
	2014		2013	2012	2011	2010	2009
	(unaudited)
Net asset value, beginning of period	$18.63		$17.06	$14.76	$25.34	$25.12	$25.04
Income from investment operations:
Net investment income	0.20		0.59	0.35	0.19	0.40	–	(e)
Net realized and unrealized gain (loss) on investments	1.85		1.58	2.32	(10.61)	0.16	0.12
Total from investment operations	2.05		2.17	2.67	(10.42)	0.56	0.12
Less:
Dividends from net investment income	–		(0.60)	(0.37)	(0.16)	(0.34)	–
Distributions from net realized capital gains	–		–	–	–	–	(0.04)
Total dividends and distributions	–		(0.60)	(0.37)	(0.16)	(0.34)	(0.04)
Net asset value, end of period	$20.68		$18.63	$17.06	$14.76	$25.34	$25.12
Total return (b)	11.00	%(c)	12.75%	18.07%	(41.11)%	2.24%	0.46	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$556,186		$372,634	$286,672	$198,525	$243,294	$79,139
Ratio of gross expenses to average net assets	0.67	%(d)	0.72%	0.76%	0.86%	0.92%	0.96	%(d)
Ratio of net expenses to average net assets	0.67	%(d)	0.72%	0.76%	0.76%	0.84%	0.96	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.66	%(d)	0.70%	0.74%	0.76%	0.84%	0.96	%(d)
Ratio of net investment income to average net assets	1.97	%(d)	2.98%	2.08%	1.00%	2.47%	0.07	%(d)
Portfolio turnover rate	27	%(c)	48%	54%	43%	45%	26	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized
(e)	Amount represents less than $0.005 per share
#	On July 1, 2013, the Fund effected a 1 for 3 reverse share split as described in the Notes to Financial Statements (See Note 10). Per share data has been adjusted to give effect to the share split.

See Notes to Financial Statements

92

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

June 30, 2014 (unaudited)

Note 1–Fund Organization–Market Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of June 30, 2014, offers fifty-eight investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: Africa Index ETF, Brazil Small-Cap ETF, ChinaAMC A-Share ETF (formerly known as China ETF), Colombia ETF, Egypt Index ETF, Germany Small-Cap ETF, Gulf States Index ETF, India Small-Cap Index ETF, Indonesia Index ETF, Indonesia Small-Cap ETF, Israel ETF, Latin America Small-Cap Index ETF, Poland ETF, Russia ETF, Russia Small-Cap ETF and Vietnam ETF (each a “Fund” and, together, the “Funds”). Effective January 7, 2014, China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) is the sub-adviser to China AMC A-Share ETF. The Fund will seek to achieve its investment objective by primarily investing directly in A-shares via the A-share quota granted to the Sub-Adviser. India Small-Cap Index ETF makes its investments through the India Small-Cap Mauritius Fund (the “Subsidiary”), a wholly-owned subsidiary organized in the Republic of Mauritius. Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index sponsored by the China Securities Index Co. Ltd., BlueStar Global Investors LLC or Market Vectors Index Solutions GmbH, a wholly-owned subsidiary of Van Eck Associates Corporation (the “Adviser”).

The Funds’ commencement of operations dates and their respective indices are presented below:

Commencement
Fund	of Operations	Index
Africa Index ETF	July 10, 2008	Market Vectors GDP Africa Index*
Brazil Small-Cap ETF	May 12, 2009	Market Vectors Brazil Small-Cap Index*
ChinaAMC A-Share ETF **	October 13, 2010	CSI 300 Index
Colombia ETF	March 14, 2011	Market Vectors Colombia Index*
Egypt Index ETF	February 16, 2010	Market Vectors Egypt Index*
Germany Small-Cap ETF	April 4, 2011	Market Vectors Germany Small-Cap Index*
Gulf States Index ETF	July 22, 2008	Market Vectors GDP GCC Index*
India Small-Cap Index ETF	August 24, 2010	Market Vectors India Small-Cap Index*
Indonesia Index ETF	January 15, 2009	Market Vectors Indonesia Index*
Indonesia Small-Cap ETF	March 20, 2012	Market Vectors Indonesia Small-Cap Index*
Israel ETF	June 25, 2013	BlueStar Israel Global IndexTM
Latin America Small-Cap Index ETF	April 6, 2010	Market Vectors Latin America Small-Cap Index*
Poland ETF	November 24, 2009	Market Vectors Poland Index*
Russia ETF	April 24, 2007	Market Vectors Russia Index*
Russia Small-Cap ETF	April 13, 2011	Market Vectors Russia Small-Cap Index*
Vietnam ETF	August 11, 2009	Market Vectors Vietnam Index*

*	Published by Market Vectors Index Solutions GmbH.
**	Effective January 7, 2014, the Fund changed its name from China ETF to ChinaAMC A-Share ETF.

Note 2–Significant Accounting Policies–The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standard Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation–The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the
93

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in the interest rates between the U.S. and foreign markets and are classified as Level 2 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of the Adviser appointed by the Board of Trustees. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation–The Subsidiary, an Indian exempted company, was incorporated on February 25, 2010 and is currently a wholly-owned subsidiary and acts as an investment vehicle for the India Small-Cap Index ETF (the “SCIF”) in order to effect certain investments on behalf of the SCIF. The SCIF is the sole shareholder of the Subsidiary, and it is intended that the SCIF will remain the sole shareholder and will continue to control the Subsidiary. The consolidated
94

financial statements of the SCIF include the financial results of its wholly-owned subsidiary. All material interfund account balances and transactions have been eliminated in consolidation.

C.	Federal Income Taxes–It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D.	Dividends and Distributions to Shareholders–Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Currency Translation–Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

F.	Restricted Securities–The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

G.	Use of Derivative Instruments–The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. The notional amount of the swap position reflected in the Schedule of Investments is indicative of the volume of swap activity during the period ended June 30, 2014. Details of this disclosure are found below:

At June 30, 2014, ChinaAMC A-Share ETF held the following derivatives:

Liability derivatives
Equity risk
Swap contracts, at value[1]	$(21,428)

[1]	Statements of Assets and Liabilities location: Swap contracts, at value
95

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

For ChinaAMC A-Share ETF, the impact of transactions in derivative instruments, during the period ended June 30, 2014, were as follows:

Equity risk
Realized gain (loss):
Swap contracts[1]	$(2,679,882)
Net change in unrealized appreciation (depreciation):
Swap contracts[2]	1,696,893

[1]	Statements of Operations location: Net realized gain (loss) on swap contracts
[2]	Statements of Operations location: Net change in unrealized appreciation (depreciation) on swap contracts

Forward Foreign Currency Contracts–The Funds are subject to foreign currency risk in the normal course of pursuing its investment objectives. The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations. The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Funds held no forward foreign currency contracts during the period ended June 30, 2014.

Swap Agreements–The Funds may enter into swap transactions to gain investment exposure for total return or for hedging purposes. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts. Swap contracts are marked to market daily and the change in value, if any, is recorded as unrealized appreciation or depreciation. Upfront payments, if any, made and/or received by the Funds are recorded as an asset and/or liability and realized gains or losses are recognized over the contract’s term/event. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded in the Statements of Operations. The Funds, other than ChinaAMC A-Share ETF, held no swaps contracts during the period ended June 30, 2014. ChinaAMC A-Share ETF invests in the following type of swap:

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. During the period ended June 30, 2014, the average monthly notional amount of the total return swap contracts in ChinaAMC A-Share ETF was $1,533,971. Outstanding total return swap contracts for the ChinaAMC A-Share ETF held at June 30, 2014 are reflected in the Schedule of Investments.

H.	Offsetting Assets and Liabilities–In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments, securities lending and repurchase agreements. For financial reporting purposes, the Funds do not offset securities lending or repurchase agreement assets and liabilities subject to enforceable master netting or other similar agreements in the Statements of Assets and Liabilities. Collateral held at June 30, 2014 is presented in the Schedules of Investments.
96

The table below presents both gross and net information about the derivative instruments eligible for offset in the Statements of Assets and Liabilities, subject to master netting or similar agreements, as well as financial collateral received or pledged (including cash collateral and margin) as of June 30, 2014. Collateral is disclosed up to 100% of the net amount of unrealized gain/loss or market value of the respective financial instruments. In general, collateral received or pledged exceeds the net amount of the unrealized gain/loss or market value of financial instruments. Refer to the Schedules of Investments and Statements of Assets and Liabilities for collateral received or pledged as of June 30, 2014, as well as related disclosures in Note 9 (Securities Lending).

Fund	Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Cash Collateral Pledged*	Net Amount
ChinaAMC A-Share ETF	Swap contracts, at value	$21,428	$–	$21,428	$(21,428)	$–

*	Gross amounts not offset in the Statements of Assets and Liabilities

I.	Other–Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date/rate. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3–Investment Management and Other Agreements–The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.50% of each Fund’s average daily net assets. The Adviser has agreed, at least until May 1, 2015, to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the expense caps (excluding interest expense, trading expenses, taxes and extraordinary expenses) listed in the table below.

97

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

The expense caps and the amounts waived/assumed by the Adviser for the period ended June 30, 2014, are as follows:

Fund	Expense Cap	Waiver of Management Fees	Expenses Assumed by the Adviser
Africa Index ETF	0.78%	$30,244	$–
Brazil Small-Cap ETF	0.59	131,035	–
ChinaAMC A-Share ETF	0.72	74,001	165,386
Colombia ETF	0.75	8,705	50,052
Egypt Index ETF	0.94	–	–
Germany Small-Cap ETF	0.55	13,412	56,241
Gulf States Index ETF	0.98	63,925	9,434
India Small-Cap Index ETF	0.85	26,059	–
Indonesia Index ETF	0.57	157,118	–
Indonesia Small-Cap ETF	0.61	15,928	51,347
Israel ETF	0.59	37,663	–
Latin America Small-Cap Index ETF	0.63	20,969	57,443
Poland ETF	0.60	60,647	–
Russia ETF	0.62	–	–
Russia Small-Cap ETF	0.67	45,613	–
Vietnam ETF	0.76	–	–

Effective January 7, 2014, ChinaAMC A-Share ETF directly paid sub-advisory fees to the Sub-Adviser at a rate of 0.35% of average daily net assets of the Fund managed by the Sub-Adviser. In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ Distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4–Investments–For the period ended June 30, 2014, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Africa Index ETF	$19,907,563	$12,619,519
Brazil Small-Cap ETF	57,888,500	93,695,638
ChinaAMC A-Share ETF	34,860,917	–
Colombia ETF	426,650	379,186
Egypt Index ETF	21,600,189	13,504,618
Germany Small-Cap ETF	1,035,461	966,540
Gulf States Index ETF	18,208,624	8,236,422
India Small-Cap Index ETF	280,090,454	95,568,814
Indonesia Index ETF	13,386,479	9,738,366
Indonesia Small-Cap ETF	1,021,462	1,043,544
Israel ETF	4,627,261	4,479,610
Latin America Small-Cap Index ETF	1,497,625	1,429,301
Poland ETF	3,090,581	2,661,146
Russia ETF	192,959,313	138,233,176
Russia Small-Cap ETF	21,101,323	6,160,999
Vietnam ETF	247,343,194	127,709,705
98

Note 5–Income Taxes–As of June 30, 2014, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Africa Index ETF	$113,658,021	$23,520,807	$(9,218,947)	$14,301,860
Brazil Small-Cap ETF	195,031,936	25,299,331	(59,632,036)	(34,332,705)
ChinaAMC A-Share ETF	23,136,943	614,135	(1,539,332)	(925,197)
Colombia ETF	4,069,185	571,097	(123,436)	447,661
Egypt Index ETF	59,029,675	17,648,943	(6,012,463)	11,636,480
Germany Small-Cap ETF	4,713,646	556,963	(228,072)	328,891
Gulf States Index ETF	23,417,811	6,300,365	(1,900,913)	4,399,452
India Small-Cap Index ETF	342,601,506	110,820,616	(16,767,607)	94,053,009
Indonesia Index ETF	272,148,341	5,580,769	(56,094,698)	(50,513,929)
Indonesia Small-Cap ETF	7,599,184	538,795	(1,542,222)	(1,003,427)
Israel ETF	42,788,263	5,453,143	(1,235,560)	4,217,583
Latin America Small-Cap Index ETF	11,051,701	985,926	(2,568,527)	(1,582,601)
Poland ETF	31,630,228	1,508,073	(2,833,115)	(1,325,042)
Russia ETF	1,842,459,451	71,941,439	(240,100,121)	(168,158,682)
Russia Small-Cap ETF	56,578,480	5,043,040	(1,519,411)	3,523,629
Vietnam ETF	528,720,638	81,302,230	(54,460,073)	26,842,157

The tax character of dividends paid to shareholders during the year ended December 31, 2013 was as follows:

Fund	Ordinary Income
Africa Index ETF	$2,901,500
Brazil Small-Cap ETF	3,697,200
ChinaAMC A-Share ETF	663,100
Colombia ETF	49,000
Egypt Index ETF	912,597
Germany Small-Cap ETF	70,000
Gulf States Index ETF	330,000
India Small-Cap Index ETF	489,970
Indonesia Index ETF	6,354,300
Indonesia Small-Cap ETF	41,400
Israel ETF	163,000
Latin America Small-Cap Index ETF	86,400
Poland ETF	972,400
Russia ETF	30,496,200
Russia Small-Cap ETF	459,982
Vietnam ETF	12,009,950

The tax character of current year distributions will be determined at the end of the current fiscal year.

99

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

At December 31, 2013, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

	Post-Effective – No Expiration Short-Term	Post-Effective – No Expiration Long-Term	Amount Expiring in the Year Ended December 31,
Fund	Capital Losses	Capital Losses	2018	2017	2016	2015
Africa Index ETF	$5,202,755	$10,546,127	$1,095,985	$951,177	$163,267	$–
Brazil Small-Cap ETF	16,385,132	29,024,740	–	–	–	–
Colombia ETF	15,048	235,264	–	–	–	–
Egypt Index ETF	6,957,733	6,391,209	128,400	–	–	–
Germany Small-Cap ETF	98,178	285,545	–	–	–	–
Gulf States Index ETF	326,710	3,175,550	835,393	1,233,252	6,741	–
India Small-Cap Index EF	32,722,520	29,831,306	–	–	–	–
Indonesia Index ETF	26,109,841	21,866,130	2,845,870	–	–	–
Indonesia Small-Cap ETF	706,051	664,732	–	–	–	–
Latin America Small-Cap Index ETF	937,477	1,960,120	–	–	–	–
Poland ETF	2,176,683	8,099,269	171,326	–	–	–
Russia ETF	147,992,781	330,537,864	121,306,708	349,754,000	19,808,213	1,049,748
Russia Small-Cap ETF	1,542,900	1,245,784	–	–	–	–
Vietnam ETF	18,681,809	88,436,272	1,860,199	–	–	–

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended December 31, 2010-2013), or expected to be taken in the Funds’ current tax year. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements.

Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the ChinaAMC A-Share ETF. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by Qualified Foreign Institutional Investors (“QFII”) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China. There is at present, however, no direct authority on the application of these taxes to an Renminbi Qualified Foreign Institutional Investor (“RQFII”). In the case of the capital gains tax, moreover, the methodology for calculating and collecting the tax is as yet undetermined, and the Chinese tax authorities are not currently enforcing the collection of the tax. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for a foreign investor such as the Fund is also uncertain. Finally, it is also unclear how China’s business tax may apply to activities of an RQFII and how such application may be affected by tax treaty provisions. The imposition of such taxes could have a material adverse effect on the Fund’s returns.

The People’s Republic of China (“PRC”) rules for taxation of RQFIIs (and QFIIs) are evolving and certain of the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Fund and its shareholders.

In the Adviser’s opinion, the Fund would qualify for United States-China treaty benefits with respect to the imposition of tax on capital gains. As a result, the Fund presently reserves 10% of its realized and unrealized gains from its A-Share investments in land-rich enterprises, which are companies that have greater than 50% of their assets in land or real properties in China to meet any potential withholding tax liability. The Fund’s withholding provision may be excessive or inadequate to meet actual Chinese tax liabilities with respect to the Fund’s investments. The Fund is liable to the Sub-Adviser for any Chinese tax that is imposed on the Sub-Adviser with respect to the Fund’s investments in excess of such provision.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended June 30, 2014, the Funds did not incur any interest or penalties.

The Indian Finance Minister announced the introduction of a general anti-avoidance rule (“GAAR”) in the Indian tax law in the 2012/2013 budget. GAAR would be applicable where the main purpose of an arrangement is tax avoidance and would empower Indian tax authorities to declare such arrangement as an impermissible avoidance arrangement. Presently, GAAR

100

is expected to become effective tax year beginning 2015. A special committee was constituted by the Indian Revenue authorities to provide clarity and guidance on the application and implementation of GAAR and have submitted proposed recommendations. As the rules and guidelines have not yet been approved by the Indian Parliament, the Adviser cannot assess whether the India Small-Cap Index ETF, investing through its Mauritius Subsidiary, will fall within the scope of the GAAR provision.

Note 6–Capital Share Transactions–As of June 30, 2014, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, consisting of 50,000 shares (except for ChinaAMC A-Share ETF which has Creation Units consisting of 100,000 shares), or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the period ended June 30, 2014, the Funds had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions
Africa Index ETF	$7,017,055	$–
Brazil Small-Cap ETF	699,106	2,895,567
ChinaAMC A-Share ETF	7,805	–
Colombia ETF	–	–
Egypt Index ETF	5,832,577	2,952,893
Germany Small-Cap ETF	–	1,532,980
Gulf States Index ETF	363,201	165,970
India Small-Cap Index ETF	5,279,302	1,040,044
Indonesia Index ETF	75,354,588	70,812,139
Indonesia Small-Cap ETF	708,052	–
Israel ETF	15,479,523	–
Latin America Small-Cap Index ETF	–	–
Poland ETF	2,307,765	5,852,675
Russia ETF	721,339,473	286,420,415
Russia Small-Cap ETF	27,881,973	–
Vietnam ETF	31,865,944	5,824,049

Note 7–Concentration of Risk–The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Funds’ index. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Funds. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers’ held by Russia ETF and Russia Small-Cap ETF.

Should the Chinese government impose restrictions on the Fund’s ability to repatriate funds associated with direct investment in A-Shares, the Fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the Fund may therefore be subject to Fund-level U.S. federal taxes.

At June 30, 2014, the Adviser owned approximately 12% of ChinaAMC A-Share ETF.

101

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(unaudited) (continued)

Note 8–Trustee Deferred Compensation Plan–The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9–Securities Lending–To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and shares the interest earned on the collateral and borrowing fees received with the securities lending agent. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the Bank of New York Overnight Government Fund, the Bank of New York Institutional Cash Reserve, or repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral outstanding at June 30, 2014 are shown on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

Note 10–Share Split–On January 19, 2011, the Adviser announced the Board of Trustees approved a 3 for 1 share split of the Indonesia Index ETF. This split took place for shareholders of record as of the close of business on January 28, 2011 and was payable on January 31, 2011. Fund shares began trading on the split adjusted NAV on February 1, 2011. The Financial Highlights prior to February 1, 2011 for the Fund have been adjusted to reflect the 3 for 1 share split.

On July 1, 2013, the Board of Trustees of the Trust approved a 1 for 3 reverse share splits for Russia Small-Cap ETF, and 1 for 4 reverse share splits for Egypt Index ETF and India Small-Cap Index ETF. Fund shares began trading on the split adjusted NAV on July 1, 2013. The Statements of Changes in Net Assets and Financial Highlights prior to July 1, 2013 for the Funds have been adjusted to reflect the 1 for 3 reverse share split.

102

Note 11–Bank Line of Credit–Certain Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2014, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate	Outstanding Loan Balance as of June 30, 2014
Africa Index ETF	112	$4,801,251	1.50%	$309,286
Brazil Small-Cap ETF	142	1,089,373	1.49	393,813
Egypt Index ETF	124	4,434,303	1.50	4,108,560
Gulf States Index ETF	57	305,661	1.48	–
India Small-Cap Index ETF	61	5,426,392	1.48	663,564
Indonesia Index ETF	181	961,217	1.50	926,200
Indonesia Small-Cap ETF	44	68,220	1.47	–
Israel ETF	155	285,042	1.49	109,673
Latin America Small-Cap Index ETF	119	76,020	1.48	29,725
Poland ETF	41	103,658	1.49	193,481
Russia ETF	106	2,002,888	1.49	–
Russia Small-Cap ETF	33	511,788	1.49	1,209,225
Vietnam ETF	42	17,193,571	1.49	5,603,241

Note 12–Custodian Fees–The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the period ended June 30, 2014, there were no offsets to the custodian fees.

Note 13–Subsequent Event Review–The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective on and from July 2, 2014, Egypt enacted a 10% tax liability on dividends and capital gains from investments in Egyptian issuers. In response to this legislation, Africa Index ETF and Egypt Index ETF began accruing for such tax.

103

MARKET VECTORS ETF TRUST

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

(unaudited)

At a meeting held on June 6, 2014 (the “Renewal Meeting”), the Board of Trustees (the “Board”) of Market Vectors ETF Trust (the “Trust”), including all of the Trustees that are not interested persons of the Trust (the “Independent Trustees”), approved the continuation of (i) the investment management agreements (the “Investment Management Agreements”) between the Trust and Van Eck Associates Corporation (the “Adviser”) with respect to the Market Vectors Africa Index ETF, Agribusiness ETF, Agriculture Producers ETF, Brazil Small-Cap ETF, ChinaAMC All China Consumer ETF, ChinaAMC A-Share ETF, ChinaAMC MSCI All China ETF, ChinaAMC MSCI All China Small Cap ETF, ChinaAMC SME-ChiNext ETF, Coal ETF, Colombia ETF, Egypt Index ETF, Emerging Europe ex-Russia Index ETF, Energy Producers ETF, GDP Weighted Emerging Markets ETF, GDP Weighted Emerging Markets Small-Cap ETF, GDP Weighted International ex-US ETF, Germany Small-Cap ETF, Global Alternative Energy ETF, Global Frontier Index ETF, Gold Miners ETF, Gulf States Index ETF, Hard Assets Producers Extra Liquid ETF, India Small-Cap Index ETF, Indonesia Index ETF, Indonesia Small-Cap ETF, Internet ETF, Israel ETF, Junior Gold Miners ETF, Kuwait Index ETF, Latin America Small-Cap Index ETF, Metals ETF, Mongolia ETF, Natural Resources ETF, Nigeria ETF, Nigeria-Focused West Africa ETF, Oil Services ETF, Poland ETF, Rare Earth/Strategic Metals ETF, Russia ETF, Russia Small-Cap ETF, Saudi Arabia ETF, Saudi Arabia Small-Cap ETF, Software ETF, Solar Energy ETF, Steel ETF, Telecom ETF, Unconventional Oil & Gas ETF, Uranium+Nuclear Energy ETF and Vietnam ETF (the “Funds”) and (ii) a sub-advisory agreement between the Adviser and China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) (the “Sub-Advisory Agreement”) with respect to Market Vectors ChinaAMC A-Share ETF (the “China Fund”). The Investment Management Agreements and the Sub-Advisory Agreement are collectively referred to as the “Agreements.”

The Board’s approval of the Agreements was based on a comprehensive consideration of all of the information available to the Trustees and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered those factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors.

In preparation for the Renewal Meeting, the Trustees held a meeting on May 9, 2014. At that meeting, the Trustees discussed the information the Adviser, the Sub-Adviser (with respect to the China Fund) and Lipper Inc. (“Lipper”), an independent third party data provider, had provided to them in advance. The information provided to the Trustees included, among other things, information about the performance (for those Funds which had begun operations) and expenses of the Funds and (where applicable) the Funds’ peer funds (other index-based exchange-traded funds (“ETFs”)), information about the advisory services provided to the Funds and the personnel providing those services, and the profitability and other benefits enjoyed by the Adviser and its affiliates as a result of the Adviser’s relationship with the Funds. In reviewing performance and expense information for certain of the Funds against their peer groups, the Trustees considered that some of the Funds generally invest in a different group of issuers than some or all of the other funds in a Fund’s designated peer group. For these and other reasons, the Trustees noted that the peer group information did not necessarily provide meaningful direct comparisons to the Funds.

The Independent Trustees’ consideration of the Agreements was based, in part, on their review of information obtained through discussions with the Adviser at the Renewal Meeting and the May 9, 2014 meeting and information obtained at other meetings of the Trustees and/or based on their review of the materials provided by the Adviser and the Sub-Adviser (with respect to the China Fund), including the background and experience of the portfolio managers and others involved in the management and administration of the Funds. The Trustees considered the terms of, and scope of services that the Adviser and Sub-Adviser (with respect to the China Fund) provide under, the Agreements, including, where applicable, the Adviser’s commitment to waive certain fees and/or pay expenses of each of the Funds to the extent necessary to prevent the operating expenses of each of the Funds from exceeding agreed upon limits for a period of time. With respect to the Sub-Advisory Agreement, the Trustees took into account the unique legal and operational aspects of the China Fund and the Sub-Adviser’s experience and investment management process with respect to Renminbi Qualified Institutional Investors Scheme (“RQFII”) funds. The Trustees also noted that the Sub-Adviser is a wholly-owned subsidiary of China Asset Management Co., China’s largest asset management company measured by fund assets under management.

The Trustees concluded that the Adviser, the Sub-Adviser (with respect to the China Fund) and their personnel have the requisite expertise and skill to manage the Funds’ portfolios. In evaluating the performance over relevant periods of each of the Funds that had commenced operations prior to the date of the Renewal Meeting (the “Operating Funds”), the Trustees reviewed various performance metrics but relied principally on a comparison of the “gross” performance of each Operating Fund (i.e., measured without regard to the impact of fees and expenses) to the performance of its benchmark index, in each case incorporating any fair value adjustments to the underlying securities. Based on this review and discussions with the

104

Adviser, the Trustees concluded that the investment performance of the Funds was satisfactory. The Trustees also considered the short period since the Sub-Adviser commenced activities on behalf of the China ETF.

The Trustees also considered information relating to the financial condition of the Adviser and the Sub-Adviser (with respect to the China Fund) and the current status, as they understood it, of the Adviser’s and Sub-Adviser’s (with respect to the China Fund) compliance environment.

As noted above, the Trustees were also provided various data from Lipper comparing the Operating Funds’ expenses and performance to that of other ETFs. The Trustees noted that the information provided showed that each Operating Fund had a total expense ratio (after the effect of any applicable expense limitation) below or equal to the average and/or median of its respective peer group of funds, except for each of Market Vectors Agribusiness ETF, ChinaAMC A-Share ETF, Colombia ETF, Egypt Index ETF, Global Alternative Energy ETF, Gulf States Index ETF, India Small-Cap ETF, Israel ETF, Rare Earth/Strategic Metals ETF, Russia Small-Cap ETF, Solar Energy ETF, Unconventional Oil & Gas ETF and Vietnam ETF, which had a total expense ratio (after the effect of any applicable expense limitation) greater than the average and median of its peer group of funds, and each of Market Vectors Indonesia Small-Cap ETF, Steel ETF and Uranium+Nuclear Energy ETF, which had a total expense ratio (after the effect of any applicable expense limitation) greater than the average but equal to the median of its peer group of funds. The Trustees concluded, however, in light of this information and the other information available to them, that the fees paid by the Operating Funds were reasonable in light of the performance of the Funds and the quality of services received. The Trustees noted that this comparative data, while generally helpful, was limited in its usefulness in many cases due to the lack of a large number of directly comparable ETFs.

The Trustees also considered any other benefits received by the Adviser from serving as adviser to the Funds and from providing certain administrative services to most of the Funds, and from an affiliate of the Adviser serving as distributor for the Funds.

The Trustees also considered information provided by the Adviser about the overall profitability of the Adviser and its profitability or loss in respect of each Operating Fund. The Trustees reviewed each Fund’s asset size, expense ratio and expense cap and noted that the Investment Management Agreements do not include breakpoints in the advisory fee rates as asset levels in a Fund increase. The Trustees noted that certain Funds were still relatively new products, which therefore made it difficult to quantify the potential variability in net assets and thus determine the sustainability of any potential economies of scale which may exist. The Trustees noted that the Adviser has capped expenses on each Operating Fund since its inception. Based on the foregoing and the other information available to them, the Trustees determined that the advisory fee rate for each Fund is reasonable and appropriate in relation to the current asset size of each Fund and the other factors discussed above and currently reflects an appropriate sharing of any economies of scale which may exist with shareholders. The Trustees also determined that the profits earned by the Adviser in respect of the Funds that were profitable to the Adviser were reasonable in light of the nature and quality of the services received by such Funds.

The Trustees did not review profit or loss information for the Sub-Adviser in respect of its role as Sub-Adviser to the China Fund and noted that the Sub-Adviser began providing services to the China Fund in January 2014.

The Trustees did not consider historical information about the profitability of Market Vectors Agriculture Producers ETF, ChinaAMC All China Consumer ETF, ChinaAMC MSCI All China ETF, ChinaAMC MSCI All China Small Cap ETF, ChinaAMC SME-ChiNext ETF, Emerging Europe ex-Russia Index ETF, Energy Producers ETF, GDP Weighted Emerging Markets ETF, GDP Weighted Emerging Markets Small-Cap ETF, GDP Weighted International ex-US ETF, Global Frontier Index ETF, Hard Assets Producers Extra Liquid ETF, Internet ETF, Israel ETF, Kuwait Index ETF, Metals ETF, Mongolia ETF, Nigeria ETF, Nigeria-Focused West Africa ETF, Saudi Arabia ETF, Saudi Arabia Small-Cap ETF, Software ETF and Telecom ETF to the Adviser because the Funds had not yet commenced operations at the time of the Renewal Meeting. The Trustees also could not consider the historical performance or the quality of services previously provided to each of these Funds.

The Independent Trustees were advised by and met in executive session with their independent counsel at the Renewal Meeting and at their May 9, 2014 meeting as part of their consideration of the Agreements.

In voting to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, concluded that the terms of each Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment. The Trustees further concluded that each Agreement is in the best interest of each Fund and such Fund’s shareholders.

105

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Market Vectors ETF Trust (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.888.MKT.VCTR, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 1.888.MKT.VCTR or by visiting vaneck.com.

Investment Adviser:

Van Eck Associates Corporation

Distributor:

Van Eck Securities Corporation
335 Madison Avenue
New York, NY 10017
vaneck.com

Account Assistance:

1.888.MKT.VCTR

MVINTLSAR

Item 2. CODE OF ETHICS.

  Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

  Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules
     13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MARKET VECTORS ETF TRUST

By (Signature and Title) /s/ John J. Crimmins, Treasurer & Chief Financial Officer
                         ---------------------------------------------------------
Date September 5, 2014
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, Chief Executive Officer
                        --------------------------------------------
Date September 5, 2014
     -----------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer & Chief Financial Officer
                        -----------------------------------------------------------

Date September 5, 2014
     -----------------